UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report January 31, 2014

Columbia Global Opportunities Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved

Semiannual Report 2014

Columbia Global Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Global Opportunities Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Global Opportunities Fund (the Fund) Class A shares returned 4.30% excluding sales charges for the six-month period that ended January 31, 2014.

>	The Fund underperformed its Blended Index, which returned 4.44% for the same six-month period.

>	During the six-month period, the MSCI ACWI All Cap Index (Net) returned 6.65% and the Barclays Global Aggregate Bond Index returned 2.14%.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	01/23/85
Excluding sales charges		4.30	6.94	12.49	5.57
Including sales charges		-1.66	0.80	11.18	4.95
Class B	03/20/95
Excluding sales charges		3.88	6.16	11.63	4.77
Including sales charges		-1.12	1.16	11.37	4.77
Class C	06/26/00
Excluding sales charges		3.90	6.20	11.66	4.79
Including sales charges		2.90	5.20	11.66	4.79
Class K	03/20/95	4.37	7.17	12.63	5.74
Class R*	12/11/06	4.21	6.72	12.17	5.32
Class R4*	11/08/12	4.41	7.17	12.55	5.60
Class R5*	11/08/12	4.52	7.35	12.59	5.62
Class Z*	09/27/10	4.43	7.21	12.71	5.67
Blended Index		4.44	6.38	11.00	N/A	*
MSCI ACWI All Cap Index (Net)		6.65	13.69	16.84	N/A	*
Barclays Global Aggregate Bond Index		2.14	-0.67	4.82	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	Ten-year returns are not available because the inception date of the MSCI ACWI All Cap Index (Net) and the new Blended Index that includes the MSCI ACWI All Cap Index (Net) is November 30, 2007.

**	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Index consists of 50% MSCI ACWI All Cap Index (Net) and 50% Barclays Global Aggregate Bond Index.

The MSCI ACWI All Cap Index (Net) captures large, mid, small and micro cap representation across 24 developed markets countries and large, mid and small cap representation across 21 emerging markets countries.

The Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at January 31, 2014)
Apple, Inc. (United States)	1.1
Google, Inc., Class A (United States)	1.0
Microsoft Corp. (United States)	0.9
General Electric Co. (United States)	0.8
Royal Dutch Shell PLC, Class B (United Kingdom)	0.8
JPMorgan Chase & Co. (United States)	0.7
Johnson & Johnson (United States)	0.7
Chevron Corp. (United States)	0.7
Berkshire Hathaway, Inc., Class B (United States)	0.7
Union Pacific Corp. (United States)	0.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Fred Copper, CFA

Orhan Imer, Ph.D., CFA

Toby Nangle

Gene Tannuzzo, CFA

Semiannual Report 2014	3

Columbia Global Opportunities Fund

Portfolio Overview (continued)

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Alternative Investment Funds	2.1
Asset-Backed Securities — Non-Agency	0.2
Commercial Mortgage-Backed Securities — Agency	0.3
Commercial Mortgage-Backed Securities — Non-Agency	0.4
Common Stocks	60.1
Consumer Discretionary	9.1
Consumer Staples	3.9
Energy	4.7
Financials	12.5
Health Care	7.5
Industrials	8.0
Information Technology	9.1
Materials	2.7
Telecommunication Services	1.1
Utilities	1.5
Convertible Bonds	1.8
Convertible Preferred Stocks	0.4
Consumer Discretionary	0.0	(a)
Consumer Staples	0.0	(a)
Energy	0.1
Financials	0.2
Health Care	0.0	(a)
Industrials	0.0	(a)
Information Technology	0.0	(a)
Utilities	0.1
Corporate Bonds & Notes	7.1
Fixed-Income Funds	1.1
Foreign Government Obligations	7.3
Inflation-Indexed Bonds	0.4
Money Market Funds	12.8
Options Purchased Calls	0.1
Options Purchased Puts	0.0	(a)
Preferred Stocks	0.5
Consumer Staples	0.5
Residential Mortgage-Backed Securities — Agency	3.6
Residential Mortgage-Backed Securities — Non-Agency	0.6
Senior Loans	0.2
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	0.3
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

4	Semiannual Report 2014

Columbia Global Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.00	1,019.31	6.02	5.96	1.17
Class B	1,000.00	1,000.00	1,038.80	1,015.53	9.87	9.75	1.92
Class C	1,000.00	1,000.00	1,039.00	1,015.53	9.87	9.75	1.92
Class K	1,000.00	1,000.00	1,043.70	1,020.01	5.31	5.24	1.03
Class R	1,000.00	1,000.00	1,042.10	1,018.20	7.15	7.07	1.39
Class R4	1,000.00	1,000.00	1,044.10	1,020.62	4.69	4.63	0.91
Class R5	1,000.00	1,000.00	1,045.20	1,021.73	3.56	3.52	0.69
Class Z	1,000.00	1,000.00	1,044.30	1,020.52	4.79	4.74	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Semiannual Report 2014	5

Columbia Global Opportunities Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 60.7%
Issuer	Shares	Value ($)
Australia 0.6%
Australia and New Zealand Banking Group Ltd.	86,454	2,277,222

National Australia Bank Ltd.	80,335	2,335,467

Total		4,612,689

Belgium 0.2%
Barco NV	20,383	1,545,793

Brazil 0.4%
AmBev SA ADR	124,805	816,225

BRF SA	14,700	263,391

Cosan Ltd., Class A	10,647	123,079

Hypermarcas SA	60,400	381,684

Linx SA	13,900	252,570

M. Dias Branco SA	4,300	147,019

Mills Estruturas e Servicos de Engenharia SA	46,270	536,661

Ultrapar Participacoes SA	33,600	742,103

Total		3,262,732

Canada —%
MDC Partners, Inc., Class A	12,500	300,375

Chile —%
SACI Falabella	42,221	330,519

China 1.2%
58.Com, Inc., ADR(a)	8,758	329,388

Anhui Conch Cement Co., Ltd., Class H	133,500	514,953

Autohome, Inc., ADR(a)	2,462	79,917

Baidu, Inc., ADR(a)	6,298	985,637

China Overseas Land & Investment Ltd.	208,000	558,344

China Pacific Insurance Group Co., Ltd., Class H	90,800	329,722

China Petroleum & Chemical Corp., Class H	834,600	659,246

China Vanke Co., Ltd., Class B	316,881	526,009

ENN Energy Holdings Ltd.	128,530	831,608

GCL-Poly Energy Holdings Ltd.(a)	2,001,000	677,773

Industrial & Commercial Bank of China Ltd., Class H	1,275,020	786,126

Lenovo Group Ltd.	240,000	309,527

Li Ning Co., Ltd.(a)	304,500	243,427

Semiconductor Manufacturing International Corp.(a)	2,187,000	221,635

SINA Corp.(a)	2,947	192,115

Common Stocks (continued)
Issuer	Shares	Value ($)
Sinopec Engineering Group Co. Ltd., Class H	196,500	253,389

Tencent Holdings Ltd.	14,400	1,009,583

Vipshop Holdings Ltd., ADS(a)	2,621	275,441

WuXi PharmaTech (Cayman), Inc. ADR(a)	16,533	577,002

Zhuzhou CSR Times Electric Co., Ltd., Class H	110,000	339,201

Total		9,700,043

Denmark 0.1%
Pandora A/S	20,591	1,178,723

France 1.8%
AXA SA	163,365	4,296,441

BNP Paribas SA	36,641	2,839,047

CNP Assurances	96,063	1,882,508

Metropole Television SA	46,655	1,012,126

Sanofi	26,972	2,648,255

Total SA	35,295	2,015,483

Total		14,693,860

Germany 2.5%
Allianz SE, Registered Shares	20,058	3,349,064

Aurubis AG	60,088	3,481,507

BASF SE	35,147	3,769,940

Continental AG	11,543	2,486,994

DMG MORI SEIKI AG	52,826	1,709,201

Duerr AG	25,571	2,156,509

Freenet AG	114,949	3,509,142

Total		20,462,357

Hong Kong 0.4%
Hongkong Land Holdings Ltd.	225,000	1,354,376

K Wah International Holdings Ltd.	1,200,000	935,755

Sands China Ltd.	148,800	1,142,674

Total		3,432,805

India 0.6%
Eicher Motors Ltd.	8,283	614,215

HCL Technologies Ltd.	40,152	936,982

ICICI Bank Ltd., ADR	6,341	203,990

Just Dial Ltd.(a)	18,112	410,121

Lupin Ltd.	65,428	920,158

Motherson Sumi Systems Ltd.	359,558	1,171,557

Tata Motors Ltd.	81,244	452,074

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Mahindra Ltd.	11,256	320,787

Total		5,029,884

Indonesia 0.2%
PT Bank Negara Indonesia Persero Tbk	928,000	332,778

PT Bank Rakyat Indonesia Persero Tbk	854,800	584,154

PT Bank Tabungan Pensiunan Nasional Tbk(a)	550,500	203,700

PT Matahari Department Store Tbk(a)	51,200	48,818

PT Nippon Indosari Corpindo Tbk	3,785,000	327,532

PT Sumber Alfaria Trijaya Tbk	6,551,500	239,846

Total		1,736,828

Ireland 1.4%
DCC PLC	25,521	1,160,026

Dragon Oil PLC	278,295	2,696,896

Eaton Corp. PLC	53,759	3,929,245

Jazz Pharmaceuticals PLC(a)	10,613	1,609,568

Smurfit Kappa Group PLC	84,664	1,986,842

Total		11,382,577

Italy 0.4%
Enel SpA	290,992	1,329,657

Prada SpA	28,300	207,434

Recordati SpA	123,078	1,927,205

Total		3,464,296

Japan 4.5%
Aisin Seiki Co., Ltd.	57,900	2,131,905

Central Japan Railway Co.	13,000	1,424,531

CyberAgent, Inc.	25,393	1,230,482

Daiichikosho Co., Ltd.	103,400	3,223,050

Fuji Heavy Industries Ltd.	90,700	2,472,620

Fujitsu General Ltd.	69,000	820,965

Fuyo General Lease Co., Ltd.	45,500	1,578,622

Hino Motors Ltd.	143,000	2,080,917

Hulic REIT, Inc.(a)	192	202,956

Iida Group Holdings Co., Ltd.(a)	89,816	1,592,900

IT Holdings Corp.	127,500	2,108,976

ITOCHU Corp.	264,200	3,227,804

Japan Tobacco, Inc.	58,900	1,818,211

Kanamoto Co., Ltd.	52,000	1,343,397

KDDI Corp.	22,400	1,233,392

Nakanishi, Inc.	5,000	749,013

Namura Shipbuilding Co., Ltd.	96,900	1,325,817

Common Stocks (continued)
Issuer	Shares	Value ($)
Nihon M&A Center, Inc.	19,000	1,577,863

Sumitomo Mitsui Financial Group, Inc.	72,500	3,358,645

Temp Holdings Co., Ltd.	38,100	1,139,548

Toyota Motor Corp.	25,800	1,476,267

TS Tech Co., Ltd.	38,200	1,408,744

Total		37,526,625

Malaysia —%
Tenaga Nasional Bhd	94,300	332,450

Malta —%
BGP Holdings PLC(b)	581,000	1

Mexico 0.4%
Alfa SAB de CV, Class A	393,170	1,107,720

Cemex SAB de CV, ADR(a)	51,277	634,296

Grupo Financiero Banorte SAB de CV, Class O	189,000	1,193,015

Total		2,935,031

Netherlands 1.1%
AVG Technologies NV(a)	31,860	528,557

ING Groep NV-CVA(a)	191,620	2,543,028

Koninklijke Ahold NV	227,951	3,801,464

Koninklijke Philips NV	73,257	2,553,035

Total		9,426,084

Norway 0.3%
Atea ASA	25,712	237,697

Electromagnetic GeoServices(a)	792,076	881,768

Kongsberg Automotive Holding ASA(a)	1,618,694	1,510,428

Total		2,629,893

Panama 0.1%
Banco Latinoamericano de Comercio Exterior SA, Class E	19,890	505,206

Copa Holdings SA, Class A	4,832	631,542

Total		1,136,748

Peru 0.1%
Credicorp Ltd.	7,447	982,408

Philippines 0.3%
GT Capital Holdings, Inc.	63,070	1,034,434

Metropolitan Bank & Trust Co.	549,982	918,653

Robinsons Retail Holdings, Inc.(a)	199,650	262,118

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Universal Robina Corp.	100,140	260,659

Total		2,475,864

Poland 0.1%
Eurocash SA	44,781	582,494

Russian Federation 0.4%

Lukoil OAO, ADR	12,990	739,910

Magnit OJSC, GDR(c)	11,720	618,230

Mail.ru Group Ltd., GDR(c)	17,250	642,908

Mobile Telesystems OJSC, ADR	32,599	562,333

NovaTek OAO	38,150	426,788

Sberbank of Russia	179,964	493,101

Yandex NV, Class A(a)	3,463	127,265

Total		3,610,535

Singapore 0.5%
DBS Group Holdings Ltd.	292,000	3,771,025

South Africa 0.2%
AVI Ltd.	94,535	436,878

Clicks Group Ltd.	46,809	239,195

Naspers Ltd., Class N	9,491	970,044

Total		1,646,117

South Korea 1.7%
GS Home Shopping, Inc.	4,462	1,149,970

Hotel Shilla Co., Ltd.	15,177	1,089,951

Hyundai Home Shopping Network Corp.	6,354	1,071,332

Hyundai Motor Co.	2,565	556,670

Kia Motors Corp.	8,652	431,676

LG Fashon Corp.	41,300	1,124,316

LG Uplus Corp.	70,410	720,940

NAVER Corp.	1,355	854,944

Posco ICT Co., Ltd.	20,542	148,241

Samchuly Bicycle Co., Ltd.	9,699	191,675

Samsung Electronics Co.,Ltd.	2,918	3,455,521

Samsung SDI Co., Ltd.	3,591	476,461

SK Telecom Co., Ltd.	5,301	1,068,074

Suprema, Inc.(a)	20,365	482,870

Youngone Corp.(a)	46,240	1,663,210

Total		14,485,851

Spain 0.3%
Duro Felguera SA	61,221	409,541

Common Stocks (continued)
Issuer	Shares	Value ($)
Iberdrola SA	276,724	1,708,217

Total		2,117,758

Sweden 0.7%
Nordea Bank AB	156,992	2,101,566

Saab AB, Class B	135,165	3,507,349

Total		5,608,915

Switzerland 1.9%
Autoneum Holding AG	7,172	1,241,939

Baloise Holding AG, Registered Shares	10,379	1,242,069

Bucher Industries AG, Registered Shares	5,320	1,560,823

Credit Suisse Group AG, Registered Shares	51,584	1,558,928

Forbo Holding AG, Registered Shares	2,032	1,660,742

Georg Fischer AG, Registered Shares	2,726	1,871,654

Nestlé SA, Registered Shares	26,226	1,903,348

Novartis AG, Registered Shares	13,581	1,075,515

Roche Holding AG, Genusschein Shares	14,654	4,029,385

Total		16,144,403

Taiwan 0.7%
Airtac International Group	49,500	446,584

Cathay Financial Holding Co., Ltd.	395,000	594,002

Eclat Textile Co., Ltd.	4,000	43,720

Hermes Microvision, Inc.	13,000	378,323

Himax Technologies, Inc., ADR	17,358	254,121

MediaTek, Inc.	35,000	466,435

Merida Industry Co., Ltd.	90,000	555,565

Merry Electronics Co., Ltd.	117,000	672,290

St. Shine Optical Co., Ltd.	14,000	361,452

Taiwan Semiconductor Manufacturing Co., Ltd.	183,530	631,977

Tong Hsing Electronic Industries Ltd.	84,000	430,501

Wistron NeWeb Corp.	337,000	860,517

Total		5,695,487

Thailand 0.4%
Advanced Information Service PCL, Foreign Registered Shares	80,200	507,953

Bangkok Bank PCL, Foreign Registered Shares	149,400	774,598

Kasikornbank PCL, Foreign Registered Shares	92,440	475,993

PTT Global Chemical PCL, Foreign Registered Shares	205,400	442,161

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
PTT PCL, Foreign Registered Shares	118,000	985,701

Robinson Department Store PCL, Foreign Registered Shares	268,000	361,132

Total		3,547,538

Turkey 0.1%
Arcelik AS	136,759	675,687

United Kingdom 3.3%
Amarin Corp. PLC, ADR(a)	309,033	565,530

Aviva PLC	363,605	2,659,898

Centrica PLC	350,162	1,791,363

Delphi Automotive PLC	59,550	3,625,999

GlaxoSmithKline PLC	57,933	1,489,491

HSBC Holdings PLC	343,655	3,542,136

Intermediate Capital Group PLC	305,319	2,075,914

Lancashire Holdings Ltd.	199,857	2,477,227

Lonmin PLC(a)	36,346	183,490

Royal Dutch Shell PLC, Class B	160,896	5,885,052

Vodafone Group PLC	430,589	1,603,622

Xchanging PLC	606,633	1,777,586

Total		27,677,308

United States 33.8%
AAR Corp.	15,710	418,672

AbbVie, Inc.	82,335	4,053,352

ACADIA Pharmaceuticals, Inc.(a)	6,050	140,965

Actuant Corp., Class A	16,100	550,942

Aegerion Pharmaceuticals, Inc.(a)	3,730	223,725

Aetna, Inc.	52,934	3,616,980

Affymetrix, Inc.(a)	61,090	573,635

AK Steel Holding Corp.(a)	50,500	357,035

Albany International Corp., Class A	15,210	525,810

Align Technology, Inc.(a)	8,380	497,940

Alpha & Omega Semiconductor Ltd.(a)	47,880	347,609

Altria Group, Inc.	89,850	3,164,517

American Assets Trust, Inc.	3,100	103,757

American Equity Investment Life Holding Co.	26,110	573,115

American Science & Engineering, Inc.	1,870	127,889

Amkor Technology, Inc.(a)	46,300	245,390

Ampco-Pittsburgh Corp.	22,100	393,601

Amtrust Financial Services, Inc.	7,600	245,328

Anadarko Petroleum Corp.	25,116	2,026,610

Analogic Corp.	700	66,955

Common Stocks (continued)
Issuer	Shares	Value ($)
Apple, Inc.	16,520	8,269,912

Ariad Pharmaceuticals, Inc.(a)	37,258	275,337

Aspen Technology, Inc.(a)	17,810	811,602

Bank of America Corp.	279,270	4,677,772

Benchmark Electronics, Inc.(a)	25,610	582,115

Berkshire Hathaway, Inc., Class B(a)	44,247	4,937,965

Biogen Idec, Inc.(a)	15,521	4,852,485

BlackRock, Inc.	10,308	3,097,245

Bonanza Creek Energy, Inc.(a)	1,500	61,065

Briggs & Stratton Corp.	25,900	545,713

Brown & Brown, Inc.	88,322	2,781,260

Buckle, Inc. (The)	11,610	514,555

Cal-Maine Foods, Inc.	1,169	58,894

Capella Education Co.	9,360	583,970

Capital Southwest Corp.	2,120	72,440

Capstead Mortgage Corp.	46,300	584,306

Cardinal Health, Inc.	53,124	3,613,494

Cato Corp. (The), Class A	13,696	382,940

Celldex Therapeutics, Inc.(a)	8,720	224,802

Central Pacific Financial Corp.	27,260	500,221

Chesapeake Utilities Corp.	3,030	178,316

Chevron Corp.	45,351	5,062,532

Cisco Systems, Inc.	60,627	1,328,338

Citigroup, Inc.	83,466	3,958,792

Cleco Corp.	6,200	302,932

Cloud Peak Energy, Inc.(a)	21,070	394,641

Clovis Oncology, Inc.(a)	5,680	369,370

CMS Energy Corp.	99,891	2,775,971

CNO Financial Group, Inc.	32,619	552,566

Coca-Cola Enterprises, Inc.	56,840	2,460,604

Cognizant Technology Solutions Corp., Class A(a)	5,089	493,226

Columbia Sportswear Co.	7,970	592,569

CommVault Systems, Inc.(a)	8,090	558,776

ConocoPhillips	51,726	3,359,604

Coresite Realty Corp.	14,520	445,474

Cornerstone Therapeutics, Inc.(a)	20,300	192,444

Cousins Properties, Inc.	52,800	567,600

Cracker Barrel Old Country Store, Inc.	1,300	128,713

Credit Acceptance Corp.(a)	2,900	403,622

CSS Industries, Inc.	2,300	61,640

CSX Corp.	140,896	3,791,511

CubeSmart	17,200	283,456

CVS Caremark Corp.	53,791	3,642,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Dana Holding Corp.	28,790	544,707

Deluxe Corp.	13,840	671,932

Diamond Hill Investment Group, Inc.	2,500	286,350

Dice Holdings, Inc.(a)	10,000	70,000

Digital Generation, Inc.(a)	5,700	76,950

Dow Chemical Co. (The)	59,788	2,720,952

DuPont Fabros Technology, Inc.	22,800	592,572

DXP Enterprises, Inc.(a)	5,600	537,824

Dynamic Materials Corp.	17,800	388,574

Dynavax Technologies Corp.(a)	241,022	419,378

Dynex Capital, Inc.	52,090	419,845

eBay, Inc.(a)	51,926	2,762,463

El Paso Electric Co.	14,420	525,321

EMC Corp.	103,825	2,516,718

EMCOR Group, Inc.	7,320	311,173

Energy XXI Bermuda Ltd.	5,520	126,684

EnerSys, Inc.	4,850	330,091

Ennis, Inc.	11,820	171,035

Enterprise Financial Services Corp.	12,940	240,943

Entravision Communications Corp., Class A	37,420	225,643

EPL Oil & Gas, Inc.(a)	20,230	543,580

Equinix, Inc.(a)	5,630	1,042,676

Esterline Technologies Corp.(a)	6,920	712,414

Exterran Holdings, Inc.(a)	18,900	656,586

FBL Financial Group, Inc., Class A	2,000	77,260

FBR & Co.(a)	19,370	469,916

Federal Agricultural Mortgage Corp., Class C	9,320	285,565

Ferro Corp.(a)	38,600	485,588

First Interstate Bancsystem, Inc.	21,100	541,426

First Merchants Corp.	27,230	574,281

Flagstar Bancorp, Inc.(a)	24,900	519,663

Flushing Financial Corp.	3,900	80,106

GAMCO Investors, Inc., Class A	4,700	379,713

General Dynamics Corp.	42,373	4,292,809

General Electric Co.	244,280	6,138,756

General Motors Co.(a)	92,086	3,322,463

Gilead Sciences, Inc.(a)	60,120	4,848,678

Google, Inc., Class A(a)	6,010	7,097,630

Great Southern Bancorp, Inc.	2,400	66,360

Greatbatch, Inc.(a)	8,160	346,882

Green Plains Renewable Energy, Inc.	6,400	142,592

hhgregg, Inc.(a)	35,220	290,917

Common Stocks (continued)
Issuer	Shares	Value ($)
Home Depot, Inc. (The)	54,635	4,198,700

Home Loan Servicing Solutions Ltd.	7,370	151,232

Honeywell International, Inc.	40,469	3,691,987

Houston Wire & Cable Co.	17,800	235,494

Hyster-Yale Materials Handling, Inc.	6,500	557,440

Iconix Brand Group, Inc.(a)	16,600	617,520

iGATE Corp.(a)	16,700	563,625

Infinity Pharmaceuticals, Inc.(a)	54,280	697,498

Ingles Markets, Inc., Class A	2,600	70,668

Inland Real Estate Corp.	50,700	534,378

Innospec, Inc.	120	5,141

Insight Enterprises, Inc.(a)	24,670	520,537

Insmed, Inc.(a)	42,887	875,753

Insteel Industries, Inc.	10,780	200,831

Intel Corp.	10,800	265,032

Inter Parfums, Inc.	4,680	152,287

Intercept Pharmaceuticals, Inc.(a)	560	168,493

International Paper Co.	53,336	2,546,261

Intersil Corp., Class A	46,440	526,630

Invacare Corp.	24,400	492,392

Invesco Ltd.	76,470	2,542,627

Isis Pharmaceuticals, Inc.(a)	6,500	331,890

ITT Educational Services, Inc.(a)	6,500	191,100

IXYS Corp.	25,990	329,813

Jack in the Box, Inc.(a)	13,620	688,763

Johnson & Johnson	60,279	5,332,883

JPMorgan Chase & Co.	97,414	5,392,839

Kadant, Inc.	14,710	528,236

Keryx Biopharmaceuticals, Inc.(a)	60,674	933,166

Kimball International, Inc., Class B	21,030	312,716

Kroger Co. (The)	61,913	2,235,059

Lydall, Inc.(a)	9,730	171,929

LyondellBasell Industries NV, Class A	28,502	2,244,818

Magellan Health Services, Inc.(a)	9,178	549,120

Maiden Holdings Ltd.	3,300	36,234

Manhattan Associates, Inc.(a)	20,800	701,376

Marathon Petroleum Corp.	41,186	3,585,241

MasterCard, Inc., Class A	47,440	3,590,259

Matson, Inc.	15,920	380,966

MCG Capital Corp.	54,400	243,168

Microchip Technology, Inc.	4,700	210,842

Microsemi Corp.(a)	19,730	462,471

Microsoft Corp.	177,859	6,731,963

Minerals Technologies, Inc.	5,300	273,904

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Mohawk Industries, Inc.(a)	21,484	3,054,595

Molina Healthcare, Inc.(a)	16,200	583,200

National Healthcare Corp.	3,600	187,200

Nelnet, Inc., Class A	13,920	518,520

Novavax, Inc.(a)	81,630	444,067

NPS Pharmaceuticals, Inc.(a)	4,730	169,239

Orbitz Worldwide, Inc.(a)	56,760	408,672

Overstock.com, Inc.(a)	7,030	148,052

Owens & Minor, Inc.	8,440	292,362

PC Connection, Inc.	13,330	272,732

Pegasystems, Inc.	12,850	583,904

Pennsylvania Real Estate Investment Trust	5,800	108,170

PH Glatfelter Co.	19,720	611,123

Pharmacyclics, Inc.(a)	3,458	460,156

Philip Morris International, Inc.	47,932	3,745,406

Pilgrim’s Pride Corp.(a)	35,050	586,387

Portland General Electric Co.	19,950	602,091

priceline.com, Inc.(a)	3,148	3,604,114

Providence Service Corp. (The)(a)	2,260	59,641

Provident Financial Holdings, Inc.	10,640	160,132

PS Business Parks, Inc.	2,420	190,139

PTC, Inc.(a)	8,000	285,440

Puma Biotechnology, Inc.(a)	1,800	212,778

Quad/Graphics, Inc.	17,870	409,759

Questar Corp.	61,224	1,427,744

Questcor Pharmaceuticals, Inc.	11,168	748,368

Ramco-Gershenson Properties Trust	4,500	71,865

Red Hat, Inc.(a)	50,590	2,858,335

Red Robin Gourmet Burgers, Inc.(a)	5,090	327,949

Renewable Energy Group, Inc.(a)	34,000	340,340

Republic Airways Holdings, Inc.(a)	30,270	296,949

Republic Bancorp, Inc., Class A	12,510	288,856

Resolute Forest Products, Inc.(a)	34,340	662,762

RLJ Lodging Trust	26,280	656,474

RPX Corp.(a)	22,820	370,140

Ruth’s Hospitality Group, Inc.	23,860	312,327

Salesforce.com, Inc.(a)	51,438	3,113,542

Sanderson Farms, Inc.	8,810	655,023

SanDisk Corp.	1,600	111,280

Sanmina Corp.(a)	35,690	596,737

Scansource, Inc.(a)	14,270	535,696

Schweitzer-Mauduit International, Inc.	12,210	563,247

Sciclone Pharmaceuticals, Inc.(a)	13,960	65,612

Common Stocks (continued)
Issuer	Shares	Value ($)
Seacoast Banking Corp. of Florida(a)	5,700	63,555

Simon Property Group, Inc.	22,300	3,452,932

Skywest, Inc.	36,120	469,921

Smith & Wesson Holding Corp.(a)	45,580	596,642

Southwest Gas Corp.	11,380	611,447

Sovran Self Storage, Inc.	9,300	631,563

SS&C Technologies Holdings, Inc.(a)	3,800	147,516

Starwood Hotels & Resorts Worldwide, Inc.	38,704	2,891,576

Steven Madden Ltd.(a)	17,600	573,584

Stillwater Mining Co.(a)	66,119	829,132

Stone Energy Corp.(a)	17,485	541,161

Sturm Ruger & Co., Inc.	8,420	641,351

Symetra Financial Corp.	33,030	632,524

SYNNEX Corp.(a)	9,860	553,639

Syntel, Inc.(a)	7,010	590,593

TESARO, Inc.(a)	8,250	259,958

TGC Industries, Inc.(a)	34,595	225,213

Thermo Fisher Scientific, Inc.	34,956	4,024,834

Time Warner Cable, Inc.	25,697	3,424,639

TiVo, Inc.(a)	44,150	547,019

TJX Companies, Inc.	50,716	2,909,070

Travelzoo, Inc.(a)	23,130	515,336

Tredegar Corp.	4,940	122,463

Triple-S Management Corp., Class B(a)	3,500	62,440

Tyson Foods, Inc., Class A	85,766	3,207,648

U.S.A. Mobility, Inc.	23,742	338,561

Ubiquiti Networks, Inc.(a)	13,540	557,848

Ultra Clean Holdings, Inc.(a)	19,950	228,029

Union Pacific Corp.	28,160	4,906,598

United Community Banks, Inc.(a)	32,260	538,097

United States Lime & Minerals, Inc.(a)	6,500	354,575

Universal Corp.	8,830	453,156

Usana Health Sciences, Inc.(a)	8,600	514,882

Valero Energy Corp.	68,240	3,487,064

ValueClick, Inc.(a)	4,960	106,640

Vertex Pharmaceuticals, Inc.(a)	10,595	837,429

Viacom, Inc., Class B	37,022	3,039,506

VMware, Inc., Class A(a)	32,660	2,943,972

VOXX International Corp.(a)	19,000	253,270

Warren Resources, Inc.(a)	29,300	98,741

WellCare Health Plans, Inc.(a)	9,300	605,523

WellPoint, Inc.	1,650	141,900

West Pharmaceutical Services, Inc.	8,970	425,627

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Western Refining, Inc.	17,070	667,608

Williams Companies, Inc. (The)	82,143	3,325,970

WisdomTree Investments, Inc.(a)	19,500	275,340

World Acceptance Corp.(a)	6,050	578,925

Xilinx, Inc.	3,750	174,075

XO Group, Inc.(a)	19,860	240,902

Zagg, Inc.(a)	26,100	110,142

Zimmer Holdings, Inc.	38,566	3,624,047

Zions Bancorporation	94,445	2,715,294

Total		281,286,244

Total Common Stocks
(Cost: $455,294,795)		505,427,947

Preferred Stocks 0.4%
Germany 0.4%
Henkel AG & Co. KGaA	35,855	3,886,986

Total Preferred Stocks
(Cost: $3,204,845)		3,886,986

Convertible Preferred Stocks 0.6%
United States 0.6%
AMG Capital Trust II, 5.150%	3,500	211,094

Alere, Inc., 3.000%	350	103,086

Alexandria Real Estate Equities, Inc., 7.000%	8,400	220,631

Bank of America Corp., 7.250%	400	447,444

Bunge Ltd., 4.875%	2,000	205,834

CenterPoint Energy, Inc., 3.719%(d)	3,970	204,951

Chesapeake Energy Corp., 5.000%	2,300	220,656

Chesapeake Energy Corp., 5.750%(c)	190	215,531

Crown Castle International Corp., 4.500%	2,720	265,559

Dominion Resources, Inc., 6.000%	1,900	106,457

Dominion Resources, Inc., 6.125%	1,900	106,267

Genesee & Wyoming, Inc., 5.000%	800	97,960

Health Care REIT, Inc., 6.500%	4,300	233,447

Hornbeck Offshore Services, 0.000%(c)(e)	4,650	207,799

MetLife, Inc., 5.000%	5,500	160,325

NextEra Energy, Inc., 5.599%	3,500	213,714

PPL Corp., 8.750%	4,220	217,372

Post Holdings, Inc., 3.750%(c)	1,300	159,715

Stanley Black & Decker, Inc., 6.250%	1,550	157,713

United Technologies Corp., 7.500%	2,300	148,189

Vertex Pharmaceuticals, 0.500%(c)	2,140	164,593

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Weyerhaeuser Co., 6.375%	4,000	214,400

iStar Financial, Inc., 4.500%	1,900	126,265

priceline.com, Inc., 1.000%(c)	365	365,477

Total		4,774,479

Total Convertible Preferred Stocks
(Cost: $4,364,448)		4,774,479

Corporate Bonds & Notes(f) 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia —%
FMG Resources August 2006 Proprietary Ltd.(c)
11/01/19	8.250%	218,000	241,980

Belgium —%
Calcipar SA Senior Secured(c)
05/01/18	6.875%	102,000	108,120

Canada 0.3%
Bombardier, Inc.(c) Senior Notes
01/15/16	4.250%	106,000	109,710
Senior Unsecured
03/15/20	7.750%	53,000	58,631

Brookfield Residential Properties, Inc./U.S. Corp.(c)
07/01/22	6.125%	62,000	62,310

Cogeco Cable, Inc.(c)
05/01/20	4.875%	43,000	42,140

FQM Akubra, Inc.(c)
06/01/20	8.750%	244,000	277,550

Kodiak Oil & Gas Corp.
12/01/19	8.125%	266,000	294,595
01/15/21	5.500%	214,000	212,930
02/01/22	5.500%	367,000	362,412

MDC Partners, Inc.(c)
04/01/20	6.750%	240,000	253,200

MEG Energy Corp.(c)
03/31/24	7.000%	111,000	112,943

NOVA Chemicals Corp. Senior Unsecured(c)
08/01/23	5.250%	77,000	78,925

NOVA Chemicals Corp. Senior Unsecured
11/01/19	8.625%	6,000	6,563

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	149,000	144,903

Valeant Pharmaceuticals International, Inc.(c)
08/15/18	6.750%	145,000	158,956
07/15/21	7.500%	207,000	230,546
12/01/21	5.625%	108,000	111,915

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd.
07/15/22	5.000%	143,000	140,140

Total			2,658,369

China 0.1%
Studio City Finance Ltd.(c)
12/01/20	8.500%	372,000	418,500

Germany —%
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(c)
01/15/23	5.500%	165,000	165,412

Italy —%
Wind Acquisition Finance SA Senior Secured(c)
04/30/20	6.500%	255,000	277,950

Luxembourg 0.2%
ArcelorMittal Senior Unsecured
03/01/21	6.000%	341,000	356,345

ConvaTec Finance International SA Senior Unsecured PIK(c)
01/15/19	8.250%	145,000	148,988

Hamilton Sundstrand Corp. Senior Unsecured(c)
12/15/20	7.750%	238,000	252,280

Intelsat Jackson Holdings SA
10/15/20	7.250%	130,000	141,050

Intelsat Luxembourg SA(c)
06/01/21	7.750%	78,000	83,655
06/01/23	8.125%	225,000	243,562

Total			1,225,880

Netherlands 0.1%
LBC Tank Terminals Holding Netherlands BV(c)
05/15/23	6.875%	158,000	162,740

NXP BV/Funding LLC(c)
06/01/18	3.750%	119,000	119,000

Playa Resorts Holding BV Senior Unsecured(c)
08/15/20	8.000%	141,000	152,443

Schaeffler Finance BV Senior Secured(c)
02/15/19	8.500%	153,000	174,038

Schaeffler Holding Finance BV Senior Secured PIK(c)
08/15/18	6.875%	194,000	205,640

Total			813,861

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Russian Federation 0.2%
Lukoil International Finance BV(c)
11/09/20	6.125%		650,000	692,177

Sibur Securities Ltd.(c)
01/31/18	3.914%		500,000	482,401

Total				1,174,578

Supra-National —%
European Investment Bank Senior Unsecured
01/18/27	2.150%	JPY	2,500,000	27,645

Sweden —%
ConvaTec Healthcare E SA Senior Unsecured(c)
12/15/18	10.500%		249,000	277,012

Ukraine 0.1%
MHP SA(c)
04/02/20	8.250%		710,000	587,055

United Kingdom —%
Intelsat Jackson Holdings SA Senior Unsecured
04/01/21	7.500%		174,000	191,617

Jaguar Land Rover Automotive PLC(c)
02/01/23	5.625%		60,000	61,200

Total				252,817

United States 6.2%
ADS Tactical, Inc. Senior Secured(c)
04/01/18	11.000%		331,000	314,450

ADT Corp. (The) Senior Unsecured(c)
10/15/21	6.250%		115,000	118,904

AMC Entertainment, Inc.
06/01/19	8.750%		276,000	293,940
12/01/20	9.750%		59,000	67,703

AMC Networks, Inc.
07/15/21	7.750%		328,000	369,000
12/15/22	4.750%		90,000	87,750

APX Group, Inc.
12/01/20	8.750%		190,000	193,325
Senior Secured
12/01/19	6.375%		303,000	304,515

APX Group, Inc.(c)
12/01/20	8.750%		10,000	10,150

ARAMARK Corp.(c)
03/15/20	5.750%		129,000	133,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	25,000	26,500
05/15/23	4.875%	257,000	251,860

Activision Blizzard, Inc.(c)
09/15/21	5.625%	433,000	448,155

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	290,000	297,975

Allegion US Holding Co., Inc.(c)
10/01/21	5.750%	235,000	242,637

Alliance Data Systems Corp.(c)
12/01/17	5.250%	168,000	175,140
04/01/20	6.375%	96,000	101,040

Alliant Holdings, Inc. Senior Unsecured(c)
12/15/20	7.875%	133,000	140,647

Allison Transmission, Inc.(c)
05/15/19	7.125%	188,000	202,570

Ally Financial, Inc.
02/15/17	5.500%	123,000	132,686
03/15/20	8.000%	514,000	612,945
09/15/20	7.500%	102,000	119,850

Alpha Natural Resources, Inc.
04/15/18	9.750%	57,000	59,993
06/01/19	6.000%	12,000	9,900
06/01/21	6.250%	123,000	100,553

Alphabet Holding Co., Inc. Senior Unsecured(c)
11/01/17	7.750%	86,000	88,580

American Axle & Manufacturing, Inc.
02/15/19	5.125%	85,000	87,338
03/15/21	6.250%	111,000	117,938

American Builders & Contractors Supply Co., Inc. Senior Unsecured(c)
04/15/21	5.625%	240,000	242,400

Amsted Industries, Inc. Senior Notes(c)
03/15/18	8.125%	225,000	235,687

Amsurg Corp.
11/30/20	5.625%	80,000	83,200

Ancestry.com, Inc. Senior Unsecured PIK(c)
10/15/18	9.625%	130,000	135,850

Antero Resources Finance Corp.
08/01/19	7.250%	23,000	24,668

Antero Resources Finance Corp.(c)
11/01/21	5.375%	88,000	88,660

Arch Coal, Inc.
06/15/19	9.875%	73,000	63,875
06/15/21	7.250%	9,000	6,818

Arch Coal, Inc.(c)
Secured
01/15/19	8.000%	199,000	198,502

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ashtead Capital, Inc. Secured(c)
07/15/22	6.500%	72,000	77,040

Athlon Holdings LP/Finance Corp.(c)
04/15/21	7.375%	134,000	140,365

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	553,000	588,945

Audatex North America, Inc.(c)
06/15/21	6.000%	138,000	143,865
11/01/23	6.125%	64,000	66,240

Aurora U.S.A. Oil & Gas, Inc.(c)
04/01/20	7.500%	292,000	303,680

AutoNation, Inc.
02/01/20	5.500%	74,000	79,180

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	68,000	78,710

Axalta Coating Systems U.S. Holdings, Inc/Dutch Holding B BV(c)
05/01/21	7.375%	199,000	214,422

B&G Foods, Inc.
06/01/21	4.625%	238,000	230,562

Beverage Packaging Holdings (Luxembourg) II SA(c)
12/15/16	5.625%	47,000	47,940
06/15/17	6.000%	10,000	10,250

Biomet, Inc.
08/01/20	6.500%	305,000	325,206
10/01/20	6.500%	90,000	93,375

Boyd Gaming Corp.
07/01/20	9.000%	30,000	32,475

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	134,000	143,715

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	174,000	194,010

Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(c)
02/15/18	9.000%	69,000	70,553

CBRE Services, Inc.
03/15/23	5.000%	74,000	70,763

CBS Outdoor Americas Capital LLC/Corp.(c)
02/15/22	5.250%	31,000	31,155
02/15/24	5.625%	31,000	31,233

CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	181,000	196,837

CHS/Community Health Systems, Inc.
11/15/19	8.000%	135,000	148,162
Senior Secured
08/15/18	5.125%	219,000	231,319

CHS/Community Health Systems, Inc.(c)
02/01/22	6.875%	239,000	244,975
Senior Secured
08/01/21	5.125%	44,000	44,275

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	253,000	269,445
08/01/23	5.000%	60,000	59,175

CIT Group, Inc.(c) Senior Secured
04/01/18	6.625%	144,000	160,920
Senior Unsecured
02/15/19	5.500%	316,000	336,540

CONSOL Energy, Inc.
03/01/21	6.375%	8,000	8,320

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	212,000	248,040

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	109,000	118,129

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	36,000	40,410
09/15/22	5.875%	91,000	89,066

Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	148,000	139,860
02/15/20	9.000%	183,000	177,510

Calpine Corp.(c) Senior Secured
02/15/21	7.500%	138,000	150,765
01/15/22	6.000%	44,000	45,540

Capsugel SA Senior Unsecured PIK(c)
05/15/19	7.000%	53,000	54,405

Cardtronics, Inc.
09/01/18	8.250%	220,000	235,950

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	256,000	276,480

Case New Holland, Inc.
12/01/17	7.875%	521,000	610,221

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	126,000	125,685

Celanese U.S. Holdings LLC
06/15/21	5.875%	136,000	144,840

CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	68,000	68,680
06/15/21	6.450%	380,000	395,675
12/01/23	6.750%	115,000	116,438

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(c)
09/15/20	6.375%	165,000	168,712

Chemtura Corp.
07/15/21	5.750%	210,000	214,200

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp.
08/15/20	6.625%	656,000	733,080
02/15/21	6.125%	205,000	220,887
03/15/23	5.750%	91,000	94,754

Choice Hotels International, Inc.
07/01/22	5.750%	73,000	75,920

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	220,000	239,525
06/15/21	8.250%	111,000	124,459

Cinemark USA, Inc.
12/15/22	5.125%	75,000	73,031

Clean Harbors, Inc.
08/01/20	5.250%	124,000	126,480

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	353,000	356,530

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	261,000	275,355
11/15/22	6.500%	131,000	133,947
11/15/22	6.500%	356,000	365,790

Columbus McKinnon Corp.
02/01/19	7.875%	69,000	74,520

Comstock Resources, Inc.
06/15/20	9.500%	293,000	331,090

Concho Resources, Inc.
01/15/21	7.000%	53,000	58,035
01/15/22	6.500%	26,000	28,015
10/01/22	5.500%	281,000	286,620
04/01/23	5.500%	253,000	255,530

Continental Resources, Inc.
04/01/21	7.125%	318,000	359,340

Corrections Corp. of America
05/01/23	4.625%	37,000	34,688

Crestwood Midstream Partners LP/Corp.(c)
03/01/22	6.125%	65,000	66,300

Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	260,000	257,725

CyrusOne LP/Finance Corp.
11/15/22	6.375%	176,000	181,720

DISH DBS Corp.
09/01/19	7.875%	184,000	209,990
06/01/21	6.750%	221,000	235,917

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	167,000	170,966

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	156,000	168,090

Darling International, Inc.(c)
01/15/22	5.375%	177,000	178,327

Delphi Corp.
05/15/21	6.125%	275,000	303,187

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DuPont Fabros Technology LP
09/15/21	5.875%	67,000	69,513

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	177,000	190,275

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	165,000	182,325

El Paso LLC Senior Secured
09/15/20	6.500%	316,000	338,634
01/15/32	7.750%	7,000	7,222

Emdeon, Inc.
12/31/19	11.000%	116,000	133,545

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	218,000	219,090
07/15/21	7.000%	74,000	81,030

First Data Corp.
01/15/21	12.625%	304,000	354,160

First Data Corp.(c)
08/15/21	11.750%	98,000	100,695
08/15/21	11.750%	90,000	92,475
Secured
01/15/21	8.250%	231,000	244,860
Senior Secured
08/15/20	8.875%	407,000	447,700
11/01/20	6.750%	46,000	48,300

Forest Laboratories, Inc. Senior Unsecured(c)
02/01/19	4.375%	65,000	65,244

Fresenius Medical Care U.S. Finance II, Inc.(c)
07/31/19	5.625%	36,000	38,250
01/31/22	5.875%	134,000	142,375

Fresenius Medical Care U.S. Finance, Inc.(c)
09/15/18	6.500%	16,000	18,020

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	219,000	250,755
04/15/22	8.750%	70,000	76,388
04/15/24	7.625%	20,000	19,850

Gardner Denver, Inc. Senior Unsecured(c)
08/15/21	6.875%	272,000	272,680

General Motors Co. Senior Unsecured(c)
10/02/23	4.875%	150,000	151,875

Gibraltar Industries, Inc.
02/01/21	6.250%	50,000	51,813

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	156,000	165,360

Goodman Networks, Inc.(c) Senior Secured
07/01/18	12.375%	84,000	88,620

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Graphic Packaging International, Inc.
04/15/21	4.750%	119,000	117,215

H&E Equipment Services, Inc.
09/01/22	7.000%	24,000	26,040

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	302,000	321,630

HCA, Inc.
02/15/22	7.500%	379,000	427,796
Senior Secured
02/15/20	6.500%	106,000	116,865

HD Supply, Inc.
07/15/20	7.500%	175,000	186,812
Secured
04/15/20	11.000%	85,000	100,938

HUB International Ltd. Senior Unsecured(c)
10/01/21	7.875%	292,000	303,680

Halcon Resources Corp.
07/15/20	9.750%	12,000	12,450

Halcon Resources Corp.(c)
07/15/20	9.750%	56,000	57,960

Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(c)
09/01/18	7.375%	18,000	18,630

Hertz Corp. (The)
01/15/21	7.375%	179,000	194,662

Hiland Partners LP/Finance Corp.(c)
10/01/20	7.250%	544,000	582,080

Hilton Worldwide Finance/Corp.(c)
10/15/21	5.625%	321,000	332,235

Hologic, Inc. Senior Unsecured(d)
12/15/37	2.000%	190,000	216,244

Hughes Satellite Systems Corp.
06/15/21	7.625%	238,000	270,130
Senior Secured
06/15/19	6.500%	56,000	60,900

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	103,000	110,854

Huntsman International LLC
11/15/20	4.875%	76,000	74,860
03/15/21	8.625%	19,000	21,423

IMS Health, Inc. Senior Unsecured(c)
11/01/20	6.000%	107,000	113,420

Icahn Enterprises LP/Finance Corp.(c)
02/01/22	5.875%	169,000	167,521

Interline Brands, Inc.
11/15/18	7.500%	252,000	266,805

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	118,000	140,125
05/15/19	6.250%	138,000	149,730
12/15/20	8.250%	386,000	454,716

J. Crew Group, Inc. Senior Unsecured PIK(c)
05/01/19	7.750%	93,000	95,093

JM Huber Corp. Senior Notes(c)
11/01/19	9.875%	110,000	126,775

JMC Steel Group, Inc. Senior Notes(c)
03/15/18	8.250%	38,000	39,330

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(c)
12/01/19	9.500%	41,000	46,023

Jo-Ann Stores, Inc. Senior Unsecured(c)
03/15/19	8.125%	123,000	127,920

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	88,000	101,200

L Brands, Inc.
04/01/21	6.625%	99,000	108,034

Lamar Media Corp.(c)
01/15/24	5.375%	41,000	41,513

Laredo Petroleum, Inc.
02/15/19	9.500%	287,000	319,646
05/01/22	7.375%	115,000	125,638

Laredo Petroleum, Inc.(c)
01/15/22	5.625%	148,000	148,000

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	208,000	239,200

Level 3 Financing, Inc.
07/01/19	8.125%	355,000	389,612
06/01/20	7.000%	19,000	20,235
07/15/20	8.625%	50,000	55,875

Level 3 Financing, Inc.(c)
01/15/21	6.125%	88,000	89,980

Level 3 Financing, Inc.(c)(d)
01/15/18	3.846%	44,000	44,660

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	63,000	67,961

LifePoint Hospitals, Inc.(c)
12/01/21	5.500%	123,000	125,153

MGM Resorts International
03/01/18	11.375%	290,000	372,650

MPH Intermediate Holding Co. 2 Senior Unsecured PIK(c)
08/01/18	8.375%	101,000	104,030

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	222,000	236,985
02/15/23	5.500%	200,000	201,000
07/15/23	4.500%	64,000	60,320

Meritage Homes Corp.
03/01/18	4.500%	107,000	107,535
04/15/20	7.150%	37,000	40,423
04/01/22	7.000%	97,000	103,790

MetroPCS Wireless, Inc.(c)
04/01/23	6.625%	161,000	166,635

Michaels FinCo Holdings LLC/Inc. Senior Unsecured PIK(c)
08/01/18	7.500%	114,000	117,135

Michaels Stores, Inc.(c)
12/15/20	5.875%	52,000	52,000

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	213,000	227,910
10/15/20	10.000%	36,000	38,340

Monitronics International, Inc.
04/01/20	9.125%	151,000	162,325

Multiplan, Inc.(c)
09/01/18	9.875%	339,000	367,391

NCR Corp.(c) Senior Unsecured
12/15/21	5.875%	47,000	48,528
12/15/23	6.375%	250,000	258,125

NII International Telecom SCA(c)
08/15/19	11.375%	214,000	177,620

NRG Energy, Inc.(c)
07/15/22	6.250%	337,000	338,685

National CineMedia LLC Senior Secured
04/15/22	6.000%	147,000	152,880

National Financial Partners Corp. Senior Unsecured(c)
07/15/21	9.000%	68,000	71,230

Neff Rental LLC/Finance Corp. Secured(c)
05/15/16	9.625%	350,000	367,500

Neiman Marcus Group Ltd., Inc. PIK(c)
10/15/21	8.750%	47,000	49,350

Neiman Marcus Group Ltd., Inc.(c)
10/15/21	8.000%	56,000	58,660

Nielsen Finance Co. SARL (The)(c)
10/01/21	5.500%	181,000	185,525

Nielsen Finance LLC/Co.
10/01/20	4.500%	401,000	395,987

Nortek, Inc.
12/01/18	10.000%	29,000	31,973
04/15/21	8.500%	157,000	173,485

Nuance Communications, Inc.(c)
08/15/20	5.375%	308,000	301,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nuveen Investments, Inc.(c) Senior Unsecured
10/15/17	9.125%	43,000	44,075
10/15/20	9.500%	209,000	215,792

Oasis Petroleum, Inc.
02/01/19	7.250%	200,000	214,000
11/01/21	6.500%	361,000	384,465
01/15/23	6.875%	71,000	75,970

Oasis Petroleum, Inc.(c)
03/15/22	6.875%	65,000	68,900

Oil States International, Inc.
01/15/23	5.125%	116,000	129,920

PAETEC Holding Corp.
12/01/18	9.875%	203,000	224,315

PNK Finance Corp.(c)
08/01/21	6.375%	217,000	222,425

PQ Corp. Secured(c)
05/01/18	8.750%	692,000	757,602

Pacific Drilling SA Senior Secured(c)
06/01/20	5.375%	230,000	229,425

Parsley Energy LLC/Finance Corp. Senior Unsecured(c)(g)
02/15/22	7.500%	100,000	100,000

Peabody Energy Corp.
11/15/18	6.000%	62,000	66,030
11/15/21	6.250%	175,000	176,750

Penn National Gaming, Inc. Senior Unsecured(c)
11/01/21	5.875%	77,000	74,498

Physio-Control International, Inc. Senior Secured(c)
01/15/19	9.875%	165,000	185,006

Plastipak Holdings, Inc. Senior Unsecured(c)
10/01/21	6.500%	232,000	237,800

Ply Gem Industries, Inc.(c)
02/01/22	6.500%	87,000	85,695

Provident Funding Associates LP/PFG Finance Corp.(c)
06/15/21	6.750%	200,000	197,500

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	125,000	134,687
10/01/22	5.375%	26,000	25,025
05/01/23	5.250%	155,000	147,637

Quiksilver Inc./QS Wholesale Inc. Senior Secured(c)
08/01/18	7.875%	25,000	27,125

Range Resources Corp.
05/15/19	8.000%	213,000	225,247

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	251,000	266,687
04/15/23	5.500%	34,000	33,150
11/01/23	4.500%	100,000	91,125

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	310,000	342,550
Senior Secured
08/15/19	7.875%	129,000	141,900
02/15/21	6.875%	157,000	168,579

Rite Aid Corp.
03/15/20	9.250%	49,000	55,921
06/15/21	6.750%	5,000	5,275
Senior Unsecured
02/15/27	7.700%	62,000	64,170

SBA Telecommunications, Inc.
08/15/19	8.250%	49,000	52,430
07/15/20	5.750%	451,000	469,040

SM Energy Co. Senior Unsecured
11/15/21	6.500%	276,000	293,940
01/01/23	6.500%	13,000	13,520

SM Energy Co.(c) Senior Unsecured
01/15/24	5.000%	70,000	65,800

STHI Holding Corp. Secured(c)
03/15/18	8.000%	140,000	149,100

Sabine Pass Liquefaction LLC(c) Senior Secured
03/15/22	6.250%	74,000	74,000
04/15/23	5.625%	54,000	51,300

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	237,000	260,700

Seneca Gaming Corp.(c)
12/01/18	8.250%	179,000	192,425

Serta Simmons Holdings LLC Senior Unsecured(c)
10/01/20	8.125%	210,000	227,850

Service Corp., International Senior Unsecured(c)
01/15/22	5.375%	75,000	75,844

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	126,000	138,600

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	50,000	50,125

Spectrum Brands, Inc.
03/15/20	6.750%	224,000	240,800
11/15/20	6.375%	143,000	151,937
11/15/22	6.625%	78,000	82,973

Springleaf Finance Corp.
12/15/17	6.900%	81,000	87,885
10/01/21	7.750%	102,000	110,415
10/01/23	8.250%	73,000	79,570

Springs Window Fashions LLC Senior Secured(c)
06/01/21	6.250%	178,000	179,780

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc. Senior Unsecured
08/15/17	8.375%	61,000	70,455
11/15/22	6.000%	230,000	225,975

Sprint Communications, Inc.(c)
11/15/18	9.000%	500,000	603,750
03/01/20	7.000%	158,000	178,145

Sprint Corp.(c)
09/15/21	7.250%	192,000	206,880
09/15/23	7.875%	192,000	204,960

Standard Pacific Corp.
12/15/21	6.250%	85,000	89,250

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(c)
06/01/21	6.375%	157,000	151,897

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	265,000	298,125

T-Mobile USA, Inc.
04/28/20	6.542%	51,000	53,996
04/28/21	6.633%	222,000	233,655
01/15/22	6.125%	73,000	74,643
04/28/22	6.731%	243,000	255,150
04/28/23	6.836%	52,000	54,275
01/15/24	6.500%	73,000	74,551

Taylor Morrison Communities, Inc./Monarch, Inc.(c)
04/15/20	7.750%	34,000	37,230
04/15/20	7.750%	112,000	122,640
04/15/21	5.250%	139,000	135,177

Tempur Sealy International, Inc.
12/15/20	6.875%	46,000	50,313

Tenet Healthcare Corp.
Senior Secured
06/01/20	4.750%	165,000	163,556
Senior Unsecured
04/01/22	8.125%	382,000	416,857

Tenet Healthcare Corp.(c) Senior Secured
10/01/20	6.000%	95,000	100,225

Titan International, Inc. Senior Secured(c)
10/01/20	6.875%	82,000	85,895

TransDigm, Inc.
10/15/20	5.500%	14,000	13,860
07/15/21	7.500%	128,000	138,560

Tunica-Biloxi Gaming Authority Senior Unsecured(c)
11/15/15	9.000%	81,000	71,078

USG Corp.(c)
11/01/21	5.875%	44,000	46,750

Unifrax I LLC/Holding Co.(c)
02/15/19	7.500%	104,000	108,940

United Rentals North America, Inc.
12/15/19	9.250%	218,000	240,072
05/15/20	7.375%	87,000	96,461
04/15/22	7.625%	129,000	145,125

Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Surgical Partners International, Inc.
04/01/20	9.000%	109,000	121,808

Univision Communications, Inc.(c)
05/15/21	8.500%	114,000	125,400
Senior Secured
11/01/20	7.875%	200,000	219,750
09/15/22	6.750%	132,000	144,870
05/15/23	5.125%	145,000	144,275

Valeant Pharmaceuticals International(c)
10/15/20	6.375%	298,000	318,115

VeriSign, Inc.
05/01/23	4.625%	120,000	114,900

Visteon Corp.
04/15/19	6.750%	222,000	233,655

WaveDivision Escrow LLC/Corp. Senior Unsecured(c)
09/01/20	8.125%	5,000	5,275

Whiting Petroleum Corp.
10/01/18	6.500%	7,000	7,411
03/15/21	5.750%	285,000	299,250

William Carter Co. (The)(c)
08/15/21	5.250%	30,000	30,375

Windstream Corp.
08/01/23	6.375%	112,000	104,160

Woodside Homes Co. LLC/Finance, Inc. Senior Unsecured(c)
12/15/21	6.750%	62,000	62,000

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	147,000	170,152
Senior Secured
01/01/20	8.125%	151,000	166,855

Total			51,766,075

Total Corporate Bonds & Notes
(Cost: $57,736,317)			59,995,254

Convertible Bonds 1.8%
Canada —%
Jaguar Mining, Inc. Senior Unsecured(h)
03/31/16	5.500%	151,000	15,100

China 0.1%
Ctrip.com International Ltd. Senior Unsecured(c)
10/15/18	1.250%	120,000	109,575

NQ Mobile, Inc. Senior Unsecured(c)
10/15/18	4.000%	155,000	135,625

Total			245,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Ireland —%
Corsicanto Ltd.
01/15/32	3.500%		123,000	83,025

Marshall Islands —%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%		98,000	96,898

Mexico —%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%		140,000	197,400

Netherlands —%
Volkswagen International Finance NV(c)
11/09/15	5.500%	EUR	100,000	155,033

United States 1.7%
Air Lease Corp. Senior Unsecured
12/01/18	3.875%		109,000	149,671

AirTran Holdings, Inc. Senior Unsecured
11/01/16	5.250%		95,000	171,950

Akorn, Inc. Senior Unsecured
06/01/16	3.500%		39,000	102,351

Alpha Natural Resources, Inc.
12/31/20	4.875%		110,000	107,113

American Residential Properties LP(c)
11/15/18	3.250%		113,000	121,283

Ares Capital Corp. Senior Unsecured(c)
01/15/19	4.375%		190,000	200,459

BioMarin Pharmaceutical, Inc. Senior Subordinated Notes
10/15/20	1.500%		100,000	108,500

Blackstone Mortgage Trust, Inc. Senior Unsecured
12/01/18	5.250%		205,000	221,687

Bottomline Technologies de, Inc. Senior Unsecured
12/01/17	1.500%		90,000	116,435

Brookdale Senior Living, Inc. Senior Unsecured
06/15/18	2.750%		160,000	186,500

Cardtronics, Inc. Senior Unsecured(c)
12/01/20	1.000%		130,000	124,231

Ciena Corp. Senior Unsecured(c)
10/15/18	3.750%		123,000	175,275

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clean Energy Fuels Corp. Senior Unsecured(c)
10/01/18	5.250%	190,000	186,200

Cobalt International Energy, Inc. Senior Unsecured
12/01/19	2.625%	163,000	145,526

Concur Technologies, Inc. Senior Unsecured(c)
06/15/18	0.500%	153,000	197,189

Cornerstone OnDemand, Inc. Senior Unsecured(c)
07/01/18	1.500%	103,000	129,776

Covanta Holding Corp. Senior Unsecured
06/01/14	3.250%	100,000	116,875

Cubist Pharmaceuticals, Inc. Senior Unsecured(c)
09/01/20	1.875%	240,000	283,358

DFC Global Corp. Senior Unsecured
04/15/17	3.250%	139,000	107,621

Dendreon Corp. Senior Unsecured
01/15/16	2.875%	315,000	225,225

Endeavour International Corp.
07/15/16	5.500%	110,000	94,188

Energy XXI Bermuda Ltd. Senior Unsecured(c)
12/15/18	3.000%	115,000	109,897

Equinix, Inc. Subordinated Notes
06/15/16	4.750%	71,000	161,747

FXCM, Inc. Senior Unsecured(c)
06/15/18	2.250%	102,000	114,036

Finisar Corp. Senior Unsecured(c)
12/15/33	0.500%	99,000	104,841

Fluidigm Corp. Senior Unsecured(g)
02/01/34	2.750%	48,000	52,768

Forest City Enterprises, Inc. Senior Unsecured(c)
08/15/20	3.625%	210,000	213,908

GT Advanced Technologies, Inc. Senior Unsecured
12/15/20	3.000%	155,000	173,073

General Cable Corp. Subordinated Notes(d)
11/15/29	5.000%	95,000	102,006

Gilead Sciences, Inc. Senior Unsecured
05/01/16	1.625%	210,000	745,561

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greenbrier Companies, Inc. (The) Senior Unsecured
04/01/18	3.500%	142,000	180,251

HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	132,000	163,350

Horsehead Holding Corp. Senior Unsecured
07/01/17	3.800%	83,000	101,990

Iconix Brand Group, Inc. Senior Subordinated Notes(c)
03/15/18	1.500%	121,000	158,457

Incyte Corp., Ltd. Senior Unsecured(c)
11/15/20	1.250%	140,000	202,003

InterMune, Inc. Senior Unsecured
09/15/18	2.500%	201,000	177,131

Ixia Senior Notes
12/15/15	3.000%	84,000	88,410

James River Coal Co.(c)
06/01/18	10.000%	164,000	48,995

Jarden Corp.
09/15/18	1.875%	213,000	297,401

L-3 Communications Holdings, Inc.
08/01/35	3.000%	102,000	127,819

Lennar Corp.(c)
11/15/21	3.250%	108,000	197,032

Liberty Interactive LLC Senior Unsecured(c)
03/30/43	0.750%	95,000	114,483

Liberty Media Corp. Senior Unsecured(c)
10/15/23	1.375%	225,000	208,642

MGM Resorts International
04/15/15	4.250%	171,000	239,934

MasTec, Inc.
12/15/14	4.250%	44,000	102,300

Mentor Graphics Corp.
04/01/31	4.000%	112,000	135,310

Meritage Homes Corp.
09/15/32	1.875%	166,000	190,277

Micron Technology, Inc. Senior Unsecured(c)
02/15/33	2.125%	200,000	435,058

Molina Healthcare, Inc. Senior Notes(c)
01/15/20	1.125%	105,000	113,350

Molycorp, Inc. Senior Unsecured
09/01/17	6.000%	130,000	101,205

Mylan, Inc.
09/15/15	3.750%	54,000	184,747

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navistar International Corp. Senior Subordinated Notes(c)
10/15/18	4.500%	160,000	154,323

Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	78,000	100,144

Novellus Systems, Inc.
05/15/41	2.625%	132,000	206,620

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	222,000	220,057

Omnicare, Inc.
04/01/42	3.750%	136,000	212,810

Pacira Pharmaceuticals, Inc. Senior Unsecured
02/01/19	3.250%	42,000	117,651

Powerwave Technologies, Inc. Subordinated Notes(h)
10/01/27	3.875%	100,000	63

Proofpoint, Inc. Senior Unsecured(c)
12/15/18	1.250%	113,000	139,532

Radian Group, Inc. Senior Unsecured
03/01/19	2.250%	141,000	213,439

Rambus, Inc. Senior Unsecured(c)
08/15/18	1.125%	120,000	122,860

Regeneron Pharmaceuticals, Inc. Senior Unsecured
10/01/16	1.875%	48,000	165,224

Royal Gold, Inc. Senior Unsecured
06/15/19	2.875%	161,000	163,621

SBA Communications Corp. Senior Unsecured
10/01/14	4.000%	52,000	158,795

Salesforce.com, Inc. Senior Unsecured
01/15/15	0.750%	24,000	67,950

Salesforce.com, Inc.(c) Senior Unsecured
04/01/18	0.250%	296,000	339,475

Salix Pharmaceuticals Ltd. Senior Notes
03/15/19	1.500%	142,000	227,555

SanDisk Corp. Senior Unsecured
08/15/17	1.500%	100,000	146,187

ServiceNow, Inc. Senior Unsecured(c)(e)
11/01/18	0.000%	105,000	113,794

ShengdaTech, Inc. Senior Notes(b)(c)(h)
12/15/15	6.500%	180,000	1,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shutterfly, Inc. Senior Unsecured(c)
05/15/18	0.250%	91,000	94,847

Starwood Property Trust, Inc. Senior Unsecured
01/15/19	4.000%	193,000	223,639

Stone Energy Corp.
03/01/17	1.750%	130,000	139,019

SunEdison, Inc. Senior Unsecured(c)
01/01/21	2.750%	200,000	238,162

SunPower Corp. Senior Unsecured(c)
06/01/18	0.750%	124,000	171,584

Take-Two Interactive Software, Inc. Senior Unsecured
07/01/18	1.000%	155,000	173,987

Teleflex, Inc. Senior Subordinated Notes
08/01/17	3.875%	100,000	157,250

Theravance, Inc. Subordinated Notes
01/15/23	2.125%	73,000	107,716

TiVo, Inc. Senior Unsecured(c)
03/15/16	4.000%	126,000	164,194

United Airlines, Inc. Senior Unsecured
01/15/15	4.500%	58,000	141,738

United States Steel Corp. Senior Unsecured
04/01/19	2.750%	179,000	223,750

Vantage Drilling Co. Senior Unsecured(c)
07/15/43	5.500%	92,000	95,174

Vector Group Ltd. Senior Unsecured(d)
01/15/19	2.500%	125,000	152,750

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	72,000	99,439

Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	175,000	169,203

Workday, Inc. Senior Unsecured(c)
07/15/20	1.500%	80,000	102,101

XPO Logistics, Inc. Senior Unsecured
10/01/17	4.500%	66,000	106,657

priceline.com, Inc. Senior Unsecured
03/15/18	1.000%	60,000	82,388

Total			14,132,893

Total Convertible Bonds
(Cost: $12,850,069)			14,925,549

Residential Mortgage-Backed Securities — Agency 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(d)(i)(j)
CMO IO STRIPS Series 281 Class S1
10/15/42	5.840%	742,575	157,359

Federal Home Loan Mortgage Corp.(d)(i)(j)
CMO IO Series 2957 Class SW
04/15/35	5.840%	300,585	57,664
CMO IO Series 3122 Class IS
03/15/36	6.540%	671,062	120,006
CMO IO Series 318 Class S1
11/15/43	5.790%	298,428	67,128
CMO IO Series 3280 Class SI
02/15/37	6.280%	403,356	57,365
CMO IO Series 3761 Class KS
06/15/40	5.840%	404,986	61,941
CMO IO Series 4091 Class SH
08/15/42	6.390%	449,648	116,879
CMO IO Series 4093 Class SD
01/15/38	6.540%	225,017	52,033
CMO IO Series 4094 Class SY
08/15/42	5.920%	391,770	90,271
CMO IO Series 4102 Class YS
09/15/42	6.440%	226,855	60,642

Federal Home Loan Mortgage Corp.(g)(i)
02/13/44	4.000%	2,000,000	2,089,375

Federal Home Loan Mortgage Corp.(i)
07/01/39 - 12/01/39	4.500%	1,500,352	1,613,070
12/01/30	5.500%	266,791	293,693
07/01/42	3.500%	917,715	918,511

Federal Home Loan Mortgage Corp.(i)(j)
CMO IO Series 3907 Class AI
05/15/40	5.000%	565,531	98,425
CMO IO Series 4098 Class AI
05/15/39	3.500%	295,905	53,399
CMO IO Series 4120 Class AI
11/15/39	3.500%	227,605	36,205
CMO IO Series 4121 Class IA
01/15/41	3.500%	234,520	51,915
CMO IO Series 4139 Class CI
05/15/42	3.500%	94,225	17,010
CMO IO Series 4147 Class CI
01/15/41	3.500%	353,174	71,720

Federal National Mortgage Association(d)(i)(j)
CMO IO Series 2003-117 Class KS
08/25/33	6.942%	109,093	9,040
CMO IO Series 2006-5 Class N1
08/25/34	2.048%	393,600	20,679
CMO IO Series 2006-5 Class N2
02/25/35	2.033%	435,224	29,336
CMO IO Series 2007-54 Class DI
06/25/37	5.942%	698,764	129,405
CMO IO Series 2010-135 Class MS
12/25/40	5.792%	269,786	51,700
CMO IO Series 2012-80 Class DS
06/25/39	6.492%	228,623	53,823
CMO IO Series 2012-87 Class SQ
08/25/42	6.142%	203,433	49,733
CMO IO Series 2013-13 Class SA
03/25/43	5.992%	233,627	55,057

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g)(i)
02/19/29 - 02/13/44	3.000%	2,500,000	2,460,391
02/19/29	3.500%	3,500,000	3,689,219
02/13/44	4.000%	1,750,000	1,833,125
02/13/44	4.500%	2,000,000	2,145,625
02/13/44	5.000%	1,000,000	1,092,617

Federal National Mortgage Association(i)
08/01/32	6.500%	519,352	580,916
08/01/32	7.000%	34,998	40,998
12/01/28 - 10/01/34	6.000%	545,905	611,811
10/01/27 - 04/01/41	5.500%	2,304,213	2,546,689
06/01/27	3.000%	1,196,882	1,238,211
08/01/42 - 11/01/42	3.500%	1,326,611	1,348,054
07/01/39 - 06/01/40	4.500%	1,611,628	1,734,436
10/01/33 - 02/01/41	5.000%	1,395,985	1,533,343
01/01/42	4.000%	878,405	923,719

Federal National Mortgage Association(i)(j)
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	697,018	124,000
CMO IO Series 2012-121 Class GI
08/25/39	3.500%	344,802	61,285
CMO IO Series 2012-129 Class IC
01/25/41	3.500%	234,770	48,067
CMO IO Series 2012-96 Class CI
04/25/39	3.500%	225,192	35,788

Government National Mortgage Association(d)(i)(j)
CMO IO Series 2004-32 Class HS
05/16/34	6.441%	414,202	81,392
CMO IO Series 2012-75 Class SA
06/20/42	5.893%	214,938	41,524

Government National Mortgage Association(g)(i)
02/20/44	4.000%	1,000,000	1,059,883

Government National Mortgage Association(i)
01/15/39	5.000%	846,152	929,476

Government National Mortgage Association(i)(j)
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	230,059	32,051

Total Residential Mortgage-Backed Securities — Agency
(Cost: $30,486,296)			30,676,004

Residential Mortgage-Backed Securities — Non-Agency 0.6%
BCAP LLC Trust(c)(d)(i)
07/26/37	2.266%	200,922	195,546
CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%	891,483	912,486
Series 2012-RR10 Class 2A1
09/26/36	2.620%	163,644	165,990

BNPP Mortgage Securities LLC
CMO Series 2009-1 Class A1(c)(i)
08/27/37	6.000%	200,716	210,504

Bayview Opportunity Master Fund Trust IIB LP
Series 2012-5NPL Class A(c)(d)(i)
10/28/32	2.981%	87,810	88,160

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(c)(d)(i)
CMO Series 2010-7 Class 3A4
12/25/35	6.299%	175,000	175,853
CMO Series 2012-7 Class 12A1
03/25/36	2.628%	207,469	211,083
CMO Series 2013-2 Class 1A1
11/25/37	5.913%	127,944	131,147
CMO Series 2013-7 Class 1A2
10/25/35	4.000%	93,567	91,788

Credit Suisse Mortgage Capital Certificates(c)(i)
CMO Series 2010-9R Class 10A5
04/27/37	4.000%	1,000,000	1,006,205
CMO Series 2010-9R Class 7A5
05/27/37	4.000%	1,000,000	1,017,724

GS Mortgage Securities Corp.
CMO Series 2013-1R Class A(c)(d)(i)
11/26/36	0.318%	494,901	450,764

PennyMac Loan Trust Series 2012-NPL1 Class A(c)(d)(i)
05/28/52	3.422%	66,966	66,757

RBSSP Resecuritization Trust(c)(d)(i) CMO Series 2010-9 Class 5A1
10/26/35	2.430%	110,068	112,023
CMO Series 2012-1 Class 5A2
12/27/35	0.000%	100,000	95,652

Residential Mortgage Asset Trust Series 2012-1A Class A1(c)(d)(i)
08/26/52	2.734%	70,052	70,469

Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(c)(d)(i)
11/25/53	3.960%	238,311	238,039

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $5,173,117)			5,240,190

Commercial Mortgage-Backed Securities — Agency 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K714 Class A2(i)
10/25/20	3.034%	600,000	619,227

Federal National Mortgage Association(d)(i) Series 2013-M14 Class A2
10/25/23	3.329%	1,000,000	999,340

Federal National Mortgage Association(i)
04/01/23	2.505%	716,280	691,958

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $2,275,232)			2,310,525

Commercial Mortgage-Backed Securities — Non-Agency 0.4%
General Electric Capital Assurance Co. Series 2003-1 Class A4(c)(d)(i)
05/12/35	5.254%	67,243	69,736

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(i)
03/10/39	5.444%	2,000,000	2,207,068

JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP5 Class ASB(d)(i)
12/15/44	5.230%	42,833	43,648

Motel 6 Trust Series 2012-MTL6 Class A1(c)(i)
10/05/25	1.500%	104,648	104,672

ORES NPL LLC Series 2013-LV2 Class A(c)(i)
09/25/25	3.081%	850,931	851,047

SMA 1 LLC Series 2012-LV1 Class A(c)(i)
08/20/25	3.500%	44,145	44,242

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $3,301,441)			3,320,413

Asset-Backed Securities — Non-Agency 0.2%
American Credit Acceptance Receivables Trust(c) Series 2012-2 Class A
07/15/16	1.890%	62,067	62,346
Series 2012-3 Class A
11/15/16	1.640%	127,593	128,235

Carlyle Global Market Strategies Series 2013-1A Class B(c)(d)
02/14/25	3.339%	100,000	100,910

Credit Suisse Mortgage Capital Certificates CMO Series 2013-SC1 Class 1A2(c)
04/05/21	5.637%	400,000	394,000

Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(c)(d)
07/06/38	2.665%	108,465	106,736

SpringCastle America Funding LLC Series 2013-1A Class A(c)
04/03/21	3.750%	720,580	721,848

Total Asset-Backed Securities — Non-Agency
(Cost: $1,513,043)			1,514,075

Inflation-Indexed Bonds(f) 0.4%
United States 0.2%
U.S. Treasury Inflation-Indexed Bond
02/15/43	0.625%	126,718	104,710
04/15/16	0.125%	791,925	815,992
01/15/15	1.625%	305,152	314,188
07/15/15	1.875%	599,120	631,370

Total			1,866,260

Inflation-Indexed Bonds(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	31,492,175	1,401,657

Total Inflation-Indexed Bonds
(Cost: $3,483,105)				3,267,917

U.S. Treasury Obligations 0.3%
U.S. Treasury(k)
11/15/18	9.000%		650,000	879,074
08/15/19	8.125%		250,000	335,879

U.S. Treasury
08/15/19	3.625%		250,000	275,645
01/15/15	0.250%		750,000	750,703
08/15/41	3.750%		150,000	154,571
08/15/20	2.625%		50,000	51,906
11/15/20	2.625%		50,000	51,785

Total U.S. Treasury Obligations
(Cost: $2,544,203)				2,499,563

U.S. Government & Agency Obligations(l) 0.7%
Federal Home Loan Mortgage Corp.
01/13/22	2.375%		2,882,000	2,814,532

Federal National Mortgage Association
11/15/16	1.375%		150,000	152,785
03/15/16	2.250%		610,000	633,372
10/15/15	4.375%		1,914,000	2,045,461

Private Export Funding Corp. U.S. Government Guaranty
09/15/17	5.450%		45,000	51,730

Total U.S. Government & Agency Obligations
(Cost: $5,624,853)				5,697,880

Foreign Government Obligations(f)(m) 7.3%
Argentina 0.1%
Argentina Boden Bonds
10/03/15	7.000%		515,000	450,625

Argentina Bonar Bonds
04/17/17	7.000%		425,000	325,125

Provincia de Buenos Aires Senior Unsecured(c)
01/26/21	10.875%		120,000	87,300

Total				863,050

Australia 0.4%
Treasury Corp. of Victoria
11/15/18	5.500%	AUD	1,000,000	948,253
12/17/24	5.500%	AUD	1,800,000	1,704,388

Local Government Guaranteed
06/15/20	6.000%	AUD	140,000	136,854
11/15/16	5.750%	AUD	100,000	93,775

Total				2,883,270

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Foreign Government Obligations(f)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Bolivia —%
Bolivian Government International Bond Senior Unsecured(c)
08/22/23	5.950%		200,000	200,970

Brazil 0.3%
Banco Nacional de Desenvolvimento Economico e Social(c) Senior Unsecured
06/10/19	6.500%		400,000	433,021
09/26/23	5.750%		300,000	293,256

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	191,800	749,294

Centrais Eletricas Brasileiras SA Senior Unsecured(c)
10/27/21	5.750%		300,000	283,500

Petrobras International Finance Co.
01/20/20	5.750%		810,000	835,621
01/20/40	6.875%		100,000	92,958

Total				2,687,650

Canada 0.2%
Canadian Government Bond
06/01/18	4.250%	CAD	1,660,000	1,665,351
06/01/20	3.500%	CAD	170,000	167,745

Total				1,833,096

Colombia 0.3%
Colombia Government International Bond Senior Unsecured
09/18/37	7.375%		250,000	300,625
06/28/27	9.850%	COP	100,000,000	60,141
01/18/41	6.125%		300,000	312,304

Empresa de Energia de Bogota SA ESP Senior Unsecured(c)
11/10/21	6.125%		1,100,000	1,140,132

Empresas Publicas de Medellin ESP Senior Unsecured(c)
02/01/21	8.375%	COP	1,750,000,000	880,415

Total				2,693,617

Dominican Republic 0.2%
Banco de Reservas de La Republica Dominicana Subordinated Notes(c)
02/01/23	7.000%		150,000	138,750

Dominican Republic International Bond(c)
07/05/19	15.000%	DOP	10,000,000	251,397
Senior Unsecured
05/06/21	7.500%		500,000	543,648
04/20/27	8.625%		250,000	268,750
01/28/24	6.600%		300,000	299,250

Total				1,501,795

Foreign Government Obligations(f)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
El Salvador —%
El Salvador Government International Bond Senior Unsecured(c)
06/15/35	7.650%		200,000	190,000

France 0.2%
France Government Bond OAT
04/25/17	3.750%	EUR	310,000	462,457
04/25/29	5.500%	EUR	150,000	272,069
10/25/21	3.250%	EUR	400,000	602,642

Total				1,337,168

Germany 0.5%
Bundesrepublik Deutschland
07/04/28	4.750%	EUR	510,000	910,971
01/04/18	4.000%	EUR	1,600,000	2,465,552
01/04/19	3.750%	EUR	620,000	965,085

Total				4,341,608

Hungary —%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		300,000	318,522
11/22/23	5.750%		66,000	65,093

Total				383,615

Indonesia 0.4%
Indonesia Government International Bond(c) Senior Unsecured
01/17/38	7.750%		1,000,000	1,112,500
05/05/21	4.875%		150,000	148,875

Indonesia Treasury Bond Senior Unsecured
11/15/20	11.000%	IDR	1,300,000,000	118,854
06/15/15	9.500%	IDR	2,500,000,000	209,152
09/15/19	11.500%	IDR	8,000,000,000	740,377

Majapahit Holding BV(c)
01/20/20	7.750%		200,000	219,011

PT Pertamina Persero(c) Senior Unsecured
05/03/22	4.875%		250,000	228,125
05/03/42	6.000%		200,000	160,500

PT Perusahaan Listrik Negara Senior Unsecured(c)
11/22/21	5.500%		500,000	480,804

Total				3,418,198

Italy 0.6%
Italy Buoni Poliennali Del Tesoro
09/01/22	5.500%	EUR	2,000,000	3,084,206
11/01/17	3.500%	EUR	1,500,000	2,133,795

Total				5,218,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	25

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Foreign Government Obligations(f)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Japan 0.2%
Japan Government 20-Year Bond Senior Unsecured
12/20/27	2.100%	JPY	30,000,000	338,501
09/20/26	2.200%	JPY	35,000,000	399,413

Japan Government 30-Year Bond Senior Unsecured
03/20/33	1.100%	JPY	92,000,000	852,977

Total				1,590,891

Kazakhstan 0.1%
KazMunayGas National Co. JSC(c) Senior Unsecured
01/23/15	11.750%		400,000	437,200
05/05/20	7.000%		100,000	110,392
04/09/21	6.375%		400,000	426,608

Total				974,200

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(c)
02/01/22	6.625%		370,000	430,609

Mexico 0.7%
Mexican Bonos
06/16/16	6.250%	MXN	4,200,000	329,377
12/15/16	7.250%	MXN	1,000,000	80,437
06/03/27	7.500%	MXN	5,000,000	389,506
06/11/20	8.000%	MXN	9,740,000	805,786
06/10/21	6.500%	MXN	25,350,000	1,919,511
06/09/22	6.500%	MXN	4,800,000	359,793
12/14/17	7.750%	MXN	1,100,000	90,029
12/13/18	8.500%	MXN	3,700,000	312,703

Pemex Project Funding Master Trust
06/15/35	6.625%		675,000	704,221

Petroleos Mexicanos
06/02/41	6.500%		200,000	204,525

Petroleos Mexicanos(c)
01/23/45	6.375%		500,000	500,047

Total				5,695,935

Morocco —%
Morocco Government International Bond Senior Unsecured(c)
12/11/22	4.250%		300,000	278,711

Norway 0.2%
Norway Government Bond
05/24/23	2.000%	NOK	2,000,000	299,488
05/19/17	4.250%	NOK	5,850,000	1,008,603

Total				1,308,091

Foreign Government Obligations(f)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Panama —%
Ena Norte Trust Pass-Through Certificates(c)
04/25/23	4.950%		374,635	362,041

Peru 0.1%
Corporacion Financiera de Desarrollo SA Senior Unsecured(c)
02/08/22	4.750%		200,000	197,842

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(c)(e)
05/31/18	0.000%		121,033	111,363

Peruvian Government International Bond Senior Unsecured
03/14/37	6.550%		325,000	369,688
07/21/25	7.350%		200,000	249,000

Peruvian Government International Bond(c) Senior Unsecured
08/12/26	8.200%	PEN	250,000	100,646
08/12/31	6.950%	PEN	540,000	180,861

Total				1,209,400

Philippines —%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(c)
12/02/24	7.390%		300,000	369,969

Poland 0.4%
Poland Government Bond
10/25/19	5.500%	PLN	4,000,000	1,341,370
10/25/17	5.250%	PLN	2,200,000	729,378
10/25/21	5.750%	PLN	1,000,000	340,768

Poland Government International Bond Senior Unsecured
03/23/22	5.000%		600,000	642,000

Total				3,053,516

Qatar 0.1%
Qatar Government International Bond Senior Unsecured(c)
01/20/22	4.500%		500,000	535,600

Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(c)
11/03/21	5.500%		500,000	501,250

Republic of the Congo —%
Republic of Congo Senior Unsecured(d)
06/30/29	3.500%		91,247	80,754

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Foreign Government Obligations(f)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Romania 0.1%
Romanian Government International Bond Senior Unsecured(c)
02/07/22	6.750%		400,000	452,646

Russian Federation 0.6%
Gazprom OAO Via Gaz Capital SA(c) Senior Unsecured
11/22/16	6.212%		100,000	110,375
08/16/37	7.288%		100,000	104,125
04/11/18	8.146%		180,000	208,350
03/07/22	6.510%		1,100,000	1,160,500

Rosneft International Finance Ltd. Senior Unsecured(c)
03/06/22	4.199%		200,000	180,750

Russian Agricultural Bank OJSC Via RSHB Capital SA(c) Senior Unsecured
12/27/17	5.298%		700,000	718,347
07/25/18	5.100%		400,000	408,661

Russian Foreign Bond — Eurobond(c) Senior Unsecured
03/10/18	7.850%	RUB	5,000,000	142,280
04/04/42	5.625%		200,000	195,540

Russian Foreign Bond — Eurobond(c)(d) Senior Unsecured
03/31/30	7.500%		574,860	661,951

Russian Railways via RZD Capital PLC Senior Unsecured
04/02/19	8.300%	RUB	11,000,000	300,256

Sberbank of Russia Via SB Capital SA Senior Unsecured(c)
02/07/22	6.125%		600,000	626,229

Vnesheconombank Via VEB Finance PLC Senior Unsecured(c)
11/22/25	6.800%		200,000	209,000

Total				5,026,364

Serbia —%
Republic of Serbia(c)
12/03/18	5.875%		200,000	203,860

South Africa —%
South Africa Government International Bond Senior Unsecured
03/08/41	6.250%		100,000	102,625

Transnet SOC Ltd. Senior Unsecured(c)
07/26/22	4.000%		200,000	175,037

Total				277,662

South Korea —%
Export-Import Bank of Korea Senior Unsecured
04/11/22	5.000%		300,000	331,412

Foreign Government Obligations(f)(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Sweden 0.1%
Sweden Government Bond
08/12/17	3.750%	SEK	4,800,000	796,143

Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(c)
08/14/19	9.750%		350,000	435,312

Turkey 0.4%
Turkey Government International Bond Senior Unsecured
06/05/20	7.000%		530,000	575,050
03/17/36	6.875%		410,000	412,788
03/30/21	5.625%		750,000	749,062
09/26/22	6.250%		950,000	972,610
02/05/25	7.375%		200,000	216,750

Total				2,926,260

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. Senior Unsecured(c)
12/13/21	5.875%		400,000	450,513

Dolphin Energy Ltd. Senior Secured(c)
12/15/21	5.500%		400,000	442,502

Total				893,015

United Kingdom 0.3%
United Kingdom Gilt
09/07/22	1.750%	GBP	1,000,000	1,542,223
09/07/21	3.750%	GBP	35,000	63,106
03/07/19	4.500%	GBP	550,000	1,022,687

Total				2,628,016

Uruguay —%
Uruguay Government International Bond Senior Unsecured
11/20/45	4.125%		300,000	229,050

Venezuela 0.4%
Petroleos de Venezuela SA
04/12/17	5.250%		1,210,000	819,775
11/02/17	8.500%		627,000	486,552
11/17/21	9.000%		149,496	98,294
Senior Unsecured
10/28/15	5.000%		250,000	207,000

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%		2,155,000	1,379,200

Total				2,990,821

Total Foreign Government Obligations
(Cost: $62,662,327)				61,133,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	27

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Canada —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(d)(n)
12/28/20	6.250%	43,000	43,967

Netherlands —%
Playa Resorts Holding Term Loan(d)(n)
08/09/19	4.750%	54,863	55,240

United States 0.1%
Applied Systems, Inc.(d)(n) 1st Lien Term Loan
01/25/21	4.250%	18,000	18,169
2nd Lien Term Loan
01/24/22	7.500%	21,000	21,473

Arch Coal, Inc.(d)(g)(n) Term Loan
05/16/18	6.250%	40,896	40,467

Arch Coal, Inc.(d)(n) Term Loan
05/16/18	6.250%	159,596	157,920

Ardagh Holdings USA, Inc. Tranche B Term Loan(d)(g)(n)
12/17/19	4.000%	57,000	57,143

Blue Coat Systems, Inc. 2nd Lien Term Loan(d)(n)
06/26/20	9.500%	174,000	177,697

Community Health Systems, Inc. Tranche D Term Loan(d)(g)(n)
01/27/21	4.250%	59,000	59,612

Exopack Holdings S.A. Term Loan(d)(n)
05/08/19	5.250%	102,000	103,360

Gardner Denver, Inc. Term Loan(d)(g)(n)
07/30/20	4.250%	84,006	83,870

Hilton Worldwide Financial LLC Term Loan(d)(n)
10/26/20	3.750%	113,684	114,340

Neiman Marcus Group, Inc. (The) Term Loan(d)(n)
10/25/20	5.000%	146,633	148,248

Ply Gem Industries, Inc. Term Loan(d)(g)(n)
02/01/21	4.000%	17,000	17,028

TWCC Holding Corp. 2nd Lien Term Loan(d)(n)
06/26/20	7.000%	20,000	20,150

Triple Point Group Holdings, Inc. 2nd Lien Term Loan(d)(n)
07/10/21	9.250%	53,000	47,170

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

U.S. Renal Care, Inc.(d)(n) Tranche B2 1st Lien Term Loan
07/03/19	4.250%	51,870	52,259

Tranche B2 2nd Lien Term Loan
07/03/20	8.500%	48,000	49,080

Total			1,167,986

Total Senior Loans
(Cost: $1,251,207)			1,267,193

Warrants —%
Issuer	Shares	Value ($)
United States —%
Green Field Energy Services, Inc.(a)(b)(c)	175	2

Total Warrants
(Cost: $7,081)		2

Fixed-Income Funds 1.1%
Floating Rate 1.1%
Columbia Floating Rate Fund, Class I Shares(o)	992,089	9,176,822

Total Fixed-Income Funds
(Cost: $8,946,473)		9,176,822

Alternative Investment Funds 2.1%
United States 2.1%
Columbia Commodity Strategy Fund, Class I Shares(a)(o)	2,148,611	17,489,690

Total Alternative Investment Funds
(Cost: $20,227,781)		17,489,690

Options Purchased Calls 0.1%
Issuer	Notional Amount	Exercise Price	Expiration Date	Value ($)

iShares MSCI Brazil Capped ETF
	9,000	40.00	02/22/14	648,000

Total Options Purchased Calls
(Cost: $845,747)				648,000

Options Purchased Puts —%
Put — OTC 2-Year Interest Rate Swap 1(p)
	8,000,000	2.10	11/28/14	7,622

Put — OTC 3-Year Interest Rate Swap 2(p)
	8,000,000	2.25	11/02/15	113,494

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Options Purchased Puts (continued)
Issuer	Notional Amount	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(p)
	9,000,000	2.00	03/13/14	9,787
	9,000,000	2.00	03/17/14	10,930
	9,000,000	2.00	03/17/14	10,930
	4,000,000	1.85	06/02/14	36,025

Total Options Purchased Puts
(Cost: $335,445)				188,788

Money Market Funds 12.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.077%(o)(q)	107,206,334	107,206,334

Total Money Market Funds
(Cost: $107,206,334)		107,206,334

Total Investments
(Cost: $789,334,159)		840,647,177

Other Assets & Liabilities, Net		(7,625,370)

Net Assets		833,021,807

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at January 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	February 12, 2014	5,610,000 GBP	9,204,131 USD	—	(17,636)

Citigroup Global Markets, Inc.	February 12, 2014	5,088,000 CHF	5,651,610 USD	39,411	—

Credit Suisse International	February 12, 2014	388,337,000 JPY	3,787,641 USD	—	(13,379)

HSBC Securities (USA), Inc.	February 12, 2014	3,782,049 USD	4,328,000 AUD	3,696	—

J.P. Morgan Securities, Inc.	February 12, 2014	1,435,000 PLN	467,503 USD	12,463	—

Standard Chartered Bank	February 12, 2014	5,750,386 USD	6,259,000 CAD	—	(131,614)

State Street Bank & Trust Company	February 12, 2014	9,531,296 USD	58,447,000 NOK	—	(223,212)

Barclays Bank PLC	February 14, 2014	4,600 GBP	76,420 USD	806	—

Barclays Bank PLC	February 14, 2014	4,600 GBP	75,280 USD	—	(334)

Citigroup Global Markets, Inc.	February 14, 2014	2,019,473,000 COP	1,039,225 USD	38,002	—

Credit Suisse International	February 14, 2014	204,212,000 JPY	1,976,408 USD	—	(22,423)

Credit Suisse International	February 14, 2014	1,969,447 USD	204,212,000 JPY	29,384	—

HSBC Securities (USA), Inc.	February 14, 2014	4,214,000 EUR	5,766,775 USD	83,340	—

HSBC Securities (USA), Inc.	February 14, 2014	5,753,037 USD	4,214,000 EUR	—	(69,602)

Standard Chartered Bank	February 14, 2014	3,925,000 CAD	3,608,193 USD	84,833	—

Standard Chartered Bank	February 14, 2014	3,533,346 USD	3,925,000 CAD	—	(9,986)

State Street Bank & Trust Company	February 14, 2014	235,000 EUR	320,457 USD	3,512	—

J.P. Morgan Securities, Inc.	February 27, 2014	59,452,623 USD	43,860,000 EUR	—	(298,297)

Standard Chartered Bank	February 28, 2014	63,000,000 INR	993,848 USD	—	(7,571)

Barclays Bank PLC	March 7, 2014	6,600,000 AUD	5,889,675 USD	124,975	—

Barclays Bank PLC	March 7, 2014	575,000 CAD	538,521 USD	22,598	—

Barclays Bank PLC	March 7, 2014	5,050,000 EUR	6,888,139 USD	77,148	—

Barclays Bank PLC	March 7, 2014	658,450,000 JPY	6,309,803 USD	—	(135,703)

Barclays Bank PLC	March 7, 2014	7,900,000 SEK	1,211,188 USD	5,919	—

Barclays Bank PLC	March 7, 2014	355,772 USD	400,000 AUD	—	(6,397)

Barclays Bank PLC	March 7, 2014	1,522,375 USD	1,375,000 CHF	—	(5,454)

Barclays Bank PLC	March 7, 2014	951,606 USD	700,000 EUR	—	(7,508)

Barclays Bank PLC	March 7, 2014	1,476,289 USD	900,000 GBP	2,904	—

Barclays Bank PLC	March 7, 2014	4,280,310 USD	2,600,000 GBP	—	(7,085)

Barclays Bank PLC	March 7, 2014	4,157,718 USD	25,725,000 NOK	—	(64,071)

Barclays Bank PLC	March 7, 2014	2,558,275 USD	3,100,000 NZD	—	(56,675)

Barclays Bank PLC	March 7, 2014	139,224 USD	900,000 SEK	—	(1,915)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	29

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at January 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	March 7, 2014	1,360,711 USD	1,725,000 SGD	—	(9,614)

Citigroup Global Markets, Inc.	March 7, 2014	2,700,000 CAD	2,453,767 USD	31,172	—

Citigroup Global Markets, Inc.	March 7, 2014	1,800,000 EUR	2,455,050 USD	27,370	—

Citigroup Global Markets, Inc.	March 7, 2014	1,856,600,000 JPY	17,793,922 USD	—	(380,164)

Citigroup Global Markets, Inc.	March 7, 2014	36,000,000 NOK	5,819,499 USD	90,781	—

Citigroup Global Markets, Inc.	March 7, 2014	3,600,000 NZD	2,969,820 USD	64,736	—

Citigroup Global Markets, Inc.	March 7, 2014	39,900,000 SEK	6,116,630 USD	29,257	—

Citigroup Global Markets, Inc.	March 7, 2014	700,000 SGD	552,225 USD	3,953	—

Citigroup Global Markets, Inc.	March 7, 2014	2,408,400 USD	2,700,000 AUD	—	(50,114)

Citigroup Global Markets, Inc.	March 7, 2014	561,935 USD	600,000 CAD	—	(23,580)

Citigroup Global Markets, Inc.	March 7, 2014	7,419,959 USD	6,700,000 CHF	—	(28,418)

Citigroup Global Markets, Inc.	March 7, 2014	5,823,669 USD	3,550,000 GBP	10,927	—

Citigroup Global Markets, Inc.	March 7, 2014	1,159,601 USD	700,000 GBP	—	(9,118)

Citigroup Global Markets, Inc.	March 7, 2014	1,307,048 USD	136,300,000 JPY	27,180	—

Citigroup Global Markets, Inc.	March 7, 2014	2,729,034 USD	3,300,000 NZD	—	(66,040)

Credit Suisse First Boston	March 7, 2014	900,000 CAD	807,024 USD	—	(507)

Credit Suisse First Boston	March 7, 2014	900,000 CHF	996,307 USD	3,414	—

Credit Suisse First Boston	March 7, 2014	18,100,000 NOK	2,925,419 USD	45,147	—

Credit Suisse First Boston	March 7, 2014	3,700,000 NZD	3,054,409 USD	68,628	—

Credit Suisse International	March 7, 2014	1,100,000 AUD	978,571 USD	17,788	—

Credit Suisse International	March 7, 2014	954,468 USD	700,000 EUR	—	(10,370)

Credit Suisse International	March 7, 2014	4,101,265 USD	2,500,000 GBP	7,605	—

Credit Suisse International	March 7, 2014	496,502 USD	300,000 GBP	—	(3,437)

Credit Suisse International	March 7, 2014	2,816,286 USD	293,900,000 JPY	60,674	—

Credit Suisse International	March 7, 2014	996,523 USD	6,500,000 SEK	—	(4,845)

HSBC Securities (USA), Inc.	March 7, 2014	100,000 CAD	93,704 USD	3,979	—

HSBC Securities (USA), Inc.	March 7, 2014	9,000,000 CHF	9,965,508 USD	36,574	—

HSBC Securities (USA), Inc.	March 7, 2014	400,000 GBP	656,162 USD	—	(1,257)

HSBC Securities (USA), Inc.	March 7, 2014	892,715 USD	1,000,000 AUD	—	(19,276)

HSBC Securities (USA), Inc.	March 7, 2014	4,637,668 USD	3,400,000 EUR	—	(52,050)

HSBC Securities (USA), Inc.	March 7, 2014	13,859,307 USD	1,445,200,000 JPY	287,621	—

HSBC Securities (USA), Inc.	March 7, 2014	323,444 USD	2,000,000 NOK	—	(5,182)

HSBC Securities (USA), Inc.	March 7, 2014	5,448,531 USD	6,600,000 NZD	—	(122,543)

HSBC Securities (USA), Inc.	March 7, 2014	17,124,234 USD	111,600,000 SEK	—	(97,897)

HSBC Securities (USA), Inc.	March 7, 2014	5,680,317 USD	7,200,000 SGD	—	(40,955)

UBS Securities	March 7, 2014	600,000 AUD	535,782 USD	11,718	—

UBS Securities	March 7, 2014	4,050,000 GBP	6,640,732 USD	—	(15,637)

UBS Securities	March 7, 2014	203,050,000 JPY	1,947,647 USD	—	(39,990)

UBS Securities	March 7, 2014	1,900,000 NZD	1,571,619 USD	38,380	—

UBS Securities	March 7, 2014	47,000,000 SEK	7,207,815 USD	37,225	—

UBS Securities	March 7, 2014	10,225,000 SGD	8,064,834 USD	56,158	—

UBS Securities	March 7, 2014	2,692,427 USD	2,875,000 CAD	—	(112,811)

UBS Securities	March 7, 2014	2,020,840 USD	1,825,000 CHF	—	(7,472)

UBS Securities	March 7, 2014	1,431,675 USD	1,050,000 EUR	—	(15,528)

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at January 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

UBS Securities	March 7, 2014	658,639 USD	4,075,000 NOK	—	(10,180)

UBS Securities	March 7, 2014	235,065 USD	300,000 SGD	—	(91)

Wells Fargo Bank	March 7, 2014	900,000 AUD	802,697 USD	16,601	—

Wells Fargo Bank	March 7, 2014	1,300,000 CAD	1,217,267 USD	50,833	—

Wells Fargo Bank	March 7, 2014	9,600,000 NOK	1,550,951 USD	23,293	—

Wells Fargo Bank	March 7, 2014	3,900,000 SGD	3,073,431 USD	18,777	—

Wells Fargo Bank	March 7, 2014	1,363,810 USD	1,000,000 EUR	—	(15,099)

Wells Fargo Bank	March 7, 2014	1,476,315 USD	900,000 GBP	2,878	—

Wells Fargo Bank	March 7, 2014	3,717,743 USD	387,400,000 JPY	74,479	—

Wells Fargo Bank	March 7, 2014	496,062 USD	600,000 NZD	—	(11,881)

BNP Paribas Securities Corp	March 27, 2014	4,176,000 EUR	5,670,883 USD	38,609	—

BNP Paribas Securities Corp	March 27, 2014	254,949,000 JPY	2,481,014 USD	—	(14,950)

BNP Paribas Securities Corp	March 27, 2014	7,128,800,000 KRW	6,576,991 USD	12,107	—

BNP Paribas Securities Corp	March 27, 2014	6,614,000 NOK	1,059,800 USD	8,107	—

BNP Paribas Securities Corp	March 27, 2014	682,000 SGD	535,019 USD	849	—

BNP Paribas Securities Corp	March 27, 2014	59,047,000 THB	1,773,183 USD	—	(10,746)

BNP Paribas Securities Corp	March 27, 2014	26,992,000 TWD	891,708 USD	—	(383)

BNP Paribas Securities Corp	March 27, 2014	8,420,151 USD	9,607,000 AUD	—	(40,610)

BNP Paribas Securities Corp	March 27, 2014	885,795 USD	4,867,000 DKK	—	(5,648)

BNP Paribas Securities Corp	March 27, 2014	15,639,137 USD	9,482,000 GBP	—	(57,491)

BNP Paribas Securities Corp	March 27, 2014	712,833 USD	2,489,000 ILS	—	(5,461)

BNP Paribas Securities Corp	March 27, 2014	529,555 USD	650,000 NZD	—	(5,836)

Total				1,735,811	(2,374,043)

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, securities and cash totaling $7,989,703 and $6,991,645, respectively, were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	46	EUR	15,474,371	9/15/14	9,747	—

3MO EURO SWISS FRANC	169	CHF	46,637,401	9/15/14	30,793	—

3MO EUROYEN (TFX)	(267)	JPY	(65,201,625)	9/12/14	—	(9,069)

90 DAY STERLING	(229)	GBP	(46,755,437)	9/17/14	—	(41,620)

AUST 10YR BOND	86	AUD	8,800,938	3/17/14	237,281	—

BANK ACCEPT	(76)	CAD	(16,859,888)	9/15/14	—	(7,524)

EURO STOXX 50	(14)	EUR	(569,853)	3/21/14	26,014	—

EURO 90 DAY	(222)	USD	(55,327,950)	9/15/14	—	(8,233)

EURO-BUND	8	EUR	1,552,407	3/6/14	10,902	—

EURO-BUND	(100)	EUR	(19,405,089)	3/6/14	—	(324,330)

FTSE 100 INDEX	(20)	GBP	(2,123,424)	3/21/14	25,294	—

FTSE 100 INDEX	156	GBP	16,562,707	3/21/14	—	(510,255)

FTSE/MIB INDEX	21	EUR	2,747,159	3/21/14	71,918	—

HANG SENG INDEX	(6)	HKD	(850,447)	2/27/14	—	(4,269)

IBEX 35 INDEX	11	EUR	1,474,698	2/21/14	—	(80,533)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	31

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Futures Contracts Outstanding at January 31, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

JPN 10YR BOND (TSE)	(2)	JPY	(2,833,317)	3/11/14	—	(12,908)

LONG GILT	(7)	GBP	(1,270,290)	3/31/14	—	(22,003)

MSCI SING IX ETS	(40)	SGD	(2,157,979)	2/28/14	—	(6,456)

OMXS30 INDEX	40	SEK	795,403	2/21/14	—	(32,237)

RUSSELL 2000 EMINI	2	USD	225,660	3/21/14	5,205	—

RUSSELL 2000 EMINI	(360)	USD	(40,618,800)	3/21/14	—	(138,837)

S&P 500	5	USD	2,220,750	3/20/14	—	(61,592)

S&P/TSE 60 INDEX	8	CAD	1,126,429	3/21/14	—	(23,114)

S&P500 EMINI	(378)	USD	(33,577,740)	3/21/14	—	(154,961)

SPI 200	(2)	AUD	(225,045)	3/20/14	—	(1,528)

TOPIX INDEX	(7)	JPY	(832,436)	3/13/14	46,404	—

TOPIX INDEX	111	JPY	13,200,059	3/13/14	—	(638,777)

US 10YR NOTE	249	USD	31,311,750	3/20/14	111,962	—

US 2YR NOTE	4	USD	880,813	3/31/14	—	(69)

US 2YR NOTE	7	USD	1,541,422	3/31/14	536	—

US 2YR NOTE	12	USD	2,642,438	3/31/14	—	(208)

US 5YR NOTE	289	USD	34,860,625	3/31/14	—	(48,826)

US LONG BOND	143	USD	19,103,907	3/20/14	447,923	—

US ULTRA T-BOND	20	USD	2,876,250	3/20/14	110,119	—

Total			(84,574,133)		1,134,098	(2,127,349)

Open Options Contracts Written at January 31, 2014

Issuer	Puts/Calls	Notional Amount	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
OTC 30-Year Interest Rate Swap (r)	Call	3,000,000	3.65	36,225	04/2014	69,458

OTC 5-Year Interest Rate Swap (r)	Call	4,750,000	1.65	16,031	04/2014	19,811

Total						89,269

Credit Default Swap Contracts Outstanding at January 31, 2014

Sell Protection

At January 31, 2014, cash totaling $306,205 was pledged as collateral to cover open credit default swap contracts.

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	CDX North America Investment Grade 21-V1	12/20/2018	1.000	71.73%	17,000,000	226,799	—	20,306	22,646	—

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Total Return Swap Contracts Outstanding at January 31, 2014

At January 31, 2014, securities totaling $616,000 were pledged as collateral to cover open total return equity swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Total return on Morgan Stanley VolNet Hedge Index	Fixed Rate of 0.75%	12/31/2014	USD	9,998,365	—	(605,472)

Barclays	Total return on S&P 500 Dynamic VIX Futures Excess Returns Index	Fixed Rate of 1.50%	1/30/2015	USD	9,995,743	178,464	—

Total						178,464	(605,472)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at January 31, 2014 was $1,803, representing 0.00% of net assets. Information concerning such security holdings at January 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC
Common Stock	02/04/09 - 05/14/09	—

Green Field Energy Services, Inc.
Warrant	11/09/11 - 12/14/11	7,081

ShengdaTech, Inc.
Senior Notes 6.500% 12/15/15	12/10/10	180,000

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $59,780,671 or 7.18% of net assets.

(d)	Variable rate security.

(e)	Zero coupon bond.

(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2014, the value of these securities amounted to $16,963, which represents 0.00% of net assets.

(i)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(l)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at January 31, 2014:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)

Federal National Mortgage Association 02/13/44 5.500%	1,000,000	02/13/14	1,097,188	1,101,094

(m)	Principal and interest may not be guaranteed by the government.

(n)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of January 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	33

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	33,407,000	—	(33,243,079)	(163,921)	—	—	—

Columbia Commodity Strategy Fund, Class I Shares	27,705,176	—	(6,441,000)	(1,036,395)	20,227,781	—	17,489,690

Columbia Floating Rate Fund, Class I Shares	8,769,281	177,192	—	—	8,946,473	177,192	9,176,822

Columbia Short-Term Cash Fund	54,299,871	260,752,108	(207,845,645)	—	107,206,334	39,249	107,206,334

Total	124,181,328	260,929,300	(247,529,724)	(1,200,316)	136,380,588	216,441	133,872,846

(p)	Purchased swaption contracts outstanding at January 31, 2014:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.100	11/2/2016	8,000,000	104,800	7,622
Put — OTC 5-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Receive	2.000	3/19/2019	9,000,000	39,375	10,930
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.000	3/17/2019	9,000,000	40,050	9,787
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	1.850	6/4/2019	4,000,000	42,900	36,025
Put — OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	11/4/2018	8,000,000	75,920	113,494
Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.000	3/19/2019	9,000,000	32,400	10,930

Total							335,445	188,788

(q)	The rate shown is the seven-day current annualized yield at January 31, 2014.

(r)	Written swaption contracts outstanding at January 31, 2014:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Call — OTC 30-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	3.650	4/16/2044	(3,000,000)	(36,225)	(69,458)

Call — OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	1.650	5/1/2019	(4,750,000)	(16,031)	(19,811)

Total							(52,256)	(89,269)

Abbreviation Legend

ADR	American Depositary Receipt
ADS	American Depositary Share
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	Taiwan Dollar
USD	US Dollar
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation in the most recent Semiannual Report dated October 31, 2013.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	35

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	39,248,974	37,271,109	—	76,520,083

Consumer Staples	22,555,577	10,489,975	—	33,045,552

Energy	26,250,325	13,550,934	—	39,801,259

Financials	50,986,403	53,993,507	1	104,979,911

Health Care	49,654,097	13,200,473	—	62,854,570

Industrials	38,646,882	28,701,406	—	67,348,288

Information Technology	57,741,807	18,385,157	—	76,126,964

Materials	12,411,296	10,378,892	—	22,790,188

Telecommunication Services	900,894	8,643,122	—	9,544,016

Utilities	6,423,821	5,993,295	—	12,417,116

Preferred Stocks

Consumer Staples	—	3,886,986	—	3,886,986

Convertible Preferred Stocks

Consumer Discretionary	—	365,477	—	365,477

Consumer Staples	—	365,549	—	365,549

Energy	—	643,987	—	643,987

Financials	1,055,616	557,990	—	1,613,606

Health Care	103,086	164,592	—	267,678

Industrials	403,862	—	—	403,862

Telecommunication Services	—	265,559	—	265,559

Utilities	430,096	418,665	—	848,761

Warrants

Energy	—	2	—	2

Total Equity Securities	306,812,736	207,276,677	1	514,089,414

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Semiannual Report 2014

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	59,995,254	—	59,995,254

Convertible Bonds

Chemicals	—	—	1,800	1,800

All other industries	—	14,923,749	—	14,923,749

Residential Mortgage-Backed Securities — Agency	—	30,676,004	—	30,676,004

Residential Mortgage-Backed Securities — Non-Agency	—	5,240,190	—	5,240,190

Commercial Mortgage-Backed Securities — Agency	—	2,310,525	—	2,310,525

Commercial Mortgage-Backed Securities — Non-Agency	—	3,320,413	—	3,320,413

Asset-Backed Securities — Non-Agency	—	1,013,339	500,736	1,514,075

Inflation-Indexed Bonds	—	3,267,917	—	3,267,917

U.S. Treasury Obligations	2,499,563	—	—	2,499,563

U.S. Government & Agency Obligations	—	5,697,880	—	5,697,880

Foreign Government Obligations	—	60,882,169	251,397	61,133,566

Total Bonds	2,499,563	187,327,440	753,933	190,580,936

Other

Senior Loans

Lodging	—	169,580	43,967	213,547

All other industries	—	1,053,646	—	1,053,646

Options Purchased Calls	648,000	—	—	648,000

Options Purchased Puts	—	188,788	—	188,788

Total Other	648,000	1,412,014	43,967	2,103,981

Mutual Funds

Fixed-Income Funds	9,176,822	—	—	9,176,822

Alternative Investment Funds	17,489,690	—	—	17,489,690

Money Market Funds	107,206,334	—	—	107,206,334

Total Mutual Funds	133,872,846	—	—	133,872,846

Investments in Securities	443,833,145	396,016,131	797,901	840,647,177

Forward Sale Commitments Liability	—	(1,101,094)	—	(1,101,094)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	37

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,735,811	—	1,735,811

Futures Contracts	1,134,098	—	—	1,134,098

Swap Contracts	—	201,110	—	201,110

Liabilities

Forward Foreign Currency Exchange Contracts	—	(2,734,043)	—	(2,734,043)

Futures Contracts	(2,127,349)	—	—	(2,127,349)

Options Contracts Written	—	(89,269)	—	(89,269)

Swap Contracts	—	(605,472)	—	(605,472)

Total	442,839,894	393,423,174	797,901	837,060,969

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain asset backed securities, foreign government obligations and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain common stocks and convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Semiannual Report 2014

Columbia Global Opportunities Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $652,953,571)	$706,774,331

Affiliated issuers (identified cost $136,380,588)	133,872,846

Total investments (identified cost $789,334,159)	840,647,177

Foreign currency (identified cost $945,215)	909,479

Margin deposits	7,297,850

Unrealized appreciation on forward foreign currency exchange contracts	1,735,811

Unrealized appreciation on swap contracts	178,464

Receivable for:

Investments sold	7,980,154

Capital shares sold	120,123

Dividends	222,490

Interest	2,271,845

Reclaims	134,727

Variation margin	333,379

Prepaid expenses	2,816

Other assets	10,959

Total assets	861,845,274

Liabilities

Option contracts written, at value (premiums received $52,256)	89,269

Forward sale commitments, at value (proceeds receivable $1,097,188)	1,101,094

Disbursements in excess of cash	3,973

Unrealized depreciation on forward foreign currency exchange contracts	2,374,043

Unrealized depreciation on swap contracts	605,472

Payable for:

Investments purchased	8,813,221

Investments purchased on a delayed delivery basis	14,624,735

Capital shares purchased	665,781

Variation margin	293,662

Investment management fees	14,263

Distribution and/or service fees	7,039

Transfer agent fees	73,878

Administration fees	1,289

Plan administration fees	2

Compensation of board members	61,649

Other expenses	93,899

Other liabilities	198

Total liabilities	28,823,467

Net assets applicable to outstanding capital stock	$833,021,807

Represented by

Paid-in capital	$1,001,474,682

Excess of distributions over net investment income	(2,376,064)

Accumulated net realized loss	(215,267,950)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	53,820,760

Investments — affiliated issuers	(2,507,742)

Foreign currency translations	(45,115)

Forward sale commitments	(3,906)

Forward foreign currency exchange contracts	(638,232)

Futures contracts	(993,251)

Options contracts written	(37,013)

Swap contracts	(404,362)

Total — representing net assets applicable to outstanding capital stock	$833,021,807

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	39

Columbia Global Opportunities Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$764,618,163

Shares outstanding	67,983,160

Net asset value per share	$11.25

Maximum offering price per share(a)	$11.94

Class B

Net assets	$30,863,036

Shares outstanding	2,773,577

Net asset value per share	$11.13

Class C

Net assets	$33,740,647

Shares outstanding	3,051,561

Net asset value per share	$11.06

Class K

Net assets	$236,716

Shares outstanding	20,994

Net asset value per share	$11.28

Class R

Net assets	$4,874

Shares outstanding	434

Net asset value per share	$11.23

Class R4

Net assets	$2,803

Shares outstanding	249

Net asset value per share(b)	$11.28

Class R5

Net assets	$2,803

Shares outstanding	249

Net asset value per share(b)	$11.28

Class Z

Net assets	$3,552,765

Shares outstanding	316,182

Net asset value per share	$11.24

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Semiannual Report 2014

Columbia Global Opportunities Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$4,522,336
Dividends — affiliated issuers	216,441
Interest	4,158,086
Foreign taxes withheld	(155,562)

Total income	8,741,301

Expenses:
Investment management fees	2,580,158
Distribution and/or service fees
Class A	978,538
Class B	166,286
Class C	170,331
Class R	12
Transfer agent fees
Class A	764,427
Class B	32,487
Class C	33,259
Class K	59
Class R	4
Class R4	3
Class Z	2,291
Administration fees	233,205
Plan administration fees
Class K	294
Compensation of board members	18,187
Custodian fees	84,272
Printing and postage fees	77,023
Registration fees	56,068
Professional fees	30,628
Other	16,752

Total expenses	5,244,284

Net investment income	3,497,017

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	60,989,906
Investments — affiliated issuers	(1,200,316)
Foreign currency translations	99,820
Forward foreign currency exchange contracts	(370,629)
Futures contracts	(5,866,341)
Options contracts written	7,414
Swap contracts	792,340

Net realized gain	54,452,194
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(24,005,947)
Investments — affiliated issuers	537,839
Foreign currency translations	(60,715)
Forward sale commitments	12,285
Forward foreign currency exchange contracts	13,026
Futures contracts	2,152,433
Options contracts written	(37,013)
Swap contracts	(1,307,344)

Net change in unrealized appreciation (depreciation)	(22,695,436)

Net realized and unrealized gain	31,756,758

Net increase in net assets resulting from operations	$35,253,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	41

Columbia Global Opportunities Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)
Operations

Net investment income	$3,497,017	$12,692,617

Net realized gain	54,452,194	71,245,689

Net change in unrealized appreciation (depreciation)	(22,695,436)	16,988,950

Net increase in net assets resulting from operations	35,253,775	100,927,256

Distributions to shareholders

Net investment income

Class A	(7,468,195)	(15,883,539)

Class B	(200,919)	(519,031)

Class C	(206,202)	(433,842)

Class K	(2,404)	(5,042)

Class R	(42)	(79)

Class R4	(30)	(163)

Class R5	(33)	(39)

Class Z	(21,078)	(20,215)

Total distributions to shareholders	(7,898,903)	(16,861,950)

Increase (decrease) in net assets from capital stock activity	(41,161,038)	(105,117,921)

Total decrease in net assets	(13,806,166)	(21,052,615)

Net assets at beginning of period	846,827,973	867,880,588

Net assets at end of period	$833,021,807	$846,827,973

Undistributed (excess of distributions over) net investment income	$(2,376,064)	$2,025,822

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Semiannual Report 2014

Columbia Global Opportunities Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	1,509,675	16,833,208	3,412,792	35,876,120

Distributions reinvested	660,228	7,352,845	1,522,999	15,638,368

Redemptions	(5,619,169)	(62,579,225)	(13,882,595)	(145,427,100)

Net decrease	(3,449,266)	(38,393,172)	(8,946,804)	(93,912,612)

Class B shares

Subscriptions	17,427	192,600	48,427	501,990

Distributions reinvested	18,185	200,079	51,065	516,788

Redemptions(b)	(453,163)	(4,994,811)	(1,033,750)	(10,857,436)

Net decrease	(417,551)	(4,602,132)	(934,258)	(9,838,658)

Class C shares

Subscriptions	184,559	2,023,775	454,877	4,691,234

Distributions reinvested	18,708	204,598	42,802	430,613

Redemptions	(261,341)	(2,859,989)	(640,356)	(6,622,904)

Net decrease	(58,074)	(631,616)	(142,677)	(1,501,057)

Class K shares

Distributions reinvested	215	2,405	490	5,042

Redemptions	(498)	(5,471)	(2,620)	(26,850)

Net decrease	(283)	(3,066)	(2,130)	(21,808)

Class R4 shares

Subscriptions	—	—	5,134	54,501

Distributions reinvested	—	—	12	126

Redemptions	—	—	(4,897)	(51,776)

Net increase	—	—	249	2,851

Class R5 shares

Subscriptions	—	—	249	2,500

Net increase	—	—	249	2,500

Class Z shares

Subscriptions	231,770	2,577,878	105,998	1,111,901

Distributions reinvested	1,176	13,189	1,533	15,739

Redemptions	(10,840)	(122,119)	(93,094)	(976,777)

Net increase	222,106	2,468,948	14,437	150,863

Total net decrease	(3,703,068)	(41,161,038)	(10,010,934)	(105,117,921)

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	43

Columbia Global Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class A	(Unaudited)		2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$10.89		$9.89		$8.75		$9.02		$8.44	$9.10	$12.48

Income from investment operations:

Net investment income	0.05		0.16		0.14		0.18		0.15	0.14	0.24

Net realized and unrealized gain (loss)	0.42		1.05		1.16		(0.19)		0.63	(0.40)	(2.71)

Total from investment operations	0.47		1.21		1.30		(0.01)		0.78	(0.26)	(2.47)

Less distributions to shareholders:

Net investment income	(0.11)		(0.21)		(0.16)		(0.24)		(0.20)	(0.12)	(0.23)

Net realized gains	—		—		—		—		—	(0.28)	(0.68)

Tax return of capital	—		—		—		(0.02)		—	—	—

Total distributions to shareholders	(0.11)		(0.21)		(0.16)		(0.26)		(0.20)	(0.40)	(0.91)

Net asset value, end of period	$11.25		$10.89		$9.89		$8.75		$9.02	$8.44	$9.10

Total return	4.30%		12.35%		14.95%		(0.24%)		9.29%	(2.33%)	(20.90%)

Ratios to average net assets(b)

Total gross expenses	1.17	%(c)	1.19%		1.20	%(c)	1.13%		1.05%	1.10%	1.02%

Total net expenses(d)	1.17	%(c)	1.15	%(e)	1.15	%(c)	1.13	%(e)	1.05%	1.10%	1.02%

Net investment income	0.88	%(c)	1.52%		1.80	%(c)	1.93%		1.73%	1.82%	2.20%

Supplemental data

Net assets, end of period (in thousands)	$764,618		$777,874		$794,822		$774,665		$945,595	$1,122,673	$1,437,164

Portfolio turnover(f)	62%		150%		129%		142%		114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014, 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Semiannual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class B	(Unaudited)		2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$10.78		$9.79		$8.67		$8.93		$8.36	$9.01	$12.36

Income from investment operations:

Net investment income	0.01		0.08		0.08		0.11		0.08	0.08	0.15

Net realized and unrealized gain (loss)	0.41		1.04		1.14		(0.18)		0.62	(0.39)	(2.67)

Total from investment operations	0.42		1.12		1.22		(0.07)		0.70	(0.31)	(2.52)

Less distributions to shareholders:

Net investment income	(0.07)		(0.13)		(0.10)		(0.18)		(0.13)	(0.06)	(0.15)

Net realized gains	—		—		—		—		—	(0.28)	(0.68)

Tax return of capital	—		—		—		(0.01)		—	—	—

Total distributions to shareholders	(0.07)		(0.13)		(0.10)		(0.19)		(0.13)	(0.34)	(0.83)

Net asset value, end of period	$11.13		$10.78		$9.79		$8.67		$8.93	$8.36	$9.01

Total return	3.88%		11.56%		14.19%		(0.94%)		8.38%	(3.00%)	(21.50%)

Ratios to average net assets(b)

Total gross expenses	1.92	%(c)	1.94%		1.96	%(c)	1.87%		1.81%	1.87%	1.78%

Total net expenses(d)	1.92	%(c)	1.90	%(e)	1.90	%(c)	1.87	%(e)	1.81%	1.87%	1.78%

Net investment income	0.14	%(c)	0.78%		1.05	%(c)	1.18%		0.98%	1.05%	1.43%

Supplemental data

Net assets, end of period (in thousands)	$30,863		$34,389		$40,387		$47,580		$74,220	$115,318	$169,090

Portfolio turnover(f)	62%		150%		129%		142%		114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014, 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	45

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class C	(Unaudited)		2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$10.71		$9.73		$8.61		$8.88		$8.32	$8.97	$12.31

Income from investment operations:

Net investment income	0.01		0.08		0.08		0.11		0.08	0.08	0.16

Net realized and unrealized gain (loss)	0.41		1.03		1.15		(0.19)		0.61	(0.39)	(2.67)

Total from investment operations	0.42		1.11		1.23		(0.08)		0.69	(0.31)	(2.51)

Less distributions to shareholders:

Net investment income	(0.07)		(0.13)		(0.11)		(0.18)		(0.13)	(0.06)	(0.15)

Net realized gains	—		—		—		—		—	(0.28)	(0.68)

Tax return of capital	—		—		—		(0.01)		—	—	—

Total distributions to shareholders	(0.07)		(0.13)		(0.11)		(0.19)		(0.13)	(0.34)	(0.83)

Net asset value, end of period	$11.06		$10.71		$9.73		$8.61		$8.88	$8.32	$8.97

Total return	3.90%		11.55%		14.31%		(1.02%)		8.34%	(2.98%)	(21.47%)

Ratios to average net assets(b)

Total gross expenses	1.92	%(c)	1.94%		1.95	%(c)	1.88%		1.81%	1.86%	1.77%

Total net expenses(d)	1.92	%(c)	1.90	%(e)	1.90	%(c)	1.88	%(e)	1.81%	1.86%	1.77%

Net investment income	0.13	%(c)	0.77%		1.05	%(c)	1.17%		0.98%	1.07%	1.47%

Supplemental data

Net assets, end of period (in thousands)	$33,741		$33,299		$31,649		$29,619		$36,614	$46,515	$59,279

Portfolio turnover(f)	62%		150%		129%		142%		114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014, 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Semiannual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class K	(Unaudited)		2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.92		$9.91	$8.77		$9.04	$8.45	$9.10	$12.48

Income from investment operations:

Net investment income	0.06		0.17	0.15		0.20	0.16	0.15	0.26

Net realized and unrealized gain (loss)	0.42		1.06	1.16		(0.19)	0.64	(0.40)	(2.71)

Total from investment operations	0.48		1.23	1.31		0.01	0.80	(0.25)	(2.45)

Less distributions to shareholders:

Net investment income	(0.12)		(0.22)	(0.17)		(0.26)	(0.21)	(0.12)	(0.25)

Net realized gains	—		—	—		—	—	(0.28)	(0.68)

Tax return of capital	—		—	—		(0.02)	—	—	—

Total distributions to shareholders	(0.12)		(0.22)	(0.17)		(0.28)	(0.21)	(0.40)	(0.93)

Net asset value, end of period	$11.28		$10.92	$9.91		$8.77	$9.04	$8.45	$9.10

Total return	4.37%		12.55%	14.99%		(0.12%)	9.49%	(2.11%)	(20.71%)

Ratios to average net assets(b)

Total gross expenses	1.03	%(c)	1.03%	1.06	%(c)	0.98%	0.91%	0.94%	0.93%

Total net expenses(d)	1.03	%(c)	1.02%	1.05	%(c)	0.98%	0.91%	0.87%	0.78%

Net investment income	1.02	%(c)	1.66%	1.91	%(c)	2.07%	1.87%	1.97%	2.31%

Supplemental data

Net assets, end of period (in thousands)	$237		$232	$232		$384	$416	$1,219	$6,813

Portfolio turnover(f)	62%		150%	129%		142%	114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014, 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	47

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class R	(Unaudited)		2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.87		$9.88	$8.74		$9.01	$8.43	$9.09	$12.47

Income from investment operations:

Net investment income	0.04		0.13	0.12		0.16	0.12	0.12	0.22

Net realized and unrealized gain (loss)	0.42		1.04	1.16		(0.19)	0.63	(0.40)	(2.69)

Total from investment operations	0.46		1.17	1.28		(0.03)	0.75	(0.28)	(2.47)

Less distributions to shareholders:

Net investment income	(0.10)		(0.18)	(0.14)		(0.22)	(0.17)	(0.10)	(0.23)

Net realized gains	—		—	—		—	—	(0.28)	(0.68)

Tax return of capital	—		—	—		(0.02)	—	—	—

Total distributions to shareholders	(0.10)		(0.18)	(0.14)		(0.24)	(0.17)	(0.38)	(0.91)

Net asset value, end of period	$11.23		$10.87	$9.88		$8.74	$9.01	$8.43	$9.09

Total return	4.21%		11.99%	14.77%		(0.49%)	8.90%	(2.52%)	(20.93%)

Ratios to average net assets(b)

Total gross expenses	1.39	%(c)	1.44%	1.48	%(c)	1.36%	1.42%	1.42%	1.45%

Total net expenses(d)	1.39	%(c)	1.40%	1.40	%(c)	1.36%	1.42%	1.33%	1.20%

Net investment income	0.68	%(c)	1.28%	1.55	%(c)	1.68%	1.38%	1.60%	1.98%

Supplemental data

Net assets, end of period (in thousands)	$5		$5	$4		$4	$4	$4	$4

Portfolio turnover(e)	62%		150%	129%		142%	114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014, 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Semiannual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

Class R4	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.92		$10.06

Income from investment operations:

Net investment income	0.06		0.15

Net realized and unrealized gain	0.42		0.86

Total from investment operations	0.48		1.01

Less distributions to shareholders:

Net investment income	(0.12)		(0.15)

Total distributions to shareholders	(0.12)		(0.15)

Net asset value, end of period	$11.28		$10.92

Total return	4.41%		10.14%

Ratios to average net assets(b)

Total gross expenses	0.91	%(c)	0.93	%(c)

Total net expenses(d)	0.91	%(c)	0.92	%(c)

Net investment income	1.13	%(c)	1.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3		$3

Portfolio turnover(e)	62%		150%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014 and 118% for the year ended July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	49

Columbia Global Opportunities Fund

Financial Highlights (continued)

Class R5	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.92		$10.06

Income from investment operations:

Net investment income	0.07		0.14

Net realized and unrealized gain	0.42		0.88

Total from investment operations	0.49		1.02

Less distributions to shareholders:

Net investment income	(0.13)		(0.16)

Total distributions to shareholders	(0.13)		(0.16)

Net asset value, end of period	$11.28		$10.92

Total return	4.52%		10.22%

Ratios to average net assets(b)

Total gross expenses	0.69	%(c)	0.83	%(c)

Total net expenses(d)	0.69	%(c)	0.81	%(c)

Net investment income	1.31	%(c)	1.82	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3		$3

Portfolio turnover(e)	62%		150%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014 and 118% for the year ended July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Semiannual Report 2014

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class Z	(Unaudited)		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$10.88		$9.88		$8.73		$9.01		$8.98

Income from investment operations:

Net investment income (loss)	0.06		0.18		0.17		0.21		(0.01)

Net realized and unrealized gain (loss)	0.42		1.05		1.16		(0.19)		0.04

Total from investment operations	0.48		1.23		1.33		0.02		0.03

Less distributions to shareholders:

Net investment income	(0.12)		(0.23)		(0.18)		(0.30)		—

Tax return of capital	—		—		—		0.00	(c)	—

Total distributions to shareholders	(0.12)		(0.23)		(0.18)		(0.30)		—

Net asset value, end of period	$11.24		$10.88		$9.88		$8.73		$9.01

Total return	4.43%		12.65%		15.31%		0.01%		0.33%

Ratios to average net assets(d)

Total gross expenses	0.93	%(e)	0.94%		0.94	%(e)	0.89%		1.02	%(e)

Total net expenses(f)	0.93	%(e)	0.90	%(g)	0.88	%(e)	0.89	%(g)	1.02	%(e)

Net investment income (loss)	1.01	%(e)	1.75%		2.06	%(e)	2.28%		(13.66	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$3,553		$1,023		$787		$335		$3

Portfolio turnover(h)	62%		150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 49% for the six months ended January 31, 2014, 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	51

Columbia Global Opportunities Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for

52	Semiannual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in

Semiannual Report 2014	53

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its

54	Semiannual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments, and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Semiannual Report 2014	55

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Contracts and premiums associated with options contracts written for the six months ended January 31, 2014 are as follows:

	Calls
	Notional Amount	Premiums ($)
Balance at July 31, 2013	—	—
Opened	7,750,000	52,256
Closed	—	—
Expired	—	—
Balance at January 31, 2014	7,750,000	52,256

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Total Return Swap Contracts

The Fund entered into total return swap contracts to hedge market volatility. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Swaption Contracts

Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not

56	Semiannual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. These instruments may be used for other purposes in future periods. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	1,735,811	—	1,735,811	1,391,803	—	—	344,008
Over-the-Counter Swap Contracts	178,464	—	178,464	—	—	—	178,464
Centrally Cleared Swap Contracts(c)	172	—	172	—	—	—	172
Options Purchased Calls(d)	648,000	—	648,000	—	—	—	648,000
Options Purchased Puts(d)	188,788	—	188,788	—	—	—	188,788
Total	2,751,235	—	2,751,235	1,391,803	—	—	1,359,432

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(f)
				Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	2,374,043	—	2,374,043	1,391,803	—	—	982,240
Over-the-Counter Swap Contracts	605,472	—	605,472	—	—	605,472	—
Options Contracts Written	89,269	—	89,269	—	—	—	89,269
Total	3,068,784	—	3,068,784	1,391,803	—	605,472	1,071,509

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d)	Purchased options are included within investments at value on the Statement of Assets and Liabilities.

(e)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(f)	Represents the net amount due to counterparties in the event of default.

Semiannual Report 2014	57

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	22,646	*
Equity risk	Net assets — unrealized appreciation on futures contracts	174,835	*
Equity risk	Investments at value- unaffiliated issuers (for purchased options)	648,000
Equity risk	Net assets — unrealized appreciation on swap contracts	178,464	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,735,811
Interest rate risk	Net assets — unrealized appreciation on futures contracts	959,263	*
Interest rate risk	Investments at value- unaffiliated issuers (for purchased options)	188,788
Total		3,907,807

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	1,652,559	*
Equity risk	Net assets — unrealized depreciation on swap contracts	605,472	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,374,043

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	474,790	*
Interest rate risk	Options contracts written, at value	89,269
Total		5,196,133

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(5,440,609)	(147,077)	—	(5,587,686)
Foreign exchange risk	(370,629)	—	—	—	(370,629)
Interest rate risk	—	(425,732)	(18,538)	792,340	348,070
Total	(370,629)	(5,866,341)	(165,615)	792,340	(5,610,245)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	22,646	22,646
Equity risk	—	(54,086)	(197,747)	(427,008)	(678,841)
Foreign exchange risk	13,026	—	—	—	13,026
Interest rate risk	—	2,206,519	(188,734)	(902,982)	1,114,803
Total	13,026	2,152,433	(386,481)	(1,307,344)	471,634

58	Semiannual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	780
Futures contracts	30,480
Options contracts	16
Swap contracts	2

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts - sell protection	17,000,000

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore

Semiannual Report 2014	59

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general

60	Semiannual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in the underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management fee to the Investment Manager. For the portion of the assets of the Fund holds in securities, including other funds advised by the Investment Manager that do not pay an investment management fee to the Investment Manager, the fund pays the Investment Manager a monthly fee at an annual rate that declines from 0.66% to 0.49% as such assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.61% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund does not pay administration fee on the portion of assets held in the underlying funds (including any ETFs) that pay an administration fee to the Investment Manager. For the portion of assets the Fund holds in securities, including other funds administered by the Investment Manager that do not pay an administration fee to the Investment Manager, the fund pays a monthly fee for administration and accounting services to the Fund Administrator at an annual rate that declines from 0.06% to 0.03% as such assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $1,337.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

Semiannual Report 2014	61

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.16
Class R4	0.24
Class R5	0.02
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,763,000 and $365,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013 , and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $282,085 for Class A, $2,210 for Class B and $596 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014 (%)	Prior to December 1, 2013 (%)
Class A	1.30	1.25
Class B	2.05	2.00
Class C	2.05	2.00
Class K	1.20	1.13
Class R	1.55	1.50
Class R4	1.05	1.00
Class R5	0.95	0.88
Class Z	1.05	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary

62	Semiannual Report 2014

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $789,334,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$71,647,000
Unrealized depreciation	(20,334,000)
Net unrealized appreciation	$51,313,000

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	250,908,071
2019	21,208,022
Total	272,116,093

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $472,658,973 and $576,808,081, respectively, for the six months ended January 31, 2014, of which $116,751,133 and $120,510,927, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds.

The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, one affiliated shareholder account owned 18.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Semiannual Report 2014	63

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

64	Semiannual Report 2014

Columbia Global Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	65

Columbia Global Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR156_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Income Opportunities Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Income Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Income Opportunities Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Income Opportunities Fund (the Fund) Class A shares returned 3.38% excluding sales charges for the six months ended January 31, 2014.

>	The Fund underperformed its benchmark, the Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which returned 4.36% for the same period.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		3.38	4.42	14.07	7.43
Including sales charges		-1.56	-0.51	12.97	6.91
Class B	06/19/03
Excluding sales charges		3.10	3.74	13.22	6.63
Including sales charges		-1.90	-1.23	12.97	6.63
Class C	06/19/03
Excluding sales charges		3.05	3.77	13.29	6.67
Including sales charges		2.05	2.78	13.29	6.67
Class I*	03/04/04	3.61	4.88	14.51	7.85
Class K	06/19/03	3.46	4.57	14.19	7.64
Class R*	09/27/10	3.36	4.26	13.81	7.17
Class R4*	11/08/12	3.52	4.69	14.14	7.46
Class R5*	11/08/12	3.58	4.81	14.17	7.48
Class W*	09/27/10	3.49	4.52	14.08	7.43
Class Y*	03/07/11	3.71	4.98	14.35	7.56
Class Z*	09/27/10	3.61	4.78	14.30	7.54
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index		4.36	5.93	15.04	7.67

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Financials	0.0	(a)
Industrials	0.0	(a)
Materials	0.0	(a)
Utilities	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	92.4
Money Market Funds	2.9
Preferred Stocks	0.0	(a)
Industrials	0.0	(a)
Senior Loans	4.7
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at January 31, 2014)
BBB rating	2.8
BB rating	46.2
B rating	44.4
CCC rating	6.0
Not rated	0.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Management

Brian Lavin, CFA

Semiannual Report 2014	3

Columbia Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.80	1,019.76	5.54	5.50	1.08
Class B	1,000.00	1,000.00	1,031.00	1,015.98	9.37	9.30	1.83
Class C	1,000.00	1,000.00	1,030.50	1,016.48	8.85	8.79	1.73
Class I	1,000.00	1,000.00	1,036.10	1,021.98	3.28	3.26	0.64
Class K	1,000.00	1,000.00	1,034.60	1,020.52	4.77	4.74	0.93
Class R	1,000.00	1,000.00	1,033.60	1,018.50	6.82	6.77	1.33
Class R4	1,000.00	1,000.00	1,035.20	1,021.02	4.26	4.23	0.83
Class R5	1,000.00	1,000.00	1,035.80	1,021.78	3.49	3.47	0.68
Class W	1,000.00	1,000.00	1,034.90	1,019.76	5.54	5.50	1.08
Class Y	1,000.00	1,000.00	1,037.10	1,021.98	3.29	3.26	0.64
Class Z	1,000.00	1,000.00	1,036.10	1,021.02	4.26	4.23	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.8%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	13,089,000	12,434,550

Bombardier, Inc.(a)
Senior Notes
01/15/23	6.125%	8,395,000	8,248,088
Senior Unsecured
03/15/20	7.750%	1,862,000	2,059,838

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	6,248,000	6,724,410
03/15/21	7.125%	10,333,000	11,392,132

Oshkosh Corp.
03/01/17	8.250%	5,299,000	5,537,455
03/01/20	8.500%	9,029,000	9,909,327

TransDigm, Inc.
10/15/20	5.500%	982,000	972,180

Total			57,277,980

Automotive 2.8%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	4,704,000	4,833,360
03/15/21	6.250%	5,336,000	5,669,500

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	8,799,000	9,865,879

Collins & Aikman Products Co.(a)(b)(c)(d)
08/15/12	12.875%	6,910,000	691

General Motors Co. Senior Unsecured(a)
10/02/23	4.875%	12,050,000	12,200,625

Jaguar Land Rover Automotive PLC(a)
12/15/18	4.125%	5,263,000	5,302,472

Lear Corp. Escrow Bond(b)(d)(e)
12/01/16	8.750%	1,595,000	—

Lear Corp.
03/15/20	8.125%	6,255,000	6,833,587

Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	3,160,000	3,626,100
02/15/19	8.500%	5,924,000	6,738,550
05/15/21	4.750%	3,615,000	3,596,925

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	10,876,000	11,528,560

Titan International, Inc. Senior Secured(a)
10/01/20	6.875%	4,401,000	4,610,048

Visteon Corp.
04/15/19	6.750%	12,840,000	13,514,100

Total			88,320,397

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.2%
Ally Financial, Inc.
12/01/17	6.250%	2,075,000	2,303,250
01/27/19	3.500%	5,794,000	5,721,575
03/15/20	8.000%	33,907,000	40,434,097
09/15/20	7.500%	9,393,000	11,036,775

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	9,534,000	10,725,750

Total			70,221,447

Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	7,466,000	8,025,950

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(a)
03/15/20	5.625%	2,842,000	2,984,100

Total			11,010,050

Building Materials 1.5%
Allegion US Holding Co., Inc.(a)
10/01/21	5.750%	5,672,000	5,856,340

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	11,401,000	11,515,010

Building Materials Corp. of America(a) Senior Notes
05/01/21	6.750%	9,848,000	10,574,290
Senior Secured
02/15/20	7.000%	2,055,000	2,193,713

Gibraltar Industries, Inc.
02/01/21	6.250%	2,001,000	2,073,536

HD Supply, Inc. Secured
04/15/20	11.000%	5,000,000	5,937,500

Interface, Inc.
12/01/18	7.625%	2,385,000	2,557,912

Nortek, Inc.
04/15/21	8.500%	2,748,000	3,036,540

USG Corp.(a)
11/01/21	5.875%	2,364,000	2,511,750

Total			46,256,591

Chemicals 3.0%
Ashland, Inc.
08/15/22	4.750%	2,345,000	2,245,337

Axalta Coating Systems U.S. Holdings, Inc/Dutch Holding B BV(a)
05/01/21	7.375%	11,522,000	12,414,955

Celanese U.S. Holdings LLC
06/15/21	5.875%	5,293,000	5,637,045

Chemtura Corp.
07/15/21	5.750%	1,685,000	1,718,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntsman International LLC
11/15/20	4.875%	2,965,000	2,920,525
03/15/21	8.625%	2,297,000	2,589,867

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	5,150,000	5,935,375

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	12,116,000	12,964,120

NOVA Chemicals Corp. Senior Unsecured(a)
08/01/23	5.250%	6,774,000	6,943,350

PQ Corp. Secured(a)
05/01/18	8.750%	25,597,000	28,023,596

Polypore International, Inc.
11/15/17	7.500%	8,200,000	8,671,500

Rockwood Specialties Group, Inc.
10/15/20	4.625%	4,039,000	4,099,585

SPCM SA Senior Unsecured(a)
01/15/22	6.000%	1,461,000	1,545,008

Total			95,708,963

Construction Machinery 3.0%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	6,623,000	7,086,610

CNH Capital LLC
04/15/18	3.625%	7,432,000	7,515,610

Case New Holland, Inc.
12/01/17	7.875%	27,433,000	32,130,901

Columbus McKinnon Corp.
02/01/19	7.875%	2,139,000	2,310,120

H&E Equipment Services, Inc.
09/01/22	7.000%	3,641,000	3,950,485

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	7,912,000	8,307,600

United Rentals North America, Inc.
12/15/19	9.250%	12,468,000	13,730,385
05/15/20	7.375%	3,021,000	3,349,534
04/15/22	7.625%	9,120,000	10,260,000

Secured
07/15/18	5.750%	7,203,000	7,698,206

Total			96,339,451

Consumer Cyclical Services 1.8%
ADT Corp. (The) Senior Unsecured(a)
10/15/21	6.250%	6,050,000	6,255,397

APX Group, Inc. Senior Secured
12/01/19	6.375%	35,001,000	35,176,005

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corrections Corp. of America
05/01/23	4.625%	3,520,000	3,300,000

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	9,009,000	9,549,540

Goodman Networks, Inc.(a) Senior Secured
07/01/18	12.375%	4,263,000	4,497,465

Total			58,778,407

Consumer Products 1.3%
Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	2,326,000	2,509,173

Revlon Consumer Products Corp.
02/15/21	5.750%	9,744,000	9,646,560

Spectrum Brands, Inc.
03/15/20	6.750%	1,725,000	1,854,375
11/15/20	6.375%	5,926,000	6,296,375
11/15/22	6.625%	2,013,000	2,141,329

Springs Window Fashions LLC Senior Secured(a)
06/01/21	6.250%	10,079,000	10,179,790

Tempur Sealy International, Inc.
12/15/20	6.875%	7,131,000	7,799,531

Total			40,427,133

Diversified Manufacturing 0.8%
Actuant Corp.
06/15/22	5.625%	3,487,000	3,521,870

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	8,025,000	8,406,188

Gardner Denver, Inc. Senior Unsecured(a)
08/15/21	6.875%	14,248,000	14,283,620

Total			26,211,678

Electric 1.4%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	6,955,000	7,702,663

Calpine Corp.(a) Senior Secured
02/15/21	7.500%	7,683,000	8,393,677
01/15/22	6.000%	3,648,000	3,775,680

GenOn REMA LLC Pass-Through Certificates
07/02/17	9.237%	71,600	74,643

Ipalco Enterprises, Inc. Senior Secured(a)
04/01/16	7.250%	5,000,000	5,487,500

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.(a)
07/15/22	6.250%	18,151,000	18,241,755

Total			43,675,918

Entertainment 1.1%
Activision Blizzard, Inc.(a)
09/15/21	5.625%	23,000,000	23,805,000

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	4,434,000	4,422,915

Speedway Motorsports, Inc.
02/01/19	6.750%	5,976,000	6,334,560

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(d)
07/01/15	9.300%	56,546	56,546

Total			34,619,021

Environmental 0.1%
Clean Harbors, Inc.
08/01/20	5.250%	3,423,000	3,491,460

Food and Beverage 1.2%
ARAMARK Corp.(a)
03/15/20	5.750%	10,707,000	11,108,512

B&G Foods, Inc.
06/01/21	4.625%	10,261,000	9,940,344

Constellation Brands, Inc. Senior Unsecured
05/01/21	3.750%	4,039,000	3,862,294

Darling International, Inc.(a)
01/15/22	5.375%	9,528,000	9,599,460

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	5,036,000	4,784,200

Total			39,294,810

Gaming 3.8%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	8,409,000	7,946,505
02/15/20	9.000%	9,526,000	9,240,220

MCE Finance Ltd.(a)
02/15/21	5.000%	14,099,000	13,605,535

MGM Resorts International
10/01/20	6.750%	5,423,000	5,843,282
12/15/21	6.625%	12,546,000	13,361,490

PNK Finance Corp.(a)
08/01/21	6.375%	11,870,000	12,166,750

Penn National Gaming, Inc. Senior Unsecured(a)
11/01/21	5.875%	4,117,000	3,983,198

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Seminole Tribe of Florida, Inc.(a) Senior Secured
10/01/20	6.535%	9,815,000	10,845,575
Senior Unsecured
10/01/20	7.804%	3,580,000	3,809,192

Seneca Gaming Corp.(a)
12/01/18	8.250%	5,574,000	5,992,050

Studio City Finance Ltd.(a)
12/01/20	8.500%	20,001,000	22,501,125

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	7,772,000	7,519,410

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,481,000	4,809,577

Total			121,623,909

Gas Pipelines 5.8%
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	1,325,000	1,404,500
05/15/23	4.875%	15,209,000	14,904,820

Crestwood Midstream Partners LP/Corp.(a)
03/01/22	6.125%	3,521,000	3,591,420
El Paso LLC
Senior Secured
06/01/18	7.250%	3,378,000	3,855,630
09/15/20	6.500%	18,795,000	20,141,202
01/15/32	7.750%	21,647,000	22,332,192

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	28,548,000	30,546,360

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	4,842,000	5,168,835
02/15/23	5.500%	12,671,000	12,734,355
07/15/23	4.500%	16,983,000	16,006,478

Regency Energy Partners LP/Finance Corp.
09/01/20	5.750%	5,453,000	5,643,855
07/15/21	6.500%	9,083,000	9,650,688
04/15/23	5.500%	3,168,000	3,088,800
11/01/23	4.500%	6,105,000	5,563,181

Sabine Pass Liquefaction LLC(a) Senior Secured
02/01/21	5.625%	7,202,000	7,183,995
03/15/22	6.250%	5,496,000	5,496,000

Sonat, Inc. Senior Secured
02/01/18	7.000%	675,000	740,200

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	12,990,000	13,022,475

Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	3,600,000	3,609,000

Total			184,683,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 6.2%
Amsurg Corp.
11/30/20	5.625%	3,024,000	3,144,960

Biomet, Inc.
08/01/20	6.500%	14,442,000	15,398,782
10/01/20	6.500%	4,700,000	4,876,250

CHS/Community Health Systems, Inc.(a)
02/01/22	6.875%	12,662,000	12,978,550
Senior Secured
08/01/21	5.125%	2,318,000	2,332,488

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	7,558,000	7,765,845

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	10,197,000	11,344,162

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	13,042,000	13,351,747

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	1,808,000	1,921,000
01/31/22	5.875%	5,572,000	5,920,250

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	746,000	840,183

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	13,964,000	14,871,660

HCA, Inc.
02/15/22	7.500%	10,000,000	11,287,500
05/01/23	5.875%	5,530,000	5,633,688
Senior Secured
02/15/20	6.500%	13,055,000	14,393,137
05/01/23	4.750%	5,463,000	5,346,911

Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(a)
09/01/18	7.375%	973,000	1,007,055

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	4,191,000	4,442,460

LifePoint Hospitals, Inc.(a)
12/01/21	5.500%	6,568,000	6,682,940

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	7,066,000	7,922,753

STHI Holding Corp. Secured(a)
03/15/18	8.000%	2,184,000	2,325,960

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	16,105,000	15,964,081
04/01/21	4.500%	3,272,000	3,169,750
Senior Unsecured
04/01/22	8.125%	19,188,000	20,938,905

Tenet Healthcare Corp.(a) Senior Secured
10/01/20	6.000%	2,851,000	3,007,805

Total			196,868,822

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.9%
Brookfield Residential Properties, Inc. /U.S. Corp.(a)
07/01/22	6.125%	2,972,000	2,986,860

Meritage Homes Corp.
03/01/18	4.500%	5,044,000	5,069,220
04/15/20	7.150%	3,019,000	3,298,258
04/01/22	7.000%	3,538,000	3,785,660

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	3,593,000	3,952,300

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	4,091,000	4,479,645
04/15/20	7.750%	1,323,000	1,448,685

Woodside Homes Co. LLC/Finance, Inc. Senior Unsecured(a)
12/15/21	6.750%	3,404,000	3,404,000

Total			28,424,628

Independent Energy 10.7%
Antero Resources Finance Corp.(a)
11/01/21	5.375%	4,699,000	4,734,243

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	5,312,000	5,736,960

Chesapeake Energy Corp.
08/15/20	6.625%	18,556,000	20,736,330
02/15/21	6.125%	19,295,000	20,790,362
03/15/23	5.750%	7,122,000	7,415,783

Cimarex Energy Co.
05/01/22	5.875%	7,654,000	8,170,645

Comstock Resources, Inc.
06/15/20	9.500%	10,291,000	11,628,830

Concho Resources, Inc.
01/15/21	7.000%	6,799,000	7,444,905
01/15/22	6.500%	970,000	1,045,175
10/01/22	5.500%	6,032,000	6,152,640
04/01/23	5.500%	14,067,000	14,207,670

Continental Resources, Inc.
04/01/21	7.125%	4,004,000	4,524,520

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	5,713,000	6,312,865
Senior Secured
05/01/19	6.875%	7,134,000	7,677,968

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	6,633,000	7,627,950

Kodiak Oil & Gas Corp.
12/01/19	8.125%	10,119,000	11,206,793
01/15/21	5.500%	13,559,000	13,491,205
02/01/22	5.500%	15,511,000	15,317,112

Laredo Petroleum, Inc.
02/15/19	9.500%	11,671,000	12,998,576
05/01/22	7.375%	8,068,000	8,814,290

Laredo Petroleum, Inc.(a)
01/15/22	5.625%	11,179,000	11,179,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEG Energy Corp.(a)
03/31/24	7.000%	6,522,000	6,636,135

Oasis Petroleum, Inc.
02/01/19	7.250%	7,209,000	7,713,630
11/01/21	6.500%	10,737,000	11,434,905
01/15/23	6.875%	13,244,000	14,171,080

Oasis Petroleum, Inc.(a)
03/15/22	6.875%	6,064,000	6,427,840

Plains Exploration & Production Co.
11/15/20	6.500%	16,530,000	18,121,012
02/15/23	6.875%	4,859,000	5,369,195

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	20,593,000	22,188,957
10/01/22	5.375%	10,958,000	10,547,075

Range Resources Corp.
06/01/21	5.750%	7,170,000	7,600,200

SM Energy Co. Senior Unsecured
11/15/21	6.500%	2,842,000	3,026,730
01/01/23	6.500%	2,889,000	3,004,560

SM Energy Co.(a) Senior Unsecured
01/15/24	5.000%	8,363,000	7,861,220

Whiting Petroleum Corp.
10/01/18	6.500%	340,000	359,975
03/15/21	5.750%	8,654,000	9,086,700

Total			340,763,036

Lodging 1.0%
Choice Hotels International, Inc.
07/01/22	5.750%	2,686,000	2,793,440

Hilton Worldwide Finance/Corp.(a)
10/15/21	5.625%	15,804,000	16,357,140

Playa Resorts Holding BV Senior Unsecured(a)
08/15/20	8.000%	12,252,000	13,246,336

Total			32,396,916

Media Cable 3.2%
CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	13,729,000	14,878,804

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	6,760,000	6,912,100

DISH DBS Corp.
09/01/19	7.875%	8,675,000	9,900,344
06/01/21	6.750%	14,466,000	15,442,455
07/15/22	5.875%	14,663,000	14,681,329

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	6,727,000	6,542,007

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quebecor Media, Inc.(a)(b)(d)
01/15/49	9.750%	1,885,000	75,777

Time Warner Entertainment Co. LP
03/15/23	8.375%	22,527,000	26,946,256

Videotron Ltd.
07/15/22	5.000%	2,947,000	2,888,060

Virgin Media Secured Finance PLC Senior Secured(a)
04/15/21	5.375%	2,226,000	2,220,435

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	196,000	206,780

Total			100,694,347

Media Non-Cable 6.4%
AMC Networks, Inc.
07/15/21	7.750%	17,616,000	19,818,000
12/15/22	4.750%	9,413,000	9,177,675

CBS Outdoor Americas Capital LLC/Corp.(a)
02/15/22	5.250%	1,627,000	1,635,135
02/15/24	5.625%	1,627,000	1,639,203

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	8,464,000	8,654,440
11/15/22	6.500%	24,721,000	25,400,827

DigitalGlobe, Inc.(a)
02/01/21	5.250%	3,101,000	3,046,733

Gannett Co., Inc.(a)
10/15/19	5.125%	5,259,000	5,436,491

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	9,388,000	10,209,450

Intelsat Jackson Holdings SA
04/01/19	7.250%	5,390,000	5,794,250
10/15/20	7.250%	9,200,000	9,982,000

Intelsat Luxembourg SA(a)
06/01/21	7.750%	3,814,000	4,090,515

Lamar Media Corp.
05/01/23	5.000%	4,959,000	4,810,230

Lamar Media Corp.(a)
01/15/24	5.375%	3,100,000	3,138,750

MDC Partners, Inc.(a)
04/01/20	6.750%	12,851,000	13,557,805

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	3,540,000	3,902,850

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	9,346,000	9,579,650

Nielsen Finance LLC/Co.
10/01/20	4.500%	16,799,000	16,589,012

Starz LLC/Finance Corp.
09/15/19	5.000%	2,864,000	2,946,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a) Senior Secured
11/01/20	7.875%	12,209,000	13,414,639
09/15/22	6.750%	10,189,000	11,182,428
05/15/23	5.125%	21,541,000	21,433,295

Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	0.000%	753,352	19,662

Total			205,459,380

Metals 2.9%
Alpha Natural Resources, Inc.
06/01/19	6.000%	5,958,000	4,915,350
06/01/21	6.250%	3,845,000	3,143,288

ArcelorMittal Senior Unsecured
03/01/21	6.000%	16,016,000	16,736,720
02/25/22	6.750%	9,729,000	10,507,688

Arch Coal, Inc. Secured(a)
01/15/19	8.000%	10,605,000	10,578,488

CONSOL Energy, Inc.
03/01/21	6.375%	455,000	473,200

Calcipar SA Senior Secured(a)
05/01/18	6.875%	8,836,000	9,366,160

Compass Minerals International, Inc.
06/01/19	8.000%	1,300,000	1,373,125

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	7,274,000	8,074,140

FQM Akubra, Inc.(a)
06/01/20	8.750%	11,707,000	13,316,712

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	2,166,000	2,241,810

Peabody Energy Corp.
11/15/18	6.000%	11,025,000	11,741,625

Total			92,468,306

Non-Captive Consumer 0.7%
Provident Funding Associates LP/PFG Finance Corp.(a)
06/15/21	6.750%	10,650,000	10,516,875

Springleaf Finance Corp.
12/15/17	6.900%	2,956,000	3,207,260
10/01/21	7.750%	5,231,000	5,662,558
10/01/23	8.250%	3,579,000	3,901,110

Total			23,287,803

Non-Captive Diversified 3.1%
AerCap Aviation Solutions BV
05/30/17	6.375%	6,254,000	6,816,860

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	6,392,000	6,567,780

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	9,926,000	10,571,190
05/15/20	5.375%	6,714,000	7,108,448

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	7,375,000	8,241,562
Senior Unsecured
02/15/19	5.500%	16,130,000	17,178,450

International Lease Finance Corp. Senior Unsecured
04/01/19	5.875%	7,771,000	8,353,825
12/15/20	8.250%	19,622,000	23,115,148
04/15/21	4.625%	4,980,000	4,768,350
01/15/22	8.625%	4,638,000	5,507,625

Total			98,229,238

Oil Field Services 1.6%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	24,462,000	26,052,030

Oil States International, Inc.
06/01/19	6.500%	5,980,000	6,323,850
01/15/23	5.125%	5,283,000	5,916,960

Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	11,271,000	11,242,822

Total			49,535,662

Other Financial Institutions 0.5%
FTI Consulting, Inc.
11/15/22	6.000%	2,378,000	2,413,670

Icahn Enterprises LP/Finance Corp.(a)
08/01/20	6.000%	4,506,000	4,669,342
02/01/22	5.875%	7,847,000	7,778,339

Total			14,861,351

Other Industry 0.4%
Interline Brands, Inc.
11/15/18	7.500%	8,644,000	9,151,835

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	4,088,000	4,282,180

Total			13,434,015

Packaging 1.2%
Plastipak Holdings, Inc. Senior Unsecured(a)
10/01/21	6.500%	12,555,000	12,868,875

Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	4,418,000	4,517,405

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	9,929,000	10,921,900
02/15/21	6.875%	5,000,000	5,368,750

Sealed Air Corp.(a)
12/01/20	6.500%	2,199,000	2,369,423
09/15/21	8.375%	2,581,000	2,948,792

Total			38,995,145

Paper 0.1%
Graphic Packaging International, Inc.
04/15/21	4.750%	3,944,000	3,884,840

Pharmaceuticals 1.6%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	2,866,000	2,941,950

Forest Laboratories, Inc. Senior Unsecured(a)
02/01/19	4.375%	4,326,000	4,342,223

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	1,987,000	2,230,408

Valeant Pharmaceuticals International, Inc.(a)
08/15/18	6.750%	7,389,000	8,100,191
07/15/21	7.500%	10,556,000	11,756,745
12/01/21	5.625%	6,057,000	6,276,566

Valeant Pharmaceuticals International(a)
10/15/20	6.375%	15,875,000	16,946,562

Total			52,594,645

Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(c)
12/01/37	8.300%	180,000	90
12/01/97	8.450%	4,600,000	2,300

Lumbermens Mutual Casualty Co.(c) Subordinated Notes
07/01/26	9.150%	9,865,000	4,933

Total			7,323

REITs 0.3%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	6,803,000	7,024,098

DuPont Fabros Technology LP
09/15/21	5.875%	3,532,000	3,664,450

Total			10,688,548

Retailers 0.7%
AutoNation, Inc.
02/01/20	5.500%	423,000	452,610

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
05/01/20	7.000%	2,000,000	2,250,000
04/01/21	6.625%	3,530,000	3,852,113
02/15/22	5.625%	6,468,000	6,565,020

Rite Aid Corp. Senior Secured
08/15/20	8.000%	7,033,000	7,894,542

Total			21,014,285

Technology 5.3%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	8,453,000	8,812,252
04/01/20	6.375%	4,734,000	4,982,535

Anixter, Inc.
05/01/19	5.625%	1,739,000	1,817,255

Audatex North America, Inc.(a)
06/15/21	6.000%	3,421,000	3,566,393
11/01/23	6.125%	3,420,000	3,539,700

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	5,399,000	5,790,427

CDW LLC/Finance Corp.
04/01/19	8.500%	3,892,000	4,281,200
Senior Secured
12/15/18	8.000%	11,663,000	12,654,355

Cardtronics, Inc.
09/01/18	8.250%	4,169,000	4,471,253

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	3,467,000	3,484,335
07/15/21	7.000%	2,535,000	2,775,825
04/01/23	5.375%	12,540,000	12,289,200

First Data Corp.(a) Secured
01/15/21	8.250%	23,486,000	24,895,160
Senior Secured
06/15/19	7.375%	8,846,000	9,443,105
08/15/20	8.875%	4,800,000	5,280,000

Freescale Semiconductor, Inc. Senior Secured(a)
01/15/22	6.000%	1,486,000	1,545,440

Interactive Data Corp.
08/01/18	10.250%	9,650,000	10,615,000

NCR Corp.
07/15/22	5.000%	4,000,000	3,900,000

NCR Corp.(a) Senior Unsecured
12/15/21	5.875%	2,100,000	2,168,250
12/15/23	6.375%	7,303,000	7,540,347

NXP BV/Funding LLC(a)
06/01/18	3.750%	11,934,000	11,934,000

Nuance Communications, Inc.(a)
08/15/20	5.375%	17,834,000	17,477,320

VeriSign, Inc.
05/01/23	4.625%	5,812,000	5,564,990

Total			168,828,342

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Textile —%
Quiksilver Inc./QS Wholesale Inc. Senior Secured(a)
08/01/18	7.875%	1,137,000	1,233,645

Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	6,171,000	7,142,933

Hertz Corp. (The)
10/15/20	5.875%	4,650,000	4,812,750
01/15/21	7.375%	794,000	863,475
10/15/22	6.250%	3,366,000	3,466,980

LBC Tank Terminals Holding Netherlands BV(a)
05/15/23	6.875%	8,373,000	8,624,190

Total			24,910,328

Wireless 6.6%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	18,763,000	18,598,824

MetroPCS Wireless, Inc.(a)
04/01/23	6.625%	9,185,000	9,506,475

NII International Telecom SCA(a)
08/15/19	11.375%	10,701,000	8,881,830

SBA Communications Corp. Senior Unsecured
10/01/19	5.625%	2,044,000	2,107,875

SBA Telecommunications, Inc.
07/15/20	5.750%	14,275,000	14,846,000

Softbank Corp.(a)
04/15/20	4.500%	6,330,000	6,227,138

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	2,363,000	2,546,133
11/15/22	6.000%	9,541,000	9,374,032

Sprint Communications, Inc.(a)
11/15/18	9.000%	23,916,000	28,878,570
03/01/20	7.000%	14,361,000	16,192,027

Sprint Corp.(a)
09/15/21	7.250%	6,936,000	7,473,540
09/15/23	7.875%	13,897,000	14,835,047
06/15/24	7.125%	3,287,000	3,303,435

T-Mobile USA, Inc.
04/28/20	6.542%	2,804,000	2,968,735
04/28/21	6.633%	6,512,000	6,853,880
01/15/22	6.125%	5,853,000	5,984,693
04/28/22	6.731%	15,565,000	16,343,250
04/28/23	6.836%	3,459,000	3,610,331
01/15/24	6.500%	5,853,000	5,977,376

Wind Acquisition Finance SA(a) Senior Secured
02/15/18	7.250%	7,509,000	7,884,450
04/30/20	6.500%	15,962,000	17,398,580

Total			209,792,221

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 5.1%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	5,959,000	6,018,590
06/15/21	6.450%	32,592,000	33,936,420
12/01/23	6.750%	7,089,000	7,177,612

EarthLink Holdings Corp. Senior Secured
06/01/20	7.375%	6,251,000	6,376,020

Frontier Communications Corp. Senior Unsecured
10/01/18	8.125%	7,000,000	7,962,500
03/15/19	7.125%	4,055,000	4,399,675
07/01/21	9.250%	13,663,000	15,644,135
04/15/22	8.750%	2,346,000	2,560,073

Level 3 Financing, Inc.
04/01/19	9.375%	15,814,000	17,632,610
07/01/19	8.125%	2,904,000	3,187,140
06/01/20	7.000%	5,681,000	6,050,265
07/15/20	8.625%	8,850,000	9,889,875

Level 3 Financing, Inc.(a)
01/15/21	6.125%	4,739,000	4,845,628

Level 3 Financing, Inc.(a)(f)
01/15/18	3.846%	2,394,000	2,429,910

Telecom Italia Capital SA
06/18/19	7.175%	10,101,000	11,414,130

Windstream Corp.
10/15/20	7.750%	9,094,000	9,639,640
06/01/22	7.500%	8,195,000	8,338,412

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	5,870,000	6,486,350

Total			163,988,985

Total Corporate Bonds & Notes
(Cost: $2,818,518,281)			2,910,303,012

Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d)
06/12/15	4.750%	3,896,787	389

Total Convertible Bonds
(Cost: $—)			389

Senior Loans 4.6%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
BHM Technologies LLC Term Loan(b)(c)(d)(f)(g)
11/26/13	0.000%	1,237,123	3,340

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Building Materials —%
Ply Gem Industries, Inc. Term Loan(f)(g)(h)
02/01/21	4.000%	932,000	933,557

Chemicals 0.2%
PQ Corp. Term Loan(f)(g)
08/07/17	4.500%	6,319,490	6,368,024

Construction Machinery 0.4%
CPM Acquisition Corp.(f)(g)
1st Lien Term Loan
08/29/17	6.250%	7,728,175	7,786,136
2nd Lien Term Loan
03/01/18	10.250%	5,020,000	5,070,200

Total			12,856,336

Consumer Cyclical Services 0.3%
New Breed, Inc. Term Loan(f)(g)
10/01/19	6.000%	8,875,628	8,875,628

Diversified Manufacturing 0.1%
Gardner Denver, Inc. Term Loan(f)(g)(h)
07/30/20	4.250%	4,591,812	4,584,327

Food and Beverage 0.2%
New HB Acquisition LLC Tranche B Term Loan(f)(g)
04/09/20	6.750%	4,721,000	4,898,038

Health Care 0.6%
Community Health Systems, Inc. Tranche D Term Loan(f)(g)(h)
01/27/21	4.250%	3,123,000	3,155,417

U.S. Renal Care, Inc.(f)(g) Tranche B2 1st Lien Term Loan
07/03/19	4.250%	2,869,807	2,891,331

Tranche B2 2nd Lien Term Loan
07/03/20	8.500%	2,669,000	2,729,052

United Surgical Partners International, Inc. Tranche B Term Loan(f)(g)
04/03/19	4.750%	11,601,999	11,663,606

Total			20,439,406

Lodging 0.4%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(f)(g)
12/28/20	6.250%	2,112,000	2,159,520

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hilton Worldwide Financial LLC Term Loan(f)(g)
10/26/20	3.750%	6,295,263	6,331,587

Playa Resorts Holding Term Loan(f)(g)
08/09/19	4.750%	3,023,423	3,044,224

Total			11,535,331

Media Cable —%
TWCC Holding Corp. 2nd Lien Term Loan(f)(g)
06/26/20	7.000%	988,000	995,410

Metals 0.4%
Arch Coal, Inc.(f)(g) Term Loan
05/16/18	6.250%	8,497,482	8,408,258

Arch Coal, Inc.(f)(g)(h) Term Loan
05/16/18	6.250%	3,205,882	3,172,220

Total			11,580,478

Oil Field Services 0.1%
Offshore Group Investment Ltd. 2nd Lien Term Loan(f)(g)
03/28/19	5.750%	2,396,888	2,431,834

Packaging 0.3%
Ardagh Holdings USA, Inc. Tranche B Term Loan(f)(g)(h)
12/17/19	4.000%	3,070,000	3,077,675

Exopack Holdings S.A. Term Loan(f)(g)
05/08/19	5.250%	5,717,000	5,793,208

Total			8,870,883

Property & Casualty 0.5%
Lonestar Intermediate Super Holdings LLC Term Loan(f)(g)
09/02/19	11.000%	15,855,000	16,172,100

Retailers 0.6%
Neiman Marcus Group, Inc. (The) Term Loan(f)(g)
10/25/20	5.000%	14,236,320	14,393,204

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(f)(g)
08/21/20	5.750%	5,972,000	6,095,919

Total			20,489,123

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.4%
Applied Systems, Inc. 1st Lien Term Loan(f)(g)
01/25/21	4.250%	937,000	945,789

Triple Point Group Holdings, Inc. 1st Lien Term Loan(f)(g)
07/10/20	5.250%	14,033,827	12,840,952

Total			13,786,741

Wirelines 0.1%
Integra Telecom Holdings, Inc. Tranche B Term Loan(f)(g)
02/22/19	5.250%	3,000,328	3,035,341

Total Senior Loans
(Cost: $149,617,866)			147,855,897

Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%

Lear Corp.	1,083	78,333

Media —%

Haights Cross Communications, Inc.(b)(d)(e)	275,078	—

Loral Space & Communications, Inc.(i)	101	7,510

Ziff Davis Holdings, Inc.(b)(d)(i)	6,107	61

Total		7,571

Total Consumer Discretionary		85,904

Financials —%
Diversified Financial Services —%

Adelphia Recovery Trust(b)(d)(i)	1,410,902	14,109

Total Financials		14,109

Industrials —%
Airlines —%

Delta Air Lines, Inc.	1,342	41,079

Building Products —%

BHM Technologies LLC(b)(d)	115,119	1,151

Total Industrials		42,230

Common Stocks (continued)
Issuer		Shares	Value ($)
Materials —%
Metals & Mining —%

Neenah Enterprises, Inc.(b)(d)(i)		162,528	731,376

Total Materials			731,376

Utilities —%
Independent Power Producers & Energy Traders —%

Calpine Corp. Escrow(b)(d)(e)		23,187,000	—

Total Common Stocks
(Cost: $4,795,251)			873,619

Preferred Stocks —%
Industrials —%
Industrial Conglomerates —%

BHM Technologies LLC(b)(d)(i)		1,378	14

Total Preferred Stocks
(Cost: $74)			14

Warrants —%
Consumer Discretionary —%
Auto Components —%

Lear Corp.(i)		121	17,629

Media —%

ION Media Networks, Inc.(b)(d)(i)
12/18/16	0.000%	221	2
12/18/16	0.000%	223	2

Total			4

Total			17,633

Total Warrants			17,633
(Cost: $1,137,893)

Money Market Funds 2.9%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.077%(j)(k)		92,086,303	92,086,303

Total Money Market Funds
(Cost: $92,086,303)			92,086,303

Total Investments
(Cost: $3,066,155,668)			3,151,136,867

Other Assets & Liabilities, Net			40,605,134

Net Assets			3,191,742,001

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, cash totaling $777,325 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(527)	USD	(66,270,250)	03/2014	1,528	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $1,097,923,638 or 34.40% of net assets.

(b)	Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at January 31, 2014 was $903,120, representing 0.03% of net assets. Information concerning such security holdings at January 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Adelphia Recovery Trust	05/17/02 – 06/07/02	278,750

At Home Corp. Subordinated Notes 06/12/15 4.750%	07/26/05	—

BHM Technologies LLC	07/21/06	6,216

Common Stock

BHM Technologies LLC	07/21/06	74

Preferred Stock

BHM Technologies LLC Term Loan 11/26/13 0.000%	07/21/06 – 03/31/10	2,899,551

Calpine Corp. Escrow	09/29/11	—

Collins & Aikman Products Co. 08/15/12 12.875%	08/12/04 – 04/12/05	5,854,200

Haights Cross Communications, Inc.	1/15/04 – 02/03/06	3,131,160

ION Media Networks, Inc. 12/18/16 0.000%	12/19/05 – 4/14/09	1,137,893

ION Media Networks, Inc. 12/18/16 0.000%	03/12/11	—

Lear Corp. Escrow Bond 12/01/16 8.750%	11/20/06 – 07/24/08	—

Neenah Enterprises, Inc.	08/02/10	1,376,616

Quebecor Media, Inc. 01/15/49 9.750%	01/17/07	21,700

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 07/01/15 9.300%	11/27/00 – 04/20/01	53,319

Ziff Davis Holdings, Inc.	07/01/08	61

Common Stock

Ziff Davis Media, Inc. 12/15/11 0.000%	07/01/08 – 04/15/11	551,540

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2014, the value of these securities amounted to $31,405, which represents less than 0.01% of net assets.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2014, the value of these securities amounted to $903,120, which represents 0.03% of net assets.

(e)	Negligible market value.

(f)	Variable rate security.

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of January 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	Non-income producing.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	146,606,104	468,999,896	(523,519,697)	92,086,303	56,371	92,086,303

(k)	The rate shown is the seven-day current annualized yield at January 31, 2014.

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Automotive	—	88,319,706	691	88,320,397

Electric	—	43,601,275	74,643	43,675,918

Entertainment	—	34,562,475	56,546	34,619,021

Media Cable	—	100,618,570	75,777	100,694,347

Media Non-Cable	—	205,439,718	19,662	205,459,380

All other industries	—	2,437,533,949	—	2,437,533,949

Convertible Bonds

Wirelines	—	—	389	389

Total Bonds	—	2,910,075,693	227,708	2,910,303,401

Equity Securities

Common Stocks

Consumer Discretionary	85,843	—	61	85,904

Financials	—	—	14,109	14,109

Industrials	41,079	—	1,151	42,230

Materials	—	—	731,376	731,376

Preferred Stocks

Industrials	—	—	14	14

Warrants

Consumer Discretionary	17,629	—	4	17,633

Total Equity Securities	144,551	—	746,715	891,266

Other

Senior Loans

Automotive	—	—	3,340	3,340

Construction Machinery	—	7,786,136	5,070,200	12,856,336

Food and Beverage	—	—	4,898,038	4,898,038

Lodging	—	9,375,811	2,159,520	11,535,331

All other industries	—	118,562,852	—	118,562,852

Total Other	—	135,724,799	12,131,098	147,855,897

Mutual Funds

Money Market Funds	92,086,303	—	—	92,086,303

Total Mutual Funds	92,086,303	—	—	92,086,303

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	92,230,854	3,045,800,492	13,105,521	3,151,136,867
Derivatives

Assets

Futures Contracts	1,528	—	—	1,528

Total	92,232,382	3,045,800,492	13,105,521	3,151,138,395

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain senior loans as well as common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Certain corporate bonds and senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Income Opportunities Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,974,069,365)	$3,059,050,564

Affiliated issuers (identified cost $92,086,303)	92,086,303

Total investments (identified cost $3,066,155,668)	3,151,136,867

Cash	133,262

Margin deposits	777,325

Receivable for:

Investments sold	18,593,668

Capital shares sold	13,367,421

Dividends	8,826

Interest	51,131,751

Reclaims	16,327

Expense reimbursement due from Investment Manager	3,374

Prepaid expenses	6,858

Trustees’ deferred compensation plan	47,202

Total assets	3,235,222,881

Liabilities

Payable for:

Investments purchased	7,287,796

Investments purchased on a delayed delivery basis	14,847,446

Capital shares purchased	6,657,724

Dividend distributions to shareholders	13,519,479

Variation margin	156,450

Investment management fees	48,205

Distribution and/or service fees	14,014

Transfer agent fees	572,723

Administration fees	5,392

Plan administration fees	5

Compensation of board members	165,962

Other expenses	158,482

Trustees’ deferred compensation plan	47,202

Total liabilities	43,480,880

Net assets applicable to outstanding capital stock	$3,191,742,001

Represented by

Paid-in capital	$3,135,107,791

Undistributed net investment income	690,875

Accumulated net realized loss	(29,039,392)

Unrealized appreciation (depreciation) on:

Investments	84,981,199

Futures contracts	1,528

Total — representing net assets applicable to outstanding capital stock	$3,191,742,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Income Opportunities Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$1,479,607,386

Shares outstanding	147,352,132

Net asset value per share	$10.04

Maximum offering price per share(a)	$10.54

Class B

Net assets	$14,124,984

Shares outstanding	1,407,415

Net asset value per share	$10.04

Class C

Net assets	$124,769,212

Shares outstanding	12,436,099

Net asset value per share	$10.03

Class I

Net assets	$666,057,810

Shares outstanding	66,247,194

Net asset value per share	$10.05

Class K

Net assets	$678,938

Shares outstanding	67,400

Net asset value per share	$10.07

Class R

Net assets	$994,782

Shares outstanding	99,021

Net asset value per share	$10.05

Class R4

Net assets	$1,903,012

Shares outstanding	188,903

Net asset value per share	$10.07

Class R5

Net assets	$12,290,149

Shares outstanding	1,220,136

Net asset value per share	$10.07

Class W

Net assets	$12,484,938

Shares outstanding	1,243,528

Net asset value per share	$10.04

Class Y

Net assets	$12,150,507

Shares outstanding	1,208,082

Net asset value per share	$10.06

Class Z

Net assets	$866,680,283

Shares outstanding	86,097,884

Net asset value per share	$10.07

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Income Opportunities Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$1,678
Dividends — affiliated issuers	56,371
Interest	97,612,354
Foreign taxes withheld	(32,653)

Total income	97,637,750

Expenses:
Investment management fees	8,949,661
Distribution and/or service fees
Class A	1,905,444
Class B	79,463
Class C	637,540
Class R	2,533
Class W	13,486
Transfer agent fees
Class A	1,845,597
Class B	19,242
Class C	154,258
Class K	137
Class R	1,228
Class R4	1,246
Class R5	1,414
Class W	13,090
Class Z	1,091,085
Administration fees	999,821
Plan administration fees
Class K	830
Compensation of board members	45,131
Custodian fees	30,025
Printing and postage fees	180,659
Registration fees	129,976
Professional fees	32,660
Other	23,366

Total expenses	16,157,892
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(681,372)
Fees waived by Distributor — Class C	(63,518)

Total net expenses	15,413,002

Net investment income	82,224,748

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	12,742,504
Futures contracts	2,642,682

Net realized gain	15,385,186
Net change in unrealized appreciation (depreciation) on:
Investments	16,528,342
Futures contracts	(3,030,824)

Net change in unrealized appreciation (depreciation)	13,497,518

Net realized and unrealized gain	28,882,704

Net increase in net assets resulting from operations	$111,107,452

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Income Opportunities Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)
Operations

Net investment income	$82,224,748	$150,585,228

Net realized gain	15,385,186	67,477,949

Net change in unrealized appreciation (depreciation)	13,497,518	(28,134,720)

Net increase in net assets resulting from operations	111,107,452	189,928,457

Distributions to shareholders

Net investment income

Class A	(38,324,123)	(61,373,886)

Class B	(339,751)	(997,307)

Class C	(2,793,147)	(6,051,744)

Class I	(17,612,695)	(21,239,171)

Class K	(17,188)	(28,788)

Class R	(24,249)	(47,801)

Class R4	(27,713)	(2,481)

Class R5	(147,898)	(63,452)

Class W	(270,959)	(573,698)

Class Y	(329,274)	(708,936)

Class Z	(23,755,687)	(59,402,623)

Total distributions to shareholders	(83,642,684)	(150,489,887)

Increase (decrease) in net assets from capital stock activity	(41,280,736)	672,671,832

Total increase (decrease) in net assets	(13,815,968)	712,110,402

Net assets at beginning of period	3,205,557,969	2,493,447,567

Net assets at end of period	$3,191,742,001	$3,205,557,969

Undistributed net investment income	$690,875	$2,108,811

(a)	Class R4 shares and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	15,232,638	151,657,002	84,773,900	851,319,662

Distributions reinvested	3,591,265	35,803,428	5,595,922	56,021,908

Redemptions	(23,691,058)	(236,453,907)	(30,977,773)	(310,372,977)

Net increase (decrease)	(4,867,155)	(48,993,477)	59,392,049	596,968,593

Class B shares

Subscriptions	28,660	285,914	125,796	1,255,816

Distributions reinvested	28,136	280,304	79,227	791,361

Redemptions(b)	(426,524)	(4,244,211)	(1,044,863)	(10,444,651)

Net decrease	(369,728)	(3,677,993)	(839,840)	(8,397,474)

Class C shares

Subscriptions	855,590	8,503,606	2,379,846	23,818,665

Distributions reinvested	244,382	2,434,397	507,968	5,075,108

Redemptions	(1,607,510)	(15,975,886)	(3,522,336)	(35,242,906)

Net decrease	(507,538)	(5,037,883)	(634,522)	(6,349,133)

Class I shares

Subscriptions	13,157,934	130,306,258	36,333,328	366,565,278

Distributions reinvested	1,763,875	17,612,430	2,120,493	21,238,700

Redemptions	(5,711,725)	(56,453,151)	(9,267,340)	(92,293,160)

Net increase	9,210,084	91,465,537	29,186,481	295,510,818

Class K shares

Subscriptions	1,015	10,163	13,013	131,113

Distributions reinvested	1,711	17,119	2,855	28,650

Redemptions	(283)	(2,851)	(369)	(3,689)

Net increase	2,443	24,431	15,499	156,074

Class R shares

Subscriptions	13,181	130,929	40,860	410,569

Distributions reinvested	2,421	24,153	4,759	47,573

Redemptions	(11,237)	(111,803)	(55,610)	(559,982)

Net increase (decrease)	4,365	43,279	(9,991)	(101,840)

Class R4 shares

Subscriptions	171,865	1,726,089	22,925	236,310

Distributions reinvested	2,752	27,646	237	2,363

Redemptions	(7,339)	(73,852)	(1,537)	(15,388)

Net increase	167,278	1,679,883	21,625	223,285

Class R5 shares

Subscriptions	1,120,535	11,264,039	2,351,829	23,741,700

Distributions reinvested	12,231	122,809	5,855	59,072

Redemptions	(1,192,689)	(11,777,459)	(1,077,625)	(10,836,559)

Net increase (decrease)	(59,923)	(390,611)	1,280,059	12,964,213

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	400,254	4,000,935	1,480,860	14,616,894

Distributions reinvested	27,163	270,895	57,324	573,570

Redemptions	(168,756)	(1,683,420)	(556,701)	(5,587,978)

Net increase	258,661	2,588,410	981,483	9,602,486

Class Y shares

Subscriptions	44,363	442,550	113,445	1,136,678

Distributions reinvested	257	2,566	109	1,079

Redemptions	(25,000)	(247,150)	(271,406)	(2,738,269)

Net increase (decrease)	19,620	197,966	(157,852)	(1,600,512)

Class Z shares

Subscriptions	4,818,257	48,192,398	24,353,352	243,395,081

Distributions reinvested	639,835	6,396,027	1,423,365	14,267,363

Redemptions	(13,414,279)	(133,768,703)	(48,085,903)	(483,967,122)

Net decrease	(7,956,187)	(79,180,278)	(22,309,186)	(226,304,678)

Total net increase (decrease)	(4,098,080)	(41,280,736)	66,925,805	672,671,832

(a)	Class R4 shares and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2014

Columbia Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
Class A	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.96		$9.78		$9.76		$9.72	$9.00	$9.34

Income from investment operations:

Net investment income	0.25		0.50		0.56		0.62	0.73	0.75

Net realized and unrealized gain (loss)	0.08		0.18		0.21		0.51	0.73	(0.39)

Total from investment operations	0.33		0.68		0.77		1.13	1.46	0.36

Less distributions to shareholders:

Net investment income	(0.25)		(0.50)		(0.56)		(0.64)	(0.74)	(0.70)

Net realized gains	—		—		(0.19)		(0.45)	—	—

Total distributions to shareholders	(0.25)		(0.50)		(0.75)		(1.09)	(0.74)	(0.70)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$10.04		$9.96		$9.78		$9.76	$9.72	$9.00

Total return	3.38%		7.10%		8.51%		12.19%	16.76%	5.24%

Ratios to average net assets(b)

Total gross expenses	1.13	%(c)	1.11%		1.10%		1.07%	1.11%	1.19%

Total net expenses(d)	1.08	%(c)	1.08	%(e)	1.02	%(e)	1.07%	1.11%	1.19%

Net investment income	4.94	%(c)	4.98%		5.89%		6.41%	7.77%	9.15%

Supplemental data

Net assets, end of period (in thousands)	$1,479,607		$1,515,539		$907,546		$767,359	$498,803	$402,064

Portfolio turnover	29%		59%		55%		84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	25

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class B	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.95		$9.77		$9.76		$9.72	$9.00	$9.34

Income from investment operations:

Net investment income	0.21		0.43		0.49		0.55	0.66	0.68

Net realized and unrealized gain (loss)	0.09		0.18		0.20		0.51	0.73	(0.38)

Total from investment operations	0.30		0.61		0.69		1.06	1.39	0.30

Less distributions to shareholders:

Net investment income	(0.21)		(0.43)		(0.49)		(0.57)	(0.67)	(0.64)

Net realized gains	—		—		(0.19)		(0.45)	—	—

Total distributions to shareholders	(0.21)		(0.43)		(0.68)		(1.02)	(0.67)	(0.64)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$10.04		$9.95		$9.77		$9.76	$9.72	$9.00

Total return	3.10%		6.30%		7.59%		11.35%	15.88%	4.44%

Ratios to average net assets(b)

Total gross expenses	1.88	%(c)	1.84%		1.85%		1.81%	1.87%	1.96%

Total net expenses(d)	1.83	%(c)	1.82	%(e)	1.77	%(e)	1.81%	1.87%	1.96%

Net investment income	4.19	%(c)	4.30%		5.17%		5.61%	7.01%	8.29%

Supplemental data

Net assets, end of period (in thousands)	$14,125		$17,685		$25,570		$39,725	$29,051	$34,052

Portfolio turnover	29%		59%		55%		84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Semiannual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class C	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.95		$9.77		$9.76		$9.72	$9.00	$9.34

Income from investment operations:

Net investment income	0.22		0.44		0.51		0.55	0.65	0.68

Net realized and unrealized gain (loss)	0.08		0.18		0.20		0.51	0.74	(0.38)

Total from investment operations	0.30		0.62		0.71		1.06	1.39	0.30

Less distributions to shareholders:

Net investment income	(0.22)		(0.44)		(0.51)		(0.57)	(0.67)	(0.64)

Net realized gains	—		—		(0.19)		(0.45)	—	—

Total distributions to shareholders	(0.22)		(0.44)		(0.70)		(1.02)	(0.67)	(0.64)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$10.03		$9.95		$9.77		$9.76	$9.72	$9.00

Total return	3.05%		6.46%		7.83%		11.36%	15.89%	4.43%

Ratios to average net assets(b)

Total gross expenses	1.88	%(c)	1.85%		1.85%		1.81%	1.86%	1.91%

Total net expenses(d)	1.73	%(c)	1.67	%(e)	1.57	%(e)	1.81%	1.86%	1.91%

Net investment income	4.29	%(c)	4.44%		5.35%		5.63%	6.98%	8.36%

Supplemental data

Net assets, end of period (in thousands)	$124,769		$128,766		$132,634		$118,257	$60,482	$35,123

Portfolio turnover	29%		59%		55%		84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	27

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class I	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.97		$9.79	$9.77	$9.73	$9.01	$9.35

Income from investment operations:

Net investment income	0.27		0.55	0.60	0.66	0.77	0.78

Net realized and unrealized gain (loss)	0.08		0.18	0.21	0.51	0.73	(0.38)

Total from investment operations	0.35		0.73	0.81	1.17	1.50	0.40

Less distributions to shareholders:

Net investment income	(0.27)		(0.55)	(0.60)	(0.68)	(0.78)	(0.74)

Net realized gains	—		—	(0.19)	(0.45)	—	—

Total distributions to shareholders	(0.27)		(0.55)	(0.79)	(1.13)	(0.78)	(0.74)

Proceeds from regulatory settlements	—		—	0.00 (a)	—	—	—

Net asset value, end of period	$10.05		$9.97	$9.79	$9.77	$9.73	$9.01

Total return	3.61%		7.56%	8.92%	12.59%	17.19%	5.70%

Ratios to average net assets(b)

Total gross expenses	0.64	%(c)	0.65%	0.65%	0.70%	0.72%	0.78%

Total net expenses(d)	0.64	%(c)	0.65%	0.65%	0.70%	0.72%	0.78%

Net investment income	5.39	%(c)	5.45%	6.25%	6.81%	8.16%	9.63%

Supplemental data

Net assets, end of period (in thousands)	$666,058		$568,577	$272,571	$209,065	$182,941	$158,288

Portfolio turnover	29%		59%	55%	84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Semiannual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class K	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.99		$9.81	$9.79	$9.75	$9.03	$9.37

Income from investment operations:

Net investment income	0.26		0.52	0.57	0.64	0.74	0.76

Net realized and unrealized gain (loss)	0.08		0.18	0.21	0.51	0.73	(0.37)

Total from investment operations	0.34		0.70	0.78	1.15	1.47	0.39

Less distributions to shareholders:

Net investment income	(0.26)		(0.52)	(0.57)	(0.66)	(0.75)	(0.73)

Net realized gains	—		—	(0.19)	(0.45)	—	—

Total distributions to shareholders	(0.26)		(0.52)	(0.76)	(1.11)	(0.75)	(0.73)

Proceeds from regulatory settlements	—		—	0.00 (a)	—	—	—

Net asset value, end of period	$10.07		$9.99	$9.81	$9.79	$9.75	$9.03

Total return	3.46%		7.23%	8.59%	12.28%	16.82%	5.61%

Ratios to average net assets(b)

Total gross expenses	0.93	%(c)	0.94%	0.94%	0.99%	1.03%	1.08%

Total net expenses(d)	0.93	%(c)	0.94%	0.94%	0.99%	1.03%	0.88%

Net investment income	5.09	%(c)	5.16%	5.98%	6.58%	7.84%	9.28%

Supplemental data

Net assets, end of period (in thousands)	$679		$649	$485	$359	$404	$253

Portfolio turnover	29%		59%	55%	84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	29

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R	(Unaudited)		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.96		$9.78		$9.76		$9.85

Income from investment operations:

Net investment income	0.24		0.48		0.52		0.49

Net realized and unrealized gain	0.09		0.18		0.23		0.37

Total from investment operations	0.33		0.66		0.75		0.86

Less distributions to shareholders:

Net investment income	(0.24)		(0.48)		(0.54)		(0.50)

Net realized gains	—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.24)		(0.48)		(0.73)		(0.95)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$10.05		$9.96		$9.78		$9.76

Total return	3.36%		6.83%		8.27%		9.21%

Ratios to average net assets(c)

Total gross expenses	1.38	%(d)	1.35%		1.37%		1.32	%(d)

Total net expenses(e)	1.33	%(d)	1.32	%(f)	1.29	%(f)	1.32	%(d)

Net investment income	4.70	%(d)	4.80%		5.49%		6.05	%(d)

Supplemental data

Net assets, end of period (in thousands)	$995		$943		$1,023		$4

Portfolio turnover	29%		59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Semiannual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended
Class R4	(Unaudited)		July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.99		$9.95

Income from investment operations:

Net investment income	0.26		0.38

Net realized and unrealized gain	0.09		0.04

Total from investment operations	0.35		0.42

Less distributions to shareholders:

Net investment income	(0.27)		(0.38)

Total distributions to shareholders	(0.27)		(0.38)

Net asset value, end of period	$10.07		$9.99

Total return	3.52%		4.25%

Ratios to average net assets(b)

Total gross expenses	0.89	%(c)	0.92	%(c)

Total net expenses(d)	0.83	%(c)	0.83	%(c)(e)

Net investment income	5.22	%(c)	5.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,903		$216

Portfolio turnover	29%		59%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	31

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended
Class R5	(Unaudited)		July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.99		$9.95

Income from investment operations:

Net investment income	0.27		0.38

Net realized and unrealized gain	0.08		0.05

Total from investment operations	0.35		0.43

Less distributions to shareholders:

Net investment income	(0.27)		(0.39)

Total distributions to shareholders	(0.27)		(0.39)

Net asset value, end of period	$10.07		$9.99

Total return	3.58%		4.34%

Ratios to average net assets(b)

Total gross expenses	0.68	%(c)	0.75	%(c)

Total net expenses(d)	0.68	%(c)	0.75	%(c)

Net investment income	5.16	%(c)	5.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$12,290		$12,784

Portfolio turnover	29%		59%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Semiannual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class W	(Unaudited)		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.95		$9.77		$9.76		$9.85

Income from investment operations:

Net investment income	0.25		0.50		0.55		0.52

Net realized and unrealized gain	0.09		0.18		0.21		0.36

Total from investment operations	0.34		0.68		0.76		0.88

Less distributions to shareholders:

Net investment income	(0.25)		(0.50)		(0.56)		(0.52)

Net realized gains	—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.25)		(0.50)		(0.75)		(0.97)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$10.04		$9.95		$9.77		$9.76

Total return	3.49%		7.10%		8.43%		9.45%

Ratios to average net assets(c)

Total gross expenses	1.13	%(d)	1.10%		1.11%		1.02	%(d)

Total net expenses(e)	1.08	%(d)	1.07	%(f)	1.04	%(f)	1.02	%(d)

Net investment income	4.94	%(d)	5.01%		5.78%		6.38	%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,485		$9,804		$33		$2

Portfolio turnover	29%		59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	33

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Y	(Unaudited)		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.97		$9.79	$9.78	$9.76

Income from investment operations

Net investment income	0.27		0.55	0.60	0.25

Net realized and unrealized gain	0.09		0.18	0.20	0.02

Total from investment operations	0.36		0.73	0.80	0.27

Less distributions to shareholders:

Net investment income	(0.27)		(0.55)	(0.60)	(0.25)

Net realized gains	—		—	(0.19)	—

Total distributions to shareholders	(0.27)		(0.55)	(0.79)	(0.25)

Proceeds from regulatory settlements	—		—	0.00 (b)	—

Net asset value, end of period	$10.06		$9.97	$9.79	$9.78

Total return	3.71%		7.56%	8.81%	2.81%

Ratios to average net assets(c)

Total gross expenses	0.64	%(d)	0.64%	0.65%	0.66	%(d)

Total net expenses(e)	0.64	%(d)	0.64%	0.65%	0.66	%(d)

Net investment income	5.38	%(d)	5.48%	6.26%	6.46	%(d)

Supplemental data

Net assets, end of period (in thousands)	$12,151		$11,852	$13,183	$10,464

Portfolio turnover	29%		59%	55%	84%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Semiannual Report 2014

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Z	(Unaudited)		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.98		$9.80		$9.79		$9.86

Income from investment operations:

Net investment income	0.26		0.53		0.58		0.52

Net realized and unrealized gain	0.10		0.18		0.21		0.40

Total from investment operations	0.36		0.71		0.79		0.92

Less distributions to shareholders:

Net investment income	(0.27)		(0.53)		(0.59)		(0.54)

Net realized gains	—		—		(0.19)		(0.45)

Total distributions to shareholders	(0.27)		(0.53)		(0.78)		(0.99)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$10.07		$9.98		$9.80		$9.79

Total return	3.61%		7.36%		8.67%		9.89%

Ratios to average net assets(c)

Total gross expenses	0.88	%(d)	0.85%		0.84%		0.76	%(d)

Total net expenses(e)	0.83	%(d)	0.82	%(f)	0.77	%(f)	0.76	%(d)

Net investment income	5.19	%(d)	5.30%		6.13%		6.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$866,680		$938,744		$1,140,401		$880,214

Portfolio turnover	29%		59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	35

Columbia Income Opportunities Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on

36	Semiannual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master

Semiannual Report 2014	37

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings and to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the

Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,528	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	2,642,682
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(3,030,824)

38	Semiannual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	2,683

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and

Semiannual Report 2014	39

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.55% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $3,314.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares

40	Semiannual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class K	0.04
Class R	0.24
Class R4	0.24
Class R5	0.05
Class W	0.24
Class Z	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

was approximately $1,962,000 and $498,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Prior to December 1, 2013, the Distributor voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $182,457 for Class A, $15,343 for Class B and $1,788 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.08%	1.08%
Class B	1.83	1.83
Class C	1.83	1.83
Class I	0.65	0.70
Class K	0.95	1.00
Class R	1.33	1.33
Class R4	0.83	0.83
Class R5	0.70	0.75
Class W	1.08	1.08
Class Y	0.65	0.70
Class Z	0.83	0.83

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated

Semiannual Report 2014	41

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor through December 1, 2013, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $3,066,156,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$119,062,000
Unrealized depreciation	(34,081,000)
Net unrealized appreciation	$84,981,000

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	41,790,414

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $910,767,504 and $905,449,596, respectively, for the six months ended January 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, one unaffiliated shareholder account owned 18.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 56.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

42	Semiannual Report 2014

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014	43

Columbia Income Opportunities Fund

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44	Semiannual Report 2014

Columbia Income Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	45

Columbia Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR164_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Inflation Protected Securities Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Inflation Protected Securities Fund (the Fund) Class A shares returned -0.53% excluding sales charges for the six months ended January 31, 2014.

>	The Fund underperformed its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned -0.09% during the same period.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	03/04/04
Excluding sales charges		-0.53	-6.67	4.94	4.01
Including sales charges		-3.50	-9.46	4.30	3.69
Class B	03/04/04
Excluding sales charges		-0.87	-7.37	4.14	3.22
Including sales charges		-5.56	-11.74	3.81	3.22
Class C	03/04/04
Excluding sales charges		-0.87	-7.38	4.14	3.21
Including sales charges		-1.81	-8.26	4.14	3.21
Class I	03/04/04	-0.31	-6.26	5.36	4.38
Class K	03/04/04	-0.36	-6.48	5.06	4.14
Class R*	08/03/09	-0.55	-6.86	4.63	3.71
Class R5*	11/08/12	-0.23	-6.22	5.06	4.07
Class W*	12/01/06	-0.53	-6.67	4.89	3.96
Class Z*	09/27/10	-0.40	-6.49	5.12	4.10
Barclays Inflation-Protected Securities (TIPS) Series-L Index		-0.09	-6.17	5.69	4.73

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Inflation-Protected Securities (TIPS) Series-L Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Asset-Backed Securities — Non-Agency	0.8
Commercial Mortgage-Backed Securities — Non-Agency	1.3
Corporate Bonds & Notes	14.3
Foreign Government Obligations	1.0
Inflation-Indexed Bonds	81.0
Money Market Funds	0.9
Residential Mortgage-Backed Securities — Non-Agency	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at January 31, 2014)
AAA rating	77.3
AA rating	0.4
A rating	1.9
BBB rating	16.2
Non-investment grade	3.1
Not rated	1.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Management

Orhan Imer, Ph.D., CFA

Semiannual Report 2014	3

Columbia Inflation Protected Securities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.70	1,020.92	4.27	4.33	0.85
Class B	1,000.00	1,000.00	991.30	1,017.14	8.03	8.13	1.60
Class C	1,000.00	1,000.00	991.30	1,017.14	8.03	8.13	1.60
Class I	1,000.00	1,000.00	996.90	1,023.14	2.06	2.09	0.41
Class K	1,000.00	1,000.00	996.40	1,021.63	3.57	3.62	0.71
Class R	1,000.00	1,000.00	994.50	1,019.66	5.53	5.60	1.10
Class R5	1,000.00	1,000.00	997.70	1,022.89	2.32	2.35	0.46
Class W	1,000.00	1,000.00	994.70	1,020.92	4.27	4.33	0.85
Class Z	1,000.00	1,000.00	996.00	1,022.18	3.02	3.06	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 14.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
L-3 Communications Corp.
10/15/19	5.200%	250,000	274,918
02/15/21	4.950%	1,250,000	1,340,646

Total			1,615,564

Electric 0.7%
FirstEnergy Corp. Senior Unsecured
11/15/31	7.375%	1,500,000	1,710,174

Independent Energy 0.3%
Hess Corp. Senior Unsecured
08/15/31	7.300%	500,000	632,928

Integrated Energy 0.7%
Murphy Oil Corp. Senior Unsecured
12/01/22	3.700%	1,750,000	1,671,551

Life Insurance 0.8%
Genworth Holdings, Inc.
08/15/23	4.900%	500,000	506,230
06/15/34	6.500%	1,250,000	1,373,600

Total			1,879,830

Media Cable 1.1%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/22	3.800%	500,000	488,177
03/15/42	5.150%	500,000	460,085

Time Warner Cable, Inc.
02/15/21	4.125%	500,000	478,169
05/01/37	6.550%	250,000	240,071
06/15/39	6.750%	250,000	244,221
11/15/40	5.875%	750,000	658,746

Total			2,569,469

Metals 2.7%
Alcoa, Inc.
Senior Unsecured
04/15/21	5.400%	500,000	522,182
01/15/28	6.750%	250,000	268,128

Anglo American Capital PLC(a)
09/27/22	4.125%	1,500,000	1,442,764

ArcelorMittal Senior Unsecured
06/01/18	6.125%	750,000	815,625

Freeport-McMoRan Copper & Gold, Inc.
03/15/20	3.100%	1,250,000	1,233,740
03/15/23	3.875%	500,000	478,792

Vale Overseas Ltd.
01/11/22	4.375%	1,000,000	964,797

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vale SA Senior Unsecured
09/11/42	5.625%	1,000,000	884,090

Total			6,610,118

Non-Captive Diversified 0.7%
International Lease Finance Corp. Senior Unsecured
04/15/21	4.625%	1,750,000	1,675,625

Oil Field Services 0.7%
Weatherford International Ltd.
09/15/20	5.125%	250,000	270,918
04/15/22	4.500%	1,500,000	1,522,434

Total			1,793,352

Property & Casualty 0.7%
Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	1,500,000	1,588,748

REITs 0.2%
Duke Realty LP
10/15/22	3.875%	500,000	482,380

Supermarkets 0.6%
Safeway, Inc.
Senior Unsecured
12/01/21	4.750%	250,000	257,966
02/01/31	7.250%	1,250,000	1,315,965

Total			1,573,931

Technology 1.0%
Hewlett-Packard Co. Senior Unsecured
12/09/21	4.650%	1,250,000	1,304,547

Xerox Corp.
Senior Unsecured
05/15/21	4.500%	750,000	786,680
12/15/39	6.750%	250,000	281,805

Total			2,373,032

Wirelines 3.4%
BellSouth Corp.
Senior Unsecured
10/15/31	6.875%	500,000	575,598
11/15/34	6.000%	508,000	537,608

CenturyLink, Inc. Senior Unsecured
04/01/17	6.000%	750,000	823,125

Indiana Bell Telephone Co., Inc.
08/15/26	7.300%	500,000	578,444

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telecom Italia Capital SA
10/01/15	5.250%	500,000	525,625
06/04/18	6.999%	500,000	558,750
06/18/19	7.175%	500,000	565,000
06/04/38	7.721%	750,000	772,500

Telefonica Emisiones SAU
04/27/15	3.729%	500,000	515,921
07/15/19	5.877%	1,000,000	1,133,478

Verizon New England, Inc.
11/15/29	7.875%	500,000	602,408

Verizon New York, Inc.
04/01/32	7.375%	800,000	932,869

Total			8,121,326

Total Corporate Bonds & Notes
(Cost: $34,152,175)			34,298,028

Residential Mortgage-Backed Securities — Non-Agency 0.7%
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(b)
04/25/33	5.500%	395,206	399,670

JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A5(a)(b)(c)
04/26/37	4.500%	995,903	995,753

Morgan Stanley Re-Remic Trust CMO Series 2010-R9 Class 3A(a)(b)
11/26/36	3.250%	280,592	282,328

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $1,644,958)			1,677,751

Commercial Mortgage-Backed Securities — Non-Agency 1.3%
GS Mortgage Securities Corp. II Series 2007-GG10 Class A4(b)(c)
08/10/45	5.806%	1,750,000	1,929,006

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A2(b)
03/10/39	5.381%	127,741	130,570

Morgan Stanley Re-Remic Trust Series 2010-GG10 Class A4A(a)(b)(c)
08/15/45	5.806%	1,000,000	1,098,010

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $3,174,704)			3,157,586

Asset-Backed Securities — Non-Agency 0.8%
ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(c)
05/01/22	0.468%	1,000,000	977,661

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(c)
04/20/25	1.887%		1,000,000	990,250

Total Asset-Backed Securities — Non-Agency
(Cost: $1,975,303)				1,967,911

Inflation-Indexed Bonds(d) 81.1%
Mexico 0.4%
Mexican Udibonos
11/15/40	4.000%	MXN	13,031,565	974,348

Turkey 2.5%
Turkey Government Bond
05/21/14	9.000%	TRY	3,521,489	1,587,892
02/11/15	4.500%	TRY	9,691,906	4,340,203

Total				5,928,095

United States 75.7%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%		5,781,772	5,812,942
01/15/15	1.625%		3,051,525	3,141,878
04/15/15	0.500%		9,141,580	9,350,118
07/15/15	1.875%		8,387,680	8,839,172
01/15/16	2.000%		8,219,960	8,770,311
04/15/16	0.125%		6,599,375	6,799,937
07/15/16	2.500%		1,154,080	1,269,037
01/15/21	1.125%		5,060,888	5,426,220
01/15/22	0.125%		4,119,000	4,063,328
01/15/23	0.125%		3,029,190	2,945,651
07/15/23	0.375%		4,006,040	3,984,443
01/15/25	2.375%		10,819,025	12,832,381
01/15/26	2.000%		1,174,280	1,343,908
01/15/27	2.375%		1,733,595	2,063,791
01/15/28	1.750%		20,025,360	22,215,634
04/15/28	3.625%		6,484,545	8,849,886
01/15/29	2.500%		20,625,640	25,102,043
02/15/40	2.125%		7,278,727	8,645,760
02/15/42	0.750%		15,471,900	13,320,347
02/15/43	0.625%		253,435	209,420

U.S. Treasury Inflation-Indexed Bond(e)
04/15/29	3.875%		18,430,750	26,109,756

Total				181,095,963

Brazil 2.5%
Brazil Notas do Tesouro Nacional
Series B
08/15/16	6.000%	BRL	7,112,715	2,994,366
08/15/18	6.000%	BRL	7,112,715	2,942,953

Total				5,937,319

Total Inflation-Indexed Bonds
(Cost: $198,250,408)				193,935,725

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Foreign Government Obligations(d) 1.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 0.2%
Petroleos Mexicanos
01/30/23	3.500%		500,000	452,125

Turkey 0.8%
Turkey (Republic Of)(f)
04/09/14	0.000%	TRY	3,000,000	1,302,214

Turkey Government International Bond
03/22/24	5.750%		500,000	492,500

Total				1,794,714

Total Foreign Government Obligations
(Cost: $2,625,874)				2,246,839

Money Market Funds 0.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.077%(g)(h)	2,124,577	2,124,577

Total Money Market Funds
(Cost: $2,124,577)		2,124,577

Total Investments
(Cost: $243,947,999)		239,408,417

Other Assets & Liabilities, Net		(197,803)

Net Assets		239,210,614

Forward Foreign Currency Exchange Contracts Open at January 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Charter Bank	2/28/2014	15,000,000 INR	239,617 USD	1,184	—

Standard Charter Bank	2/28/2014	225,000,000 INR	3,557,312 USD	—	(19,183)

Citigroup Global Markets Inc.	2/28/2014	3,250,000 MXN	239,384 USD	—	(3,178)

State Street Bank & Trust Company	2/28/2014	2,371,167 USD	150,000,000 INR	13,164	—

Deutsche Bank Securities Inc.	2/28/2014	241,125 USD	3,250,000 MXN	1,437	—

Total				15,785	(22,361)

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, cash totaling $781,536 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BUND	(160)	EUR	(31,048,142)	3/10/2014	—	(510,079)
US 10YR NOTE	122	USD	15,341,500	3/20/2014	39,532	—
US 5YR NOTE	(315)	USD	(37,996,875)	3/31/2014	—	(56,976)
US LONG BOND	(84)	USD	(11,221,875)	3/20/2014	—	(338,618)

Total					39,532	(905,673)

Credit Default Swap Contracts Outstanding at January 31, 2014

Buy Protection

At January 31, 2014, securities totaling $323,517 were pledged as collateral to cover open centrally cleared swap contracts.

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	CDX North America Investment Grade 21-V1	12/20/2018	1.00	10,000,000	(7,852)	(11,945)	—	(19,797)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $7,375,514 or 3.08% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)	Zero coupon bond.

(g)	The rate shown is the seven-day current annualized yield at January 31, 2014.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	230,170	38,285,142	(36,390,735)	2,124,577	584	2,124,577

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

BRL	Brazilian Real
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
TRY	Turkish Lira
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	34,298,028	—	34,298,028

Residential Mortgage-Backed Securities — Non-Agency	—	1,677,751	—	1,677,751

Commercial Mortgage-Backed Securities — Non-Agency	—	3,157,586	—	3,157,586

Asset-Backed Securities — Non-Agency	—	1,967,911	—	1,967,911

Inflation-Indexed Bonds	—	193,935,725	—	193,935,725

Foreign Government Obligations	—	2,246,839	—	2,246,839

Total Bonds	—	237,283,840	—	237,283,840

Mutual Funds

Money Market Funds	2,124,577	—	—	2,124,577

Total Mutual Funds	2,124,577	—	—	2,124,577

Investments in Securities	2,124,577	237,283,840	—	239,408,417

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	15,785	—	15,785

Futures Contracts	39,532	—	—	39,532

Liabilities

Forward Foreign Currency Exchange Contracts	—	(22,361)	—	(22,361)

Futures Contracts	(905,673)	—	—	(905,673)

Swap Contracts	—	(19,797)	—	(19,797)

Total	1,258,436	237,257,467	—	238,515,903

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $241,823,422)	$237,283,840

Affiliated issuers (identified cost $2,124,577)	2,124,577

Total investments (identified cost $243,947,999)	239,408,417

Cash	49,465

Foreign currency (identified cost $193,512)	168,535

Margin deposits	781,536

Unrealized appreciation on forward foreign currency exchange contracts	15,785

Receivable for:

Investments sold	44,026

Capital shares sold	168,838

Dividends	280

Interest	1,151,343

Variation margin	33,546

Expense reimbursement due from Investment Manager	1,810

Prepaid expenses	1,912

Other assets	21,802

Total assets	241,847,295

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	22,361

Payable for:

Investments purchased	1,745,093

Capital shares purchased	535,451

Variation margin	211,470

Investment management fees	2,890

Distribution and/or service fees	1,436

Transfer agent fees	33,595

Administration fees	460

Compensation of board members	36,239

Other expenses	47,686

Total liabilities	2,636,681

Net assets applicable to outstanding capital stock	$239,210,614

Represented by

Paid-in capital	$254,177,093

Excess of distributions over net investment income	(219,791)

Accumulated net realized loss	(9,280,816)

Unrealized appreciation (depreciation) on:

Investments	(4,539,582)

Foreign currency translations	(33,776)

Forward foreign currency exchange contracts	(6,576)

Futures contracts	(866,141)

Swap contracts	(19,797)

Total — representing net assets applicable to outstanding capital stock	$239,210,614

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$100,210,917

Shares outstanding	10,984,894

Net asset value per share	$9.12

Maximum offering price per share(a)	$9.40

Class B

Net assets	$1,988,932

Shares outstanding	218,854

Net asset value per share	$9.09

Class C

Net assets	$12,064,973

Shares outstanding	1,330,437

Net asset value per share	$9.07

Class I

Net assets	$77,391,772

Shares outstanding	8,473,624

Net asset value per share	$9.13

Class K

Net assets	$33,938

Shares outstanding	3,722

Net asset value per share	$9.12

Class R

Net assets	$5,739,732

Shares outstanding	630,947

Net asset value per share	$9.10

Class R5

Net assets	$2,845

Shares outstanding	313

Net asset value per share	$9.09

Class W

Net assets	$41,209,096

Shares outstanding	4,511,137

Net asset value per share	$9.13

Class Z

Net assets	$568,409

Shares outstanding	62,308

Net asset value per share	$9.12

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Inflation Protected Securities Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$584
Interest	1,971,999
Foreign taxes withheld	(83)

Total income	1,972,500

Expenses:
Investment management fees	600,964
Distribution and/or service fees
Class A	153,957
Class B	13,249
Class C	66,597
Class R	12,559
Class W	50,622
Transfer agent fees
Class A	173,787
Class B	3,736
Class C	18,825
Class K	10
Class R	7,124
Class R5	1
Class W	57,504
Class Z	1,303
Administration fees	95,608
Plan administration fees
Class K	53
Compensation of board members	11,307
Custodian fees	8,397
Printing and postage fees	34,407
Registration fees	53,939
Professional fees	19,163
Other	6,819

Total expenses	1,389,931
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(355,014)

Total net expenses	1,034,917

Net investment income	937,583

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,553,986)
Foreign currency translations	9,417
Forward foreign currency exchange contracts	380,063
Futures contracts	(381,739)
Swap contracts	10,352

Net realized loss	(4,535,893)
Net change in unrealized appreciation (depreciation) on:
Investments	3,230,668
Foreign currency translations	(31,621)
Forward foreign currency exchange contracts	(6,576)
Futures contracts	(947,954)
Swap contracts	(19,797)

Net change in unrealized appreciation (depreciation)	2,224,720

Net realized and unrealized loss	(2,311,173)

Net decrease in net assets from operations	$(1,373,590)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)
Operations

Net investment income	$937,583	$2,891,757

Net realized gain (loss)	(4,535,893)	25,590,249

Net change in unrealized appreciation (depreciation)	2,224,720	(47,434,188)

Net decrease in net assets resulting from operations	(1,373,590)	(18,952,182)

Distributions to shareholders

Net investment income

Class A	(407,305)	(2,364,309)

Class B	—	(38,302)

Class C	—	(139,679)

Class I	(488,284)	(1,128,657)

Class K	(157)	(949)

Class R	(10,399)	(47,286)

Class R5	(11)	(16)

Class W	(136,727)	(496,664)

Class Z	(4,027)	(28,947)

Net realized gains

Class A	(5,915,051)	(19,664,079)

Class B	(124,433)	(574,628)

Class C	(661,170)	(1,910,602)

Class I	(4,181,127)	(6,755,027)

Class K	(1,824)	(6,958)

Class R	(268,021)	(462,427)

Class R5	(114)	(208)

Class W	(2,290,483)	(4,146,638)

Class Z	(44,157)	(196,625)

Total distributions to shareholders	(14,533,290)	(37,962,001)

Increase (decrease) in net assets from capital stock activity	(28,524,732)	(165,043,507)

Total decrease in net assets	(44,431,612)	(221,957,690)

Net assets at beginning of period	283,642,226	505,599,916

Net assets at end of period	$239,210,614	$283,642,226

Excess of distributions over net investment income	$(219,791)	$(110,464)

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	342,931	3,231,001	3,543,498	38,616,242

Distributions reinvested	671,577	6,098,254	2,043,887	21,425,160

Redemptions	(5,406,585)	(51,508,022)	(20,167,085)	(218,089,172)

Net decrease	(4,392,077)	(42,178,767)	(14,579,700)	(158,047,770)

Class B shares

Subscriptions	6,556	62,290	49,747	550,743

Distributions reinvested	13,633	123,245	56,981	597,341

Redemptions(b)	(155,291)	(1,471,823)	(366,903)	(3,746,168)

Net decrease	(135,102)	(1,286,288)	(260,175)	(2,598,084)

Class C shares

Subscriptions	151,254	1,382,327	492,401	5,298,334

Distributions reinvested	52,960	477,701	143,827	1,505,514

Redemptions	(455,658)	(4,303,562)	(1,059,394)	(11,038,016)

Net decrease	(251,444)	(2,443,534)	(423,166)	(4,234,168)

Class I shares

Subscriptions	5,163,223	49,162,556	1,428,811	14,469,043

Distributions reinvested	512,764	4,668,834	751,489	7,882,574

Redemptions	(4,380,203)	(41,694,421)	(2,702,620)	(28,913,378)

Net increase (decrease)	1,295,784	12,136,969	(522,320)	(6,561,761)

Class K shares

Subscriptions	356	3,382	998	10,914

Distributions reinvested	204	1,852	731	7,656

Redemptions	(1,756)	(16,812)	(3,550)	(35,106)

Net decrease	(1,196)	(11,578)	(1,821)	(16,536)

Class R shares

Subscriptions	199,421	1,837,411	215,963	2,278,746

Distributions reinvested	7,279	65,881	11,111	116,322

Redemptions	(72,858)	(687,026)	(208,950)	(2,178,074)

Net increase	133,842	1,216,266	18,124	216,994

Class R5 shares

Subscriptions	95	870	218	2,500

Net increase	95	870	218	2,500

Class W shares

Subscriptions	1,029,155	9,984,704	2,167,760	23,451,393

Distributions reinvested	266,833	2,426,927	442,149	4,642,753

Redemptions	(765,320)	(7,264,748)	(2,078,495)	(21,564,431)

Net increase	530,668	5,146,883	531,414	6,529,715

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	2,977	28,587	107,350	1,138,973

Distributions reinvested	4,754	43,198	14,957	156,663

Redemptions	(123,699)	(1,177,338)	(155,441)	(1,630,033)

Net decrease	(115,968)	(1,105,553)	(33,134)	(334,397)

Total net decrease	(2,935,398)	(28,524,732)	(15,270,560)	(165,043,507)

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Inflation Protected Securities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
Class A	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.73		$11.38		$11.03		$10.36	$9.75	$10.27

Income from investment operations:

Net investment income (loss)	0.03		0.08		0.16		0.34	0.25	(0.00	)(a)

Net realized and unrealized gain (loss)	(0.08)		(0.66)		0.84		0.68	0.54	(0.14)

Total from investment operations	(0.05)		(0.58)		1.00		1.02	0.79	(0.14)

Less distributions to shareholders:

Net investment income	(0.04)		(0.11)		(0.22)		(0.35)	(0.18)	(0.09)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—		—	—	(0.19)

Total distributions to shareholders	(0.56)		(1.07)		(0.65)		(0.35)	(0.18)	(0.38)

Net asset value, end of period	$9.12		$9.73		$11.38		$11.03	$10.36	$9.75

Total return	(0.53%)		(5.69%)		9.44%		10.02%	8.13%	(1.24%)

Ratios to average net assets(b)

Total gross expenses	1.14	%(c)	1.06%		1.06%		1.10%	0.99%	0.93%

Total net expenses(d)	0.85	%(c)	0.85	%(e)	0.85	%(e)	0.85%	0.85%	0.85%

Net investment income (loss)	0.66	%(c)	0.72%		1.45%		3.21%	2.53%	(0.02%)

Supplemental data

Net assets, end of period (in thousands)	$100,211		$149,612		$340,942		$273,195	$297,827	$243,640

Portfolio turnover	33	%(f)	114%		93%		99%	177%	160	%(f)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014 and 160% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class B	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.70		$11.38		$11.03		$10.35	$9.74	$10.26

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	(0.00	)(a)	0.08		0.25	0.19	(0.09)

Net realized and unrealized gain (loss)	(0.09)		(0.66)		0.84		0.69	0.53	(0.12)

Total from investment operations	(0.09)		(0.66)		0.92		0.94	0.72	(0.21)

Less distributions to shareholders:

Net investment income	—		(0.06)		(0.14)		(0.26)	(0.11)	(0.07)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—		—	—	(0.14)

Total distributions to shareholders	(0.52)		(1.02)		(0.57)		(0.26)	(0.11)	(0.31)

Net asset value, end of period	$9.09		$9.70		$11.38		$11.03	$10.35	$9.74

Total return	(0.87%)		(6.43%)		8.61%		9.22%	7.40%	(1.99%)

Ratios to average net assets(b)

Total gross expenses	1.89	%(c)	1.81%		1.81%		1.85%	1.74%	1.69%

Total net expenses(d)	1.60	%(c)	1.60	%(e)	1.59	%(e)	1.60%	1.61%	1.61%

Net investment income (loss)	(0.07	%)(c)	(0.01%)		0.70%		2.37%	1.84%	(0.98%)

Supplemental data

Net assets, end of period (in thousands)	$1,989		$3,433		$6,987		$8,846	$14,961	$24,639

Portfolio turnover	33	%(f)	114%		93%		99%	177%	160	%(f)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014 and 160% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class C	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.68		$11.36		$11.02		$10.35	$9.74	$10.26

Income from investment operations:

Net investment income (loss)	(0.01)		(0.00	)(a)	0.08		0.27	0.17	(0.08)

Net realized and unrealized gain (loss)	(0.08)		(0.65)		0.83		0.67	0.55	(0.13)

Total from investment operations	(0.09)		(0.65)		0.91		0.94	0.72	(0.21)

Less distributions to shareholders:

Net investment income	—		(0.07)		(0.14)		(0.27)	(0.11)	(0.07)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—		—	—	(0.14)

Total distributions to shareholders	(0.52)		(1.03)		(0.57)		(0.27)	(0.11)	(0.31)

Net asset value, end of period	$9.07		$9.68		$11.36		$11.02	$10.35	$9.74

Total return	(0.87%)		(6.40%)		8.57%		9.21%	7.41%	(1.98%)

Ratios to average net assets(b)

Total gross expenses	1.89	%(c)	1.81%		1.81%		1.85%	1.74%	1.68%

Total net expenses(d)	1.60	%(c)	1.60	%(e)	1.60	%(e)	1.60%	1.60%	1.60%

Net investment income (loss)	(0.15	%)(c)	(0.02%)		0.71%		2.60%	1.72%	(0.79%)

Supplemental data

Net assets, end of period (in thousands)	$12,065		$15,310		$22,778		$17,963	$17,161	$11,239

Portfolio turnover	33	%(f)	114%		93%		99%	177%	160	%(f)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014 and 160% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class I	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.74		$11.38	$11.03	$10.36	$9.75	$10.27

Income from investment operations:

Net investment income	0.05		0.13	0.18	0.40	0.30	0.05

Net realized and unrealized gain (loss)	(0.08)		(0.66)	0.87	0.66	0.53	(0.16)

Total from investment operations	(0.03)		(0.53)	1.05	1.06	0.83	(0.11)

Less distributions to shareholders:

Net investment income	(0.06)		(0.15)	(0.27)	(0.39)	(0.22)	(0.10)

Net realized gains	(0.52)		(0.96)	(0.43)	—	—	(0.10)

Tax return of capital	—		—	—	—	—	(0.21)

Total distributions to shareholders	(0.58)		(1.11)	(0.70)	(0.39)	(0.22)	(0.41)

Net asset value, end of period	$9.13		$9.74	$11.38	$11.03	$10.36	$9.75

Total return	(0.31%)		(5.26%)	9.91%	10.47%	8.47%	(0.90%)

Ratios to average net assets(a)

Total gross expenses	0.61	%(b)	0.59%	0.56%	0.57%	0.55%	0.54%

Total net expenses(c)	0.41	%(b)	0.42%	0.41%	0.45%	0.49%	0.51%

Net investment income	0.99	%(b)	1.19%	1.64%	3.83%	2.94%	0.48%

Supplemental data

Net assets, end of period (in thousands)	$77,392		$69,902	$87,654	$202,937	$184,100	$186,201

Portfolio turnover	33	%(d)	114%	93%	99%	177%	160	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014 and 160% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class K	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.72		$11.38	$11.03	$10.35	$9.74	$10.26

Income from investment operations:

Net investment income (loss)	0.04		0.09	0.17	0.36	0.26	(0.02)

Net realized and unrealized gain (loss)	(0.08)		(0.66)	0.85	0.68	0.54	(0.10)

Total from investment operations	(0.04)		(0.57)	1.02	1.04	0.80	(0.12)

Less distributions to shareholders:

Net investment income	(0.04)		(0.13)	(0.24)	(0.36)	(0.19)	(0.09)

Net realized gains	(0.52)		(0.96)	(0.43)	—	—	(0.10)

Tax return of capital	—		—	—	—	—	(0.21)

Total distributions to shareholders	(0.56)		(1.09)	(0.67)	(0.36)	(0.19)	(0.40)

Net asset value, end of period	$9.12		$9.72	$11.38	$11.03	$10.35	$9.74

Total return	(0.36%)		(5.65%)	9.58%	10.24%	8.19%	(1.07%)

Ratios to average net assets(a)

Total gross expenses	0.91	%(b)	0.89%	0.86%	0.88%	0.86%	0.85%

Total net expenses(c)	0.71	%(b)	0.72%	0.69%	0.75%	0.79%	0.69%

Net investment income (loss)	0.84	%(b)	0.88%	1.53%	3.42%	2.57%	(0.20%)

Supplemental data

Net assets, end of period (in thousands)	$34		$48	$77	$76	$79	$81

Portfolio turnover	33	%(d)	114%	93%	99%	177%	160	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014 and 160% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R	(Unaudited)		2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$9.70		$11.36		$11.02		$10.35	$9.68

Income from investment operations:

Net investment income	0.01		0.06		0.18		0.36	0.18

Net realized and unrealized gain (loss)	(0.07)		(0.66)		0.79		0.63	0.62

Total from investment operations	(0.06)		(0.60)		0.97		0.99	0.80

Less distributions to shareholders:

Net investment income	(0.02)		(0.10)		(0.20)		(0.32)	(0.13)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—

Total distributions to shareholders	(0.54)		(1.06)		(0.63)		(0.32)	(0.13)

Net asset value, end of period	$9.10		$9.70		$11.36		$11.02	$10.35

Total return	(0.55%)		(5.96%)		9.14%		9.73%	8.34%

Ratios to average net assets(b)

Total gross expenses	1.39	%(c)	1.31%		1.31%		1.36%	1.36	%(c)

Total net expenses(d)	1.10	%(c)	1.10	%(e)	1.10	%(e)	1.12%	1.29	%(c)

Net investment income	0.23	%(c)	0.54%		1.57%		3.39%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,740		$4,824		$5,443		$1,955	$1,474

Portfolio turnover	33	%(f)	114%		93%		99%	177%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

Class R5	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.69		$11.49

Income from investment operations:

Net investment income	0.04		0.09

Net realized and unrealized loss	(0.07)		(0.86)

Total from investment operations	(0.03)		(0.77)

Less distributions to shareholders:

Net investment income	(0.05)		(0.07)

Net realized gains	(0.52)		(0.96)

Total distributions to shareholders	(0.57)		(1.03)

Net asset value, end of period	$9.09		$9.69

Total return	(0.23%)		(7.27%)

Ratios to average net assets(b)

Total gross expenses	0.75	%(c)	0.64	%(c)

Total net expenses(d)	0.46	%(c)	0.47	%(c)

Net investment income	0.89	%(c)	1.16	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3		$2

Portfolio turnover	33	%(e)	114%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class W	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.74		$11.40		$11.05		$10.35	$9.75	$10.27

Income from investment operations:

Net investment income (loss)	0.02		0.08		0.16		0.30	0.26	(0.03)

Net realized and unrealized gain (loss)	(0.07)		(0.66)		0.84		0.73	0.51	(0.12)

Total from investment operations	(0.05)		(0.58)		1.00		1.03	0.77	(0.15)

Less distributions to shareholders:

Net investment income	(0.04)		(0.12)		(0.22)		(0.33)	(0.17)	(0.09)

Net realized gains	(0.52)		(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—		—	—	(0.18)

Total distributions to shareholders	(0.56)		(1.08)		(0.65)		(0.33)	(0.17)	(0.37)

Net asset value, end of period	$9.13		$9.74		$11.40		$11.05	$10.35	$9.75

Total return	(0.53%)		(5.74%)		9.43%		10.14%	7.93%	(1.35%)

Ratios to average net assets(a)

Total gross expenses	1.14	%(b)	1.06%		1.09%		1.07%	1.01%	0.99%

Total net expenses(c)	0.85	%(b)	0.85	%(d)	0.85	%(d)	0.86%	0.94%	0.96%

Net investment income (loss)	0.49	%(b)	0.75%		1.42%		2.87%	2.55%	(0.28%)

Supplemental data

Net assets, end of period (in thousands)	$41,209		$38,778		$39,315		$42,040	$100,345	$189,822

Portfolio turnover	33	%(e)	114%		93%		99%	177%	160	%(e)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014 and 160% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Z	(Unaudited)		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.73		$11.38		$11.03		$10.59

Income from investment operations:

Net investment income	0.05		0.11		0.19		0.60

Net realized and unrealized gain (loss)	(0.09)		(0.66)		0.84		0.17

Total from investment operations	(0.04)		(0.55)		1.03		0.77

Less distributions to shareholders:

Net investment income	(0.05)		(0.14)		(0.25)		(0.33)

Net realized gains	(0.52)		(0.96)		(0.43)		—

Total distributions to shareholders	(0.57)		(1.10)		(0.68)		(0.33)

Net asset value, end of period	$9.12		$9.73		$11.38		$11.03

Total return	(0.40%)		(5.49%)		9.73%		7.45%

Ratios to average net assets(b)

Total gross expenses	0.88	%(c)	0.81%		0.83%		0.85	%(c)

Total net expenses(d)	0.60	%(c)	0.60	%(e)	0.59	%(e)	0.60	%(c)

Net investment income	0.99	%(c)	1.04%		1.73%		6.88	%(c)

Supplemental data

Net assets, end of period (in thousands)	$568		$1,734		$2,405		$1,434

Portfolio turnover	33	%(f)	114%		93%		99%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 31% for the six months ended January 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life.

Semiannual Report 2014	25

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives

26	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable

Semiannual Report 2014	27

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/ moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2014:

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Centrally Cleared Swap Contracts(c)	101	—	101	—	—	101	—
Total	101	—	101	—	—	101	—

(a)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due to counterparties in the event of default.

(c)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

28	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	15,785
Interest rate risk	Net assets — unrealized appreciation on futures contracts	39,532	*
Total		55,317

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	19,797	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	22,361
Interest rate risk	Net assets — unrealized depreciation on futures contracts	905,673	*
Total		947,831

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	10,352	10,352
Foreign exchange risk	380,063	—	—	380,063
Interest rate risk	—	(381,739)	—	(381,739)
Total	380,063	(381,739)	10,352	8,676
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(19,797)	(19,797)
Foreign exchange risk	(6,576)	—	—	(6,576)
Interest rate risk	—	(947,954)	—	(947,954)
Total	(6,576)	(947,954)	(19,797)	(974,327)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	41
Futures contracts	3,784

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	10,000,000

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold

Semiannual Report 2014	29

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of

30	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.44% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $861.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.28
Class C	0.28
Class K	0.05
Class R	0.28
Class R5	0.05
Class W	0.28
Class Z	0.28

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense

Semiannual Report 2014	31

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $550,000 and $134,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $13,300 for Class A, $433 for Class B and $6 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	0.85%	0.85%
Class B	1.60	1.60
Class C	1.60	1.60
Class I	0.40	0.42
Class K	0.70	0.72
Class R	1.10	1.10
Class R5	0.45	0.47
Class W	0.85	0.85
Class Z	0.60	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $243,948,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,311,000
Unrealized depreciation	(7,851,000)
Net unrealized depreciation	($4,540,000)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

32	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $87,733,484 and $130,300,617, respectively, for the six months ended January 31, 2014, of which $61,052,231 and $107,514,619, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 64.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank NA whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Inflation Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Semiannual Report 2014	33

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

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Semiannual Report 2014	35

Columbia Inflation Protected Securities Fund

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36	Semiannual Report 2014

Columbia Inflation Protected Securities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	37

Columbia Inflation Protected Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR165_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Large Core Quantitative Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Large Core Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Large Core Quantitative Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Large Core Quantitative Fund (the Fund) Class A shares returned 6.58% excluding sales charges for the six months ended January 31, 2014.

>	The Fund underperformed its benchmark, the S&P 500 Index, which returned 6.85% for the same time frame.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	04/24/03
Excluding sales charges		6.58	22.91	19.65	6.48
Including sales charges		0.48	15.84	18.23	5.84
Class B	04/24/03
Excluding sales charges		6.15	22.16	18.79	5.67
Including sales charges		1.15	17.16	18.59	5.67
Class C	04/24/03
Excluding sales charges		6.10	21.97	18.75	5.65
Including sales charges		5.10	20.97	18.75	5.65
Class I*	07/15/04	6.73	23.49	20.13	6.88
Class K	04/24/03	6.58	23.16	19.83	6.63
Class R*	12/11/06	6.34	22.64	19.34	6.21
Class R4*	03/19/13	6.75	23.18	19.70	6.50
Class R5*	12/11/06	6.84	23.54	20.15	6.77
Class W*	12/01/06	6.53	22.92	19.64	6.45
Class Z*	09/27/10	6.65	23.26	19.88	6.58
S&P 500 Index		6.85	21.52	19.19	6.83

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at January 31, 2014)
Apple, Inc.	3.9
Microsoft Corp.	3.2
Pfizer, Inc.	3.0
JPMorgan Chase & Co.	2.8
Comcast Corp., Class A	2.7
Oracle Corp.	2.6
MasterCard, Inc., Class A	2.4
Cisco Systems, Inc.	2.3
Home Depot, Inc. (The)	2.3
Verizon Communications, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at January 31, 2014)
Common Stocks	99.2
Consumer Discretionary	11.7
Consumer Staples	10.1
Energy	10.2
Financials	15.5
Health Care	13.5
Industrials	11.2
Information Technology	18.1
Materials	3.2
Telecommunication Services	2.3
Utilities	3.4
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report 2014	3

Columbia Large Core Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.80	1,019.56	5.83	5.70	1.12
Class B	1,000.00	1,000.00	1,061.50	1,015.78	9.72	9.50	1.87
Class C	1,000.00	1,000.00	1,061.00	1,015.78	9.71	9.50	1.87
Class I	1,000.00	1,000.00	1,067.30	1,021.93	3.39	3.31	0.65
Class K	1,000.00	1,000.00	1,065.80	1,020.42	4.95	4.84	0.95
Class R	1,000.00	1,000.00	1,063.40	1,018.30	7.13	6.97	1.37
Class R4	1,000.00	1,000.00	1,067.50	1,020.82	4.53	4.43	0.87
Class R5	1,000.00	1,000.00	1,068.40	1,021.68	3.65	3.57	0.70
Class W	1,000.00	1,000.00	1,065.30	1,019.56	5.83	5.70	1.12
Class Z	1,000.00	1,000.00	1,066.50	1,020.82	4.53	4.43	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

4	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%
Issuer	Shares	Value ($)
Consumer Discretionary 11.7%
Auto Components 0.4%

Delphi Automotive PLC	229,700	13,986,433

Hotels, Restaurants & Leisure 0.9%

Starbucks Corp.	199,400	14,181,328

Starwood Hotels & Resorts Worldwide, Inc.	265,800	19,857,918

Total		34,039,246

Household Durables 0.7%

Whirlpool Corp.	191,700	25,553,610

Media 4.4%

Comcast Corp., Class A	1,829,005	99,589,322

DIRECTV(a)	389,200	27,022,156

Viacom, Inc., Class B	447,800	36,764,380

Total		163,375,858

Specialty Retail 4.2%

Best Buy Co., Inc.	1,618,300	38,094,782

GameStop Corp., Class A	513,600	18,011,952

Home Depot, Inc. (The)	1,116,500	85,803,025

Lowe’s Companies, Inc.	363,800	16,840,302

Total		158,750,061

Textiles, Apparel & Luxury Goods 1.1%

Nike, Inc., Class B	195,200	14,220,320

VF Corp.	477,100	27,886,495

Total		42,106,815

Total Consumer Discretionary		437,812,023

Consumer Staples 10.1%
Food & Staples Retailing 3.9%

CVS Caremark Corp.	316,700	21,446,924

Kroger Co. (The)	1,803,200	65,095,520

Wal-Mart Stores, Inc.	781,100	58,332,548

Total		144,874,992

Food Products 2.2%

Archer-Daniels-Midland Co.	265,600	10,485,888

Tyson Foods, Inc., Class A	1,906,800	71,314,320

Total		81,800,208

Household Products 0.6%

Kimberly-Clark Corp.	202,600	22,158,362

Tobacco 3.4%

Altria Group, Inc.	1,797,900	63,322,038

Lorillard, Inc.	1,337,200	65,816,984

Total		129,139,022

Total Consumer Staples		377,972,584

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 10.2%
Energy Equipment & Services 1.6%

National Oilwell Varco, Inc.	801,900	60,150,519

Oil, Gas & Consumable Fuels 8.6%

Anadarko Petroleum Corp.	128,300	10,352,527

Apache Corp.	144,600	11,605,596

Chevron Corp.	540,300	60,313,689

ConocoPhillips	1,187,460	77,125,527

Exxon Mobil Corp.	377,600	34,799,616

Murphy Oil Corp.	163,000	9,227,430

Phillips 66	778,000	56,864,020

Valero Energy Corp.	1,198,800	61,258,680

Total		321,547,085

Total Energy		381,697,604

Financials 15.5%
Capital Markets 3.3%

BlackRock, Inc.	152,000	45,671,440

Goldman Sachs Group, Inc. (The)	332,900	54,635,548

State Street Corp.	357,500	23,934,625

Total		124,241,613

Commercial Banks 1.3%

Comerica, Inc.	331,300	15,173,540

Fifth Third Bancorp	681,000	14,314,620

KeyCorp	1,389,500	17,730,020

Total		47,218,180

Consumer Finance 1.7%

Discover Financial Services	564,900	30,306,885

SLM Corp.	1,553,900	35,366,764

Total		65,673,649

Diversified Financial Services 3.6%

Citigroup, Inc.	702,000	33,295,860

JPMorgan Chase & Co.	1,864,615	103,225,087

Total		136,520,947

Insurance 3.4%

ACE Ltd.	135,300	12,692,493

Aon PLC	213,800	17,202,348

Lincoln National Corp.	102,000	4,899,060

Prudential Financial, Inc.	923,400	77,925,726

Travelers Companies, Inc. (The)	166,700	13,549,376

Total		126,269,003

Real Estate Investment Trusts (REITs) 2.2%

Public Storage	425,700	67,086,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Simon Property Group, Inc.	95,800	14,833,672

Total		81,919,735

Total Financials		581,843,127

Health Care 13.5%
Biotechnology 2.8%

Amgen, Inc.	151,300	17,997,135

Celgene Corp.(a)	151,500	23,017,395

Gilead Sciences, Inc.(a)	600,100	48,398,065

Pharmacyclics, Inc.(a)	28,400	3,779,188

Vertex Pharmaceuticals, Inc.(a)	137,700	10,883,808

Total		104,075,591

Health Care Equipment & Supplies 2.7%

Becton Dickinson and Co.	252,300	27,278,676

Medtronic, Inc.	1,285,700	72,719,192

Total		99,997,868

Health Care Providers & Services 2.7%

AmerisourceBergen Corp.	768,100	51,631,682

WellPoint, Inc.	575,100	49,458,600

Total		101,090,282

Pharmaceuticals 5.3%

Eli Lilly & Co.	1,230,700	66,470,107

Johnson & Johnson	96,000	8,493,120

Merck & Co., Inc.	273,900	14,508,483

Pfizer, Inc.	3,647,205	110,875,032

Total		200,346,742

Total Health Care		505,510,483

Industrials 11.2%
Aerospace & Defense 4.6%

Boeing Co. (The)	649,420	81,346,349

Lockheed Martin Corp.	142,900	21,565,039

Northrop Grumman Corp.	163,200	18,857,760

Raytheon Co.	542,800	51,603,996

Total		173,373,144

Air Freight & Logistics 1.2%

United Parcel Service, Inc., Class B	466,800	44,453,364

Airlines 0.9%

Southwest Airlines Co.	1,694,400	35,497,680

Electrical Equipment 3.1%

Emerson Electric Co.	1,095,600	72,243,864

Rockwell Automation, Inc.	203,000	23,312,520

Roper Industries, Inc.	141,500	19,419,460

Total		114,975,844

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.6%

Caterpillar, Inc.	240,300	22,566,573

Professional Services 0.5%

Dun & Bradstreet Corp. (The)	168,000	18,480,000

Road & Rail 0.3%

Union Pacific Corp.	55,600	9,687,744

Total Industrials		419,034,349

Information Technology 18.1%
Communications Equipment 2.8%

Cisco Systems, Inc.	3,952,900	86,608,039

QUALCOMM, Inc.	231,700	17,196,774

Total		103,804,813

Computers & Peripherals 3.8%

Apple, Inc.	288,640	144,493,184

Internet Software & Services 1.6%

Google, Inc., Class A(a)	19,350	22,851,770

VeriSign, Inc.(a)	611,800	35,943,250

Total		58,795,020

IT Services 2.4%

MasterCard, Inc., Class A	1,170,500	88,583,440

Semiconductors & Semiconductor Equipment 1.6%

Analog Devices, Inc.	318,600	15,378,822

Broadcom Corp., Class A	1,161,500	34,566,240

First Solar, Inc.(a)	81,300	4,112,154

Intel Corp.	198,700	4,876,098

NVIDIA Corp.	158,500	2,488,450

Total		61,421,764

Software 5.9%

Microsoft Corp.(b)	3,093,800	117,100,330

Oracle Corp.	2,608,000	96,235,200

VMware, Inc., Class A(a)	79,600	7,175,144

Total		220,510,674

Total Information Technology		677,608,895

Materials 3.2%
Chemicals 2.6%

CF Industries Holdings, Inc.	189,100	43,655,626

LyondellBasell Industries NV, Class A	385,000	30,322,600

PPG Industries, Inc.	130,300	23,761,508

Total		97,739,734

Paper & Forest Products 0.6%

International Paper Co.	476,900	22,767,206

Total Materials		120,506,940

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 2.3%
Diversified Telecommunication Services 2.3%

Verizon Communications, Inc.	1,785,900	85,758,918

Total Telecommunication Services		85,758,918

Utilities 3.4%
Independent Power Producers & Energy Traders 1.1%

AES Corp. (The)	2,961,900	41,644,314

Multi-Utilities 2.3%

Ameren Corp.	426,800	16,150,112

Public Service Enterprise Group, Inc.	2,049,600	68,333,664

Total		84,483,776

Total Utilities		126,128,090

Total Common Stocks
(Cost: $3,064,523,584)		3,713,873,013

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.077%(c)(d)	28,634,521	28,634,521

Total Money Market Funds
(Cost: $28,634,521)		28,634,521

Total Investments
(Cost: $3,093,158,105)		3,742,507,534

Other Assets & Liabilities, Net		(458,418)

Net Assets		3,742,049,116

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, securities totaling $3,784,000 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	76	USD	33,755,400	03/2014	—	(1,105,862)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	The rate shown is the seven-day current annualized yield at January 31, 2014.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,819,613	288,802,328	(272,987,420)	28,634,521	11,153	28,634,521

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	437,812,023	—	—	437,812,023

Consumer Staples	377,972,584	—	—	377,972,584

Energy	381,697,604	—	—	381,697,604

Financials	581,843,127	—	—	581,843,127

Health Care	505,510,483	—	—	505,510,483

Industrials	419,034,349	—	—	419,034,349

Information Technology	677,608,895	—	—	677,608,895

Materials	120,506,940	—	—	120,506,940

Telecommunication Services	85,758,918	—	—	85,758,918

Utilities	126,128,090	—	—	126,128,090

Total Equity Securities	3,713,873,013	—	—	3,713,873,013

Mutual Funds

Money Market Funds	28,634,521	—	—	28,634,521

Total Mutual Funds	28,634,521	—	—	28,634,521

Investments in Securities	3,742,507,534	—	—	3,742,507,534

Derivatives

Liabilities

Futures Contracts	(1,105,862)	—	—	(1,105,862)

Total	3,741,401,672	—	—	3,741,401,672

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $3,064,523,584)	$3,713,873,013

Affiliated issuers (identified cost $28,634,521)	28,634,521

Total investments (identified cost $3,093,158,105)	3,742,507,534

Receivable for:

Capital shares sold	1,171,760

Dividends	2,021,845

Equity-linked notes (Note 8)	14,365

Prepaid expenses	7,360

Other assets	35,317

Total assets	3,745,758,181

Liabilities

Payable for:

Capital shares purchased	2,782,893

Variation margin	95,257

Investment management fees	60,282

Distribution and/or service fees	25,195

Transfer agent fees	312,448

Administration fees	5,143

Plan administration fees	189

Compensation of board members	198,082

Other expenses	229,576

Total liabilities	3,709,065

Net assets applicable to outstanding capital stock	$3,742,049,116

Represented by

Paid-in capital	$4,398,123,101

Excess of distributions over net investment income	(1,576,636)

Accumulated net realized loss	(1,302,740,916)

Unrealized appreciation (depreciation) on:

Investments	649,349,429

Futures contracts	(1,105,862)

Total — representing net assets applicable to outstanding capital stock	$3,742,049,116

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$3,142,580,714

Shares outstanding	387,045,502

Net asset value per share	$8.12

Maximum offering price per share(a)	$8.62

Class B

Net assets	$69,085,344

Shares outstanding	8,531,765

Net asset value per share	$8.10

Class C

Net assets	$32,408,493

Shares outstanding	4,055,811

Net asset value per share	$7.99

Class I

Net assets	$302,119,303

Shares outstanding	37,009,855

Net asset value per share	$8.16

Class K

Net assets	$27,957,687

Shares outstanding	3,424,748

Net asset value per share	$8.16

Class R

Net assets	$4,158,367

Shares outstanding	511,965

Net asset value per share	$8.12

Class R4

Net assets	$40,210

Shares outstanding	4,917

Net asset value per share	$8.18

Class R5

Net assets	$50,358,806

Shares outstanding	6,194,906

Net asset value per share	$8.13

Class W

Net assets	$108,207,374

Shares outstanding	13,248,656

Net asset value per share	$8.17

Class Z

Net assets	$5,132,818

Shares outstanding	629,688

Net asset value per share	$8.15

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Large Core Quantitative Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income

Income:

Dividends — unaffiliated issuers	$40,624,970

Dividends — affiliated issuers	11,153

Foreign taxes withheld	(14,117)

Total income	40,622,006

Expenses:

Investment management fees	11,197,052

Distribution and/or service fees

Class A	3,973,612

Class B	375,358

Class C	161,935

Class R	10,949

Class W	159,396

Transfer agent fees

Class A	3,480,213

Class B	82,242

Class C	35,450

Class K	12,320

Class R	4,793

Class R4	23

Class R5	12,333

Class W	139,779

Class Z	5,383

Administration fees	954,038

Plan administration fees

Class K	61,598

Compensation of board members	54,265

Custodian fees	14,249

Printing and postage fees	129,995

Registration fees	68,631

Professional fees	30,908

Other	38,650

Total expenses	21,003,172

Net investment income	19,618,834

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	320,020,603

Foreign currency translations	(2,183)

Futures contracts	3,533,318

Net realized gain	323,551,738

Net change in unrealized appreciation (depreciation) on:

Investments	(98,583,732)

Foreign currency translations	2,374

Futures contracts	(1,141,340)

Net change in unrealized appreciation (depreciation)	(99,722,698)

Net realized and unrealized gain	223,829,040

Net increase in net assets resulting from operations	$243,447,874

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)
Operations

Net investment income	$19,618,834	$45,722,216

Net realized gain	323,551,738	447,568,965

Net change in unrealized appreciation (depreciation)	(99,722,698)	267,519,043

Net increase in net assets resulting from operations	243,447,874	760,810,224

Distributions to shareholders

Net investment income

Class A	(54,841,049)	(37,860,027)

Class B	(760,089)	(331,000)

Class C	(350,477)	(191,918)

Class I	(6,403,054)	(4,941,489)

Class K	(560,040)	(953,022)

Class R	(67,479)	(42,432)

Class R4	(788)	—

Class R5	(1,052,104)	(678,677)

Class W	(1,869,527)	(1,590,706)

Class Z	(101,901)	(40,227)

Total distributions to shareholders	(66,006,508)	(46,629,498)

Increase (decrease) in net assets from capital stock activity	(167,255,011)	(391,749,794)

Total increase in net assets	10,186,355	322,430,932

Net assets at beginning of period	3,731,862,761	3,409,431,829

Net assets at end of period	$3,742,049,116	$3,731,862,761

Undistributed (excess of distributions over) net investment income	$(1,576,636)	$44,811,038

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	5,250,866	42,594,667	11,983,238	83,449,429

Distributions reinvested	6,322,596	52,414,320	5,518,247	36,144,521

Redemptions	(22,569,372)	(182,080,817)	(61,663,227)	(421,570,815)

Net decrease	(10,995,910)	(87,071,830)	(44,161,742)	(301,976,865)

Class B shares

Subscriptions	35,645	286,570	109,333	747,796

Distributions reinvested	91,498	757,605	50,403	329,635

Redemptions(b)	(1,597,951)	(12,860,766)	(3,437,227)	(24,743,852)

Net decrease	(1,470,808)	(11,816,591)	(3,277,491)	(23,666,421)

Class C shares

Subscriptions	295,083	2,337,084	704,742	4,729,726

Distributions reinvested	40,320	329,417	27,840	179,848

Redemptions	(313,947)	(2,504,748)	(862,104)	(5,809,363)

Net increase (decrease)	21,456	161,753	(129,522)	(899,789)

Class I shares

Subscriptions	908,680	7,642,196	801,763	5,321,628

Distributions reinvested	768,621	6,402,615	752,084	4,941,194

Redemptions	(2,505,846)	(20,764,918)	(7,524,310)	(53,111,437)

Net decrease	(828,545)	(6,720,107)	(5,970,463)	(42,848,615)

Class K shares

Subscriptions	363,135	2,885,869	1,707,284	11,921,235

Distributions reinvested	67,170	559,527	144,828	952,973

Redemptions	(6,737,011)	(53,927,455)	(1,770,917)	(12,330,237)

Net increase (decrease)	(6,306,706)	(50,482,059)	81,195	543,971

Class R shares

Subscriptions	45,166	367,130	158,466	1,077,621

Distributions reinvested	4,751	39,431	4,056	26,566

Redemptions	(77,671)	(641,664)	(179,050)	(1,197,888)

Net decrease	(27,754)	(235,103)	(16,528)	(93,701)

Class R4 shares

Subscriptions	4,561	37,718	356	2,500

Distributions reinvested	88	731	—	—

Redemptions	(88)	(731)	—	—

Net increase	4,561	37,718	356	2,500

Class R5 shares

Subscriptions	267,588	2,177,535	786,118	5,395,567

Distributions reinvested	126,733	1,051,880	103,592	678,527

Redemptions	(227,977)	(1,816,707)	(766,108)	(5,199,968)

Net increase	166,344	1,412,708	123,602	874,126

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	9,546,746	75,182,372	6,978,357	48,424,003

Distributions reinvested	224,152	1,869,431	241,373	1,590,645

Redemptions	(11,035,722)	(90,684,851)	(10,818,295)	(74,433,013)

Net decrease	(1,264,824)	(13,633,048)	(3,598,565)	(24,418,365)

Class Z shares

Subscriptions	317,099	2,530,686	271,440	1,928,723

Distributions reinvested	8,225	68,434	3,588	23,573

Redemptions	(185,780)	(1,507,572)	(177,132)	(1,218,931)

Net increase	139,544	1,091,548	97,896	733,365

Total net decrease	(20,562,642)	(167,255,011)	(56,851,262)	(391,749,794)

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Large Core Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
Class A	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$7.75		$6.33		$5.78		$4.74	$4.30	$5.88

Income from investment operations:

Net investment income	0.04		0.09		0.08		0.06	0.05	0.09

Net realized and unrealized gain (loss)	0.47		1.42		0.51		1.02	0.54	(1.47)

Total from investment operations	0.51		1.51		0.59		1.08	0.59	(1.38)

Less distributions to shareholders:

Net investment income	(0.14)		(0.09)		(0.04)		(0.04)	(0.15)	(0.05)

Net realized gains	—		—		—		—	—	(0.15)

Total distributions to shareholders	(0.14)		(0.09)		(0.04)		(0.04)	(0.15)	(0.20)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$8.12		$7.75		$6.33		$5.78	$4.74	$4.30

Total return	6.58%		24.12%		10.25%		22.76%	14.03%	(23.19%)

Ratios to average net assets(b)

Total gross expenses	1.12	%(c)	1.18%		1.17%		1.18%	1.15%	0.96%

Total net expenses(d)	1.12	%(c)	1.16	%(e)	1.08	%(e)	1.12%	1.00%	0.95%

Net investment income	1.00	%(c)	1.28%		1.36%		1.19%	1.10%	2.11%

Supplemental data

Net assets, end of period (in thousands)	$3,142,581		$3,084,807		$2,800,422		$2,845,786	$2,688,843	$692,100

Portfolio turnover	34%		69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class B	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$7.71		$6.28		$5.74		$4.71	$4.27	$5.80

Income from investment operations:

Net investment income	0.01		0.04		0.04		0.02	0.01	0.06

Net realized and unrealized gain (loss)	0.47		1.42		0.50		1.01	0.54	(1.44)

Total from investment operations	0.48		1.46		0.54		1.03	0.55	(1.38)

Less distributions to shareholders:

Net investment income	(0.09)		(0.03)		—		—	(0.11)	—

Net realized gains	—		—		—		—	—	(0.15)

Total distributions to shareholders	(0.09)		(0.03)		—		—	(0.11)	(0.15)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$8.10		$7.71		$6.28		$5.74	$4.71	$4.27

Total return	6.15%		23.27%		9.41%		21.87%	13.03%	(23.68%)

Ratios to average net assets(b)

Total gross expenses	1.87	%(c)	1.93%		1.92%		1.93%	1.93%	1.73%

Total net expenses(d)	1.87	%(c)	1.91	%(e)	1.83	%(e)	1.88%	1.78%	1.71%

Net investment income	0.27	%(c)	0.54%		0.63%		0.44%	0.29%	1.35%

Supplemental data

Net assets, end of period (in thousands)	$69,085		$77,087		$83,451		$114,107	$153,326	$15,588

Portfolio turnover	34%		69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class C	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$7.61		$6.22		$5.68		$4.66	$4.24	$5.78

Income from investment operations:

Net investment income	0.01		0.04		0.03		0.02	0.01	0.06

Net realized and unrealized gain (loss)	0.46		1.40		0.51		1.00	0.53	(1.44)

Total from investment operations	0.47		1.44		0.54		1.02	0.54	(1.38)

Less distributions to shareholders:

Net investment income	(0.09)		(0.05)		—		—	(0.12)	(0.01)

Net realized gains	—		—		—		—	—	(0.15)

Total distributions to shareholders	(0.09)		(0.05)		—		—	(0.12)	(0.16)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$7.99		$7.61		$6.22		$5.68	$4.66	$4.24

Total return	6.10%		23.22%		9.51%		21.89%	12.97%	(23.66%)

Ratios to average net assets(b)

Total gross expenses	1.87	%(c)	1.93%		1.92%		1.94%	1.92%	1.72%

Total net expenses(d)	1.87	%(c)	1.91	%(e)	1.83	%(e)	1.88%	1.77%	1.71%

Net investment income	0.25	%(c)	0.53%		0.59%		0.44%	0.31%	1.35%

Supplemental data

Net assets, end of period (in thousands)	$32,408		$30,686		$25,903		$23,061	$21,982	$2,105

Portfolio turnover	34%		69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class I	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.81		$6.38	$5.82	$4.77	$4.33	$5.93

Income from investment operations:

Net investment income	0.06		0.12	0.11	0.09	0.08	0.11

Net realized and unrealized gain (loss)	0.47		1.43	0.51	1.02	0.53	(1.49)

Total from investment operations	0.53		1.55	0.62	1.11	0.61	(1.38)

Less distributions to shareholders:

Net investment income	(0.18)		(0.12)	(0.06)	(0.06)	(0.17)	(0.07)

Net realized gains	—		—	—	—	—	(0.15)

Total distributions to shareholders	(0.18)		(0.12)	(0.06)	(0.06)	(0.17)	(0.22)

Proceeds from regulatory settlements	—		—	0.00 (a)	—	—	—

Net asset value, end of period	$8.16		$7.81	$6.38	$5.82	$4.77	$4.33

Total return	6.73%		24.65%	10.85%	23.34%	14.38%	(22.90%)

Ratios to average net assets(b)

Total gross expenses	0.65	%(c)	0.67%	0.68%	0.71%	0.61%	0.56%

Total net expenses(d)	0.65	%(c)	0.66%	0.65%	0.69%	0.54%	0.56%

Net investment income	1.47	%(c)	1.78%	1.77%	1.62%	1.66%	2.51%

Supplemental data

Net assets, end of period (in thousands)	$302,119		$295,375	$279,293	$212,969	$314,251	$331,847

Portfolio turnover	34%		69%	71%	57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class K	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.80		$6.37	$5.80	$4.76	$4.32	$5.91

Income from investment operations:

Net investment income	0.05		0.10	0.09	0.08	0.06	0.10

Net realized and unrealized gain (loss)	0.47		1.43	0.52	1.00	0.54	(1.48)

Total from investment operations	0.52		1.53	0.61	1.08	0.60	(1.38)

Less distributions to shareholders:

Net investment income	(0.16)		(0.10)	(0.04)	(0.04)	(0.16)	(0.06)

Net realized gains	—		—	—	—	—	(0.15)

Total distributions to shareholders	(0.16)		(0.10)	(0.04)	(0.04)	(0.16)	(0.21)

Proceeds from regulatory settlements	—		—	0.00 (a)	—	—	—

Net asset value, end of period	$8.16		$7.80	$6.37	$5.80	$4.76	$4.32

Total return	6.58%		24.29%	10.57%	22.83%	14.14%	(23.05%)

Ratios to average net assets(b)

Total gross expenses	0.95	%(c)	0.97%	1.06%	0.97%	0.92%	0.86%

Total net expenses(d)	0.95	%(c)	0.96%	0.95%	0.96%	0.85%	0.78%

Net investment income	1.31	%(c)	1.47%	1.50%	1.39%	1.31%	2.28%

Supplemental data

Net assets, end of period (in thousands)	$27,958		$75,884	$61,446	$73,036	$162,519	$89,591

Portfolio turnover	34%		69%	71%	57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$7.75		$6.33		$5.77		$4.73	$4.30	$5.88

Income from investment operations:

Net investment income	0.03		0.07		0.06		0.05	0.03	0.08

Net realized and unrealized gain (loss)	0.46		1.43		0.52		1.01	0.54	(1.47)

Total from investment operations	0.49		1.50		0.58		1.06	0.57	(1.39)

Less distributions to shareholders:

Net investment income	(0.12)		(0.08)		(0.02)		(0.02)	(0.14)	(0.04)

Net realized gains	—		—		—		—	—	(0.15)

Total distributions to shareholders	(0.12)		(0.08)		(0.02)		(0.02)	(0.14)	(0.19)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$8.12		$7.75		$6.33		$5.77	$4.73	$4.30

Total return	6.34%		23.87%		10.11%		22.51%	13.43%	(23.30%)

Ratios to average net assets(b)

Total gross expenses	1.37	%(c)	1.43%		1.41%		1.44%	1.43%	1.32%

Total net expenses(d)	1.37	%(c)	1.41	%(e)	1.32	%(e)	1.38%	1.36%	1.16%

Net investment income	0.76	%(c)	1.02%		1.05%		0.92%	0.71%	1.92%

Supplemental data

Net assets, end of period (in thousands)	$4,158		$4,180		$3,522		$2,579	$2,194	$3

Portfolio turnover	34%		69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended
Class R4	(Unaudited)		July 31, 2013(a)
Per share data
Net asset value, beginning of period	$7.81		$7.02

Income from investment operations:

Net investment income	0.06		0.03

Net realized and unrealized gain	0.47		0.76

Total from investment operations	0.53		0.79

Less distributions to shareholders:

Net investment income	(0.16)		—

Total distributions to shareholders	(0.16)		—

Net asset value, end of period	$8.18		$7.81

Total return	6.75%		11.25%

Ratios to average net assets(b)

Total gross expenses	0.87	%(c)	0.92	%(c)

Total net expenses(d)	0.87	%(c)	0.92	%(c)

Net investment income	1.35	%(c)	1.25	%(c)

Supplemental data

Net assets, end of period (in thousands)	$40		$3

Portfolio turnover	34%		69%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R5	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$7.77		$6.35	$5.80	$4.75	$4.31	$5.90

Income from investment operations:

Net investment income	0.06		0.12	0.10	0.09	0.07	0.11

Net realized and unrealized gain (loss)	0.48		1.42	0.51	1.02	0.54	(1.48)

Total from investment operations	0.54		1.54	0.61	1.11	0.61	(1.37)

Less distributions to shareholders:

Net investment income	(0.18)		(0.12)	(0.06)	(0.06)	(0.17)	(0.07)

Net realized gains	—		—	—	—	—	(0.15)

Total distributions to shareholders	(0.18)		(0.12)	(0.06)	(0.06)	(0.17)	(0.22)

Proceeds from regulatory settlements	—		—	0.00 (a)	—	—	—

Net asset value, end of period	$8.13		$7.77	$6.35	$5.80	$4.75	$4.31

Total return	6.84%		24.55%	10.71%	23.38%	14.41%	(22.91%)

Ratios to average net assets(b)

Total gross expenses	0.70	%(c)	0.72%	0.80%	0.72%	0.68%	0.58%

Total net expenses(d)	0.70	%(c)	0.71%	0.70%	0.70%	0.61%	0.58%

Net investment income	1.41	%(c)	1.72%	1.72%	1.61%	1.46%	2.48%

Supplemental data

Net assets, end of period (in thousands)	$50,359		$46,858	$37,489	$31,225	$24,848	$3

Portfolio turnover	34%		69%	71%	57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class W	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$7.80		$6.37		$5.81		$4.73	$4.29	$5.86

Income from investment operations:

Net investment income	0.04		0.09		0.08		0.06	0.06	0.09

Net realized and unrealized gain (loss)	0.47		1.43		0.51		1.02	0.53	(1.47)

Total from investment operations	0.51		1.52		0.59		1.08	0.59	(1.38)

Less distributions to shareholders:

Net investment income	(0.14)		(0.09)		(0.03)		—	(0.15)	(0.04)

Net realized gains	—		—		—		—	—	(0.15)

Total distributions to shareholders	(0.14)		(0.09)		(0.03)		—	(0.15)	(0.19)

Proceeds from regulatory settlements	—		—		0.00	(a)	—	—	—

Net asset value, end of period	$8.17		$7.80		$6.37		$5.81	$4.73	$4.29

Total return	6.53%		24.15%		10.23%		22.83%	13.93%	(23.21%)

Ratios to average net assets(b)

Total gross expenses	1.12	%(c)	1.18%		1.18%		1.17%	1.05%	1.01%

Total net expenses(d)	1.12	%(c)	1.16	%(e)	1.08	%(e)	1.12%	0.98%	1.01%

Net investment income	0.95	%(c)	1.27%		1.35%		1.22%	1.27%	2.07%

Supplemental data

Net assets, end of period (in thousands)	$108,207		$113,166		$115,408		$141,510	$373,927	$725,762

Portfolio turnover	34%		69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Z	(Unaudited)		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.79		$6.36		$5.81		$4.98

Income from investment operations:

Net investment income	0.05		0.10		0.09		0.07

Net realized and unrealized gain	0.47		1.44		0.52		0.82

Total from investment operations	0.52		1.54		0.61		0.89

Less distributions to shareholders:

Net investment income	(0.16)		(0.11)		(0.06)		(0.06)

Total distributions to shareholders	(0.16)		(0.11)		(0.06)		(0.06)

Proceeds from regulatory settlements	—		—		0.00	(b)	—

Net asset value, end of period	$8.15		$7.79		$6.36		$5.81

Total return	6.65%		24.48%		10.59%		17.89%

Ratios to average net assets(c)

Total gross expenses	0.87	%(d)	0.93%		0.89%		0.89	%(d)

Total net expenses(e)	0.87	%(d)	0.91	%(f)	0.82	%(f)	0.83	%(d)

Net investment income	1.20	%(d)	1.51%		1.60%		1.52	%(d)

Supplemental data

Net assets, end of period (in thousands)	$5,133		$3,817		$2,496		$1,820

Portfolio turnover	34%		69%		71%		57%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	25

Columbia Large Core Quantitative Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the

26	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

Semiannual Report 2014	27

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

28	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	1,105,862	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	3,533,318
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(1,141,340)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	976

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the

Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Semiannual Report 2014	29

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.59% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $3,786.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

30	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class K	0.05
Class R	0.22
Class R4	0.22
Class R5	0.05
Class W	0.22
Class Z	0.22

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expire in January 2019. At January 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $80,503. The liability remaining at January 31, 2014 for non-recurring charges associated with the lease amounted to $48,632 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at January 31, 2014 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,478,000 and $1,237,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $613,315 for Class A, $10,896 for Class B and $708 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.18%	1.20%
Class B	1.93	1.95
Class C	1.93	1.95
Class I	0.77	0.75
Class K	1.07	1.05
Class R	1.43	1.45
Class R4	0.93	0.95
Class R5	0.82	0.80
Class W	1.18	1.20
Class Z	0.93	0.95

Semiannual Report 2014	31

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $3,093,158,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$699,026,000
Unrealized depreciation	(49,677,000)
Net unrealized appreciation	$649,349,000

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	1,028,828,221
2018	581,756,731
2019	15,318,985
Total	1,625,903,937

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,281,767,369 and $1,499,006,622, respectively, for the six months ended January 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 11.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $246,717 based on the estimated amounts recoverable for the notes and recognized realized losses of $2.3 million. The estimates of the amounts recoverable for the notes are based on the current information regarding the claim provided by the bankruptcy court and any amounts received as payments for the claim, which provide an indication of amounts recoverable through the bankruptcy proceedings. To date, the Fund has received $539,519 on this claim. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At January 31, 2014, the value of the receivable balances was approximately $14,365, which represented less than 0.01% of the Fund’s net assets.

32	Semiannual Report 2014

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia Large Core Quantitative Fund

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Columbia Large Core Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	37

Columbia Large Core Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR177_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Large Value Quantitative Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Large Value Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Large Value Quantitative Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Large Value Quantitative Fund (the Fund) Class A shares returned 4.84% excluding sales charges for the six-month period that ended January 31, 2014.

>	The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 4.63% for the same six-month period.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	08/01/08
Excluding sales charges		4.84	20.71	19.94	6.85
Including sales charges		-1.20	13.76	18.51	5.71
Class B	08/01/08
Excluding sales charges		4.38	19.83	19.03	6.04
Including sales charges		-0.53	14.83	18.83	5.93
Class C	08/01/08
Excluding sales charges		4.32	19.80	18.97	6.02
Including sales charges		3.33	18.80	18.97	6.02
Class I	08/01/08	5.11	21.35	20.42	7.28
Class K	08/01/08	4.84	20.93	20.05	6.98
Class R	08/01/08	4.71	20.55	19.57	6.54
Class T*	03/07/11
Excluding sales charges		4.68	20.71	19.87	6.80
Including sales charges		-1.35	13.75	18.45	5.66
Class W	08/01/08	4.69	20.59	19.85	6.78
Class Z*	09/27/10	4.80	21.00	20.12	7.00
Russell 1000 Value Index		4.63	20.02	18.69	8.08

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at January 31, 2014)
Pfizer, Inc.	3.8
JPMorgan Chase & Co.	3.4
Exxon Mobil Corp.	3.0
Chevron Corp.	3.0
Cisco Systems, Inc.	2.9
ConocoPhillips	2.4
CVS Caremark Corp.	2.4
Caterpillar, Inc.	2.2
Medtronic, Inc.	2.2
Phillips 66	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at January 31, 2014)
Common Stocks	98.4
Consumer Discretionary	5.7
Consumer Staples	6.2
Energy	14.9
Financials	28.4
Health Care	12.6
Industrials	10.8
Information Technology	8.5
Materials	2.7
Telecommunication Services	2.1
Utilities	6.5
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report 2014	3

Columbia Large Value Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.40	1,019.26	6.09	6.01	1.18
Class B	1,000.00	1,000.00	1,043.80	1,015.48	9.94	9.80	1.93
Class C	1,000.00	1,000.00	1,043.20	1,015.48	9.94	9.80	1.93
Class I	1,000.00	1,000.00	1,051.10	1,021.37	3.93	3.87	0.76
Class K	1,000.00	1,000.00	1,048.40	1,019.96	5.37	5.30	1.04
Class R	1,000.00	1,000.00	1,047.10	1,018.00	7.38	7.27	1.43
Class T	1,000.00	1,000.00	1,046.80	1,019.00	6.35	6.26	1.23
Class W	1,000.00	1,000.00	1,046.90	1,019.26	6.09	6.01	1.18
Class Z	1,000.00	1,000.00	1,048.00	1,020.52	4.80	4.74	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%
Issuer	Shares	Value ($)
Consumer Discretionary 5.7%
Automobiles 0.3%

Ford Motor Co.	127,900	1,913,384

Hotels, Restaurants & Leisure 0.1%

Hyatt Hotels Corp., Class A(a)	17,400	831,546

Household Durables 1.0%

Harman International Industries, Inc.	24,900	2,575,407

Whirlpool Corp.	30,300	4,038,990

Total		6,614,397

Media 3.1%

Comcast Corp., Class A	239,000	13,013,550

Gannett Co., Inc.	73,700	2,028,961

Graham Holdings Co., Class B	9,167	5,739,092

Total		20,781,603

Specialty Retail 1.2%

Best Buy Co., Inc.	271,300	6,386,402

GameStop Corp., Class A	44,000	1,543,080

Total		7,929,482

Total Consumer Discretionary		38,070,412

Consumer Staples 6.2%
Food & Staples Retailing 2.3%

CVS Caremark Corp.	229,000	15,507,880

Food Products 3.0%

Archer-Daniels-Midland Co.	169,200	6,680,016

Tyson Foods, Inc., Class A	358,500	13,407,900

Total		20,087,916

Household Products 0.9%

Kimberly-Clark Corp.	7,500	820,275

Procter & Gamble Co. (The)	67,200	5,148,864

Total		5,969,139

Total Consumer Staples		41,564,935

Energy 14.9%
Energy Equipment & Services 1.0%

National Oilwell Varco, Inc.	89,000	6,675,890

Oil, Gas & Consumable Fuels 13.9%

Chevron Corp.	174,200	19,445,946

ConocoPhillips	241,400	15,678,930

Exxon Mobil Corp.(b)	216,500	19,952,640

Marathon Oil Corp.	281,200	9,220,548

Phillips 66	196,600	14,369,494

Valero Energy Corp.	272,100	13,904,310

Total		92,571,868

Total Energy		99,247,758

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 28.4%
Capital Markets 4.9%

American Capital Ltd.(a)	404,700	6,317,367

BlackRock, Inc.	38,600	11,598,142

Goldman Sachs Group, Inc. (The)	27,400	4,496,888

State Street Corp.	149,300	9,995,635

Total		32,408,032

Commercial Banks 4.2%

Comerica, Inc.	133,100	6,095,980

Fifth Third Bancorp	572,400	12,031,848

KeyCorp	126,900	1,619,244

Popular, Inc.(a)	102,200	2,698,080

Wells Fargo & Co.	121,900	5,526,946

Total		27,972,098

Consumer Finance 2.4%

Capital One Financial Corp.	62,200	4,391,942

Discover Financial Services	221,200	11,867,380

Total		16,259,322

Diversified Financial Services 6.2%

Bank of America Corp.	83,900	1,405,325

Berkshire Hathaway, Inc., Class B(a)	37,300	4,162,680

Citigroup, Inc.	283,200	13,432,176

JPMorgan Chase & Co.	408,100	22,592,416

Total		41,592,597

Insurance 7.1%

Aon PLC	131,900	10,612,674

Axis Capital Holdings Ltd.	102,000	4,592,040

Everest Re Group Ltd.	22,400	3,242,624

Lincoln National Corp.	141,900	6,815,457

MBIA, Inc.(a)	59,700	653,118

PartnerRe Ltd.	31,100	3,053,087

Protective Life Corp.	39,800	1,950,598

Prudential Financial, Inc.	149,300	12,599,427

Reinsurance Group of America, Inc.	10,200	761,634

Travelers Companies, Inc. (The)	38,100	3,096,768

Total		47,377,427

Real Estate Investment Trusts (REITs) 3.6%

Annaly Capital Management, Inc.	224,000	2,412,480

Corrections Corp. of America	7,200	241,704

Public Storage	68,400	10,779,156

Simon Property Group, Inc.	69,700	10,792,348

Total		24,225,688

Total Financials		189,835,164

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.6%
Health Care Equipment & Supplies 2.8%

Hill-Rom Holdings, Inc.	119,900	4,348,773

Medtronic, Inc.	256,300	14,496,328

Total		18,845,101

Health Care Providers & Services 2.7%

Cardinal Health, Inc.	57,200	3,890,744

Health Net, Inc.(a)	69,700	2,292,433

WellPoint, Inc.	136,900	11,773,400

Total		17,956,577

Pharmaceuticals 7.1%

Eli Lilly & Co.	216,500	11,693,165

Johnson & Johnson	68,400	6,051,348

Merck & Co., Inc.	92,100	4,878,537

Pfizer, Inc.	821,300	24,967,520

Total		47,590,570

Total Health Care		84,392,248

Industrials 10.8%
Aerospace & Defense 2.5%

General Dynamics Corp.	109,000	11,042,790

Raytheon Co.	62,200	5,913,354

Total		16,956,144

Airlines 1.9%

Southwest Airlines Co.	612,200	12,825,590

Construction & Engineering 0.1%

AECOM Technology Corp.(a)	29,000	831,430

Electrical Equipment 1.7%

Emerson Electric Co.	172,900	11,401,026

Industrial Conglomerates 1.3%

General Electric Co.	338,400	8,503,992

Machinery 3.1%

Caterpillar, Inc.	156,800	14,725,088

IDEX Corp.	77,500	5,580,775

Total		20,305,863

Professional Services 0.2%

Manpowergroup, Inc.	17,400	1,355,460

Total Industrials		72,179,505

Information Technology 8.6%
Communications Equipment 2.8%

Cisco Systems, Inc.	863,500	18,919,285

Common Stocks (continued)
Issuer	Shares	Value ($)
Computers & Peripherals 2.5%

Apple, Inc.	27,100	13,566,260

Western Digital Corp.	32,800	2,826,376

Total		16,392,636

Semiconductors & Semiconductor Equipment 1.5%

First Solar, Inc.(a)	53,400	2,700,972

Intel Corp.	293,700	7,207,398

Total		9,908,370

Software 1.8%

CA, Inc.	328,500	10,538,280

Synopsys, Inc.(a)	34,800	1,387,128

Total		11,925,408

Total Information Technology		57,145,699

Materials 2.7%
Chemicals 1.1%

CF Industries Holdings, Inc.	14,600	3,370,556

PPG Industries, Inc.	22,400	4,084,864

Total		7,455,420

Containers & Packaging 0.4%

Rock-Tenn Co., Class A	24,900	2,526,852

Paper & Forest Products 1.2%

International Paper Co.	169,200	8,077,608

Total Materials		18,059,880

Telecommunication Services 2.1%
Diversified Telecommunication Services 2.1%

AT&T, Inc.	206,600	6,883,912

CenturyLink, Inc.	253,800	7,324,668

Total		14,208,580

Total Telecommunication Services		14,208,580

Utilities 6.5%
Electric Utilities 1.7%

Edison International	183,100	8,818,096

Exelon Corp.	94,100	2,728,900

Total		11,546,996

Independent Power Producers & Energy Traders 1.6%

AES Corp. (The)	751,600	10,567,496

Multi-Utilities 3.2%

Ameren Corp.	248,900	9,418,376

Public Service Enterprise Group, Inc.	363,300	12,112,422

Total		21,530,798

Total Utilities		43,645,290

Total Common Stocks
(Cost: $607,025,322)		658,349,471

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Money Market Funds 1.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.077%(c)(d)	10,553,428	10,553,428

Total Money Market Funds
(Cost: $10,553,428)		10,553,428

Total Investments
(Cost: $617,578,750)		668,902,899

Other Assets & Liabilities, Net		(659,965)

Net Assets		668,242,934

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, securities totaling $857,088 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	24	USD	10,659,600	03/2014	—	(280,083)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	The rate shown is the seven-day current annualized yield at January 31, 2014.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,589,398	317,192,985	(313,228,955)	10,553,428	5,377	10,553,428

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	38,070,412	—	—	38,070,412

Consumer Staples	41,564,935	—	—	41,564,935

Energy	99,247,758	—	—	99,247,758

Financials	189,835,164	—	—	189,835,164

Health Care	84,392,248	—	—	84,392,248

Industrials	72,179,505	—	—	72,179,505

Information Technology	57,145,699	—	—	57,145,699

Materials	18,059,880	—	—	18,059,880

Telecommunication Services	14,208,580	—	—	14,208,580

Utilities	43,645,290	—	—	43,645,290

Total Equity Securities	658,349,471	—	—	658,349,471

Mutual Funds

Money Market Funds	10,553,428	—	—	10,553,428

Total Mutual Funds	10,553,428	—	—	10,553,428

Investments in Securities	668,902,899	—	—	668,902,899

Derivatives

Liabilities

Futures Contracts	(280,083)	—	—	(280,083)

Total	668,622,816	—	—	668,622,816

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $607,025,322)	$658,349,471

Affiliated issuers (identified cost $10,553,428)	10,553,428

Total investments (identified cost $617,578,750)	668,902,899

Cash	662

Receivable for:

Capital shares sold	998,886

Dividends	406,111

Expense reimbursement due from Investment Manager	291

Prepaid expenses	1,974

Trustees’ deferred compensation plan	36,543

Other assets	6,495

Total assets	670,353,861

Liabilities

Payable for:

Capital shares purchased	1,919,071

Variation margin	29,957

Investment management fees	12,505

Distribution and/or service fees	2,447

Transfer agent fees	54,339

Administration fees	1,082

Compensation of board members	22,993

Other expenses	31,990

Trustees’ deferred compensation plan	36,543

Total liabilities	2,110,927

Net assets applicable to outstanding capital stock	$668,242,934

Represented by

Paid-in capital	$643,820,948

Excess of distributions over net investment income	(304,836)

Accumulated net realized loss	(26,317,244)

Unrealized appreciation (depreciation) on:

Investments	51,324,149

Futures contracts	(280,083)

Total — representing net assets applicable to outstanding capital stock	$668,242,934

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$21,732,272

Shares outstanding	2,554,584

Net asset value per share	$8.51

Maximum offering price per share(a)	$9.03

Class B

Net assets	$674,851

Shares outstanding	79,678

Net asset value per share	$8.47

Class C

Net assets	$5,118,081

Shares outstanding	612,263

Net asset value per share	$8.36

Class I

Net assets	$309,742,889

Shares outstanding	36,160,689

Net asset value per share	$8.57

Class K

Net assets	$8,548

Shares outstanding	1,000

Net asset value per share	$8.55

Class R

Net assets	$8,526

Shares outstanding	1,000

Net asset value per share	$8.53

Class T

Net assets	$80,083,767

Shares outstanding	9,433,680

Net asset value per share	$8.49

Maximum offering price per share(a)	$9.01

Class W

Net assets	$213,483,518

Shares outstanding	24,956,238

Net asset value per share	$8.55

Class Z

Net assets	$37,390,482

Shares outstanding	4,366,399

Net asset value per share	$8.56

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Large Value Quantitative Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$4,512,618
Dividends — affiliated issuers	5,377
Interest	1,502

Total income	4,519,497

Expenses:
Investment management fees	1,442,813
Distribution and/or service fees
Class A	27,126
Class B	3,639
Class C	24,143
Class R	22
Class T	122,307
Class W	224,107
Transfer agent fees
Class A	21,534
Class B	724
Class C	4,788
Class K	2
Class R	9
Class T	81,002
Class W	177,295
Class Z	32,917
Administration fees	125,322
Plan administration fees
Class K	11
Compensation of board members	10,006
Custodian fees	5,132
Printing and postage fees	30,272
Registration fees	55,938
Professional fees	15,523
Other	6,621

Total expenses	2,411,253
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(141,933)

Total net expenses	2,269,320

Net investment income	2,250,177

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,777,871
Futures contracts	653,048
Increase from payment by affiliate (see Note 3)	86,655

Net realized gain	17,517,574
Net change in unrealized appreciation (depreciation) on:
Investments	(13,440,773)
Futures contracts	(434,604)

Net change in unrealized appreciation (depreciation)	(13,875,377)

Net realized and unrealized gain	3,642,197

Net increase in net assets resulting from operations	$5,892,374

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations

Net investment income	$2,250,177	$6,142,895

Net realized gain	17,517,574	38,207,841

Net change in unrealized appreciation (depreciation)	(13,875,377)	33,789,353

Net increase in net assets resulting from operations	5,892,374	78,140,089

Distributions to shareholders

Net investment income

Class A	(240,457)	(410,038)

Class B	(2,811)	(14,899)

Class C	(20,223)	(48,116)

Class I	(1,855,144)	(2,238,848)

Class K	(111)	(234)

Class R	(77)	(212)

Class T	(845,658)	(2,108,581)

Class W	(2,110,688)	(1,917,320)

Class Z	(493,974)	(1,561,721)

Net realized gains

Class A	(1,202,873)	(332,353)

Class B	(38,735)	(18,717)

Class C	(278,625)	(50,340)

Class I	(6,760,345)	(1,623,067)

Class K	(492)	(186)

Class R	(492)	(186)

Class T	(4,417,991)	(1,748,004)

Class W	(10,558,594)	(1,552,784)

Class Z	(2,030,375)	(1,174,463)

Total distributions to shareholders	(30,857,665)	(14,800,069)

Increase (decrease) in net assets from capital stock activity	335,558,040	42,083,575

Total increase in net assets	310,592,749	105,423,595

Net assets at beginning of period	357,650,185	252,226,590

Net assets at end of period	$668,242,934	$357,650,185

Undistributed (excess of distributions over) net investment income	$(304,836)	$3,014,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	379,715	3,318,974	868,861	6,798,757

Distributions reinvested	155,573	1,347,260	92,843	666,612

Redemptions	(305,228)	(2,682,201)	(372,861)	(2,840,868)

Net increase	230,060	1,984,033	588,843	4,624,501

Class B shares

Subscriptions	2,568	21,580	18,112	141,134

Distributions reinvested	4,163	35,928	3,788	27,162

Redemptions(a)	(14,578)	(127,399)	(51,772)	(403,808)

Net decrease	(7,847)	(69,891)	(29,872)	(235,512)

Class C shares

Subscriptions	156,473	1,343,000	260,005	2,025,902

Distributions reinvested	23,823	202,976	10,776	76,292

Redemptions	(38,434)	(331,307)	(74,322)	(565,857)

Net increase	141,862	1,214,669	196,459	1,536,337

Class I shares

Subscriptions	33,254,585	300,110,203	517,443	3,969,148

Distributions reinvested	989,126	8,615,285	534,871	3,861,771

Redemptions	(5,532,338)	(48,368,763)	(2,713,990)	(21,622,654)

Net increase (decrease)	28,711,373	260,356,725	(1,661,676)	(13,791,735)

Class T shares

Subscriptions	31,145	273,181	65,314	498,022

Distributions reinvested	517,207	4,468,666	452,811	3,246,657

Redemptions	(445,252)	(3,902,870)	(959,205)	(7,318,278)

Net increase (decrease)	103,100	838,977	(441,080)	(3,573,599)

Class W shares

Subscriptions	11,210,992	101,584,354	16,585,921	133,645,479

Distributions reinvested	1,454,500	12,668,692	480,566	3,469,688

Redemptions	(5,685,591)	(51,484,730)	(7,929,359)	(61,129,825)

Net increase	6,979,901	62,768,316	9,137,128	75,985,342

Class Z shares

Subscriptions	1,392,659	12,571,683	1,011,672	7,726,783

Distributions reinvested	39,565	345,004	35,065	253,521

Redemptions	(506,471)	(4,451,476)	(3,860,270)	(30,442,063)

Net increase (decrease)	925,753	8,465,211	(2,813,533)	(22,461,759)

Total net increase	37,084,202	335,558,040	4,976,269	42,083,575

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class A	(Unaudited)		2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.67		$6.96		$6.36		$8.19		$7.78	$9.14	$10.16

Income from investment operations:

Net investment income	0.05		0.16		0.12		0.09		0.08	0.12	0.04

Net realized and unrealized gain (loss)	0.38		1.97		1.23		0.11		0.70	(1.43)	(1.06)

Increase from payments by affiliate	0.00	(c)	—		—		—		—	—	—

Total from investment operations	0.43		2.13		1.35		0.20		0.78	(1.31)	(1.02)

Less distributions to shareholders:

Net investment income	(0.10)		(0.23)		(0.08)		(0.09)		(0.07)	(0.05)	—

Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.59)		(0.42)		(0.75)		(2.03)		(0.37)	(0.05)	—

Net asset value, end of period	$8.51		$8.67		$6.96		$6.36		$8.19	$7.78	$9.14

Total return	4.84%		31.78%		22.47%		0.01%		10.28%	(14.23%)	(10.04%)

Ratios to average net assets(d)

Total gross expenses	1.25	%(e)	1.32%		1.38	%(e)	1.33%		1.19%	1.34%	4.14	%(e)

Total net expenses(f)	1.18	%(e)	1.16	%(g)	1.11	%(e)(h)	1.14	%(h)	1.19%	1.26%	1.28	%(e)

Net investment income	1.10	%(e)	2.05	%(g)	2.16	%(e)(h)	1.25	%(h)	1.04%	1.83%	2.91	%(e)

Supplemental data

Net assets, end of period (in thousands)	$21,732		$20,163		$12,084		$11,757		$3,009	$1,434	$395

Portfolio turnover	51%		103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class B	(Unaudited)		2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.61		$6.89		$6.28		$8.12		$7.71	$9.13	$10.16

Income from investment operations:

Net investment income	0.02		0.10		0.08		0.04		0.03	0.07	0.02

Net realized and unrealized gain (loss)	0.37		1.95		1.22		0.12		0.68	(1.44)	(1.05)

Increase from payments by affiliate	0.00	(c)	—		—		—		—	—	—

Total from investment operations	0.39		2.05		1.30		0.16		0.71	(1.37)	(1.03)

Less distributions to shareholders:

Net investment income	(0.04)		(0.14)		(0.02)		(0.06)		—	(0.05)	—

Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.53)		(0.33)		(0.69)		(2.00)		(0.30)	(0.05)	—

Net asset value, end of period	$8.47		$8.61		$6.89		$6.28		$8.12	$7.71	$9.13

Total return	4.38%		30.79%		21.79%		(0.64%)		9.37%	(14.94%)	(10.14%)

Ratios to average net assets(d)

Total gross expenses	2.00	%(e)	2.07%		2.14	%(e)	2.10%		1.96%	2.10%	5.06	%(e)

Total net expenses(f)	1.93	%(e)	1.91	%(g)	1.86	%(e)(h)	1.88	%(h)	1.96%	2.02%	2.04	%(e)

Net investment income	0.36	%(e)	1.37	%(g)	1.49	%(e)(h)	0.48	%(h)	0.39%	1.04%	1.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$675		$754		$809		$1,215		$226	$58	$19

Portfolio turnover	51%		103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class C	(Unaudited)		2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.51		$6.84		$6.25		$8.09		$7.74	$9.12	$10.16

Income from investment operations:

Net investment income	0.01		0.10		0.08		0.04		0.03	0.07	0.02

Net realized and unrealized gain (loss)	0.37		1.93		1.22		0.11		0.67	(1.43)	(1.06)

Increase from payments by affiliate	0.00	(c)	—		—		—		—	—	—

Total from investment operations	0.38		2.03		1.30		0.15		0.70	(1.36)	(1.04)

Less distributions to shareholders:

Net investment income	(0.04)		(0.17)		(0.04)		(0.05)		(0.05)	(0.02)	—

Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.53)		(0.36)		(0.71)		(1.99)		(0.35)	(0.02)	—

Net asset value, end of period	$8.36		$8.51		$6.84		$6.25		$8.09	$7.74	$9.12

Total return	4.32%		30.81%		21.93%		(0.82%)		9.36%	(14.87%)	(10.24%)

Ratios to average net assets(d)

Total gross expenses	2.00	%(e)	2.07%		2.13	%(e)	2.04%		1.97%	2.12%	5.15	%(e)

Total net expenses(f)	1.93	%(e)	1.91	%(g)	1.86	%(e)(h)	1.85	%(h)	1.97%	2.01%	2.04	%(e)

Net investment income	0.33	%(e)	1.27	%(g)	1.39	%(e)(h)	0.50	%(h)	0.35%	1.05%	1.37	%(e)

Supplemental data

Net assets, end of period (in thousands)	$5,118		$4,001		$1,873		$1,735		$94	$27	$9

Portfolio turnover	51%		103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class I	(Unaudited)		2013	2012(a)		2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.74		$7.01	$6.40		$8.23	$7.81	$9.14	$10.16

Income from investment operations:

Net investment income	0.05		0.19	0.15		0.13	0.11	0.15	0.04

Net realized and unrealized gain (loss)	0.41		1.98	1.23		0.10	0.70	(1.43)	(1.06)

Increase from payments by affiliate	0.00	(c)	—	—		—	—	—	—

Total from investment operations	0.46		2.17	1.38		0.23	0.81	(1.28)	(1.02)

Less distributions to shareholders:

Net investment income	(0.14)		(0.25)	(0.10)		(0.12)	(0.09)	(0.05)	—

Net realized gains	(0.49)		(0.19)	(0.67)		(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.63)		(0.44)	(0.77)		(2.06)	(0.39)	(0.05)	—

Net asset value, end of period	$8.57		$8.74	$7.01		$6.40	$8.23	$7.81	$9.14

Total return	5.11%		32.32%	22.92%		0.37%	10.71%	(13.87%)	(10.04%)

Ratios to average net assets(d)

Total gross expenses	0.81	%(e)	0.83%	0.87	%(e)	0.88%	0.77%	0.88%	3.83	%(e)

Total net expenses(f)	0.76	%(e)	0.73%	0.74	%(e)	0.84%	0.77%	0.88%	0.91	%(e)

Net investment income	1.08	%(e)	2.52%	2.65	%(e)	1.66%	1.37%	2.22%	2.55	%(e)

Supplemental data

Net assets, end of period (in thousands)	$309,743		$65,134	$63,878		$81,686	$69,800	$60,019	$8,359

Portfolio turnover	51%		103%	73%		90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class K	(Unaudited)		2013	2012(a)		2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.72		$6.99	$6.38		$8.20	$7.79	$9.14	$10.16

Income from investment operations:

Net investment income	0.06		0.17	0.14		0.11	0.08	0.14	0.04

Net realized and unrealized gain (loss)	0.37		1.98	1.23		0.10	0.70	(1.44)	(1.06)

Increase from payments by affiliate	0.00	(c)	—	—		—	—	—	—

Total from investment operations	0.43		2.15	1.37		0.21	0.78	(1.30)	(1.02)

Less distributions to shareholders:

Net investment income	(0.11)		(0.23)	(0.09)		(0.09)	(0.07)	(0.05)	—

Net realized gains	(0.49)		(0.19)	(0.67)		(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.60)		(0.42)	(0.76)		(2.03)	(0.37)	(0.05)	—

Net asset value, end of period	$8.55		$8.72	$6.99		$6.38	$8.20	$7.79	$9.14

Total return	4.84%		32.01%	22.68%		0.11%	10.37%	(14.12%)	(10.04%)

Ratios to average net assets(d)

Total gross expenses	1.11	%(e)	1.13%	1.17	%(e)	1.17%	1.09%	1.25%	4.26	%(e)

Total net expenses(f)	1.04	%(e)	1.01%	1.04	%(e)	1.09%	1.09%	1.08%	1.21	%(e)

Net investment income	1.25	%(e)	2.23%	2.39	%(e)	1.41%	1.04%	2.08%	2.18	%(e)

Supplemental data

Net assets, end of period (in thousands)	$9		$9	$7		$13	$15	$14	$9

Portfolio turnover	51%		103%	73%		90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class R	(Unaudited)		2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.68		$6.97		$6.36		$8.17		$7.77	$9.13	$10.16

Income from investment operations:

Net investment income	0.04		0.14		0.11		0.08		0.05	0.10	0.03

Net realized and unrealized gain (loss)	0.38		1.97		1.23		0.11		0.69	(1.43)	(1.06)

Increase from payments by affiliate	0.00	(c)	—		—		—		—	—	—

Total from investment operations	0.42		2.11		1.34		0.19		0.74	(1.33)	(1.03)

Less distributions to shareholders:

Net investment income	(0.08)		(0.21)		(0.06)		(0.06)		(0.04)	(0.03)	—

Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.57)		(0.40)		(0.73)		(2.00)		(0.34)	(0.03)	—

Net asset value, end of period	$8.53		$8.68		$6.97		$6.36		$8.17	$7.77	$9.13

Total return	4.71%		31.42%		22.23%		(0.15%)		9.75%	(14.46%)	(10.14%)

Ratios to average net assets(d)

Total gross expenses	1.52	%(e)	1.57%		1.65	%(e)	1.62%		1.54%	1.82%	4.76	%(e)

Total net expenses(f)	1.43	%(e)	1.41	%(g)	1.36	%(e)(h)	1.45	%(h)	1.54%	1.55%	1.71	%(e)

Net investment income	0.86	%(e)	1.83	%(g)	1.91	%(e)(h)	1.04	%(h)	0.59%	1.59%	1.70	%(e)

Supplemental data

Net assets, end of period (in thousands)	$9		$9		$7		$6		$8	$8	$9

Portfolio turnover	51%		103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class T	(Unaudited)		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$8.66		$6.95		$6.35		$7.95

Income from investment operations:

Net investment income	0.05		0.16		0.12		0.05

Net realized and unrealized gain (loss)	0.37		1.96		1.23		(1.07)

Total from investment operations	0.42		2.12		1.35		(1.02)

Less distributions to shareholders:

Net investment income	(0.10)		(0.22)		(0.08)		—

Net realized gains	(0.49)		(0.19)		(0.67)		(0.58)

Total distributions to shareholders	(0.59)		(0.41)		(0.75)		(0.58)

Net asset value, end of period	$8.49		$8.66		$6.95		$6.35

Total return	4.68%		31.74%		22.55%		(13.95%)

Ratios to average net assets(c)

Total gross expenses	1.30	%(d)	1.37%		1.43	%(d)	1.30	%(d)

Total net expenses(e)	1.23	%(d)	1.21	%(f)	1.16	%(d)(g)	1.10	%(d)(g)

Net investment income	1.05	%(d)	2.03	%(f)	2.09	%(d)(g)	1.23	%(d)(g)

Supplemental data

Net assets, end of period (in thousands)	$80,084		$80,761		$67,879		$61,361

Portfolio turnover	51%		103%		73%		90%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class W	(Unaudited)		2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$8.72		$7.00		$6.37		$8.19		$7.78	$9.14	$10.16

Income from investment operations:

Net investment income	0.05		0.15		0.12		0.10		0.07	0.12	0.03

Net realized and unrealized gain (loss)	0.37		1.99		1.24		0.10		0.71	(1.44)	(1.05)

Increase from payments by affiliate	0.00	(c)	—		—		—		—	—	—

Total from investment operations	0.42		2.14		1.36		0.20		0.78	(1.32)	(1.02)

Less distributions to shareholders:

Net investment income	(0.10)		(0.23)		(0.06)		(0.08)		(0.07)	(0.04)	—

Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.59)		(0.42)		(0.73)		(2.02)		(0.37)	(0.04)	—

Net asset value, end of period	$8.55		$8.72		$7.00		$6.37		$8.19	$7.78	$9.14

Total return	4.69%		31.75%		22.47%		(0.03%)		10.30%	(14.39%)	(10.04%)

Ratios to average net assets(d)

Total gross expenses	1.25	%(e)	1.32%		1.38	%(e)	1.36%		1.20%	1.19%	4.42	%(e)

Total net expenses(f)	1.18	%(e)	1.16	%(g)	1.11	%(e)(h)	1.23	%(h)	1.20%	1.19%	1.36	%(e)

Net investment income	1.05	%(e)	1.98	%(g)	2.13	%(e)(h)	1.27	%(h)	0.88%	1.77%	2.09	%(e)

Supplemental data

Net assets, end of period (in thousands)	$213,484		$156,758		$61,854		$69,221		$173,685	$237,105	$9

Portfolio turnover	51%		103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended September 30,
Class Z	(Unaudited)		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$8.74		$7.01		$6.40		$8.23		$8.23

Income from investment operations:

Net investment income	0.06		0.18		0.14		0.11		0.01

Net realized and unrealized gain (loss)	0.37		1.98		1.23		0.12		(0.01)

Increase from payments by affiliate	0.00	(c)	—		—		—		—

Total from investment operations	0.43		2.16		1.37		0.23		0.00

Less distributions to shareholders:

Net investment income	(0.12)		(0.24)		(0.09)		(0.12)		—

Net realized gains	(0.49)		(0.19)		(0.67)		(1.94)		—

Total distributions to shareholders	(0.61)		(0.43)		(0.76)		(2.06)		—

Net asset value, end of period	$8.56		$8.74		$7.01		$6.40		$8.23

Total return	4.80%		32.15%		22.74%		0.32%		0.00	%(c)

Ratios to average net assets(d)

Total gross expenses	1.00	%(e)	1.08%		1.13	%(e)	1.05%		1.03	%(e)

Total net expenses(f)	0.93	%(e)	0.90	%(g)	0.86	%(e)(h)	0.85	%(h)	1.03	%(e)

Net investment income	1.33	%(e)	2.40	%(g)	2.39	%(e)(h)	1.44	%(h)	16.13	%(e)

Supplemental data

Net assets, end of period (in thousands)	$37,390		$30,062		$43,836		$74,993		$3

Portfolio turnover	51%		103%		73%		90%		99%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 31, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Large Value Quantitative Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Large Value Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class T, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the

24	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master

Semiannual Report 2014	25

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	280,083	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

26	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	653,048
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(434,604)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	200

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Semiannual Report 2014	27

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.69% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $937.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The

Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class T	0.20
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

28	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $28,000 and $16,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares. The annualized effective shareholder services fee rate for the six months ended January 31, 2014 was 0.30% of the Fund’s average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

$23,628 for Class A, $1 for Class B, $236 for Class C and $3,101 for Class T shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014 (%)	Prior to December 1, 2013 (%)
Class A	1.18	1.18
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.77	0.73
Class K	1.07	1.03
Class R	1.43	1.43
Class T	1.23	1.23
Class W	1.18	1.18
Class Z	0.93	0.93

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Semiannual Report 2014	29

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $617,579,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$59,924,000
Unrealized depreciation	(8,600,000)
Net unrealized appreciation	$51,324,000

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	41,545,511

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $524,531,837 and $217,392,219, respectively, for the six months ended January 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 77.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

30	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

(Ameriprise Financial)) entered into settlement agreements

with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014	31

Columbia Large Value Quantitative Fund

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32	Semiannual Report 2014

Columbia Large Value Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	33

Columbia Large Value Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR179_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Limited Duration Credit Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Limited Duration Credit Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Limited Duration Credit Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Limited Duration Credit Fund (the Fund) Class A shares returned 1.59% excluding sales charges for the six months ended January 31, 2014.

>	The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which advanced 1.90% during the same time period.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		1.59	1.62	6.04	3.74
Including sales charges		-1.45	-1.40	5.41	3.43
Class B	06/19/03
Excluding sales charges		1.11	0.76	5.25	2.95
Including sales charges		-3.84	-4.16	4.92	2.95
Class C	06/19/03
Excluding sales charges		1.11	0.86	5.25	2.96
Including sales charges		0.12	-0.12	5.25	2.96
Class I*	03/04/04	1.69	2.01	6.43	4.10
Class K	06/19/03	1.53	1.71	6.12	3.91
Class R4*	02/28/13	1.72	1.88	6.10	3.76
Class R5*	11/08/12	1.66	1.96	6.13	3.78
Class W*	12/01/06	1.48	1.62	6.01	3.71
Class Y*	03/19/13	1.68	1.95	6.11	3.77
Class Z*	09/27/10	1.62	1.88	6.21	3.82
Barclays U.S. 1-5 Year Corporate Index		1.90	2.10	6.05	4.32

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Corporate Bonds & Notes	82.5
Money Market Funds	17.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at January 31, 2014)
AA rating	0.5
A rating	11.3
BBB rating	85.3
Non-investment grade	2.9
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Semiannual Report 2014	3

Columbia Limited Duration Credit Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.90	1,020.97	4.27	4.28	0.84
Class B	1,000.00	1,000.00	1,011.10	1,017.19	8.06	8.08	1.59
Class C	1,000.00	1,000.00	1,011.10	1,017.19	8.06	8.08	1.59
Class I	1,000.00	1,000.00	1,016.90	1,022.89	2.34	2.35	0.46
Class K	1,000.00	1,000.00	1,015.30	1,021.37	3.86	3.87	0.76
Class R4	1,000.00	1,000.00	1,017.20	1,022.23	3.00	3.01	0.59
Class R5	1,000.00	1,000.00	1,016.60	1,022.58	2.64	2.65	0.52
Class W	1,000.00	1,000.00	1,014.80	1,021.02	4.22	4.23	0.83
Class Y	1,000.00	1,000.00	1,016.80	1,022.94	2.29	2.29	0.45
Class Z	1,000.00	1,000.00	1,016.20	1,022.23	3.00	3.01	0.59

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 81.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.4%
L-3 Communications Corp.
07/15/20	4.750%	8,730,000	9,283,744
02/15/21	4.950%	3,115,000	3,340,890

Northrop Grumman Corp. Senior Unsecured
03/15/21	3.500%	12,680,000	12,947,675

Total			25,572,309

Banking 0.5%
Goldman Sachs Group, Inc. (The)
01/31/19	2.625%	5,055,000	5,059,302

KeyBank NA Senior Unsecured
11/25/16	1.100%	420,000	420,490

Total			5,479,792

Chemicals 1.8%
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	3,065,000	3,258,297
11/15/21	4.125%	6,285,000	6,515,207

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	8,482,000	9,496,948

Total			19,270,452

Construction Machinery 0.5%
CNH Capital LLC
11/01/15	3.875%	1,484,000	1,524,810
02/01/17	3.250%	3,460,000	3,507,575

Total			5,032,385

Consumer Products 1.0%
Clorox Co. (The) Senior Unsecured
10/15/17	5.950%	8,030,000	9,221,829

Reckitt Benckiser Treasury Services PLC(a)
09/21/18	2.125%	1,500,000	1,505,809

Total			10,727,638

Electric 16.6%
American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	10,545,000	10,435,459

Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	6,350,000	6,567,064
03/30/21	4.600%	1,053,000	1,156,020

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	5,710,000	6,445,128

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	2,180,000	2,286,862
12/15/15	6.875%	7,520,000	8,304,494
02/01/20	6.250%	11,169,000	13,115,622
03/15/22	5.050%	1,300,000	1,439,647

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	6,070,000	6,772,833

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	5,212,000	5,989,234
03/15/21	4.450%	9,466,000	10,196,870
09/15/22	2.750%	1,970,000	1,846,113

Duke Energy Corp. Senior Unsecured
09/15/21	3.550%	4,330,000	4,441,645
08/15/22	3.050%	3,565,000	3,469,212

Indiana Michigan Power Co. Senior Unsecured
12/01/15	5.650%	95,000	101,508

Metropolitan Edison Co. Senior Unsecured
04/01/14	4.875%	2,706,000	2,723,943

NextEra Energy Capital Holdings
06/01/15	1.200%	4,310,000	4,334,912

Northeast Utilities Senior Unsecured
05/01/18	1.450%	2,710,000	2,660,900

Ohio Power Co. Senior Unsecured
06/01/16	6.000%	7,845,000	8,752,737

Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	14,659,000	16,326,197

PPL Capital Funding, Inc.
06/01/18	1.900%	7,098,000	7,057,989

PSEG Power LLC
11/15/18	2.450%	2,090,000	2,100,609

Potomac Edison Co. (The) 1st Mortgage
11/15/14	5.350%	690,000	714,060

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	3,195,000	3,480,147
04/01/22	3.150%	7,765,000	7,591,879

Sierra Pacific Power Co.
05/15/16	6.000%	6,274,000	7,007,381

Southern California Edison Co. 1st Refunding Mortgage
06/01/21	3.875%	2,260,000	2,409,620

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	20,394,000	21,109,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc. Senior Unsecured
05/09/16	0.750%	3,490,000	3,475,995
05/15/20	4.700%	5,974,000	6,690,002

Total			179,003,682

Entertainment 0.4%
Time Warner, Inc.
03/29/21	4.750%	3,495,000	3,834,948

Environmental 0.8%
Waste Management, Inc.
06/30/20	4.750%	8,265,000	9,108,418

Food and Beverage 8.4%
Beam, Inc. Senior Unsecured
06/15/18	1.750%	12,825,000	12,619,441

ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	3,734,000	4,240,827
03/15/18	2.100%	15,240,000	15,277,750

Constellation Brands, Inc.
12/15/14	8.375%	1,218,000	1,284,990

Diageo Capital PLC
07/15/20	4.828%	4,533,000	5,118,115

Diageo Finance BV
10/28/15	5.300%	1,700,000	1,837,037

General Mills, Inc.
10/15/14	6.190%	23,000,000	23,870,674

Heineken NV Senior Unsecured(a)
04/01/22	3.400%	7,750,000	7,713,823

SABMiller Holdings, Inc.(a)
01/15/22	3.750%	6,920,000	7,084,481

Wm. Wrigley Jr., Co. Senior Unsecured(a)
10/21/18	2.400%	11,225,000	11,314,957

Total			90,362,095

Gas Pipelines 13.7%
CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	9,510,000	10,945,677

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	9,975,000	11,008,630

Enterprise Products Operating LLC
01/31/20	5.250%	7,797,000	8,830,820

Gulfstream Natural Gas System LLC Senior Unsecured(a)
11/01/15	5.560%	2,140,000	2,301,600

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP Senior Unsecured
02/01/19	2.650%	2,645,000	2,640,498
09/15/20	5.300%	4,407,000	4,916,374
09/01/22	3.950%	14,965,000	14,893,856

Midcontinent Express Pipeline LLC Senior Unsecured(a)
09/15/14	5.450%	13,805,000	14,066,204

NiSource Finance Corp.
09/15/17	5.250%	8,271,000	9,257,928
09/15/20	5.450%	422,000	479,865

Northwest Pipeline LLC Senior Unsecured
06/15/16	7.000%	7,241,000	8,216,935
04/15/17	5.950%	9,565,000	10,813,814

Panhandle Eastern Pipeline Co. LP Senior Unsecured
11/01/17	6.200%	11,472,000	13,176,567

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
09/15/15	3.950%	2,718,000	2,852,984
02/01/21	5.000%	1,645,000	1,839,406
06/01/22	3.650%	5,939,000	5,957,221

Rockies Express Pipeline LLC Senior Unsecured(a)
04/15/15	3.900%	9,795,000	9,782,756

Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	7,115,000	8,057,268

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	6,102,000	6,789,451

Total			146,827,854

Health Care 1.6%
AmerisourceBergen Corp.
09/15/15	5.875%	1,315,000	1,425,162

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	5,960,000	6,542,137

Express Scripts Holding Co.
05/15/16	3.125%	1,780,000	1,857,848

McKesson Corp. Senior Unsecured
03/01/21	4.750%	5,220,000	5,681,547

Medco Health Solutions, Inc.
09/15/15	2.750%	1,640,000	1,689,010

Total			17,195,704

Healthcare Insurance 0.8%
Aetna, Inc. Senior Unsecured
11/15/17	1.500%	60,000	59,562

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cigna Corporation
03/15/21	4.500%	1,605,000	1,737,167

UnitedHealth Group, Inc. Senior Unsecured
10/15/15	0.850%	4,295,000	4,315,994

WellPoint, Inc. Senior Unsecured
01/15/16	5.250%	2,760,000	2,986,441

Total			9,099,164

Independent Energy 3.5%
Berry Petroleum Co. LLC Senior Unsecured
06/01/14	10.250%	1,325,000	1,354,813

Canadian Oil Sands Ltd.(a)
04/01/22	4.500%	5,097,000	5,199,383

Concho Resources, Inc.
04/01/23	5.500%	3,915,000	3,954,150

Continental Resources, Inc.
10/01/19	8.250%	3,941,000	4,285,838

Devon Energy Corp. Senior Unsecured
05/15/17	1.875%	3,804,000	3,863,799

Pioneer Natural Resources Co.
07/15/16	5.875%	3,090,000	3,421,674

Woodside Finance Ltd.(a)
11/10/14	4.500%	12,345,000	12,677,877
05/10/21	4.600%	2,465,000	2,636,231

Total			37,393,765

Life Insurance 4.3%
Hartford Financial Services Group, Inc. Senior Unsecured
10/15/17	4.000%	8,725,000	9,404,599

MetLife, Inc. Senior Unsecured
02/08/21	4.750%	9,498,000	10,493,657

Prudential Covered Trust Secured(a)
09/30/15	2.997%	11,071,250	11,417,957

Prudential Financial, Inc. Senior Unsecured
06/21/20	5.375%	12,886,000	14,700,903

Total			46,017,116

Media Cable 2.4%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	11,690,000	11,986,891

DISH DBS Corp.
02/01/16	7.125%	1,544,000	1,698,400

Time Warner Cable, Inc.
02/01/20	5.000%	11,634,000	11,969,166

Total			25,654,457

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Non-Cable 6.8%
21st Century Fox America, Inc.
12/15/14	5.300%	1,270,000	1,321,523
02/15/21	4.500%	11,315,000	12,363,844

BSKYB Finance UK PLC(a)
10/15/15	5.625%	10,735,000	11,565,127

NBCUniversal Media LLC
04/01/21	4.375%	20,795,000	22,393,096

Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	4,855,000	5,051,792

TCM Sub LLC(a)
01/15/15	3.550%	13,280,000	13,634,647

Thomson Reuters Corp. Senior Unsecured
02/23/17	1.300%	7,045,000	7,032,361

Total			73,362,390

Metals 0.2%
CONSOL Energy, Inc.
04/01/17	8.000%	2,010,000	2,105,475

Non-Captive Diversified 0.4%
General Electric Capital Corp. Senior Unsecured
05/04/20	5.550%	3,770,000	4,375,089

Oil Field Services 1.2%
Noble Holding International Ltd.
03/01/16	3.050%	2,055,000	2,130,009
03/15/17	2.500%	5,803,000	5,934,125

Weatherford International Ltd.
02/15/16	5.500%	4,430,000	4,783,545

Total			12,847,679

Property & Casualty 5.6%
Berkshire Hathaway Finance Corp.
10/15/20	2.900%	4,515,000	4,562,493

CNA Financial Corp. Senior Unsecured
08/15/16	6.500%	8,704,000	9,784,193
08/15/20	5.875%	8,195,000	9,489,327
08/15/21	5.750%	4,010,000	4,592,308

Liberty Mutual Group, Inc.(a)
06/01/21	5.000%	11,265,000	12,087,322
05/01/22	4.950%	4,990,000	5,285,233
Senior Unsecured
08/15/16	6.700%	12,645,000	14,351,190

Total			60,152,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.9%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	4,335,000	4,558,556

Valero Energy Corp.
02/01/15	4.500%	4,865,000	5,044,421

Total			9,602,977

Restaurants 1.1%
Yum! Brands, Inc. Senior Unsecured
11/01/20	3.875%	8,346,000	8,645,446
11/01/21	3.750%	3,600,000	3,655,066

Total			12,300,512

Transportation Services 1.5%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	3,280,000	3,810,061
11/01/18	2.800%	8,855,000	9,073,930
10/01/20	5.250%	1,480,000	1,647,693
Senior Notes
08/16/21	4.500%	1,275,000	1,357,382

Total			15,889,066

Wireless 0.8%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
12/15/17	2.381%	8,070,000	8,040,561

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 4.0%
AT&T, Inc. Senior Unsecured
08/15/21	3.875%	10,835,000	11,126,505
12/01/22	2.625%	9,308,000	8,470,969

Verizon Communications, Inc. Senior Unsecured
11/01/21	3.500%	23,410,000	23,573,987

Total			43,171,461

Total Corporate Bonds & Notes
(Cost: $860,696,219)			872,427,055

Money Market Funds 17.2%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.077%(b)(c)		185,490,856	185,490,856

Total Money Market Funds
(Cost: $185,490,856)			185,490,856

Total Investments
(Cost: $1,046,187,075)			1,057,917,911

Other Assets & Liabilities, Net			17,605,166

Net Assets			1,075,523,077

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, cash totaling $3,353,850 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(150)	USD	(33,030,470)	March 2014	4,538	—
US 5YR NOTE	(259)	USD	(31,241,875)	March 2014	92,684	—
US 10YR NOTE	(1,970)	USD	(247,727,500)	March 2014	5,713	—
US 20YR LONG BOND	(71)	USD	(9,485,156)	March 2014	—	(173,309)

Total					102,935	(173,309)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $166,570,931 or 15.49% of net assets.

(b)	The rate shown is the seven-day current annualized yield at January 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,209,496	473,266,241	(290,984,881)	185,490,856	42,025	185,490,856

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Food and Beverage	—	66,491,421	23,870,674	90,362,095

All Other Industries	—	782,064,960	—	782,064,960

Total Bonds	—	848,556,381	23,870,674	872,427,055

Mutual Funds

Money Market Funds	185,490,856	—	—	185,490,856

Total Mutual Funds	185,490,856	—	—	185,490,856

Investments in Securities	185,490,856	848,556,381	23,870,674	1,057,917,911

Derivatives

Assets

Futures Contracts	102,935	—	—	102,935

Liabilities

Futures Contracts	(173,309)	—	—	(173,309)

Total	185,420,482	848,556,381	23,870,674	1,057,847,537

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of July 31, 2013	24,409,130

Accrued discounts/premiums	(616,278)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	15,077

Sales	—

Purchases	62,745

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of January 31, 2014	23,870,674

(a)	Change in unrealized appreciation (depreciation) relating to securities held at January 31, 2014 was $15,077.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $860,696,219)	$872,427,055

Affiliated issuers (identified cost $185,490,856)	185,490,856

Total investments (identified cost $1,046,187,075)	1,057,917,911

Margin deposits	3,353,850

Receivable for:

Investments sold	7,641,791

Capital shares sold	3,585,950

Dividends	11,074

Interest	10,444,617

Reclaims	1,325

Expense reimbursement due from Investment Manager	1,209

Prepaid expenses	3,238

Other assets	9,543

Total assets	1,082,970,508

Liabilities

Payable for:

Investments purchased	2,309,259

Capital shares purchased	2,741,887

Dividend distributions to shareholders	1,548,410

Variation margin	652,499

Investment management fees	10,574

Distribution and/or service fees	7,077

Transfer agent fees	67,833

Administration fees	1,969

Plan administration fees	1

Compensation of board members	42,114

Other expenses	65,808

Total liabilities	7,447,431

Net assets applicable to outstanding capital stock	$1,075,523,077

Represented by

Paid-in capital	$1,066,053,180

Excess of distributions over net investment income	(6,560,163)

Accumulated net realized gain	4,369,598

Unrealized appreciation (depreciation) on:

Investments	11,730,836

Futures contracts	(70,374)

Total — representing net assets applicable to outstanding capital stock	$1,075,523,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$622,745,502

Shares outstanding	62,602,556

Net asset value per share	$9.95

Maximum offering price per share(a)	$10.26

Class B

Net assets	$4,046,991

Shares outstanding	406,970

Net asset value per share	$9.94

Class C

Net assets	$82,689,019

Shares outstanding	8,317,247

Net asset value per share	$9.94

Class I

Net assets	$165,813,247

Shares outstanding	16,664,035

Net asset value per share	$9.95

Class K

Net assets	$108,607

Shares outstanding	10,894

Net asset value per share	$9.97

Class R4

Net assets	$4,417,592

Shares outstanding	444,170

Net asset value per share	$9.95

Class R5

Net assets	$30,768,469

Shares outstanding	3,091,590

Net asset value per share	$9.95

Class W

Net assets	$64,331,808

Shares outstanding	6,457,320

Net asset value per share	$9.96

Class Y

Net assets	$2,461

Shares outstanding	247

Net asset value per share(b)	$9.95

Class Z

Net assets	$100,599,381

Shares outstanding	10,108,847

Net asset value per share	$9.95

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$42,025
Interest	13,236,316

Total income	13,278,341

Expenses:
Investment management fees	1,938,609
Distribution and/or service fees
Class A	806,044
Class B	23,476
Class C	438,517
Class W	47,286
Transfer agent fees
Class A	470,128
Class B	3,397
Class C	63,791
Class K	27
Class R4	2,773
Class R5	1,535
Class W	29,703
Class Z	85,408
Administration fees	361,200
Plan administration fees
Class K	136
Compensation of board members	17,813
Custodian fees	11,899
Printing and postage fees	30,577
Registration fees	84,125
Professional fees	22,345
Other	11,122

Total expenses	4,449,911
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(71,280)

Total net expenses	4,378,631

Net investment income	8,899,710

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,019,070
Futures contracts	1,076,271

Net realized gain	3,095,341
Net change in unrealized appreciation (depreciation) on:
Investments	8,942,350
Futures contracts	(4,847,112)

Net change in unrealized appreciation (depreciation)	4,095,238

Net realized and unrealized gain	7,190,579

Net increase in net assets resulting from operations	$16,090,289

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)(b)(c)
Operations

Net investment income	$8,899,710	$17,331,684

Net realized gain	3,095,341	20,229,780

Net change in unrealized appreciation (depreciation)	4,095,238	(14,057,338)

Net increase in net assets resulting from operations	16,090,289	23,504,126

Distributions to shareholders

Net investment income

Class A	(9,325,876)	(10,602,408)

Class B	(50,131)	(57,519)

Class C	(937,789)	(846,299)

Class I	(2,826,038)	(4,354,395)

Class K	(1,620)	(4,138)

Class R4	(60,679)	(4,977)

Class R5	(84,773)	(1,417)

Class W	(549,791)	(334,172)

Class Y	(41)	(16)

Class Z	(1,878,061)	(1,941,172)

Net realized gains

Class A	(6,559,175)	(10,068,095)

Class B	(45,559)	(102,922)

Class C	(878,941)	(1,504,092)

Class I	(1,701,213)	(3,263,606)

Class K	(1,111)	(3,788)

Class R4	(42,695)	—

Class R5	(28,278)	(38)

Class W	(669,542)	(425,519)

Class Y	(25)	—

Class Z	(1,350,814)	(1,581,636)

Total distributions to shareholders	(26,992,152)	(35,096,209)

Increase (decrease) in net assets from capital stock activity	11,735,731	43,923,345

Total increase in net assets	833,868	32,331,262

Net assets at beginning of period	1,074,689,209	1,042,357,947

Net assets at end of period	$1,075,523,077	$1,074,689,209

Undistributed (excess of distributions over) net investment income	$(6,560,163)	$254,926

(a)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Class Y shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(d)	12,836,378	128,220,453	30,669,184	311,228,637

Distributions reinvested	1,556,206	15,504,460	1,995,325	20,224,591

Redemptions	(16,059,615)	(160,300,524)	(29,962,547)	(303,728,279)

Net increase (decrease)	(1,667,031)	(16,575,611)	2,701,962	27,724,949

Class B shares

Subscriptions	56,839	568,515	150,735	1,531,294

Distributions reinvested	9,489	94,481	15,712	159,157

Redemptions(d)	(168,044)	(1,677,468)	(287,243)	(2,900,222)

Net decrease	(101,716)	(1,014,472)	(120,796)	(1,209,771)

Class C shares

Subscriptions	1,019,292	10,180,642	3,058,368	31,048,396

Distributions reinvested	167,146	1,663,312	213,474	2,162,065

Redemptions	(1,942,131)	(19,381,459)	(3,081,359)	(31,193,913)

Net increase (decrease)	(755,693)	(7,537,505)	190,483	2,016,548

Class I shares

Subscriptions	666,782	6,669,576	1,964,484	19,911,508

Distributions reinvested	450,842	4,494,404	751,385	7,617,828

Redemptions	(6,446,092)	(64,407,292)	(1,151,965)	(11,692,315)

Net increase (decrease)	(5,328,468)	(53,243,312)	1,563,904	15,837,021

Class K shares

Subscriptions	—	—	4,220	43,129

Distributions reinvested	267	2,667	771	7,840

Redemptions	(103)	(1,025)	(38,972)	(398,243)

Net increase (decrease)	164	1,642	(33,981)	(347,274)

Class R4 shares

Subscriptions	290,051	2,894,598	261,207	2,631,527

Distributions reinvested	10,370	103,284	494	4,963

Redemptions	(82,331)	(819,132)	(35,621)	(360,026)

Net increase	218,090	2,178,750	226,080	2,276,464

Class R5 shares

Subscriptions	2,925,764	29,060,964	197,329	1,981,271

Distributions reinvested	11,355	112,988	138	1,387

Redemptions	(42,860)	(426,118)	(136)	(1,365)

Net increase	2,894,259	28,747,834	197,331	1,981,293

Class W shares

Subscriptions	6,037,984	60,675,569	1,713,275	17,419,907

Distributions reinvested	122,479	1,219,207	74,803	759,522

Redemptions	(647,497)	(6,463,089)	(2,378,366)	(24,078,812)

Net increase (decrease)	5,512,966	55,431,687	(590,288)	(5,899,383)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Class Y shares

Subscriptions	—	—	247	2,504

Net increase	—	—	247	2,504

Class Z shares

Subscriptions	8,313,361	83,191,140	7,311,262	74,376,181

Distributions reinvested	171,104	1,705,888	266,263	2,699,170

Redemptions	(8,140,806)	(81,150,310)	(7,443,266)	(75,534,357)

Net increase	343,659	3,746,718	134,259	1,540,994

Total net increase	1,116,230	11,735,731	4,269,201	43,923,345

(a)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Class Y shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(d)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
Class A	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.04		$10.15		$10.10		$9.94	$9.46	$9.34

Income from investment operations:

Net investment income	0.08		0.16		0.25		0.31	0.38	0.37

Net realized and unrealized gain	0.08		0.05		0.03		0.17	0.50	0.10

Total from investment operations	0.16		0.21		0.28		0.48	0.88	0.47

Less distributions to shareholders:

Net investment income	(0.15)		(0.16)		(0.23)		(0.32)	(0.40)	(0.35)

Net realized gains	(0.10)		(0.16)		—		—	—	—

Total distributions to shareholders	(0.25)		(0.32)		(0.23)		(0.32)	(0.40)	(0.35)

Net asset value, end of period	$9.95		$10.04		$10.15		$10.10	$9.94	$9.46

Total return	1.59%		2.11%		2.87%		4.87%	9.40%	5.39%

Ratios to average net assets(a)

Total gross expenses	0.86	%(b)	0.86%		0.88%		0.94%	0.96%	1.06%

Total net expenses(c)	0.84	%(b)	0.85	%(d)	0.84	%(d)	0.86%	0.85%	0.89%

Net investment income	1.62	%(b)	1.56%		2.45%		3.11%	3.90%	4.16%

Supplemental data

Net assets, end of period (in thousands)	$622,746		$645,559		$624,738		$516,916	$392,689	$114,937

Portfolio turnover	43%		87%		106%		113%	101%	335	%(e)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class B	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.04		$10.14		$10.10		$9.94	$9.46	$9.34

Income from investment operations:

Net investment income	0.04		0.08		0.17		0.24	0.31	0.30

Net realized and unrealized gain	0.07		0.07		0.03		0.17	0.49	0.11

Total from investment operations	0.11		0.15		0.20		0.41	0.80	0.41

Less distributions to shareholders:

Net investment income	(0.11)		(0.09)		(0.16)		(0.25)	(0.32)	(0.29)

Net realized gains	(0.10)		(0.16)		—		—	—	—

Total distributions to shareholders	(0.21)		(0.25)		(0.16)		(0.25)	(0.32)	(0.29)

Net asset value, end of period	$9.94		$10.04		$10.14		$10.10	$9.94	$9.46

Total return	1.11%		1.45%		1.99%		4.08%	8.59%	4.59%

Ratios to average net assets(a)

Total gross expenses	1.60	%(b)	1.61%		1.63%		1.69%	1.73%	1.82%

Total net expenses(c)	1.59	%(b)	1.60	%(d)	1.60	%(d)	1.61%	1.61%	1.65%

Net investment income	0.87	%(b)	0.81%		1.70%		2.36%	3.18%	3.37%

Supplemental data

Net assets, end of period (in thousands)	$4,047		$5,108		$6,385		$8,756	$11,562	$7,257

Portfolio turnover	43%		87%		106%		113%	101%	335	%(e)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class C	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.04		$10.14		$10.10		$9.94	$9.45	$9.34

Income from investment operations:

Net investment income	0.04		0.08		0.17		0.23	0.30	0.31

Net realized and unrealized gain	0.07		0.07		0.03		0.18	0.51	0.09

Total from investment operations	0.11		0.15		0.20		0.41	0.81	0.40

Less distributions to shareholders:

Net investment income	(0.11)		(0.09)		(0.16)		(0.25)	(0.32)	(0.29)

Net realized gains	(0.10)		(0.16)		—		—	—	—

Total distributions to shareholders	(0.21)		(0.25)		(0.16)		(0.25)	(0.32)	(0.29)

Net asset value, end of period	$9.94		$10.04		$10.14		$10.10	$9.94	$9.45

Total return	1.11%		1.45%		2.00%		4.09%	8.70%	4.48%

Ratios to average net assets(a)

Total gross expenses	1.61	%(b)	1.61%		1.63%		1.69%	1.71%	1.82%

Total net expenses(c)	1.59	%(b)	1.60	%(d)	1.59	%(d)	1.61%	1.60%	1.64%

Net investment income	0.87	%(b)	0.81%		1.70%		2.34%	3.12%	3.44%

Supplemental data

Net assets, end of period (in thousands)	$82,689		$91,079		$90,079		$72,019	$49,324	$9,494

Portfolio turnover	43%		87%		106%		113%	101%	335	%(e)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class I	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.05		$10.15	$10.11	$9.94	$9.46	$9.35

Income from investment operations:

Net investment income	0.10		0.20	0.28	0.34	0.42	0.41

Net realized and unrealized gain	0.07		0.06	0.03	0.19	0.49	0.09

Total from investment operations	0.17		0.26	0.31	0.53	0.91	0.50

Less distributions to shareholders:

Net investment income	(0.17)		(0.20)	(0.27)	(0.36)	(0.43)	(0.39)

Net realized gains	(0.10)		(0.16)	—	—	—	—

Total distributions to shareholders	(0.27)		(0.36)	(0.27)	(0.36)	(0.43)	(0.39)

Net asset value, end of period	$9.95		$10.05	$10.15	$10.11	$9.94	$9.46

Total return	1.69%		2.60%	3.17%	5.34%	9.79%	5.66%

Ratios to average net assets(a)

Total gross expenses	0.46	%(b)	0.47%	0.46%	0.58%	0.61%	0.66%

Total net expenses(c)	0.46	%(b)	0.47%	0.46%	0.52%	0.49%	0.53%

Net investment income	2.00	%(b)	1.94%	2.83%	3.41%	4.34%	4.50%

Supplemental data

Net assets, end of period (in thousands)	$165,813		$220,958	$207,343	$216,337	$126,852	$123,651

Portfolio turnover	43%		87%	106%	113%	101%	335	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class K	(Unaudited)		2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.07		$10.17	$10.13	$9.97	$9.49	$9.37

Income from investment operations:

Net investment income	0.09		0.18	0.26	0.32	0.38	0.44

Net realized and unrealized gain	0.06		0.05	0.02	0.17	0.50	0.06

Total from investment operations	0.15		0.23	0.28	0.49	0.88	0.50

Less distributions to shareholders:

Net investment income	(0.15)		(0.17)	(0.24)	(0.33)	(0.40)	(0.38)

Net realized gains	(0.10)		(0.16)	—	—	—	—

Total distributions to shareholders	(0.25)		(0.33)	(0.24)	(0.33)	(0.40)	(0.38)

Net asset value, end of period	$9.97		$10.07	$10.17	$10.13	$9.97	$9.49

Total return	1.53%		2.29%	2.87%	4.92%	9.45%	5.64%

Ratios to average net assets(a)

Total gross expenses	0.76	%(b)	0.76%	0.76%	0.89%	0.91%	0.97%

Total net expenses(c)	0.76	%(b)	0.76%	0.76%	0.82%	0.79%	0.74%

Net investment income	1.71	%(b)	1.72%	2.54%	3.16%	3.93%	4.81%

Supplemental data

Net assets, end of period (in thousands)	$109		$108	$455	$575	$541	$99

Portfolio turnover	43%		87%	106%	113%	101%	335	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

Class R4	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.04		$10.12

Income from investment operations:

Net investment income	0.09		0.07

Net realized and unrealized gain (loss)	0.08		(0.08	)(b)

Total from investment operations	0.17		(0.01)

Less distributions to shareholders:

Net investment income	(0.16)		(0.07)

Net realized gains	(0.10)		—

Total distributions to shareholders	(0.26)		(0.07)

Net asset value, end of period	$9.95		$10.04

Total return	1.72%		(0.07%)

Ratios to average net assets(c)

Total gross expenses	0.61	%(d)	0.62	%(d)

Total net expenses(e)	0.59	%(d)	0.60	%(d)(f)

Net investment income	1.89	%(d)	1.76	%(d)

Supplemental data

Net assets, end of period (in thousands)	$4,418		$2,270

Portfolio turnover	43%		87%

Notes to Financial Highlights

(a)	For the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

Class R5	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.05		$10.30

Income from investment operations:

Net investment income	0.10		0.14

Net realized and unrealized gain (loss)	0.06		(0.10	)(b)

Total from investment operations	0.16		0.04

Less distributions to shareholders:

Net investment income	(0.16)		(0.13)

Net realized gains	(0.10)		(0.16)

Total distributions to shareholders	(0.26)		(0.29)

Net asset value, end of period	$9.95		$10.05

Total return	1.66%		0.44%

Ratios to average net assets(c)

Total gross expenses	0.52	%(d)	0.55	%(d)

Total net expenses(e)	0.52	%(d)	0.54	%(d)

Net investment income	2.06	%(d)	1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$30,768		$1,983

Portfolio turnover	43%		87%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class W	(Unaudited)		2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.06		$10.16		$10.12		$9.95	$9.47	$9.36

Income from investment operations:

Net investment income	0.08		0.16		0.25		0.26	0.38	0.36

Net realized and unrealized gain	0.07		0.06		0.03		0.23	0.49	0.10

Total from investment operations	0.15		0.22		0.28		0.49	0.87	0.46

Less distributions to shareholders:

Net investment income	(0.15)		(0.16)		(0.24)		(0.32)	(0.39)	(0.35)

Net realized gains	(0.10)		(0.16)		—		—	—	—

Total distributions to shareholders	(0.25)		(0.32)		(0.24)		(0.32)	(0.39)	(0.35)

Net asset value, end of period	$9.96		$10.06		$10.16		$10.12	$9.95	$9.47

Total return	1.48%		2.21%		2.78%		4.97%	9.30%	5.19%

Ratios to average net assets(a)

Total gross expenses	0.86	%(b)	0.86%		0.88%		0.89%	1.08%	1.09%

Total net expenses(c)	0.83	%(b)	0.85	%(d)	0.84	%(d)	0.86%	0.93%	0.97%

Net investment income	1.63	%(b)	1.61%		2.45%		2.64%	3.92%	4.03%

Supplemental data

Net assets, end of period (in thousands)	$64,332		$9,498		$15,593		$12,353	$5	$5

Portfolio turnover	43%		87%		106%		113%	101%	335	%(e)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

Class Y	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.05		$10.13

Income from investment operations

Net investment income	0.10		0.07

Net realized and unrealized gain (loss)	0.07		(0.08	)(b)

Total from investment operations	0.17		(0.01)

Less distributions to shareholders:

Net investment income	(0.17)		(0.07)

Net realized gains	(0.10)		—

Total distributions to shareholders	(0.27)		(0.07)

Net asset value, end of period	$9.95		$10.05

Total return	1.68%		(0.14%)

Ratios to average net assets(c)

Total gross expenses	0.45	%(d)	0.44	%(d)

Total net expenses(e)	0.45	%(d)	0.44	%(d)

Net investment income	2.02	%(d)	1.81	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2		$2

Portfolio turnover	43%		87%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	25

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Z	(Unaudited)		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.05		$10.15		$10.11		$10.05

Income from investment operations:

Net investment income	0.09		0.18		0.27		0.25

Net realized and unrealized gain	0.07		0.07		0.03		0.09

Total from investment operations	0.16		0.25		0.30		0.34

Less distributions to shareholders:

Net investment income	(0.16)		(0.19)		(0.26)		(0.28)

Net realized gains	(0.10)		(0.16)		—		—

Total distributions to shareholders	(0.26)		(0.35)		(0.26)		(0.28)

Net asset value, end of period	$9.95		$10.05		$10.15		$10.11

Total return	1.62%		2.46%		3.05%		3.49%

Ratios to average net assets(b)

Total gross expenses	0.60	%(c)	0.61%		0.63%		0.67	%(c)

Total net expenses(d)	0.59	%(c)	0.60	%(e)	0.59	%(e)	0.61	%(c)

Net investment income	1.87	%(c)	1.80%		2.69%		3.01	%(c)

Supplemental data

Net assets, end of period (in thousands)	$100,599		$98,123		$97,765		$29,799

Portfolio turnover	43%		87%		106%		113%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Semiannual Report 2014	27

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering

28	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	102,935	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	173,309	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,076,271
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(4,847,112)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	6,270

Semiannual Report 2014	29

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.07% of the Fund’s average daily net assets.

30	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $1,526.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.14
Class C	0.15
Class K	0.05
Class R4	0.15
Class R5	0.05
Class W	0.16
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $642,000 and $582,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed

Semiannual Report 2014	31

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $139,450 for Class A, $320 for Class B and $10,764 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	0.83%	0.85%
Class B	1.58	1.60
Class C	1.58	1.60
Class I	0.48	0.49
Class K	0.78	0.79
Class R4	0.58	0.60
Class R5	0.53	0.54
Class W	0.83	0.85
Class Y	0.48	0.49
Class Z	0.58	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $1,046,187,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,571,000
Unrealized depreciation	(840,000)
Net unrealized appreciation	$11,731,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $417,811,626 and $608,968,310, respectively, for the six months ended January 31, 2014 of which $16,129,504 and $16,219,890, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 58.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

32	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014	33

Columbia Limited Duration Credit Fund

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34	Semiannual Report 2014

Columbia Limited Duration Credit Fund

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Semiannual Report 2014	35

Columbia Limited Duration Credit Fund

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36	Semiannual Report 2014

Columbia Limited Duration Credit Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	37

Columbia Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR183_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Minnesota Tax-Exempt Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Performance Overview

(Unaudited)

Performance Summary

>

Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares returned 3.34% excluding sales charges for the six-month period that ended January 31, 2014. Class Z shares of the Fund returned 3.47% for the same time period

>	During the same six-month period, the Barclays Minnesota Municipal Bond Index returned 2.92% and the Barclays Municipal Bond Index returned 2.99%.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	08/18/86
Excluding sales charges		3.34	-1.16	5.99	4.10
Including sales charges		-1.49	-5.84	4.94	3.59
Class B	03/20/95
Excluding sales charges		3.14	-1.90	5.19	3.34
Including sales charges		-1.86	-6.65	4.86	3.34
Class C	06/26/00
Excluding sales charges		2.95	-1.90	5.15	3.32
Including sales charges		1.95	-2.85	5.15	3.32
Class R4*	03/19/13	3.50	-0.92	6.04	4.13
Class R5*	12/11/13	3.37	-1.13	5.99	4.11
Class Z*	09/27/10	3.47	-1.10	6.13	4.17
Barclays Minnesota Municipal Bond Index		2.92	0.06	4.94	4.43
Barclays Municipal Bond Index		2.99	-1.07	5.54	4.43

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio Overview

(Unaudited)

Quality Breakdown (%) (at January 31, 2014)
AAA rating	2.7
AA rating	25.7
A rating	41.9
BBB rating	16.9
Not rated	12.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Management

Catherine Stienstra

Semiannual Report 2014	3

Columbia Minnesota Tax-Exempt Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.40		1,020.97	4.31		4.28	0.84
Class B	1,000.00	1,000.00	1,031.40		1,017.19	8.14		8.08	1.59
Class C	1,000.00	1,000.00	1,029.50		1,017.19	8.13		8.08	1.59
Class R4	1,000.00	1,000.00	1,035.00		1,022.23	3.03		3.01	0.59
Class R5	1,000.00	1,000.00	1,020.90	*	1,022.68	0.69	*	2.55	0.50	*
Class Z	1,000.00	1,000.00	1,034.70		1,022.23	3.03		3.01	0.59

*	For the period December 11, 2013 through January 31, 2014. Class R5 shares commenced operations on December 11, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

4	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal Bonds 99.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 5.6%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds
Series 2011
01/01/25	5.000%	2,000,000	2,213,880

Subordinated Series 2005C (NPFGC)
01/01/31	5.000%	6,185,000	6,343,460

Subordinated Series 2012B
01/01/30	5.000%	1,000,000	1,080,640
01/01/31	5.000%	750,000	806,235

Revenue Bonds
Senior Series 2010A
01/01/35	5.000%	6,795,000	7,397,309
Senior Series 2010B
01/01/21	5.000%	2,175,000	2,487,721

Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	2,967,189

Total			23,296,434

Assisted Living 0.4%
City of Red Wing
Refunding Revenue Bonds Deer Crest Project Series 2012-A
11/01/32	5.000%	325,000	307,564
11/01/42	5.000%	1,250,000	1,131,787

Total			1,439,351

Health Services 3.8%
Center City Revenue Bonds Hazelden Foundation Project Series 2011
11/01/41	5.000%	1,600,000	1,636,768

City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	3,029,340

St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project
Series 2006
05/15/23	5.250%	1,000,000	1,050,550
05/15/26	5.250%	1,000,000	1,036,230
05/15/36	5.250%	9,000,000	9,169,740

Total			15,922,628

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 14.1%
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University
6th Series 2007R
05/01/23	5.500%	275,000	281,955
05/01/37	5.500%	6,000,000	6,040,200

Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,295,770

College of Saint Benedict Series 2011-7M
03/01/36	5.125%	275,000	278,933

College of St. Benedict Series 2011-7M
03/01/31	5.000%	300,000	305,496

College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	902,538
12/01/35	5.250%	1,000,000	1,029,770
Series 2011-7J
12/01/40	6.300%	1,800,000	1,911,384
Series 2012
12/01/27	4.250%	350,000	340,106
12/01/32	4.000%	350,000	302,582

Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	519,775
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,072,160
10/01/40	6.000%	4,000,000	4,236,160

St. Benedict College Series 2008V
03/01/18	5.000%	500,000	561,960

St. Catherine University Series 2012-7Q
10/01/25	5.000%	325,000	350,626
10/01/26	5.000%	280,000	296,481
10/01/27	5.000%	200,000	210,620
10/01/32	5.000%	700,000	716,765

St. John’s University 6th Series 2005G
10/01/22	5.000%	6,500,000	6,960,265
6th Series 2008U
10/01/28	4.750%	1,000,000	1,048,520

St. Olaf College Series 2007O
10/01/22	5.000%	3,040,000	3,354,214

University of St. Thomas 6th Series 2008W
10/01/30	6.000%	3,625,000	3,905,865
6th Series 2009X
04/01/39	5.250%	6,000,000	6,391,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds College of St. Benedict Series 2008V
03/01/23	4.750%	730,000	764,346

University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,106,780
Series 2011A
12/01/31	5.250%	5,000,000	5,770,350
Series 2011D
12/01/36	5.000%	5,985,000	6,522,393

Total			58,477,634

Hospital 25.5%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	500,000	500,950

City of Glencoe Refunding Revenue Bonds Glencoe Regional Health Services Project Series 2013
04/01/23	4.000%	400,000	402,204
04/01/24	4.000%	745,000	745,745
04/01/26	4.000%	500,000	491,585
04/01/31	4.000%	1,450,000	1,352,342

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/19	5.000%	1,965,000	2,106,126
05/01/20	5.000%	1,000,000	1,057,850
05/01/21	5.000%	1,500,000	1,569,900
05/01/37	5.250%	6,610,000	6,658,451

North Memorial Health Care Series 2005
09/01/35	5.000%	2,500,000	2,504,425

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	6,076,252

City of Northfield Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,514,160

City of Rochester Revenue Bonds Olmsted Medical Center Series 2010
07/01/30	5.875%	1,950,000	2,133,124

Olmsted Medical Center Project Series 2013
07/01/24	5.000%	300,000	337,623
07/01/27	5.000%	245,000	267,680

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
07/01/28	5.000%	225,000	243,421
07/01/33	5.000%	650,000	683,365

City of Rochester(b) Revenue Bonds Mayo Clinic Series 2011C
11/15/38	4.500%	2,000,000	2,280,680

City of Shakopee Revenue Bonds St. Francis Regional Medical Center Series 2004
09/01/25	5.100%	8,300,000	8,345,484

City of St. Cloud Revenue Bonds Centracare Health System Series 2010A
05/01/30	5.125%	5,000,000	5,356,600

City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	6,749,056

Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,223,740

City of Stillwater Revenue Bonds Health System Obligation Group Series 2005
06/01/25	5.000%	1,750,000	1,769,495

City of Winona Refunding Revenue Bonds Winona Health Obligation Series 2012
07/01/34	5.000%	750,000	752,272

Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	2,035,600

County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	1,993,913
03/01/21	5.375%	1,045,000	1,071,010

County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	1,027,680
11/01/37	5.750%	2,250,000	2,279,250

Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,101,330
08/15/30	5.000%	2,500,000	2,539,150
08/15/35	5.250%	2,275,000	2,414,321

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,673,145

St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,141,358
Series 2009A-1
11/15/29	5.250%	7,000,000	7,522,550

Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	7,693,589
02/01/29	5.000%	3,000,000	3,071,880

Healtheast Project Series 2005
11/15/25	6.000%	2,000,000	2,063,100
11/15/30	6.000%	1,490,000	1,522,989
11/15/35	6.000%	3,500,000	3,567,270

Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	3,775,000	3,801,123

Total			105,641,788

Joint Power Authority 13.0%
Central Minnesota Municipal Power Agency Revenue Bonds Brookings-S.E. Twin Cities Transportation Series 2012
01/01/19	5.000%	1,925,000	2,209,669

Brookings-Southeast Twin Cities Transmission Project Series 2012
01/01/42	5.000%	1,500,000	1,551,450

City of Chaska Electric Refunding Revenue Bonds Generating Facilities Series 2005A
10/01/20	5.250%	1,165,000	1,254,542
10/01/30	5.000%	3,800,000	3,963,210

Hutchinson Utilities Commission Revenue Bonds Series 2012A
12/01/22	5.000%	250,000	288,203
12/01/25	5.000%	400,000	448,380

Minnesota Municipal Power Agency Revenue Bonds Series 2004A
10/01/29	5.125%	5,500,000	5,640,305
Series 2005
10/01/30	5.000%	3,500,000	3,650,325
Series 2010A
10/01/35	5.250%	7,000,000	7,473,410

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,878,140
Series 2008A
01/01/21	5.000%	3,500,000	3,889,410
Series 2013A
01/01/30	5.000%	340,000	367,132
01/01/31	5.000%	460,000	493,842

Puerto Rico Electric Power Authority Revenue Bonds Series 2013A(c)
07/01/36	6.750%	1,500,000	1,047,015

Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,514,600

Southern Minnesota Municipal Power Agency(d) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	4,518,550
01/01/26	0.000%	10,000,000	6,415,300

Western Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2012-A
01/01/29	5.000%	1,200,000	1,344,624
01/01/30	5.000%	1,000,000	1,113,200

Total			54,061,307

Local Appropriation 1.0%
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,296,320

Local General Obligation 3.0%
City of Willmar Unlimited General Obligation Refunding Bonds Rice Memorial Hospital Project Series 2012A
02/01/27	5.000%	1,000,000	1,114,520

County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	562,695

County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(a)
11/01/30	5.000%	2,010,000	2,168,086

County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02/01/23	5.000%	1,125,000	1,278,574

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hermantown Independent School District No. 700 Unlimited General Obligation Bonds School Building Series 2014A(e)
02/01/37	5.000%	4,740,000	5,188,878

Metropolitan Council Unlimited General Obligation Refunding Bonds Waste Water Series 2005B
05/01/25	5.000%	2,000,000	2,110,540

Total			12,423,293

Multi-Family 3.5%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A
04/01/27	5.000%	2,500,000	2,614,350

Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,582,050

City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,026,320
12/01/30	6.000%	3,000,000	3,092,700

City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	2,082,380

Oakgreen Commons Project Memory Series 2013
08/01/43	6.500%	1,000,000	1,016,950

City of St. Anthony Revenue Bonds Multifamily Housing Landings Silver Lake Village Series 2013
12/01/30	6.000%	3,000,000	3,053,190

Total			14,467,940

Nursing Home 4.6%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A
11/01/40	7.000%	1,000,000	972,790
11/01/46	7.000%	1,000,000	959,080

Senior Revenue Bonds Homestead Anoka Project Series 2011B
11/01/34	6.875%	2,765,000	2,710,778

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Oak Park Heights Refunded Revenue Bonds Boutwells Landing Care Center Series 2013
08/01/25	5.250%	1,480,000	1,494,326

City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	864,511
09/01/36	6.250%	925,000	953,592
09/01/42	6.375%	2,435,000	2,507,295

City of Sauk Rapids Refunding Revenue Bonds Good Shepherd Lutheran Home Series 2013
01/01/39	5.125%	2,500,000	2,212,975

St. Paul Housing & Redevelopment Authority Revenue Bonds Episcopal Homes Project Senior Series 2013
05/01/38	5.000%	1,200,000	1,044,816
05/01/48	5.125%	6,250,000	5,379,313

Total			19,099,476

Other Bond Issue 0.4%
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,570,875

Other Utility 0.4%
St. Paul Port Authority(a) Revenue Bonds Energy Park Utility Co. Project Series 2012 AMT
08/01/28	5.450%	250,000	239,373
08/01/36	5.700%	1,250,000	1,193,212

Total			1,432,585

Pool / Bond Bank 1.3%
City of Minneapolis Limited Tax Supported Common Revenue Bonds Open Access Tech International, Inc. Series 2010
12/01/30	6.250%	1,000,000	1,147,460

City of Minneapolis(a) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,080,467
06/01/28	5.000%	1,500,000	1,513,635

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Public Facilities Authority Revenue Bonds Series 2005A
03/01/19	5.000%	1,480,000	1,553,660

Total			5,295,222

Prep School 3.2%
City of Victoria Refunding Revenue Bonds Holy Family Catholic High Series 2012
09/01/29	4.600%	1,000,000	939,470
09/01/29	5.000%	2,100,000	2,084,208

City of Woodbury Revenue Bonds MSA Building Co. Series 2012-A
12/01/32	5.000%	220,000	213,200
12/01/43	5.000%	880,000	814,572

County of Anoka Revenue Bonds Spectrum Building Co. Series 2012-A
06/01/27	5.000%	290,000	286,923
06/01/32	5.000%	300,000	286,122
06/01/43	5.000%	1,000,000	907,320

St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,278,200

St. Paul Conservatory Series 2013A
03/01/28	4.000%	200,000	175,326
03/01/43	4.625%	1,000,000	844,400

Revenue Bonds Nova Classical Academy Series 2011A
09/01/42	6.625%	1,500,000	1,564,920

Total			13,394,661

Refunded / Escrowed 0.3%
Minnesota Higher Education Facilities Authority Prerefunded 03/01/18 Revenue Bonds College of St. Benedict Series 2008V
03/01/23	4.750%	70,000	80,692

Western Minnesota Municipal Power Agency Revenue Bonds Series 1977A Escrowed to Maturity
01/01/16	6.375%	1,230,000	1,323,996

Total			1,404,688

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 3.2%
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11/01/37	5.900%	3,385,000	3,419,256

City of Moorhead Refunding Revenue Bonds Evercare Senior Living LLC Series 2012
09/01/37	5.125%	1,000,000	858,540

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,279,963
10/01/33	6.000%	3,000,000	3,044,970
10/01/47	6.250%	1,265,000	1,283,848

City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11/01/28	5.875%	2,050,000	2,063,120

Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,501,335

Total			13,451,032

Single Family 2.2%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	355,352	376,321

Revenue Bonds Mortgage-Backed Securities Program-City Living Series 2011A (GNMA/FNMA/FHLMC)
12/01/27	4.450%	885,000	926,967

Minneapolis/St. Paul Housing Finance Board(a) Revenue Bonds Single Family Housing Series 2005A-4 AMT
12/01/37	4.700%	1,772	1,772

Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	320,000	333,952
Series 2009
01/01/40	5.100%	775,000	792,616

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Housing Finance Agency(a) Revenue Bonds Residential Housing Finance Series 2006B AMT
07/01/26	4.750%	1,020,000	1,028,374
07/01/31	4.850%	1,360,000	1,366,406
Series 2006I AMT
07/01/26	5.050%	2,820,000	2,866,474
Series 2006M AMT
01/01/37	5.750%	450,000	459,544

Minnesota Housing Finance Agency(a)(b) Revenue Bonds Residential Housing Finance Series 2007D AMT
01/01/38	5.500%	795,000	817,753

Total			8,970,179

Special Non Property Tax 4.5%
City of Lakeville Revenue Bonds Series 2007
02/01/22	5.000%	175,000	169,332
02/01/27	5.000%	225,000	206,413

County of Hennepin Sales Tax Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,528,785
12/15/29	5.000%	1,825,000	2,006,186

Territory of Guam(c) Revenue Bonds Section 30 Series 2009A
12/01/34	5.750%	3,500,000	3,681,720
Series 2011A
01/01/42	5.125%	1,200,000	1,227,768

Virgin Islands Public Finance Authority(c) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A
10/01/32	5.000%	4,000,000	3,980,520

Revenue Bonds Matching Fund Loan Notes Series 2012-A
10/01/32	5.000%	2,905,000	2,890,852

Total			18,691,576

Special Property Tax 0.6%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,405,000	2,424,072

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 8.1%
State of Minnesota Refunding Revenue Bonds
Appropriation Series 2012-B
03/01/24	5.000%	2,210,000	2,549,721
03/01/25	5.000%	7,600,000	8,709,372
03/01/28	5.000%	6,000,000	6,722,160
03/01/29	5.000%	4,250,000	4,726,978
Revenue Bonds Series 2014A
06/01/38	5.000%	5,000,000	5,386,000

University of Minnesota Revenue Bonds Senior 520 Corridor Program Series 2013
08/01/38	5.000%	5,000,000	5,391,950

Total			33,486,181

Water & Sewer 0.8%
City of Rochester Unlimited General Obligation Bonds Waste Water Series 2004A
02/01/25	5.000%	3,305,000	3,451,907

Total Municipal Bonds
(Cost: $397,480,264)			412,699,149

Floating Rate Notes 0.5%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.5%
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Hospital Clinics VRDN Series 2007A (AGM)(f)(g)
08/15/37	0.130%	2,000,000	2,000,000

Total Floating Rate Notes
(Cost: $2,000,000)			2,000,000

Money Market Funds —%
		Shares	Value ($)

JPMorgan Tax-Free Money Market Fund, 0.010%(h)		108,662	108,662

Total Money Market Fund
(Cost: $108,662)			108,662

Total Investments
(Cost: $399,588,926)			414,807,811

Other Assets & Liabilities, Net			(152,658)

Net Assets			414,655,153

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)	Income from this security may be subject to alternative minimum tax.

(b)	Variable rate security.

(c)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At January 31, 2014, the value of these securities amounted to $12,827,875 or 3.09% of net assets.

(d)	Zero coupon bond.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.

(g)	Interest rate varies to reflect current market conditions; rate shown is the effective rate on January 31, 2014.

(h)	The rate shown is the seven-day current annualized yield at January 31, 2014.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and ivestments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Municipal Bonds	—	412,699,149	—	412,699,149

Total Bonds	—	412,699,149	—	412,699,149

Short-Term Securities

Floating Rate Notes	—	2,000,000	—	2,000,000

Total Short-Term Securities	—	2,000,000	—	2,000,000

Mutual Funds

Money Market Funds	108,662	—	—	108,662

Total Mutual Funds	108,662	—	—	108,662

Total	108,662	414,699,149	—	414,807,811

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value (identified cost $399,588,926)	$414,807,811

Receivable for:

Investments sold	113,515

Capital shares sold	1,335,339

Interest	5,352,765

Prepaid expenses	2,224

Other assets	6,115

Total assets	421,617,769

Liabilities

Disbursements in excess of cash	96

Payable for:

Investments purchased on a delayed delivery basis	5,194,998

Capital shares purchased	326,546

Dividend distributions to shareholders	1,315,653

Investment management fees	4,534

Distribution and/or service fees	3,618

Transfer agent fees	20,679

Administration fees	771

Compensation of board members	28,043

Other expenses	67,678

Total liabilities	6,962,616

Net assets applicable to outstanding capital stock	$414,655,153

Represented by

Paid-in capital	$400,546,468

Undistributed net investment income	371,768

Accumulated net realized loss	(1,481,968)

Unrealized appreciation (depreciation) on:

Investments	15,218,885

Total — representing net assets applicable to outstanding capital stock	$414,655,153

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$372,747,214

Shares outstanding	69,569,697

Net asset value per share	$5.36

Maximum offering price per share(a)	$5.63

Class B

Net assets	$933,693

Shares outstanding	173,992

Net asset value per share	$5.37

Class C

Net assets	$38,272,984

Shares outstanding	7,142,456

Net asset value per share	$5.36

Class R4

Net assets	$129,173

Shares outstanding	24,143

Net asset value per share	$5.35

Class R5

Net assets	$2,548

Shares outstanding	476

Net asset value per share	$5.35

Class Z

Net assets	$2,569,541

Shares outstanding	479,921

Net asset value per share	$5.35

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income

Income:

Dividends	$688

Interest	9,902,644

Total income	9,903,332

Expenses:

Investment management fees	848,635

Distribution and/or service fees

Class A	477,745

Class B	5,188

Class C	192,760

Transfer agent fees

Class A	148,879

Class B	404

Class C	15,017

Class R4	26

Class Z	960

Administration fees	144,204

Compensation of board members	11,572

Custodian fees	2,801

Printing and postage fees	15,590

Registration fees	31,194

Professional fees	17,592

Other	15,004

Total expenses	1,927,571

Net investment income	7,975,761

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(213,545)

Net realized loss	(213,545)

Net change in unrealized appreciation (depreciation) on:

Investments	5,849,897

Net change in unrealized appreciation (depreciation)	5,849,897

Net realized and unrealized gain	5,636,352

Net increase in net assets resulting from operations	$13,612,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014(a) (Unaudited)	Year Ended July 31, 2013(b)
Operations

Net investment income	$7,975,761	$16,412,326

Net realized gain (loss)	(213,545)	1,092,043

Net change in unrealized appreciation (depreciation)	5,849,897	(28,947,313)

Net increase (decrease) in net assets resulting from operations	13,612,113	(11,442,944)

Distributions to shareholders

Net investment income

Class A	(7,272,367)	(15,094,990)

Class B	(15,810)	(46,807)

Class C	(589,153)	(1,109,413)

Class R4	(1,401)	(35)

Class R5	(14)	—

Class Z	(50,017)	(77,577)

Net realized gains

Class A	(934,118)	(612,142)

Class B	(2,398)	(2,609)

Class C	(93,274)	(54,733)

Class R4	(85)	—

Class Z	(6,174)	(2,257)

Total distributions to shareholders	(8,964,811)	(17,000,563)

Increase (decrease) in net assets from capital stock activity	(30,083,683)	13,913,088

Total decrease in net assets	(25,436,381)	(14,530,419)

Net assets at beginning of period	440,091,534	454,621,953

Net assets at end of period	$414,655,153	$440,091,534

Undistributed net investment income	$371,768	$324,769

(a)	Class R5 shares are for the period from December 11, 2013 (commencement of operations) to January 31, 2014.

(b)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Six months ended January 31, 2014 (Unaudited)(a)		Year ended July 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	2,745,668	14,521,674	9,513,178	53,436,954

Distributions reinvested	1,380,785	7,308,017	2,493,379	13,924,322

Redemptions	(9,482,403)	(50,035,373)	(11,115,815)	(61,655,894)

Net increase (decrease)	(5,355,950)	(28,205,682)	890,742	5,705,382

Class B shares

Subscriptions	265	1,402	8,750	49,295

Distributions reinvested	3,321	17,607	8,585	48,089

Redemptions(c)	(57,108)	(301,930)	(110,291)	(610,064)

Net decrease	(53,522)	(282,921)	(92,956)	(512,680)

Class C shares

Subscriptions	579,701	3,064,658	2,495,358	14,018,529

Distributions reinvested	123,069	651,371	198,670	1,108,646

Redemptions	(1,078,789)	(5,694,280)	(1,350,235)	(7,476,521)

Net increase (decrease)	(376,019)	(1,978,251)	1,343,793	7,650,654

Class R4 shares

Subscriptions	30,951	163,554	447	2,500

Distributions reinvested	270	1,431	2	8

Redemptions	(7,527)	(39,823)	—	—

Net increase	23,694	125,162	449	2,508

Class R5 shares

Subscriptions	474	2,500	—	—

Distributions reinvested	2	9	—	—

Net increase	476	2,509	—	—

Class Z shares

Subscriptions	87,936	463,453	279,271	1,572,403

Distributions reinvested	6,664	35,272	10,027	55,822

Redemptions	(45,888)	(243,225)	(102,641)	(561,001)

Net increase	48,712	255,500	186,657	1,067,224

Total net increase (decrease)	(5,712,609)	(30,083,683)	2,328,685	13,913,088

(a)	Class R5 shares are for the period from December 11, 2013 (commencement of operations) to January 31, 2014.

(b)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Minnesota Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended August 31,
Class A	(Unaudited)		2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.30		$5.63		$5.36		$5.47		$5.16	$5.11		$5.14

Income from investment operations:

Net investment income	0.10		0.20		0.19		0.21		0.22	0.21		0.21

Net realized and unrealized gain (loss)	0.07		(0.32)		0.31		(0.10)		0.30	0.05		(0.03)

Total from investment operations	0.17		(0.12)		0.50		0.11		0.52	0.26		0.18

Less distributions to shareholders:

Net investment income	(0.10)		(0.20)		(0.19)		(0.22)		(0.21)	(0.21)		(0.21)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(b)	—	—		—

Total distributions to shareholders	(0.11)		(0.21)		(0.23)		(0.22)		(0.21)	(0.21)		(0.21)

Net asset value, end of period	$5.36		$5.30		$5.63		$5.36		$5.47	$5.16		$5.11

Total return	3.34%		(2.32%)		9.59%		2.09%		10.38%	5.50%		3.50%

Ratios to average net assets(c)

Total gross expenses	0.84	%(d)	0.83%		0.84	%(d)	0.82%		0.82%	0.88	%(e)	0.99	%(e)

Total net expenses(f)	0.84	%(d)	0.82	%(g)	0.79	%(d)(g)	0.79%		0.79%	0.84	%(e)	0.95	%(e)(h)

Net investment income	3.83	%(d)	3.57%		3.85	%(d)	4.08%		4.08%	4.31%		4.05%

Supplemental data

Net assets, end of period (in thousands)	$372,747		$396,780		$416,684		$372,830		$329,335	$301,421		$289,301

Portfolio turnover	8%		14%		8%		22%		21%	33%		23%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% and 0.16% for the years ended August 31, 2009 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The ratio of net expenses after reduction for earnings and bank fee credits was 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended August 31,
Class B	(Unaudited)		2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.30		$5.64		$5.37		$5.48		$5.16	$5.12		$5.15

Income from investment operations:

Net investment income	0.08		0.16		0.16		0.18		0.18	0.18		0.17

Net realized and unrealized gain (loss)	0.08		(0.34)		0.30		(0.11)		0.31	0.04		(0.03)

Total from investment operations	0.16		(0.18)		0.46		0.07		0.49	0.22		0.14

Less distributions to shareholders:

Net investment income	(0.08)		(0.15)		(0.15)		(0.18)		(0.17)	(0.18)		(0.17)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(b)	—	—		—

Total distributions to shareholders	(0.09)		(0.16)		(0.19)		(0.18)		(0.17)	(0.18)		(0.17)

Net asset value, end of period	$5.37		$5.30		$5.64		$5.37		$5.48	$5.16		$5.12

Total return	3.14%		(3.22%)		8.82%		1.33%		9.75%	4.50%		2.72%

Ratios to average net assets(c)

Total gross expenses	1.59	%(d)	1.58%		1.59	%(d)	1.58%		1.57%	1.63	%(e)	1.75	%(e)

Total net expenses(f)	1.59	%(d)	1.57	%(g)	1.54	%(d)(g)	1.54%		1.55%	1.59	%(e)	1.70	%(h)(e)

Net investment income	3.07	%(d)	2.81%		3.09	%(d)	3.32%		3.31%	3.56%		3.29%

Supplemental data

Net assets, end of period (in thousands)	$934		$1,207		$1,806		$2,688		$5,768	$9,062		$13,969

Portfolio turnover	8%		14%		8%		22%		21%	33%		23%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% and 0.16% for the years ended August 31, 2009 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The ratio of net expenses after reduction for earnings and bank fee credits was 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended August 31,
Class C	(Unaudited)		2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.30		$5.63		$5.36		$5.47		$5.16	$5.12		$5.15

Income from investment operations:

Net investment income	0.08		0.16		0.16		0.17		0.18	0.18		0.17

Net realized and unrealized gain (loss)	0.07		(0.33)		0.30		(0.10)		0.30	0.04		(0.03)

Total from investment operations	0.15		(0.17)		0.46		0.07		0.48	0.22		0.14

Less distributions to shareholders:

Net investment income	(0.08)		(0.15)		(0.15)		(0.18)		(0.17)	(0.18)		(0.17)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(b)	—	—		—

Total distributions to shareholders	(0.09)		(0.16)		(0.19)		(0.18)		(0.17)	(0.18)		(0.17)

Net asset value, end of period	$5.36		$5.30		$5.63		$5.36		$5.47	$5.16		$5.12

Total return	2.95%		(3.05%)		8.84%		1.33%		9.56%	4.51%		2.72%

Ratios to average net assets(c)

Total gross expenses	1.59	%(d)	1.58%		1.59	%(d)	1.57%		1.57%	1.63	%(e)	1.75	%(e)

Total net expenses(f)	1.59	%(d)	1.57	%(g)	1.54	%(d)(g)	1.54%		1.54%	1.59	%(e)	1.70	%(e)(h)

Net investment income	3.08	%(d)	2.81%		3.09	%(d)	3.33%		3.32%	3.55%		3.29%

Supplemental data

Net assets, end of period (in thousands)	$38,273		$39,820		$34,756		$25,068		$20,225	$12,605		$8,460

Portfolio turnover	8%		14%		8%		22%		21%	33%		23%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% and 0.16% for the years ended August 31, 2009 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The ratio of net expenses after reduction for earnings and bank fee credits was 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

Class R4	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$5.29		$5.59

Income from investment operations:

Net investment income	0.11		0.08

Net realized and unrealized gain (loss)	0.07		(0.30)

Total from investment operations	0.18		(0.22)

Less distributions to shareholders:

Net investment income	(0.11)		(0.08)

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.12)		(0.08)

Net asset value, end of period	$5.35		$5.29

Total return	3.50%		(4.02%)

Ratios to average net assets(b)

Total gross expenses	0.59	%(c)	0.57	%(c)

Total net expenses(d)	0.59	%(c)	0.57	%(c)(e)

Net investment income	4.09	%(c)	3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$129		$2

Portfolio turnover	8%		14%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014(a)
Class R5	(Unaudited)
Per share data
Net asset value, beginning of period	$5.27

Income from investment operations:

Net investment income	0.03

Net realized and unrealized gain	0.02

Total from investment operations	0.05

Less distributions to shareholders:

Net realized gains	(0.03)

Total distributions to shareholders	(0.03)

Net asset value, end of period	$5.35

Total return	2.09%

Ratios to average net assets(b)

Total gross expenses	0.50	%(c)

Total net expenses(d)	0.50	%(c)

Net investment income	4.23	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	8%

Notes to Financial Highlights

(a)	For the period from December 11, 2013 (commencement of operations) to January 31, 2014.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended
Class Z	(Unaudited)		2013		2012(a)		August 31,2011(b)
Per share data
Net asset value, beginning of period	$5.29		$5.62		$5.36		$5.46

Income from investment operations:

Net investment income	0.11		0.21		0.21		0.20

Net realized and unrealized gain (loss)	0.07		(0.32)		0.30		(0.09)

Total from investment operations	0.18		(0.11)		0.51		0.11

Less distributions to shareholders:

Net investment income	(0.11)		(0.21)		(0.21)		(0.21)

Net realized gains	(0.01)		(0.01)		(0.04)		(0.00	)(c)

Total distributions to shareholders	(0.12)		(0.22)		(0.25)		(0.21)

Net asset value, end of period	$5.35		$5.29		$5.62		$5.36

Total return	3.47%		(2.09%)		9.65%		2.22%

Ratios to average net assets(d)

Total gross expenses	0.59	%(e)	0.58%		0.59	%(e)	0.54	%(e)

Total net expenses(f)	0.59	%(e)	0.57	%(g)	0.54	%(e)(g)	0.54	%(e)

Net investment income	4.08	%(e)	3.82%		4.09	%(e)	4.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2,570		$2,282		$1,376		$779

Portfolio turnover	8%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	23

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on December 11, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

24	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.40% to 0.27% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.40% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $986.

Semiannual Report 2014	25

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.08%
Class B	0.08
Class C	0.08
Class R4	0.08
Class R5	0.05
Class Z	0.08

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At January 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $57,393. The liability remaining at January 31, 2014 for non-recurring charges associated with the lease amounted to $38,248 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $109,000 and $276,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $116,113 for Class A, $117 for Class B and $2,161 for Class C shares for the six months ended January 31, 2014.

26	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2013 through November 30, 2014 (%)		Prior to December 1, 2013 (%)
Class A	0.85		0.85
Class B	1.60		1.60
Class C	1.60		1.60
Class R4	0.60		0.60
Class R5	0.59	*	—
Class Z	0.60		0.60

*	Annual rate is contractual from December 11, 2013 (the commencement of operations of Class R5 shares) through November 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $399,589,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,663,000
Unrealized depreciation	(5,444,000)
Net unrealized appreciation	$15,219,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $32,621,661 and $49,164,859, respectively, for the six months ended January 31, 2014.

Note 6. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 19.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Semiannual Report 2014	27

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Semiannual Report 2014

Columbia Minnesota Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	29

Columbia Minnesota Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR199_07_D01_(03/14)

Semiannual Report January 31, 2014

Columbia Money Market Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Money Market Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Money Market Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Money Market Fund (the Fund) Class A shares returned 0.00% for the six months ended January 31, 2014.

>

The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended January 31, 2014. The 7-day yields reflect more closely the earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

Average Annual Total Returns (%) (for period ended January 31, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	10/06/75	0.00	0.01	0.03	1.47
Class B	03/20/95
Excluding sales charges		0.00	0.01	0.01	1.15
Including sales charges		-5.00	-4.99	-0.39	1.15
Class C	06/26/00
Excluding sales charges		0.00	0.01	0.01	1.15
Including sales charges		-1.00	-0.99	0.01	1.15
Class I*	03/04/04	0.00	0.01	0.03	1.63
Class R*	08/03/09	0.00	0.01	0.05	1.48
Class R5*	12/11/06	0.01	0.01	0.03	1.52
Class W*	12/01/06	0.01	0.01	0.01	1.46
Class Z*	04/30/10	0.00	0.01	0.03	1.47

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) (applied as follows: first year 5%; second year 4%; third and forth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter). Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

2	Semiannual Report 2014

Columbia Money Market Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Asset-Backed Commercial Paper	19.4
Asset-Backed Securities — Non-Agency(a)	2.9
Certificate of Deposit	16.8
Commercial Paper	38.1
Repurchase Agreements	5.9
Treasury Bills	2.7
U.S. Government & Agency Obligations	14.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Category comprised of short-term asset-backed securities.

Portfolio Management

Leonard Aplet, CFA

John McColley

Semiannual Report 2014	3

Columbia Money Market Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.75	0.45	0.46	0.09
Class B	1,000.00	1,000.00	1,000.00	1,024.70	0.50	0.51	0.10
Class C	1,000.00	1,000.00	1,000.00	1,024.75	0.45	0.46	0.09
Class I	1,000.00	1,000.00	1,000.00	1,024.75	0.45	0.46	0.09
Class R	1,000.00	1,000.00	1,000.00	1,024.75	0.45	0.46	0.09
Class R5	1,000.00	1,000.00	1,000.10	1,024.75	0.45	0.46	0.09
Class W	1,000.00	1,000.00	1,000.10	1,024.70	0.50	0.51	0.10
Class Z	1,000.00	1,000.00	1,000.00	1,024.75	0.45	0.46	0.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended January 31, 2014, the annualized expense ratios would have been 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5, 0.62% for Class W and 0.52% for Class Z. The actual expenses paid would have been $3.13 for Class A, $6.40 for Class B, $6.40 for Class C, $1.61 for Class I, $3.88 for Class R, $1.87 for Class R5, $3.13 for Class W and $2.62 for Class Z; the hypothetical expenses paid would have been $3.16 for Class A, $6.46 for Class B, $6.46 for Class C, $1.63 for Class I, $3.92 for Class R, $1.89 for Class R5, $3.16 for Class W and $2.65 for Class Z.

4	Semiannual Report 2014

Columbia Money Market Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 19.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Chariot Funding LLC(a)
02/27/14	0.180%	29,550,000	29,546,159

FCAR Owner Trust Series I
02/03/14	0.130%	21,000,000	20,999,778

Fairway Finance Co. LLC(a)
02/04/14	0.070%	14,002,000	14,001,895
04/10/14	0.150%	18,000,000	17,994,900
05/16/14	0.180%	21,910,000	21,898,607

Liberty Street Funding LLC(a)
02/03/14	0.030%	55,600,000	55,599,876

MetLife Short Term Funding LLC(a)
04/22/14	0.120%	56,000,000	55,985,067

Old Line Funding LLC(a)
02/25/14	0.180%	10,000,000	9,998,800
04/25/14	0.160%	27,000,000	26,990,040
05/12/14	0.170%	19,000,000	18,991,028

Regency Markets No. 1 LLC(a)
02/14/14	0.130%	31,000,000	30,998,433
02/19/14	0.130%	22,000,000	21,998,460

Thunder Bay Funding LLC(a)
03/17/14	0.170%	14,000,000	13,997,091
03/25/14	0.170%	23,000,000	22,994,352

Total Asset-Backed Commercial Paper
(Cost: $361,994,486)			361,994,486

Commercial Paper 38.1%
Banking 8.1%
BNP Paribas Finance, Inc.
02/03/14	0.020%	13,000,000	12,999,978

HSBC USA, Inc.
04/04/14	0.180%	53,000,000	52,983,570

State Street Corp.
03/05/14	0.160%	30,000,000	29,995,734
04/09/14	0.150%	25,000,000	24,993,021

Wells Fargo & Co.
02/13/14	0.120%	30,000,000	29,998,700

Total			150,971,003

Consumer Products 2.9%
Procter & Gamble Co. (The)(a)
02/11/14	0.090%	18,000,000	17,999,500
03/03/14	0.080%	36,000,000	35,997,600

Total			53,997,100

Diversified Manufacturing 3.0%
General Electric Co.
02/05/14	0.030%	56,000,000	55,999,751

Integrated Energy 5.0%
Chevron Corp.(a)
02/03/14	0.030%	16,000,000	15,999,956
02/20/14	0.070%	40,000,000	39,998,522

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Shell International Finance BV(a)
02/18/14	0.050%	37,000,000	36,999,126

Total			92,997,604

Life Insurance 3.1%
New York Life Capital Corp.(a)
02/11/14	0.090%	28,000,000	27,999,222
02/19/14	0.100%	30,000,000	29,998,500

Total			57,997,722

Pharmaceuticals 7.9%
Merck & Co., Inc.(a)
02/24/14	0.070%	28,000,000	27,998,748

Novartis Finance Corp.(a)
02/03/14	0.030%	14,000,000	13,999,969

Pfizer, Inc.(a)
03/06/14	0.080%	21,000,000	20,998,460

Roche Holdings, Inc.(a)
02/03/14	0.030%	12,000,000	11,999,973
02/12/14	0.050%	14,000,000	13,999,786
02/21/14	0.050%	18,000,000	17,999,500

Sanofi Aventis(a)
02/06/14	0.050%	40,000,000	39,999,667

Total			146,996,103

Property & Casualty 1.0%
Travelers Co., Inc.(a)
02/03/14	0.020%	19,000,000	18,999,968

Retailers 2.1%
Wal-Mart Stores, Inc.(a)
02/24/14	0.060%	38,000,000	37,998,543

Technology 2.0%
Cisco Systems, Inc.(a)
03/26/14	0.070%	37,000,000	36,996,187

Transportation Services 3.0%
NetJets, Inc.(a)
02/12/14	0.040%	55,000,000	54,999,328

Total Commercial Paper
(Cost: $707,953,309)			707,953,309

Certificates of Deposit 16.8%
Australia & New Zealand Banking Group Ltd.
02/03/14	0.080%	56,000,000	56,000,000

Bank of Montreal
02/04/14	0.040%	56,000,000	56,000,000

Branch Banking And Trust Co.
05/02/14	0.110%	51,000,000	51,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Columbia Money Market Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Certificates of Deposit (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce
02/07/14	0.030%	56,000,000	56,000,000

Toronto-Dominion Bank (The)
03/04/14	0.110%	50,000,000	50,000,000

Wells Fargo Bank
02/10/14	0.140%	25,000,000	25,000,000

Westpac Banking Corp.(a)
03/24/14	0.140%	19,000,000	18,996,232

Total Certificates of Deposit
(Cost: $312,996,232)			312,996,232

U.S. Government & Agency Obligations 14.2%
Federal Home Loan Banks Discount Notes
02/03/14	0.010%	4,805,000	4,804,997
02/13/14	0.040%	10,000,000	9,999,867
02/18/14	0.040%	8,000,000	7,999,849
02/19/14	0.070%	1,400,000	1,399,947
02/21/14	0.030%	3,880,000	3,879,935
02/28/14	0.060%	17,000,000	16,999,171
03/03/14	0.020%	13,000,000	12,999,783
03/05/14	0.060%	48,000,000	47,997,378
03/07/14	0.030%	17,400,000	17,399,425
03/12/14	0.050%	25,075,000	25,073,711
03/14/14	0.040%	42,000,000	41,998,087

Federal Home Loan Banks
03/28/14	0.170%	20,000,000	19,998,274
09/19/14	0.210%	10,000,000	10,000,000
10/07/14	0.230%	10,000,000	10,000,000

Federal Home Loan Mortgage Corp.
02/03/14	0.010%	17,440,000	17,439,985

Federal National Mortgage Association
02/03/14	0.010%	16,000,000	15,999,987

Total U.S. Government & Agency Obligations
(Cost: $263,990,396)			263,990,396

Repurchase Agreements 6.0%
Barclays Bank PLC (collateralized by U.S. Treasury Note repurchase price $36,700,031 total market value $36,700,057)
02/03/14	0.010%	36,700,000	36,700,000

RBC Capital Markets LLC (collateralized by U.S. Treasury Bill repurchase price $37,000,031 total market value $37,740,005)
02/03/14	0.010%	37,000,000	37,000,000

TD Securities (collateralized by U.S. Treasury Note repurchase price $37,000,062 total market value $37,740,028)
02/03/14	0.020%	37,000,000	37,000,000

Total Repurchase Agreements
(Cost: $110,700,000)			110,700,000

Treasury Bills 2.7%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills
04/10/14	0.020%	50,000,000	49,997,733

Total Treasury Bills
(Cost: $49,997,733)			49,997,733

Asset-Backed Securities — Non-Agency 2.9%
ABS Other 1.1%
CIT Equipment Collateral Series 2013-VT1 Class A1(b)
11/20/14	0.300%	1,926,139	1,926,139

CNH Equipment Trust Series 2013-C Class A1
09/15/14	0.250%	5,983,214	5,983,214

GE Equipment Small Ticket LLC Series 2013-1A Class A1(b)
08/25/14	0.230%	4,457,511	4,457,511

GE Equipment Transportation LLC Series 2013-2 Class A1
10/24/14	0.260%	4,392,510	4,392,510

MMAF Equipment Finance LLC Series 2013-AA Class A1(b)
09/05/14	0.280%	2,967,913	2,967,913

Total			19,727,287

Car Loan 1.8%
ARI Fleet Lease Trust Series 2013-A Class A1(b)
04/15/14	0.260%	862,781	862,781

AmeriCredit Automobile Receivables Trust Series 2013-5 Class A1
12/05/14	0.250%	1,814,489	1,814,489

CarMax Auto Owner Trust Series 2013-4 Class A1
11/17/14	0.240%	5,968,112	5,968,112

Enterprise Fleet Financing LLC Series 2013-2 Class A1(b)
08/20/14	0.290%	4,430,817	4,430,817

Honda Auto Receivables Owner Trust Series 2013-4 Class A1
11/18/14	0.240%	6,990,583	6,990,583

Hyundai Auto Lease Securitization Trust Series 2013-B Class A1(b)
08/15/14	0.250%	1,532,118	1,532,118

M&T Bank Auto Receivables Trust Series 2013-1A Class A1(b)
09/15/14	0.250%	6,601,186	6,601,186

Nissan Auto Lease Trust Series 2013-B Class A1
11/17/14	0.240%	3,957,059	3,957,059

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Columbia Money Market Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Asset-Backed Securities — Non-Agency (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
World Omni Automobile Lease Securitization Trust Series 2013-A Class A1
10/10/14	0.250%	1,987,773	1,987,773

Total			34,144,918

Total Asset-Backed Securities — Non-Agency
(Cost: $53,872,205)			53,872,205

Total Investments
(Cost: $1,861,504,361)			1,861,504,361

Other Assets & Liabilities, Net			(3,802,793)

Net Assets			1,857,701,568

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $860,973,495 or 46.35% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $22,778,465 or 1.23% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Columbia Money Market Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	361,994,486	—	361,994,486

Commercial Paper	—	707,953,309	—	707,953,309

Certificates of Deposit	—	312,996,232	—	312,996,232

U.S. Government & Agency Obligations	—	263,990,396	—	263,990,396

Repurchase Agreements	—	110,700,000	—	110,700,000

Treasury Bills	—	49,997,733	—	49,997,733

Total Short-Term Securities	—	1,807,632,156	—	1,807,632,156

Bonds

Asset-Backed Securities — Non-Agency	—	53,872,205	—	53,872,205

Total Bonds	—	53,872,205	—	53,872,205

Total	—	1,861,504,361	—	1,861,504,361

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Columbia Money Market Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets

Investments, at value (identified cost $1,750,804,361)	$1,750,804,361

Repurchase agreements (identified cost $110,700,000)	110,700,000

Total investments (identified cost $1,861,504,361)	1,861,504,361

Cash	336,989

Receivable for:

Capital shares sold	7,580,084

Interest	33,450

Expense reimbursement due from Investment Manager	35,358

Prepaid expenses	4,562

Other assets	9,521

Total assets	1,869,504,325

Liabilities

Payable for:

Capital shares purchased	11,117,289

Dividend distributions to shareholders	13,054

Investment management fees	16,276

Distribution and/or service fees	163

Transfer agent fees	270,758

Administration fees	2,760

Compensation of board members	141,404

Other expenses	241,053

Total liabilities	11,802,757

Net assets applicable to outstanding capital stock	$1,857,701,568

Represented by

Paid-in capital	$1,857,829,619

Excess of distributions over net investment income	(128,867)

Accumulated net realized gain	816

Total — representing net assets applicable to outstanding capital stock	$1,857,701,568

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Columbia Money Market Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A

Net assets	$1,686,507,089

Shares outstanding	1,686,319,350

Net asset value per share	$1.00

Class B

Net assets	$7,918,727

Shares outstanding	7,919,159

Net asset value per share	$1.00

Class C

Net assets	$26,987,631

Shares outstanding	26,988,111

Net asset value per share	$1.00

Class I

Net assets	$662,337

Shares outstanding	661,838

Net asset value per share	$1.00

Class R

Net assets	$6,054,526

Shares outstanding	6,055,661

Net asset value per share	$1.00

Class R5

Net assets	$820,201

Shares outstanding	820,044

Net asset value per share	$1.00

Class W

Net assets	$86,746

Shares outstanding	86,739

Net asset value per share	$1.00

Class Z

Net assets	$128,664,311

Shares outstanding	128,673,538

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Columbia Money Market Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income

Income:

Interest	$942,146

Total income	942,146

Expenses:

Investment management fees	3,055,110

Distribution and/or service fees

Class B	34,090

Transfer agent fees

Class A	3,152,147

Class B	16,468

Class C	54,405

Class R	12,454

Class R5	105

Class W	1,798

Class Z	239,578

Administration fees	518,029

Compensation of board members	34,750

Custodian fees	14,067

Printing and postage fees	236,487

Registration fees	71,198

Professional fees	21,682

Other	34,206

Total expenses	7,496,574

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(6,631,437)

Total net expenses	865,137

Net investment income	77,009

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	816

Net realized gain	816

Net increase in net assets resulting from operations	$77,825

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Columbia Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations

Net investment income	$77,009	$129,653

Net realized gain	816	540

Net increase in net assets resulting from operations	77,825	130,193

Distributions to shareholders

Net investment income

Class A	(68,285)	(137,368)

Class B	(333)	(831)

Class C	(1,431)	(1,532)

Class I	(33)	(54)

Class R	(342)	(307)

Class R5	(37)	(68)

Class W	(51)	(228)

Class Z	(6,497)	(9,968)

Net realized gains

Class A	—	(316,457)

Class B	—	(2,103)

Class C	—	(2,038)

Class I	—	(91)

Class R	—	(126)

Class R5	—	(130)

Class W	—	(423)

Class Z	—	(19,062)

Total distributions to shareholders	(77,009)	(490,786)

Increase (decrease) in net assets from capital stock activity	(75,610,479)	(9,185,557)

Total decrease in net assets	(75,609,663)	(9,546,150)

Net assets at beginning of period	1,933,311,231	1,942,857,381

Net assets at end of period	$1,857,701,568	$1,933,311,231

Excess of distributions over net investment income	$(128,867)	$(128,867)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	939,609,252	939,609,251	1,980,047,806	1,980,067,808

Fund merger	—	—	84,562,011	84,553,000

Distributions reinvested	67,221	67,221	450,298	450,298

Redemptions	(1,009,328,924)	(1,009,328,924)	(2,154,746,765)	(2,154,746,766)

Net decrease	(69,652,451)	(69,652,452)	(89,686,650)	(89,675,660)

Class B shares

Subscriptions	2,125,867	2,125,867	5,159,178	5,159,179

Fund merger	—	—	1,166,028	1,167,092

Distributions reinvested	297	297	2,765	2,765

Redemptions(a)	(4,066,986)	(4,066,986)	(8,625,163)	(8,625,164)

Net decrease	(1,940,822)	(1,940,822)	(2,297,192)	(2,296,128)

Class C shares

Subscriptions	18,494,956	18,494,956	23,795,262	23,775,261

Fund merger	—	—	12,356,278	12,376,015

Distributions reinvested	1,362	1,362	3,430	3,430

Redemptions	(19,088,133)	(19,088,133)	(18,823,825)	(18,823,825)

Net increase (decrease)	(591,815)	(591,815)	17,331,145	17,330,881

Class I shares

Subscriptions	2	2	272,540	272,540

Distributions reinvested	33	33	143	143

Redemptions	—	—	(1,551)	(1,551)

Net increase	35	35	271,132	271,132

Class R shares

Subscriptions	4,538,737	4,538,738	4,006,242	4,006,242

Fund merger	—	—	6,600,499	6,599,626

Distributions reinvested	335	335	423	423

Redemptions	(5,388,856)	(5,388,856)	(4,355,579)	(4,355,579)

Net increase (decrease)	(849,784)	(849,783)	6,251,585	6,250,712

Class R5 shares

Subscriptions	450,678	450,679	312,292	312,291

Fund merger	—	—	36,273	36,274

Distributions reinvested	35	35	196	196

Redemptions	(270,418)	(270,418)	(481,587)	(481,587)

Net increase (decrease)	180,295	180,296	(132,826)	(132,826)

Class W shares

Subscriptions	290,429	290,429	994,141	994,140

Distributions reinvested	50	50	649	649

Redemptions	(2,276,753)	(2,276,753)	(995,541)	(995,541)

Net decrease	(1,986,274)	(1,986,274)	(751)	(752)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	38,276,759	38,276,759	112,096,362	112,096,362

Fund merger	—	—	9,514,124	9,514,783

Distributions reinvested	5,114	5,114	21,898	21,898

Redemptions	(39,051,537)	(39,051,537)	(62,565,959)	(62,565,959)

Net increase (decrease)	(769,664)	(769,664)	59,066,425	59,067,084

Total net decrease	(75,610,480)	(75,610,479)	(9,197,132)	(9,185,557)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Columbia Money Market Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
Class A	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.008

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)		(0.007)

Increase from payments by affiliate	—		—		—		—		0.005		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.008

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net realized gains	—		(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.00	%(a)	0.03%		0.01%		0.01%		0.05	%(b)	0.79	%(c)

Ratios to average net assets

Total gross expenses	0.78	%(d)	0.80%		0.71%		0.68%		0.75%		0.73%

Total net expenses(e)	0.09	%(d)	0.13	%(f)	0.14	%(f)	0.21%		0.25%		0.61%

Net investment income	0.01	%(d)	0.01%		0.01%		0.01%		0.04%		0.86%

Supplemental data

Net assets, end of period (in thousands)	$1,686,507		$1,756,157		$1,846,163		$2,170,619		$2,528,588		$3,278,886

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class B	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	0.000	(a)	(0.000	)(a)	0.005

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.006)		(0.007)

Increase from payments by affiliate	—		—		—		—		0.006		0.007

Total from investment operations	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net realized gains	—		(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.00	%(a)	0.03%		0.01%		0.01%		0.01	%(b)	0.45	%(c)

Ratios to average net assets

Total gross expenses	1.53	%(d)	1.55%		1.46%		1.43%		1.43%		1.39%

Total net expenses(e)	0.10	%(d)	0.14	%(f)	0.14	%(f)	0.21%		0.30%		0.93%

Net investment income (loss)	(0.00	)(a)(d)	(0.00	)(a)	(0.00	%)(a)	0.00	%(a)	(0.01%)		0.41%

Supplemental data

Net assets, end of period (in thousands)	$7,919		$9,860		$12,159		$18,617		$33,927		$76,370

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class C	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)		(0.007)

Increase from payments by affiliate	—		—		—		—		0.005		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net realized gains	—		(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.00	%(a)	0.03%		0.01%		0.01%		0.01	%(b)	0.46	%(c)

Ratios to average net assets

Total gross expenses	0.78	%(d)	0.79%		0.72%		0.68%		1.18%		1.39%

Total net expenses(e)	0.09	%(d)	0.13	%(f)	0.13	%(f)	0.20%		0.30%		0.96%

Net investment income (loss)	0.01	%(d)	0.00	%(a)	0.01%		0.01%		(0.00	%)(a)	0.44%

Supplemental data

Net assets, end of period (in thousands)	$26,988		$27,580		$10,252		$12,975		$7,910		$7,073

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.48%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class I	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.010

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.006)		(0.007)

Increase from payments by affiliate	—		—		—		—		0.006		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.010

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.010)

Net realized gains	—		(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.010)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.00	%(a)	0.03%		0.01%		0.01%		0.01	%(b)	0.96	%(c)

Ratios to average net assets

Total gross expenses	0.41	%(d)	0.40%		0.40%		0.40%		0.41%		0.43%

Total net expenses(e)	0.09	%(d)	0.12%		0.10%		0.21%		0.29%		0.43%

Net investment income	0.01	%(d)	0.01%		0.03%		0.01%		0.01%		1.02%

Supplemental data

Net assets, end of period (in thousands)	$662		$662		$391		$38,467		$27,175		$74,517

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R	(Unaudited)		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.002

Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	(0.001)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.001

Less distributions to shareholders:

Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.001)

Net realized gains	—		(0.000	)(b)	—		—		—

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.00	%(b)	0.03%		0.01%		0.03%		0.14	%(c)

Ratios to average net assets

Total gross expenses	0.78	%(d)	0.78%		0.71%		0.67%		0.80	%(d)

Total net expenses(e)	0.09	%(d)	0.12	%(f)	0.14	%(f)	0.18%		0.07	%(d)

Net investment income	0.01	%(d)	0.00	%(b)	0.02%		0.02%		0.21	%(d)

Supplemental data

Net assets, end of period (in thousands)	$6,055		$6,904		$654		$30		$3

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment by an affiliate. There was no impact to the total return.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R5	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.009

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.002)		(0.007)

Increase from payments by affiliate	—		—		—		—		0.002		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.009

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.009)

Net realized gains	—		(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.009)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.04	%(b)	0.91	%(c)

Ratios to average net assets

Total gross expenses	0.44	%(d)	0.44%		0.42%		0.42%		0.45%		0.51%

Total net expenses(e)	0.09	%(d)	0.13%		0.12%		0.21%		0.18%		0.49%

Net investment income	0.01	%(d)	0.01%		0.03%		0.01%		0.05%		0.90%

Supplemental data

Net assets, end of period (in thousands)	$820		$640		$773		$884		$726		$5

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.19%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class W	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.008

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)		(0.007)

Increase from payments by affiliate	—		—		—		—		0.005		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.008

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net realized gains	—		(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.03%		0.01%		0.01%		0.01	%(b)	0.76	%(c)

Ratios to average net assets

Total gross expenses	0.78	%(d)	0.80%		0.74%		0.67%		0.68%		0.73%

Total net expenses(e)	0.10	%(d)	0.12	%(f)	0.13	%(f)	0.21%		0.30%		0.64%

Net investment income (loss)	0.00	%(a)(d)	0.01%		0.00	%(a)	0.01%		(0.00	%)(a)	0.78%

Supplemental data

Net assets, end of period (in thousands)	$87		$2,073		$2,074		$21,133		$34,577		$31,351

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.50%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	21

Columbia Money Market Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Z	(Unaudited)		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	(0.000	)(b)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Less distributions to shareholders:

Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net realized gains	—		(0.000	)(b)	—		—		—

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.00	%(b)	0.03%		0.01%		0.01%		0.00	%(b)(c)

Ratios to average net assets

Total gross expenses	0.78	%(d)	0.80%		0.71%		0.67%		0.61	%(d)

Total net expenses(e)	0.09	%(d)	0.13	%(f)	0.14	%(f)	0.20%		0.26	%(d)

Net investment income	0.01	%(d)	0.01%		0.01%		0.01%		0.02	%(d)

Supplemental data

Net assets, end of period (in thousands)	$128,664		$129,435		$70,390		$64,787		$19,816

Notes to Financial Highlights

(a)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment by an affiliate. There was no impact to the total return.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2014

Columbia Money Market Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum contingent deferred sales charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability

Semiannual Report 2014	23

Columbia Money Market Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund’s gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of January 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Repurchase Agreements	110,700,000	—	110,700,000	—	—	110,700,000	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The

24	Semiannual Report 2014

Columbia Money Market Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.32% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $2,237.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the six months ended January 31, 2014, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.36%
Class B	0.36
Class C	0.36
Class R	0.36
Class R5	0.03
Class W	0.36
Class Z	0.36

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At January 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $117,512. The liability remaining at January 31, 2014 for non-recurring charges associated with the lease amounted to $70,052 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at January 31, 2014 is

Semiannual Report 2014	25

Columbia Money Market Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For the six months ended January 31, 2014, the Fund did not pay fees for Class A, Class C, Class R and Class W shares. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the six months ended January 31, 2014, the Fund paid fees equal to 0.75% of the 0.85% fee for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,968,000 and $3,470,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

CDSCs received by the Distributor for distributing Fund shares were $204 for Class A, $2,942 for Class B and $2,427 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through November 30, 2014
Class A	0.62%
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was $1,861,504,361.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally,

26	Semiannual Report 2014

Columbia Money Market Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 6. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Government Money Market Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,857,461,271 and the combined net assets immediately after the acquisition were $1,971,708,061.

The merger was accomplished by a tax-free exchange of 114,235,213 shares of the acquired fund valued at $114,246,790.

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class A	84,562,011
Class B	1,166,028
Class C	12,356,278
Class R	6,600,499
Class R5	36,273
Class Z	9,514,124

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on February 1, 2013, the Fund’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the year ended July 31, 2013 would have been approximately $130,000, $500 and $130,500.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of

Semiannual Report 2014	27

Columbia Money Market Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

$10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Semiannual Report 2014

Columbia Money Market Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	29

Columbia Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR200_07_D01_(03/14)

Semiannual Report

January 31, 2014

Columbia Large Growth Quantitative Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Large Growth Quantitative Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	16
Notes to Financial Statements	25
Important Information About This Report	33

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Large Growth Quantitative Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Large Growth Quantitative Fund (the Fund) Class A shares returned 10.61% excluding sales charges for the six-month period that ended January 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 10.15% for the same six-month period.

Average Annual Total Returns (%) (for period ended January 31, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	05/17/07
Excluding sales charges		10.61	25.61	19.96	5.21
Including sales charges		4.26	18.33	18.56	4.29
Class B	05/17/07
Excluding sales charges		10.07	24.72	19.03	4.42
Including sales charges		5.55	19.72	18.83	4.42
Class C	05/17/07
Excluding sales charges		10.14	24.87	19.07	4.43
Including sales charges		9.23	23.87	19.07	4.43
Class I	05/17/07	10.78	26.21	20.53	5.70
Class K	05/17/07	10.61	25.75	20.14	5.42
Class R	05/17/07	10.45	25.39	19.63	4.97
Class R5*	11/08/12	10.78	26.20	20.10	5.30
Class W*	08/01/08	10.54	25.46	19.96	5.21
Class Z*	09/27/10	10.67	25.91	20.10	5.30
Russell 1000 Growth Index		10.15	24.35	20.88	6.97

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Large Growth Quantitative Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at January 31, 2014)
Apple, Inc.	5.2
Microsoft Corp.	4.4
Google, Inc., Class A	3.4
Oracle Corp.	3.0
Comcast Corp., Class A	2.7
Home Depot, Inc. (The)	2.7
MasterCard, Inc., Class A	2.5
Boeing Co. (The)	2.5
Gilead Sciences, Inc.	2.3
Verizon Communications, Inc.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at January 31, 2014)
Common Stocks	98.6
Consumer Discretionary	18.8
Consumer Staples	11.3
Energy	4.4
Financials	5.1
Health Care	13.0
Industrials	12.3
Information Technology	26.5
Materials	4.6
Telecommunication Services	2.2
Utilities	0.4
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report 2014
3

Columbia Large Growth Quantitative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.10	1,018.90	6.64	6.36	1.25
Class B	1,000.00	1,000.00	1,100.70	1,015.12	10.59	10.16	2.00
Class C	1,000.00	1,000.00	1,101.40	1,015.12	10.59	10.16	2.00
Class I	1,000.00	1,000.00	1,107.80	1,021.17	4.25	4.08	0.80
Class K	1,000.00	1,000.00	1,106.10	1,019.71	5.79	5.55	1.09
Class R	1,000.00	1,000.00	1,104.50	1,017.64	7.96	7.63	1.50
Class R5	1,000.00	1,000.00	1,107.80	1,021.17	4.25	4.08	0.80
Class W	1,000.00	1,000.00	1,105.40	1,018.70	6.85	6.56	1.29
Class Z	1,000.00	1,000.00	1,106.70	1,020.16	5.31	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%

Issuer	Shares	Value ($)
Consumer Discretionary 18.8%
Auto Components 1.8%
Delphi Automotive PLC	153,100	9,322,259
Diversified Consumer Services —%
Service Corp. International	3,700	65,490
Hotels, Restaurants & Leisure 2.7%
Bally Technologies, Inc.(a)	111,800	8,197,176
Starbucks Corp.	84,200	5,988,304
Total		14,185,480
Internet & Catalog Retail 1.1%
priceline.com, Inc.(a)	5,200	5,953,428
Media 4.6%
Comcast Corp., Class A	264,900	14,423,805
Viacom, Inc., Class B	126,500	10,385,650
Total		24,809,455
Multiline Retail 1.6%
Macy's, Inc.	155,700	8,283,240
Specialty Retail 3.6%
Bed Bath & Beyond, Inc.(a)	3,200	204,320
Best Buy Co., Inc.	210,900	4,964,586
Home Depot, Inc. (The)	184,900	14,209,565
Total		19,378,471
Textiles, Apparel & Luxury Goods 3.4%
Hanesbrands, Inc.	127,300	9,056,122
VF Corp.	156,000	9,118,200
Total		18,174,322
Total Consumer Discretionary		100,172,145
Consumer Staples 11.3%
Beverages 0.1%
Coca-Cola Co. (The)	7,900	298,778
Coca-Cola Enterprises, Inc.	3,900	168,831
Total		467,609
Food & Staples Retailing 2.8%
CVS Caremark Corp.	90,300	6,115,116
Kroger Co. (The)	254,143	9,174,563
Total		15,289,679
Food Products 3.1%
Archer-Daniels-Midland Co.	197,500	7,797,300
Hershey Co. (The)	86,400	8,588,160
Total		16,385,460

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.2%
Kimberly-Clark Corp.	57,400	6,277,838
Tobacco 4.1%
Altria Group, Inc.	329,824	11,616,401
Lorillard, Inc.	187,300	9,218,906
Philip Morris International, Inc.	12,000	937,680
Total		21,772,987
Total Consumer Staples		60,193,573
Energy 4.4%
Energy Equipment & Services 2.2%
Baker Hughes, Inc.	87,000	4,927,680
RPC, Inc.	394,600	6,720,038
Total		11,647,718
Oil, Gas & Consumable Fuels 2.2%
Anadarko Petroleum Corp.	105,500	8,512,795
CVR Energy, Inc.	500	18,545
EOG Resources, Inc.	21,400	3,536,136
Total		12,067,476
Total Energy		23,715,194
Financials 5.1%
Capital Markets 1.2%
Waddell & Reed Financial, Inc., Class A	94,800	6,144,936
Insurance 1.9%
Aon PLC	60,800	4,891,968
Prudential Financial, Inc.	64,400	5,434,716
Total		10,326,684
Real Estate Investment Trusts (REITs) 2.0%
Omega Healthcare Investors, Inc.	40,800	1,303,152
Public Storage	59,000	9,297,810
Total		10,600,962
Total Financials		27,072,582
Health Care 13.0%
Biotechnology 5.0%
Amgen, Inc.	35,700	4,246,515
Biogen Idec, Inc.(a)	9,000	2,813,760
Celgene Corp.(a)	26,000	3,950,180
Gilead Sciences, Inc.(a)	148,100	11,944,265
Incyte Corp., Ltd.(a)	12,500	819,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmacyclics, Inc.(a)	8,200	1,091,174
Vertex Pharmaceuticals, Inc.(a)	26,400	2,086,656
Total		26,951,550
Health Care Equipment & Supplies 1.7%
Becton Dickinson and Co.	8,600	929,832
CR Bard, Inc.	63,300	8,203,047
Total		9,132,879
Health Care Providers & Services 1.6%
AmerisourceBergen Corp.	130,400	8,765,488
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	137,300	7,983,995
Charles River Laboratories International, Inc.(a)	45,600	2,577,768
Total		10,561,763
Pharmaceuticals 2.7%
Eli Lilly & Co.	173,919	9,393,365
Endo Health Solutions, Inc.(a)	52,000	3,425,760
Jazz Pharmaceuticals PLC(a)	5,300	803,798
Johnson & Johnson	6,500	575,055
Total		14,197,978
Total Health Care		69,609,658
Industrials 12.3%
Aerospace & Defense 2.4%
Boeing Co. (The)	103,200	12,926,832
Air Freight & Logistics 2.2%
United Parcel Service, Inc., Class B	122,800	11,694,244
Airlines 1.0%
Southwest Airlines Co.	269,600	5,648,120
Electrical Equipment 1.8%
Emerson Electric Co.	148,156	9,769,407
Machinery 4.7%
Caterpillar, Inc.	97,500	9,156,225
IDEX Corp.	119,000	8,569,190
Illinois Tool Works, Inc.	90,800	7,161,396
Total		24,886,811
Professional Services 0.2%
Dun & Bradstreet Corp. (The)	9,000	990,000
Total Industrials		65,915,414

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 26.6%
Communications Equipment 1.8%
QUALCOMM, Inc.	125,400	9,307,188
Computers & Peripherals 5.2%
Apple, Inc.	54,811	27,438,386
Internet Software & Services 5.0%
Google, Inc., Class A(a)	15,040	17,761,789
VeriSign, Inc.(a)	152,600	8,965,250
Total		26,727,039
IT Services 4.4%
FleetCor Technologies, Inc.(a)	74,200	7,888,944
International Business Machines Corp.	13,820	2,441,718
MasterCard, Inc., Class A	175,000	13,244,000
Total		23,574,662
Semiconductors & Semiconductor Equipment 1.4%
Broadcom Corp., Class A	199,300	5,931,168
Intel Corp.	69,200	1,698,168
Total		7,629,336
Software 8.8%
Microsoft Corp.(b)	614,790	23,269,801
Oracle Corp.	434,400	16,029,360
VMware, Inc., Class A(a)	86,500	7,797,110
Total		47,096,271
Total Information Technology		141,772,882
Materials 4.6%
Chemicals 2.9%
LyondellBasell Industries NV, Class A	9,000	708,840
PPG Industries, Inc.	50,600	9,227,416
Westlake Chemical Corp.	44,300	5,384,222
Total		15,320,478
Containers & Packaging 1.2%
Rock-Tenn Co., Class A	66,300	6,728,124
Paper & Forest Products 0.5%
International Paper Co.	57,000	2,721,180
Total Materials		24,769,782
Telecommunication Services 2.2%
Diversified Telecommunication Services 2.2%
Verizon Communications, Inc.	247,000	11,860,940
Total Telecommunication Services		11,860,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 0.4%
Gas Utilities 0.4%
Questar Corp.	91,600	2,136,112
Total Utilities		2,136,112
Total Common Stocks (Cost: $434,173,672)		527,218,282

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.077%(c)(d)	7,707,220	7,707,220
Total Money Market Funds (Cost: $7,707,220)		7,707,220
Total Investments (Cost: $441,880,892)		534,925,502
Other Assets & Liabilities, Net		(734,999)
Net Assets		534,190,503

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2014

At January 31, 2014, securities totaling $946,000 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	19	USD	8,438,850	March 2014	—	(173,966)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,931,994	72,297,377	(71,522,151)	7,707,220	3,475	7,707,220

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	100,172,145	—	—	100,172,145
Consumer Staples	60,193,573	—	—	60,193,573
Energy	23,715,194	—	—	23,715,194
Financials	27,072,582	—	—	27,072,582
Health Care	69,609,658	—	—	69,609,658
Industrials	65,915,414	—	—	65,915,414
Information Technology	141,772,882	—	—	141,772,882
Materials	24,769,782	—	—	24,769,782
Telecommunication Services	11,860,940	—	—	11,860,940
Utilities	2,136,112	—	—	2,136,112
Total Equity Securities	527,218,282	—	—	527,218,282
Mutual Funds
Money Market Funds	7,707,220	—	—	7,707,220
Total Mutual Funds	7,707,220	—	—	7,707,220
Investments in Securities	534,925,502	—	—	534,925,502
Derivatives
Liabilities
Futures Contracts	(173,966)	—	—	(173,966)
Total	534,751,536	—	—	534,751,536

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $434,173,672)	$527,218,282
Affiliated issuers (identified cost $7,707,220)	7,707,220
Total investments (identified cost $441,880,892)	534,925,502
Receivable for:
Capital shares sold	972,441
Dividends	310,103
Prepaid expenses	2,176
Other assets	5,224
Total assets	536,215,446
Liabilities
Payable for:
Capital shares purchased	1,875,235
Variation margin	21,850
Investment management fees	10,102
Distribution and/or service fees	2,365
Transfer agent fees	36,366
Administration fees	877
Compensation of board members	41,636
Expense reimbursement due to Investment Manager	4
Other expenses	36,508
Total liabilities	2,024,943
Net assets applicable to outstanding capital stock	$534,190,503
Represented by
Paid-in capital	$419,780,834
Excess of distributions over net investment income	(253,991)
Accumulated net realized gain	21,793,016
Unrealized appreciation (depreciation) on:
Investments	93,044,610
Futures contracts	(173,966)
Total — representing net assets applicable to outstanding capital stock	$534,190,503

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A
Net assets	$231,358,104
Shares outstanding	28,285,509
Net asset value per share	$8.18
Maximum offering price per share(a)	$8.68
Class B
Net assets	$904,822
Shares outstanding	111,817
Net asset value per share	$8.09
Class C
Net assets	$3,308,808
Shares outstanding	411,220
Net asset value per share	$8.05
Class I
Net assets	$203,266,358
Shares outstanding	24,527,441
Net asset value per share	$8.29
Class K
Net assets	$8,284
Shares outstanding	1,000
Net asset value per share	$8.28
Class R
Net assets	$150,980
Shares outstanding	18,401
Net asset value per share(b)	$8.21
Class R5
Net assets	$2,457
Shares outstanding	293
Net asset value per share	$8.39
Class W
Net assets	$94,786,416
Shares outstanding	11,531,651
Net asset value per share	$8.22
Class Z
Net assets	$404,274
Shares outstanding	49,181
Net asset value per share	$8.22

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Large Growth Quantitative Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$4,468,352
Dividends — affiliated issuers	3,475
Total income	4,471,827
Expenses:
Investment management fees	1,726,084
Distribution and/or service fees
Class A	306,272
Class B	4,986
Class C	16,084
Class R	353
Class W	54,965
Transfer agent fees
Class A	248,558
Class B	1,010
Class C	3,298
Class K	2
Class R	145
Class R5	1
Class W	52,874
Class Z	340
Administration fees	149,982
Plan administration fees
Class K(a)	12
Compensation of board members	13,105
Custodian fees	3,679
Printing and postage fees	26,238
Registration fees	53,572
Professional fees	16,122
Other	8,053
Total expenses	2,685,735
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,918)
Total net expenses	2,680,817
Net investment income	1,791,010
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	47,927,351
Futures contracts	231,283
Net realized gain	48,158,634
Net change in unrealized appreciation (depreciation) on:
Investments	(2,988,402)
Futures contracts	(144,007)
Net change in unrealized appreciation (depreciation)	(3,132,409)
Net realized and unrealized gain	45,026,225
Net increase in net assets resulting from operations	$46,817,235

The accompanying Notes to Financial Statements are an integral part of this statement.

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12

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)
Operations
Net investment income	$1,791,010	$7,251,898
Net realized gain	48,158,634	80,130,599
Net change in unrealized appreciation (depreciation)	(3,132,409)	2,922,385
Net increase in net assets resulting from operations	46,817,235	90,304,882
Distributions to shareholders
Net investment income
Class A	(2,155,751)	(4,655,743)
Class B	(2,268)	(4,548)
Class C	(8,049)	(19,976)
Class I	(2,608,998)	(3,477,463)
Class K	(104)	(141)
Class R	(1,021)	(1,716)
Class R5	(38)	(48)
Class W	(726,315)	(1,330,975)
Class Z	(4,684)	(9,356)
Net realized gains
Class A	(41,771,491)	(27,358,451)
Class B	(167,868)	(101,944)
Class C	(605,744)	(221,411)
Class I	(35,496,450)	(15,926,638)
Class K	(1,755)	(751)
Class R	(26,437)	(8,615)
Class R5	(514)	(220)
Class W	(14,376,879)	(7,835,286)
Class Z	(73,427)	(46,698)
Total distributions to shareholders	(98,027,793)	(60,999,980)
Increase (decrease) in net assets from capital stock activity	117,011,716	(129,710,296)
Total increase (decrease) in net assets	65,801,158	(100,405,394)
Net assets at beginning of period	468,389,345	568,794,739
Net assets at end of period	$534,190,503	$468,389,345
Undistributed (excess of distributions over) net investment income	$(253,991)	$3,462,227

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	894,473	8,200,686	8,197,699	71,022,280
Distributions reinvested	5,270,788	43,747,540	4,116,968	31,947,673
Redemptions	(6,691,405)	(61,516,246)	(17,397,294)	(147,217,695)
Net decrease	(526,144)	(9,568,020)	(5,082,627)	(44,247,742)
Class B shares
Subscriptions	5,452	50,474	6,631	56,209
Distributions reinvested	20,535	168,800	13,799	106,248
Redemptions(b)	(28,479)	(263,473)	(55,696)	(473,751)
Net decrease	(2,492)	(44,199)	(35,266)	(311,294)
Class C shares
Subscriptions	58,462	519,041	81,658	684,050
Distributions reinvested	50,851	415,455	20,258	155,173
Redemptions	(23,133)	(207,570)	(78,370)	(645,161)
Net increase	86,180	726,926	23,546	194,062
Class I shares
Subscriptions	32,197	281,159	657,531	5,585,568
Distributions reinvested	4,530,857	38,104,506	2,478,115	19,403,644
Redemptions	(2,067,195)	(20,027,991)	(3,285,026)	(28,511,309)
Net increase (decrease)	2,495,859	18,357,674	(149,380)	(3,522,097)
Class R shares
Subscriptions	2,576	24,857	15,366	135,196
Distributions reinvested	3,077	25,635	1,212	9,431
Redemptions	(856)	(8,570)	(3,974)	(34,243)
Net increase	4,797	41,922	12,604	110,384
Class R5 shares
Subscriptions	—	—	293	2,500
Net increase	—	—	293	2,500
Class W shares
Subscriptions	10,231,884	98,609,056	1,841,648	15,682,940
Distributions reinvested	1,810,808	15,102,139	1,175,097	9,165,758
Redemptions	(708,913)	(6,412,556)	(13,144,803)	(106,604,703)
Net increase (decrease)	11,333,779	107,298,639	(10,128,058)	(81,756,005)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	20,346	197,067	45,616	394,838
Distributions reinvested	8,716	72,691	6,832	53,150
Redemptions	(7,789)	(70,984)	(75,681)	(628,092)
Net increase (decrease)	21,273	198,774	(23,233)	(180,104)
Total net increase (decrease)	13,413,252	117,011,716	(15,382,121)	(129,710,296)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class A	(Unaudited)		2013	2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$9.04		$8.47	$8.04		$8.32		$7.50	$7.65		$10.36
Income from investment operations:
Net investment income	0.03		0.10	0.07		0.08		0.04	0.05		0.05
Net realized and unrealized gain (loss)	0.96		1.35	1.70		0.17		0.81	(0.16)		(2.71)
Total from investment operations	0.99		1.45	1.77		0.25		0.85	(0.11)		(2.66)
Less distributions to shareholders:
Net investment income	(0.10)		(0.13)	(0.06)		(0.06)		(0.03)	(0.04)		(0.04)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(1.85)		(0.88)	(1.34)		(0.53)		(0.03)	(0.04)		(0.05)
Net asset value, end of period	$8.18		$9.04	$8.47		$8.04		$8.32	$7.50		$7.65
Total return	10.61%		18.82%	24.31%		2.49%		11.39%	(1.27%)		(25.78%)
Ratios to average net assets(c)
Total gross expenses	1.25	%(d)	1.25%	1.29	%(d)	1.23%		1.23%	1.22%		1.13%
Total net expenses(e)	1.25	%(d)	1.22%	1.19	%(d)(f)	1.23	%(f)	1.21%	1.22%		1.13%
Net investment income	0.56	%(d)	1.16%	1.07	%(d)	0.88%		0.51%	0.71%		0.51%
Supplemental data
Net assets, end of period (in thousands)	$231,358		$260,590	$286,932		$316,366		$343,147	$274,024		$25,776
Portfolio turnover	59%		96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class B	(Unaudited)		2013	2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$8.94		$8.34	$7.93		$8.22		$7.43	$7.58		$10.33
Income from investment operations:
Net investment income (loss)	(0.01)		0.04	0.02		0.01		(0.02)	(0.00	)(b)	(0.02)
Net realized and unrealized gain (loss)	0.94		1.34	1.67		0.17		0.81	(0.15)		(2.69)
Total from investment operations	0.93		1.38	1.69		0.18		0.79	(0.15)		(2.71)
Less distributions to shareholders:
Net investment income	(0.03)		(0.03)	—		—		—	(0.00	)(b)	(0.03)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(1.78)		(0.78)	(1.28)		(0.47)		—	(0.00	)(b)	(0.04)
Net asset value, end of period	$8.09		$8.94	$8.34		$7.93		$8.22	$7.43		$7.58
Total return	10.07%		18.11%	23.37%		1.68%		10.63%	(1.97%)		(26.35%)
Ratios to average net assets(c)
Total gross expenses	2.00	%(d)	1.99%	2.06	%(d)	1.97%		2.00%	1.99%		1.89%
Total net expenses(e)	2.00	%(d)	1.97%	1.94	%(d)(f)	1.97	%(f)	1.98%	1.99%		1.89%
Net investment income (loss)	(0.19	%)(d)	0.43%	0.34	%(d)	0.12%		(0.30%)	(0.02%)		(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$905		$1,022	$1,248		$1,543		$2,568	$3,579		$2,912
Portfolio turnover	59%		96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class C	(Unaudited)		2013	2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$8.90		$8.34	$7.93		$8.22		$7.43	$7.58		$10.33
Income from investment operations:
Net investment income (loss)	(0.01)		0.03	0.02		0.01		(0.02)	0.00	(b)	(0.02)
Net realized and unrealized gain (loss)	0.94		1.35	1.68		0.17		0.81	(0.15)		(2.70)
Total from investment operations	0.93		1.38	1.70		0.18		0.79	(0.15)		(2.72)
Less distributions to shareholders:
Net investment income	(0.03)		(0.07)	(0.01)		(0.00	)(b)	—	—		(0.02)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(1.78)		(0.82)	(1.29)		(0.47)		—	(0.00	)(b)	(0.03)
Net asset value, end of period	$8.05		$8.90	$8.34		$7.93		$8.22	$7.43		$7.58
Total return	10.14%		18.12%	23.46%		1.69%		10.63%	(1.98%)		(26.39%)
Ratios to average net assets(c)
Total gross expenses	2.00	%(d)	1.99%	2.04	%(d)	1.98%		1.99%	1.98%		1.90%
Total net expenses(e)	2.00	%(d)	1.97%	1.94	%(d)(f)	1.98	%(f)	1.96%	1.98%		1.90%
Net investment income (loss)	(0.23	%)(d)	0.37%	0.30	%(d)	0.13%		(0.25%)	0.01%		(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$3,309		$2,892	$2,515		$1,742		$1,676	$1,561		$1,726
Portfolio turnover	59%		96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class I	(Unaudited)		2013	2012(a)		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$9.16		$8.56	$8.14		$8.41	$7.57	$7.68		$10.37
Income from investment operations:
Net investment income	0.05		0.13	0.11		0.13	0.08	0.08		0.08
Net realized and unrealized gain (loss)	0.96		1.38	1.71		0.17	0.81	(0.14)		(2.71)
Total from investment operations	1.01		1.51	1.82		0.30	0.89	(0.06)		(2.63)
Less distributions to shareholders:
Net investment income	(0.13)		(0.16)	(0.12)		(0.10)	(0.05)	(0.05)		(0.05)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)	—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(1.88)		(0.91)	(1.40)		(0.57)	(0.05)	(0.05)		(0.06)
Net asset value, end of period	$8.29		$9.16	$8.56		$8.14	$8.41	$7.57		$7.68
Total return	10.78%		19.51%	24.64%		3.06%	11.84%	(0.56%)		(25.50%)
Ratios to average net assets(c)
Total gross expenses	0.80	%(d)	0.79%	0.80	%(d)	0.73%	0.71%	0.72%		0.71%
Total net expenses(e)	0.80	%(d)	0.78%	0.75	%(d)	0.73%	0.71%	0.72%		0.71%
Net investment income	0.99	%(d)	1.56%	1.49	%(d)	1.38%	1.00%	1.27%		0.89%
Supplemental data
Net assets, end of period (in thousands)	$203,266		$201,700	$189,839		$162,770	$228,158	$206,056		$161,646
Portfolio turnover	59%		96%	65%		57%	98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class K	(Unaudited)		2013	2012(a)		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$9.14		$8.55	$8.12		$8.39	$7.54	$7.68		$10.36
Income from investment operations:
Net investment income	0.03		0.11	0.09		0.10	0.05	0.06		0.08
Net realized and unrealized gain (loss)	0.97		1.37	1.71		0.16	0.83	(0.16)		(2.71)
Total from investment operations	1.00		1.48	1.80		0.26	0.88	(0.10)		(2.63)
Less distributions to shareholders:
Net investment income	(0.11)		(0.14)	(0.09)		(0.06)	(0.03)	(0.04)		(0.04)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)	—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(1.86)		(0.89)	(1.37)		(0.53)	(0.03)	(0.04)		(0.05)
Net asset value, end of period	$8.28		$9.14	$8.55		$8.12	$8.39	$7.54		$7.68
Total return	10.61%		19.08%	24.45%		2.64%	11.68%	(1.10%)		(25.49%)
Ratios to average net assets(c)
Total gross expenses	1.09	%(d)	1.09%	1.10	%(d)	1.03%	1.04%	1.02%		1.00%
Total net expenses(e)	1.09	%(d)	1.05%	1.04	%(d)	1.01%	1.04%	0.98%		0.81%
Net investment income	0.71	%(d)	1.31%	1.24	%(d)	1.10%	0.63%	1.01%		0.84%
Supplemental data
Net assets, end of period (in thousands)	$8		$9	$9		$8	$8	$8		$22
Portfolio turnover	59%		96%	65%		57%	98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class R	(Unaudited)		2013	2012(a)		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$9.06		$8.52	$8.08		$8.37	$7.53		$7.65		$10.34
Income from investment operations:
Net investment income	0.01		0.04	0.06		0.06	0.02		0.03		0.03
Net realized and unrealized gain (loss)	0.96		1.40	1.71		0.16	0.82		(0.14)		(2.70)
Total from investment operations	0.97		1.44	1.77		0.22	0.84		(0.11)		(2.67)
Less distributions to shareholders:
Net investment income	(0.07)		(0.15)	(0.05)		(0.04)	(0.00	)(b)	(0.01)		(0.01)
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)	—		(0.00	)(b)	(0.01)
Total distributions to shareholders	(1.82)		(0.90)	(1.33)		(0.51)	(0.00	)(b)	(0.01)		(0.02)
Net asset value, end of period	$8.21		$9.06	$8.52		$8.08	$8.37		$7.53		$7.65
Total return	10.45%		18.65%	24.04%		2.10%	11.17%		(1.38%)		(25.86%)
Ratios to average net assets(c)
Total gross expenses	1.50	%(d)	1.49%	1.53	%(d)	1.47%	1.50%		1.53%		1.51%
Total net expenses(e)	1.50	%(d)	1.48%	1.44	%(d)	1.47%	1.50%		1.45%		1.26%
Net investment income	0.27	%(d)	0.44%	0.85	%(d)	0.64%	0.21%		0.53%		0.35%
Supplemental data
Net assets, end of period (in thousands)	$151		$123	$9		$8	$8		$8		$8
Portfolio turnover	59%		96%	65%		57%	98%		58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

Class R5	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.25		$8.54
Income from investment operations:
Net investment income	0.05		0.07
Net realized and unrealized gain	0.97		1.56
Total from investment operations	1.02		1.63
Less distributions to shareholders:
Net investment income	(0.13)		(0.17)
Net realized gains	(1.75)		(0.75)
Total distributions to shareholders	(1.88)		(0.92)
Net asset value, end of period	$8.39		$9.25
Total return	10.78%		20.86%
Ratios to average net assets(b)
Total gross expenses	0.80	%(c)	0.79	%(c)
Total net expenses(d)	0.80	%(c)	0.76	%(c)
Net investment income	1.01	%(c)	1.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2		$3
Portfolio turnover	59%		96%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class W	(Unaudited)		2013	2012(a)		2011		2010	2009		2008(b)
Per share data
Net asset value, beginning of period	$9.08		$8.50	$8.07		$8.35		$7.52	$7.66		$8.80
Income from investment operations:
Net investment income	0.02		0.14	0.07		0.08		0.04	0.05		0.01
Net realized and unrealized gain (loss)	0.96		1.32	1.70		0.16		0.83	(0.15)		(1.15)
Total from investment operations	0.98		1.46	1.77		0.24		0.87	(0.10)		(1.14)
Less distributions to shareholders:
Net investment income	(0.09)		(0.13)	(0.06)		(0.05)		(0.04)	(0.04)		—
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—	(0.00	)(c)	—
Total distributions to shareholders	(1.84)		(0.88)	(1.34)		(0.52)		(0.04)	(0.04)		—
Net asset value, end of period	$8.22		$9.08	$8.50		$8.07		$8.35	$7.52		$7.66
Total return	10.54%		18.85%	24.13%		2.43%		11.54%	(1.18%)		(12.95%)
Ratios to average net assets(d)
Total gross expenses	1.30	%(e)	1.26%	1.30	%(e)	1.23%		1.16%	1.17%		1.13	%(e)
Total net expenses(f)	1.29	%(e)	1.21%	1.19	%(e)(g)	1.23	%(g)	1.16%	1.17%		1.13	%(e)
Net investment income	0.36	%(e)	1.65%	1.03	%(e)	0.91%		0.55%	0.72%		0.98	%(e)
Supplemental data
Net assets, end of period (in thousands)	$94,786		$1,796	$87,810		$92,023		$176,538	$188,126		$4
Portfolio turnover	59%		96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,			Year Ended September 30,
Class Z	(Unaudited)		2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.09		$8.51	$8.10		$8.42		$8.42
Income from investment operations:
Net investment income	0.03		0.13	0.08		0.11		0.00	(c)
Net realized and unrealized gain	0.97		1.35	1.71		0.14		0.00	(c)
Total from investment operations	1.00		1.48	1.79		0.25		0.00	(c)
Less distributions to shareholders:
Net investment income	(0.12)		(0.15)	(0.10)		(0.10)		—
Net realized gains	(1.75)		(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(1.87)		(0.90)	(1.38)		(0.57)		—
Net asset value, end of period	$8.22		$9.09	$8.51		$8.10		$8.42
Total return	10.67%		19.19%	24.46%		2.43%		0.00	%(c)
Ratios to average net assets(d)
Total gross expenses	1.01	%(e)	1.02%	1.02	%(e)	0.98%		0.95	%(e)
Total net expenses(f)	1.00	%(e)	0.98%	0.92	%(e)(g)	0.98	%(g)	0.95	%(e)
Net investment income	0.71	%(e)	1.49%	1.19	%(e)	1.25%		3.19	%(e)
Supplemental data
Net assets, end of period (in thousands)	$404		$254	$435		$125		$3
Portfolio turnover	59%		96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
24

Columbia Large Growth Quantitative Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Large Growth Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations,

Semiannual Report 2014
25

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Semiannual Report 2014
26

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at January 31, 2014:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	173,966	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended January 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	231,283

Semiannual Report 2014
27

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(144,007)

The following table is a summary of the volume of derivative instruments for the six months ended January 31, 2014:

Derivative Instrument	Contracts Opened
Futures contracts	219

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.69% of the Fund's average daily net assets.

Semiannual Report 2014
28

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $1,033.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended January 31, 2014, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.21
Class K	0.05
Class R	0.21
Class R5	0.05
Class W	0.24
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For

Semiannual Report 2014
29

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $96,000 and $21,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $27,548 for Class A, $70 for Class B and $24 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.29%	1.28%
Class B	2.04	2.03
Class C	2.04	2.03
Class I	0.91	0.87
Class K	1.21	1.17
Class R	1.54	1.53
Class R5	0.96	0.92
Class W	1.29	1.28
Class Z	1.04	1.03

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $441,881,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$100,411,000
Unrealized depreciation	(7,366,000)
Net unrealized appreciation	$93,045,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $312,204,132 and $291,353,831, respectively, for the six months ended January 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 90.9% of the outstanding shares of the Fund. Subscription and

Semiannual Report 2014
30

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Significant Risks

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia Large Growth Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
33

Columbia Large Growth Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR178_07_D01_(03/14)

Semiannual Report

January 31, 2014

Columbia Short-Term Cash Fund

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act.

Not FDIC insured • No bank guarantee • May lose value

Columbia Short-Term Cash Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Important Information About This Report	21

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Short-Term Cash Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Asset-Backed Commercial Paper	15.7
Asset-Backed Securities — Non Agency(a)	1.5
Certificates of Deposit	11.8
Commercial Paper	36.2
Repurchase Agreements	1.9
Treasury Bills	5.1
U.S. Government & Agency Obligations	27.7
U.S. Treasury Obligations	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Category comprised of short-term asset-backed securities.

Semiannual Report 2014
2

Columbia Short-Term Cash Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)				Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical		Actual
1,000.00	1,000.00	1,000.50	1,025.21	0.00	*	0.00	*	0.00 *

Expenses paid during the period are equal to the annualized expense ratio indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

*Rounds to zero.

Semiannual Report 2014
3

Columbia Short-Term Cash Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 15.7%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Chariot Funding LLC(a) 02/12/14	0.100%	55,805,000	55,803,124
FCAR Owner Trust Series I 02/03/14	0.130%	31,000,000	30,999,673
02/04/14	0.140%	15,000,000	14,999,763
02/05/14	0.150%	15,000,000	14,999,683
03/03/14	0.190%	5,000,000	4,999,208
Fairway Finance Co. LLC(a) 02/03/14	0.120%	30,213,000	30,212,698
02/07/14	0.170%	20,000,000	19,999,367
02/20/14	0.170%	80,000,000	79,992,664
02/27/14	0.170%	27,060,000	27,056,678
04/14/14	0.150%	27,177,000	27,168,847
04/16/14	0.150%	25,013,000	25,005,288
05/22/14	0.180%	47,400,000	47,373,930
Jupiter Securitization Co. LLC(a) 02/03/14	0.100%	21,000,000	20,999,825
Liberty Street Funding LLC(a) 02/03/14	0.030%	160,000,000	159,999,645
MetLife Short Term Funding LLC(a) 02/24/14	0.140%	80,000,000	79,992,844
03/18/14	0.120%	30,000,000	29,995,500
03/20/14	0.140%	45,000,000	44,991,775
03/31/14	0.130%	30,000,000	29,993,717
04/08/14	0.130%	50,000,000	49,988,083
Old Line Funding LLC(a) 02/06/14	0.150%	48,559,000	48,557,786
02/11/14	0.170%	50,000,000	49,997,500
03/07/14	0.130%	50,000,000	49,993,861
04/07/14	0.170%	33,006,000	32,995,869
Prudential Funding LLC 02/03/14	0.030%	25,000,000	24,999,944
Regency Markets No. 1 LLC(a) 02/05/14	0.110%	43,889,000	43,888,366
02/14/14	0.130%	25,000,000	24,998,736
02/18/14	0.130%	25,000,000	24,998,347
02/19/14	0.130%	39,000,000	38,997,270
02/20/14	0.130%	115,000,000	114,991,503
02/26/14	0.140%	23,000,000	22,997,764
Thunder Bay Funding LLC(a) 02/06/14	0.140%	25,000,000	24,999,410
03/17/14	0.170%	30,000,000	29,993,767
03/20/14	0.150%	50,000,000	49,990,208
04/07/14	0.170%	16,000,000	15,995,089
04/22/14	0.150%	65,000,000	64,978,333
04/28/14	0.170%	50,000,000	49,979,694
05/02/14	0.170%	18,559,000	18,551,112
Total Asset-Backed Commercial Paper (Cost: $1,526,476,871)			1,526,476,871

Commercial Paper 36.2%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Banking 9.2%
Australia & New Zealand Banking Group Ltd.
02/03/14	0.060%	250,000,000	250,000,000
BNP Paribas Finance, Inc. 02/03/14	0.020%	31,900,000	31,899,947
HSBC USA, Inc. 02/19/14	0.170%	22,000,000	21,998,020
03/06/14	0.180%	40,000,000	39,993,400
03/26/14	0.180%	50,000,000	49,986,750
03/27/14	0.180%	30,000,000	29,991,900
04/01/14	0.180%	35,000,000	34,989,675
04/04/14	0.180%	40,000,000	39,987,600
State Street Corp.
03/18/14	0.160%	30,000,000	29,994,000
04/02/14	0.160%	50,000,000	49,986,666
04/09/14	0.150%	50,000,000	49,986,042
04/10/14	0.150%	75,000,000	74,978,750
04/11/14	0.150%	40,000,000	39,988,500
Wells Fargo Bank NA
02/12/14	0.140%	50,000,000	50,000,000
02/18/14	0.140%	50,000,000	50,000,000
02/21/14	0.140%	50,000,000	50,000,000
Total			893,781,250
Consumer Products 2.6%
Procter & Gamble Co. (The)(a) 02/12/14	0.090%	50,000,000	49,998,472
02/14/14	0.090%	50,000,000	49,998,194
02/21/14	0.090%	50,000,000	49,997,500
02/25/14	0.090%	50,000,000	49,997,000
04/28/14	0.090%	30,000,000	29,993,550
05/01/14	0.090%	25,000,000	24,994,438
Total			254,979,154
Integrated Energy 5.9%
Chevron Corp.(a) 02/11/14	0.060%	75,000,000	74,998,542
02/26/14	0.080%	100,000,000	99,994,444
03/18/14	0.080%	30,000,000	29,997,000
03/21/14	0.070%	42,000,000	41,996,080
Exxon Mobil Corp.
02/28/14	0.080%	100,000,000	99,994,000
04/03/14	0.080%	50,000,000	49,993,222
04/16/14	0.060%	100,000,000	99,987,667
Shell International Finance BV(a) 03/24/14	0.050%	75,000,000	74,994,156
Total			571,955,111

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
4

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Life Insurance 2.4%
New York Life Capital Corp.(a) 02/04/14	0.080%	36,000,000	35,999,670
02/10/14	0.100%	20,000,000	19,999,450
02/18/14	0.100%	18,500,000	18,499,127
02/20/14	0.100%	8,350,000	8,349,559
02/26/14	0.100%	30,000,000	29,997,917
03/10/14	0.100%	33,205,000	33,201,587
03/12/14	0.100%	30,665,000	30,661,678
03/25/14	0.110%	28,500,000	28,495,472
04/10/14	0.100%	14,500,000	14,497,261
04/11/14	0.100%	15,500,000	15,497,029
Total			235,198,750
Non-Captive Diversified 2.6%
General Electric Capital Corp. 02/14/14	0.110%	50,000,000	49,997,833
03/14/14	0.150%	50,000,000	49,991,458
03/19/14	0.140%	50,000,000	49,991,056
03/21/14	0.140%	50,000,000	49,990,667
03/24/14	0.140%	50,000,000	49,990,083
Total			249,961,097
Pharmaceuticals 8.1%
Pfizer, Inc.(a)
03/05/14	0.090%	88,200,000	88,192,709
03/06/14	0.090%	50,000,000	49,995,875
03/13/14	0.100%	115,000,000	114,986,500
Roche Holdings, Inc.(a)
02/07/14	0.030%	25,000,000	24,999,833
03/25/14	0.060%	70,000,000	69,994,222
03/27/14	0.050%	20,000,000	19,998,500
03/28/14	0.060%	50,000,000	49,995,417
04/14/14	0.080%	25,000,000	24,996,250
04/29/14	0.080%	60,000,000	59,988,400
05/05/14	0.080%	40,000,000	39,991,734
Sanofi Aventis(a)
03/06/14	0.090%	50,000,000	49,995,875
03/07/14	0.100%	50,000,000	49,995,278
03/31/14	0.120%	150,000,000	149,971,000
Total			793,101,593
Retailers 3.1%
Wal-Mart Stores, Inc.(a) 02/24/14	0.060%	50,000,000	49,998,083
02/25/14	0.060%	50,000,000	49,998,000
03/03/14	0.060%	100,000,000	99,995,000
04/28/14	0.080%	55,000,000	54,989,489
05/01/14	0.080%	45,000,000	44,991,100
Total			299,971,672
Technology 0.8%
Cisco Systems, Inc.(a) 03/27/14	0.070%	74,300,000	74,291,834

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Transportation Services 1.5%
NetJets, Inc.(a) 02/06/14	0.050%	40,500,000	40,499,662
02/13/14	0.050%	50,000,000	49,999,167
02/26/14	0.050%	60,000,000	59,997,917
Total			150,496,746
Total Commercial Paper (Cost: $3,523,737,207)			3,523,737,207
Certificates of Deposit 11.9%
Bank of Montreal 02/03/14	0.030%	190,900,000	190,900,000
Branch Banking and Trust Co. 02/19/14	0.100%	50,000,000	50,000,000
04/30/14	0.110%	50,000,000	50,000,000
05/01/14	0.110%	50,000,000	50,000,000
05/02/14	0.110%	100,000,000	100,000,000
Canadian Imperial Bank of Commerce 02/03/14	0.040%	190,900,000	190,900,000
Toronto-Dominion Bank (The) 02/13/14	0.130%	50,000,000	50,000,000
02/18/14	0.110%	50,000,000	50,000,000
02/18/14	0.120%	50,000,000	50,000,000
02/19/14	0.130%	50,000,000	50,000,000
03/03/14	0.120%	50,000,000	50,000,000
Wells Fargo Bank 02/10/14	0.140%	50,000,000	50,000,000
Westpac Banking Corp.(a) 03/10/14	0.140%	70,000,000	69,989,928
03/11/14	0.140%	50,000,000	49,992,611
03/12/14	0.140%	50,000,000	49,992,146
03/24/14	0.150%	50,000,000	49,989,375
Total Certificates of Deposit (Cost: $1,151,764,060)			1,151,764,060
U.S. Government & Agency Obligations 27.7%
Federal Home Loan Banks Discount Notes 02/05/14	0.030%	117,327,000	117,326,470
02/07/14	0.060%	100,000,000	99,998,833
02/14/14	0.060%	350,000,000	349,992,092
02/19/14	0.080%	100,000,000	99,996,000
02/21/14	0.090%	200,000,000	199,990,000
02/28/14	0.020%	190,000,000	189,996,437
03/04/14	0.060%	150,000,000	149,992,250
03/07/14	0.050%	100,000,000	99,995,278
03/12/14	0.040%	100,000,000	99,995,992
03/14/14	0.040%	210,600,000	210,589,802
03/21/14	0.050%	135,500,000	135,491,067
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

U.S. Government & Agency Obligations (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
03/26/14	0.080%	189,650,000	189,626,633
04/02/14	0.050%	75,000,000	74,993,750
04/04/14	0.060%	200,000,000	199,979,333
04/09/14	0.050%	150,000,000	149,986,042
04/11/14	0.050%	100,000,000	99,989,458
04/23/14	0.060%	135,000,000	134,981,944
Federal Home Loan Banks 03/28/14	0.170%	35,000,000	34,996,979
09/19/14	0.210%	31,000,000	31,000,000
10/07/14	0.230%	27,000,000	27,000,000
Total U.S. Government & Agency Obligations (Cost: $2,695,918,360)			2,695,918,360
Repurchase Agreements 1.9%
Tri-Party Barclays Bank PLC dated 01/31/14, matures 02/03/14, repurchase price $45,000,038 (Collateralized by U.S. Treasury Note Total Market Value $45,000,015)	0.010%	45,000,000	45,000,000
Tri-Party RBC Capital Markets LLC dated 01/31/14, matures 02/03/14, repurchase price $45,000,038 (Collateralized by U.S. Treasury Bills/Notes Total Market Value $45,900,062)	0.010%	45,000,000	45,000,000
Tri-Party TD Securities (USA) LLC dated 01/31/14, matures 02/03/14, repurchase price $95,000,158 (Collateralized by U.S. Treasury Bills/Notes Total Market Value $96,900,000)	0.020%	95,000,000	95,000,000
Total Repurchase Agreements (Cost: $185,000,000)			185,000,000
Treasury Bills 5.1%
U.S. Treasury Bills 04/10/14	0.020%	100,000,000	99,995,278
04/17/14	0.050%	150,000,000	149,984,375
04/24/14	0.040%	250,000,000	249,979,500
Total Treasury Bills (Cost: $499,959,153)			499,959,153

Asset-Backed Securities — Non-Agency 1.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 0.5%
CIT Equipment Collateral Series 2013-VT1 Class A1(b) 11/20/14	0.300%	16,564,800	16,564,800
CNH Equipment Trust Series 2013-C Class A1 09/15/14	0.250%	11,167,975	11,167,975
GE Equipment Small Ticket LLC Series 2013-1A Class A1(b) 08/25/14	0.230%	8,617,854	8,617,854
GE Equipment Transportation LLC Series 2013-2 Class A1 10/24/14	0.260%	8,779,076	8,779,076
MMAF Equipment Finance LLC Series 2013-AA Class A1(b) 09/05/14	0.280%	5,699,652	5,699,652
Total			50,829,357
Car Loan 1.0%
ARI Fleet Lease Trust Series 2013-A Class A1(b) 04/15/14	0.260%	1,350,839	1,350,839
AmeriCredit Automobile Receivables Trust Series 2013-5 Class A1 12/05/14	0.250%	11,649,022	11,649,022
CarMax Auto Owner Trust Series 2013-4 Class A1 11/17/14	0.240%	27,652,251	27,652,251
Enterprise Fleet Financing LLC Series 2013-2 Class A1(b) 08/20/14	0.290%	8,511,147	8,511,147
Honda Auto Receivables Owner Trust Series 2013-4 Class A1 11/18/14	0.240%	13,849,267	13,849,267
Hyundai Auto Lease Securitization Trust Series 2013-B Class A1(b) 08/15/14	0.250%	2,944,817	2,944,817
M&T Bank Auto Receivables Trust Series 2013-1A Class A1(b) 09/15/14	0.250%	13,858,334	13,858,334
Nissan Auto Lease Trust Series 2013-B Class A1 11/17/14	0.240%	7,493,155	7,493,155
World Omni Automobile Lease Securitization Trust Series 2013-A Class A1 10/10/14	0.250%	3,822,639	3,822,639
Total			91,131,471
Total Asset-Backed Securities — Non-Agency (Cost: $141,960,828)			141,960,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

U.S. Treasury Obligations 0.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(c)
01/31/16	0.085%	10,000,000	10,000,000
Total U.S. Treasury Obligations (Cost: $10,000,000)			10,000,000
Total Investments (Cost: $9,734,816,479)			9,734,816,479
Other Assets & Liabilities, Net			(10,519,144)
Net Assets			9,724,297,335

Notes to Portfolio of Investments

(a)  Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $3,785,462,631 or 38.93% of net assets.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $57,547,443 or 0.59% of net assets.

(c)  Variable rate security.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Asset-Backed Commercial Paper	—	1,526,476,871	—	1,526,476,871
Commercial Paper	—	3,523,737,207	—	3,523,737,207
Certificates of Deposit	—	1,151,764,060	—	1,151,764,060
U.S. Government & Agency Obligations	—	2,695,918,360	—	2,695,918,360
Repurchase Agreements	—	185,000,000	—	185,000,000
Treasury Bills	—	499,959,153	—	499,959,153
Total Short-Term Securities	—	9,582,855,651	—	9,582,855,651
Bonds
Asset-Backed Securities — Non-Agency		141,960,828		141,960,828
U.S. Treasury Obligations	—	10,000,000	—	10,000,000
Total Bonds	—	151,960,828	—	151,960,828
Total	—	9,734,816,479	—	9,734,816,479

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Short-Term Cash Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets
Investments, at value (identified cost $9,549,816,479)	$9,549,816,479
Repurchase agreements (identified cost $185,000,000)	185,000,000
Total investments (identified cost $9,734,816,479)	9,734,816,479
Cash	48,771
Receivable for:
Interest	161,599
Prepaid expenses	19,624
Total assets	9,735,046,473
Liabilities
Payable for:
Investments purchased	10,000,000
Dividend distributions to shareholders	678,109
Compensation of board members	30,366
Other expenses	40,663
Total liabilities	10,749,138
Net assets applicable to outstanding capital stock	$9,724,297,335
Represented by
Paid-in capital	$9,724,375,179
Excess of distributions over net investment income	(1,330)
Accumulated net realized loss	(76,514)
Total — representing net assets applicable to outstanding capital stock	$9,724,297,335
Shares outstanding	9,724,375,168
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Short-Term Cash Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Interest	$3,976,481
Total income	3,976,481
Expenses:
Compensation of board members	62,069
Custodian fees	33,971
Shareholder reports and communication	5,345
Professional fees	42,881
Fidelity and surety fees	16,845
Other	14,346
Total expenses	175,457
Net investment income	3,801,024
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,578
Net realized gain	1,578
Net increase in net assets resulting from operations	$3,802,602

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Short-Term Cash Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year ended July 31, 2013
Operations
Net investment income	$3,801,024	$9,249,081
Net realized gain	1,578	1,888
Net increase in net assets resulting from operations	3,802,602	9,250,969
Distributions to shareholders
Net investment income	(3,800,728)	(9,250,707)
Total distributions to shareholders	(3,800,728)	(9,250,707)
Increase (decrease) in net assets from capital stock activity	2,130,220,124	833,656,515
Total increase in net assets	2,130,221,998	833,656,777
Net assets at beginning of period	7,594,075,337	6,760,418,560
Net assets at end of period	$9,724,297,335	$7,594,075,337
Excess of distributions over net investment income	$(1,330)	$(1,626)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Columbia Short-Term Cash Fund

Statement of Changes in Net Assets (continued)

	Six months ended January 31, 2014 (Unaudited)		Year ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	9,486,227,370	9,486,227,369	17,153,259,545	17,153,259,545
Distributions reinvested	3,907,308	3,907,308	9,362,091	9,362,091
Redemptions	(7,359,914,553)	(7,359,914,553)	(16,328,965,121)	(16,328,965,121)
Total net increase	2,130,220,125	2,130,220,124	833,656,515	833,656,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia Short-Term Cash Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income (loss)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.01
Net realized and unrealized gain (loss)	0.00	(a)	0.00	(a)	(0.00	)(a)	—		0.00	(a)	(0.01)
Increase from payments by affiliate	—		—		—		—		—		0.01
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.01
Less distributions to shareholders from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.05%		0.14%		0.15%		0.26%		0.25%		0.92	%(b)
Ratios to average net assets
Total gross expenses	0.00	%(a)(c)	0.00	%(a)	0.00	%(a)(d)	0.00	%(a)	0.00	%(a)	0.01%
Total net expenses	0.00	%(a)(c)	0.00	%(a)	0.00	%(a)(d)	0.00	%(a)	0.00	%(a)	0.01%
Net investment income	0.09	%(c)	0.14%		0.15%		0.21%		0.23%		1.02%
Supplemental data
Net assets, end of period (in thousands)	$9,724,297		$7,594,075		$6,760,419		$4,814,012		$2,982,666		$2,990,490

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 1.14%.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013
14

Columbia Short-Term Cash Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the Securities Act of 1933, as amended.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of January 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Repurchase Agreements	185,000,000	—	185,000,000	—	—	185,000,000	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Semiannual Report 2014
15

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under the Investment Management Services Agreement, subject to the policies set by the Board, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), provides investment management services. The Fund does not pay an investment management fee for managing its assets, but it does pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $7,188.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $9,734,816,000.

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,785
Unlimited short-term	69,307
Total	78,092

Semiannual Report 2014
16

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Shareholder Concentration

At January 31, 2014, the Investment Manager or affiliates owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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20

Columbia Short-Term Cash Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
21

Columbia Short-Term Cash Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR224_07_D01_(03/14)

Semiannual Report

January 31, 2014

Columbia AMT-Free Tax-Exempt Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	28
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A shares returned 3.53% excluding sales charges for the six-month period that ended January 31, 2014. Class Z shares of the Fund returned 3.67% for the same time period.

>  The Barclays Municipal Bond Index returned 2.99% for the same six-month period.

Average Annual Total Returns (%) (for period ended January 31, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding sales charges		3.53	-2.05	6.49	4.11
Including sales charges		-1.36	-6.79	5.43	3.60
Class B	03/20/95
Excluding sales charges		3.14	-2.79	5.69	3.33
Including sales charges		-1.86	-7.48	5.37	3.33
Class C	06/26/00
Excluding sales charges		3.14	-2.79	5.70	3.33
Including sales charges		2.14	-3.72	5.70	3.33
Class R4*	03/19/13	3.40	-1.86	6.53	4.13
Class R5*	12/11/13	3.56	-2.02	6.50	4.11
Class Z*	09/27/10	3.67	-1.82	6.61	4.17
Barclays Municipal Bond Index		2.99	-1.07	5.54	4.43

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio Overview

(Unaudited)

Top Ten States (%) (at January 31, 2014)
Illinois	19.9
California	14.4
Wisconsin	6.8
Texas	5.8
Minnesota	5.5
New York	4.5
Missouri	4.1
Kentucky	3.3
Florida	3.1
Washington	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at January 31, 2014)
AAA rating	2.9
AA rating	13.5
A rating	41.3
BBB rating	30.5
Non-investment grade	3.6
Not rated	8.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Management

Catherine Stienstra

Semiannual Report 2014
3

Columbia AMT-Free Tax-Exempt Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.30		1,021.12	4.16		4.13	0.81
Class B	1,000.00	1,000.00	1,031.40		1,017.34	7.99		7.93	1.56
Class C	1,000.00	1,000.00	1,031.40		1,017.34	7.99		7.93	1.56
Class R4	1,000.00	1,000.00	1,034.00		1,022.38	2.87		2.85	0.56
Class R5	1,000.00	1,000.00	1,024.90	*	1,022.38	0.78	*	2.85	0.56 *
Class Z	1,000.00	1,000.00	1,036.70		1,022.38	2.87		2.85	0.56

*For the period December 11, 2013 through January 31, 2014. Class R5 shares commenced operations on December 11, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.3%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	1,500,000	1,491,810
Alaska 1.1%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	3,665,000	3,882,151
10/01/41	7.750%	2,000,000	2,124,440
Total			6,006,591
Arizona 1.4%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	1,900,000	2,010,732
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	2,225,000	2,319,184
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006 01/01/19	5.000%	755,000	759,228
01/01/20	5.000%	580,000	582,651
01/01/21	5.000%	1,000,000	1,004,030
University Medical Center Corp. Revenue Bonds Series 2009 07/01/39	6.500%	1,000,000	1,084,650
Total			7,760,475
California 14.2%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2012 07/01/47	5.000%	4,100,000	3,689,426
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	55,000	68,828
Revenue Bonds Providence Health & Services Series 2008C 10/01/28	6.250%	500,000	580,650

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,000,000	5,319,300
Various Capital Projects Series 2012A 04/01/37	5.000%	650,000	673,316
California State University Revenue Bonds Systemwide Series 2009A 11/01/29	5.250%	3,000,000	3,345,360
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,475,525
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	1,155,000	1,178,966
Series 2014A 01/15/46	5.750%	4,250,000	4,255,270
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/24	5.000%	1,900,000	2,174,835
07/01/29	5.000%	1,200,000	1,334,112
Rowland Water District Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	1,500,000	1,710,795
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,635,945
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	552,340
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/41	7.000%	2,000,000	2,314,840
State of California Unlimited General Obligation Bonds Series 2010 11/01/30	5.250%	1,000,000	1,128,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose Series 2007 12/01/32	5.000%	2,000,000	2,146,740
06/01/37	5.000%	1,235,000	1,288,006
12/01/37	5.000%	3,000,000	3,139,140
Series 2009 04/01/31	5.750%	15,000,000	17,129,700
Series 2010 03/01/30	5.250%	1,000,000	1,116,580
03/01/33	6.000%	5,625,000	6,580,687
Series 2012 04/01/35	5.250%	4,500,000	4,970,835
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	5,550,000	5,643,407
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,015
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	3,040,000	3,287,486
Total			77,742,154
Colorado 2.7%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/22	4.950%	790,000	711,569
12/01/26	5.000%	395,000	335,031
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Pinnacle Charter School Building Series 2013 06/01/29	5.000%	700,000	741,167
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	520,140
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	10,325,000	10,991,685
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	735,000	715,971
12/15/37	5.500%	820,000	771,235
Total			14,786,798

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 0.4%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A 10/01/29	5.000%	1,515,000	1,660,334
District of Columbia Revenue Bonds KIPP Charter School Series 2013 07/01/48	6.000%	300,000	314,487
Total			1,974,821
Florida 3.0%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005 04/01/34	5.000%	5,685,000	5,705,466
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(a) 04/01/20	0.000%	4,360,000	3,531,949
Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012 06/01/36	5.000%	250,000	248,652
Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010 11/15/33	5.500%	7,000,000	7,118,230
Total			16,604,297
Georgia 2.6%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC) 08/01/25	5.200%	2,665,000	3,022,750
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,304,250
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	5,000,000	5,097,500
Total			14,424,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaii 0.7%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	1,500,000	1,549,815
Series 2010B 07/01/30	5.625%	280,000	296,417
07/01/40	5.750%	370,000	388,781
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/37	5.250%	705,000	718,860
Revenue Bonds Hawaii Pacific University Series 2013A 07/01/33	6.625%	655,000	663,063
Total			3,616,936
Idaho 0.5%
Idaho Health Facilities Authority Revenue Bonds Terraces Boise Project Series 2014A 10/01/44	8.000%	1,365,000	1,363,212
10/01/49	8.125%	1,635,000	1,633,757
Total			2,996,969
Illinois 19.6%
Chicago Board of Education Unlimited General Obligation Bonds Series 2011A 12/01/41	5.000%	5,000,000	4,860,550
Chicago O'Hare International Airport Revenue Bonds Customer Facility Charge Senior Lien Series 2013 01/01/43	5.750%	2,285,000	2,345,758
Third Lien Series 2011A 01/01/39	5.750%	1,820,000	1,927,253
City of Chicago Midway Airport Refunding Revenue Bonds Second Lien Series 2013B 01/01/35	5.250%	3,000,000	3,105,660
City of Chicago Wastewater Transmission Revenue Bonds Second Lien Series 2012 01/01/25	5.000%	5,000,000	5,291,050
01/01/42	5.000%	5,000,000	5,025,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/31	5.000%	2,000,000	2,043,940
City of Chicago Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	830,000	890,316
Unlimited General Obligation Bonds Series 2007A (AMBAC) 12/01/24	5.000%	1,000,000	1,024,300
Series 2008A 01/01/22	5.250%	2,310,000	2,456,685
Series 2011A 01/01/35	5.250%	2,500,000	2,534,600
Illinois Finance Authority Refunding Revenue Bonds Swedish Covenant Series 2010A 08/15/38	6.000%	2,475,000	2,590,780
Revenue Bonds Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	3,000,000	3,343,200
Riverside Health System Series 2009 11/15/35	6.250%	1,000,000	1,078,200
Rush University Medical Center Series 2009C 11/01/39	6.625%	2,150,000	2,397,465
Sherman Health System Series 2007A 08/01/37	5.500%	7,700,000	8,091,237
Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	10,700,000	11,681,511
Illinois Finance Authority(a) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	13,745,000	12,109,620
Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Project Series 2012B 12/15/28	5.000%	5,000,000	5,374,650
Metropolitan Pier & Exposition Authority(a) Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC) 06/15/21	0.000%	1,870,000	1,563,152

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,546,000
State of Illinois Unlimited General Obligation Bonds Series 2012 03/01/34	5.000%	2,000,000	2,029,140
Series 2012A 01/01/21	4.000%	5,000,000	5,365,050
Series 2013 07/01/25	5.500%	2,850,000	3,207,675
07/01/26	5.500%	1,955,000	2,173,452
07/01/33	5.500%	5,000,000	5,305,250
07/01/38	5.500%	875,000	911,505
Series 2013A (AGM) 04/01/27	5.000%	3,000,000	3,201,510
Total			107,475,259
Indiana 1.2%
Indiana Finance Authority Refunding Revenue Bonds Sisters of St. Francis Health Series 2008 11/01/32	5.375%	1,000,000	1,082,130
Revenue Bonds Parkview Health System Series 2009A 05/01/31	5.750%	1,000,000	1,068,390
Unrefunded Revenue Bonds State Revolving Fund Series 2006 02/01/25	5.000%	1,915,000	2,108,530
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	1,050,000	1,060,101
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	1,050,000	978,936
Total			6,298,087
Iowa 2.3%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/39	5.125%	2,425,000	1,903,189

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/27	5.000%	1,000,000	914,900
09/01/32	5.500%	1,500,000	1,357,410
09/01/43	5.750%	830,000	715,767
Revenue Bonds Genesis Health System Series 2013 07/01/33	5.000%	5,000,000	5,074,850
Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	3,000,000	2,784,630
Total			12,750,746
Kentucky 3.2%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B 03/01/40	6.375%	1,700,000	1,802,544
Revenue Bonds Baptist Healthcare System Series 2009A 08/15/27	5.625%	1,000,000	1,081,800
Kings Daughters Medical Series 2010 02/01/40	5.000%	3,700,000	3,715,207
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	800,000	816,400
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	2,950,000	3,134,817
Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	6,000,000	7,158,900
Total			17,709,668
Louisiana 2.3%
Ascension Parish Louisiana Industrial Development Revenue Bonds Impala Warehousing LLC Project Series 2011 07/01/36	6.000%	4,000,000	3,701,160
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	1,750,000	1,900,745

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	4,600,000	5,110,646
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(c) 12/01/40	4.000%	1,600,000	1,612,352
Total			12,324,903
Maryland 0.2%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008 06/01/33	5.750%	400,000	412,944
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008 01/01/33	5.750%	875,000	889,026
Total			1,301,970
Massachusetts 0.5%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	500,000	585,555
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Series 2007E 07/15/37	5.000%	2,200,000	2,058,716
Total			2,644,271
Michigan 0.6%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	1,700,000	1,568,777
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund) 05/01/24	5.000%	1,600,000	1,707,104
Total			3,275,881

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota 5.3%
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010 12/01/26	5.750%	2,000,000	2,052,640
City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007 05/01/22	5.000%	2,605,000	2,699,066
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/23	6.375%	1,000,000	1,169,180
11/15/32	6.750%	1,000,000	1,159,590
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007 10/01/47	6.500%	5,000,000	5,115,250
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	2,350,000	2,478,169
Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/30	5.750%	800,000	849,152
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC) 04/01/27	5.450%	631,971	669,264
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2 10/01/40	6.000%	2,250,000	2,382,840
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	1,000,000	1,050,760
03/01/40	6.500%	700,000	734,629
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/22	5.250%	1,185,000	1,249,286
05/15/36	5.250%	2,180,000	2,221,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Healtheast Project Series 2005 11/15/30	6.000%	5,000,000	5,110,700
Total			28,941,641
Mississippi 0.4%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	1,250,000	1,316,787
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC) 12/01/37	5.850%	755,000	794,668
Total			2,111,455
Missouri 4.0%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010 05/01/38	6.650%	5,000,000	5,087,500
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	865,000	885,258
City of St. Louis Airport Revenue Bonds Lambert-St. Louis International Series 2009A-1 07/01/34	6.625%	5,000,000	5,634,600
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Series 2011 02/01/41	6.000%	650,000	683,689
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	3,000,000	3,338,070
Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011 05/01/31	5.250%	500,000	512,530
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC) 01/01/20	5.000%	2,000,000	2,117,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2012 09/01/32	5.000%	1,120,000	1,134,773
09/01/42	5.000%	2,000,000	1,952,360
Series 2013A 09/01/23	5.000%	690,000	729,620
Total			22,076,080
Nebraska 1.3%
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children's Hospital Series 2008 08/15/31	6.125%	2,250,000	2,379,645
Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	915,889
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	3,500,000	3,677,625
Total			6,973,159
Nevada 1.5%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,600,000	2,536,482
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	4,250,000	4,404,360
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM) 06/01/24	5.000%	1,000,000	1,094,470
Total			8,035,312
New Jersey 0.4%
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project - Provident Series 2010 06/01/31	5.750%	1,500,000	1,603,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey State Turnpike Authority Revenue Bonds Series 2013A 01/01/21	5.000%	700,000	817,768
Total			2,420,848
New Mexico 0.5%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A 08/01/32	6.375%	2,165,000	2,464,658
New York 4.5%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	1,500,000	1,601,835
City of New York Unlimited General Obligation Bonds Subordinated Series 2006J-1 06/01/25	5.000%	1,500,000	1,627,845
Metropolitan Transportation Authority Revenue Bonds Series 2006A 11/15/22	5.000%	2,500,000	2,768,900
Transportation Series 2013E 11/15/38	5.000%	5,000,000	5,187,800
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/23	5.000%	1,000,000	1,002,380
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd General Series 1993A 07/01/18	5.750%	5,500,000	6,132,060
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	5,000,000	5,412,200
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	650,000	710,450
Total			24,443,470

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.3%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/25	5.125%	1,500,000	1,523,925
Ohio 1.7%
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	1,870,000	1,915,385
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/35	6.625%	5,000,000	5,176,350
Ohio Higher Educational Facility Commission Prerefunded 01/15/15 Revenue Bonds University Hospital Health Systems Series 2009A 01/15/39	6.750%	2,300,000	2,444,532
Total			9,536,267
Oregon 0.3%
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	1,500,000	1,672,230
Pennsylvania 2.2%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women's Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(a) 10/01/17	0.000%	5,115,000	4,893,623
Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B 11/15/22	5.000%	2,500,000	2,583,900
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	1,000,000	1,040,120
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/43	6.000%	750,000	744,832

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Shippensburg University Series 2011 10/01/31	6.000%	2,000,000	2,105,100
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	700,000	768,327
Total			12,135,902
Puerto Rico 0.5%
Puerto Rico Electric Power Authority Revenue Bonds Series 2013A(d) 07/01/36	6.750%	4,000,000	2,792,040
Rhode Island 0.8%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A 10/01/26	4.650%	1,540,000	1,554,076
04/01/33	4.850%	2,985,000	3,003,984
Total			4,558,060
South Carolina 0.2%
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,000,000	1,231,100
Texas 5.8%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	185,000	191,832
07/01/45	6.200%	1,100,000	1,164,218
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(c) 04/01/45	6.125%	550,000	589,369
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	1,000,000	999,960
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	5,580,000	5,834,616

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Regional Mobility Authority(c) Refunding Revenue Bonds Senior Lien Series 2013B 01/01/45	3.000%	3,000,000	3,024,690
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	2,000,000	2,171,760
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/31	5.500%	1,750,000	1,780,170
Series 2012 08/15/32	5.000%	580,000	562,936
08/15/42	5.000%	400,000	371,356
Series 2013 08/15/33	6.000%	260,000	278,915
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Joint Series 2011C 11/01/26	5.000%	3,000,000	3,268,890
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds YMCA Greater Houston Area Series 2013A 06/01/38	5.000%	1,500,000	1,434,810
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	2,200,000	2,833,270
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/31	6.500%	500,000	555,285
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	800,000	873,640
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Scott & White Healthcare Series 2013 08/15/33	5.000%	1,000,000	1,042,350
Stayton at Museum Way Series 2009A 11/15/44	8.250%	3,000,000	2,873,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,253,475
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	524,675
Total			31,630,187
Virginia 0.8%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	3,250,000	3,212,658
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005 06/01/26	5.500%	910,000	953,707
Total			4,166,365
Washington 2.9%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D 07/01/22	5.000%	2,900,000	3,250,900
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,179,190
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	1,050,000	1,084,566
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/47	6.750%	3,000,000	2,709,810
Skyline At First Hill Project Series 2012 01/01/19	7.000%	1,150,000	1,197,368
Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/38	5.625%	5,500,000	4,729,725
Total			16,151,559

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Virginia 0.2%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(c) 12/01/38	5.375%	900,000	939,906
Wisconsin 6.7%
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	3,000,000	3,344,880
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/25	5.125%	4,310,000	4,549,894
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	1,400,000	1,445,318
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	3,375,000	3,404,059
Marshfield Clinic Series 2012-B 02/15/26	5.000%	2,265,000	2,405,974
Series 2012B 02/15/32	5.000%	2,000,000	2,033,040
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	3,600,000	3,733,308
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,565,000	1,659,698
ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	5,300,000	5,785,162
Riverview Hospital Association Series 2008 04/01/38	5.750%	6,000,000	6,228,540
Watertown Regional Medical Center Series 2012 09/01/42	5.000%	2,270,000	2,215,929
Total			36,805,802
Wyoming 0.2%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012 05/01/32	5.000%	1,000,000	1,024,350
Total Municipal Bonds (Cost: $498,291,152)			532,820,452

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Municipal Bonds Held in Trust 0.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 0.8%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(c)(e) 11/15/36	5.500%	4,000,000	4,483,800
Total Municipal Bonds Held in Trust (Cost: $4,214,551)			4,483,800
Floating Rate Notes 0.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.2%
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children's Hospital Clinics VRDN Series 2007A (AGM)(f)(g) 08/15/37	0.150%	1,000,000	1,000,000
South Carolina 0.2%
City of Columbia Waterworks & Sewer System Revenue Bonds VRDN Series 2009 (US Bank)(f)(g) 02/01/38	0.050%	1,000,000	1,000,000
Total Floating Rate Notes (Cost: $2,000,000)			2,000,000

Municipal Short Term 0.3%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Michigan 0.3%
Michigan Finance Authority Revenue Notes State Aid Notes Series 2013C 08/20/14	1.580%	1,450,000	1,472,113
Total Municipal Short Term (Cost: $1,450,000)			1,472,113

Money Market Funds 0.1%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(h)	683,852	683,852
Total Money Market Funds (Cost: $683,852)		683,852
Total Investments (Cost: $506,639,555)		541,460,217
Other Assets & Liabilities, Net		6,004,224
Net Assets		547,464,441

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $5,462,736 or 1.00% of net assets.

(c)  Variable rate security.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At January 31, 2014, the value of these securities amounted to $2,792,040 or 0.51% of net assets.

(e)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(f)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on January 31, 2014.

(g)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(h)  The rate shown is the seven-day current annualized yield at January 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
15

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	532,820,452	—	532,820,452
Municipal Bonds Held in Trust	—	4,483,800	—	4,483,800
Total Bonds	—	537,304,252	—	537,304,252
Short-Term Securities
Floating Rate Notes	—	2,000,000	—	2,000,000
Municipal Short Term	—	1,472,113	—	1,472,113
Total Short-Term Securities	—	3,472,113	—	3,472,113
Mutual Funds
Money Market Funds	683,852	—	—	683,852
Total Mutual Funds	683,852	—	—	683,852
Total	683,852	540,776,365	—	541,460,217

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
16

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets
Investments, at value
(identified cost $506,639,555)	$541,460,217
Receivable for:
Investments sold	540,811
Capital shares sold	4,199,337
Interest	7,012,172
Expense reimbursement due from Investment Manager	449
Prepaid expenses	2,480
Other assets	23,687
Total assets	553,239,153
Liabilities
Disbursements in excess of cash	142
Short-term floating rate notes outstanding	3,000,000
Payable for:
Capital shares purchased	656,701
Dividend distributions to shareholders	2,007,897
Investment management fees	6,111
Distribution and/or service fees	3,982
Transfer agent fees	21,908
Administration fees	1,037
Compensation of board members	40,578
Other expenses	36,356
Total liabilities	5,774,712
Net assets applicable to outstanding capital stock	$547,464,441
Represented by
Paid-in capital	$517,149,266
Undistributed net investment income	1,566,892
Accumulated net realized loss	(6,072,379)
Unrealized appreciation (depreciation) on:
Investments	34,820,662
Total — representing net assets applicable to outstanding capital stock	$547,464,441

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
17

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A
Net assets	$529,188,898
Shares outstanding	136,309,604
Net asset value per share	$3.88
Maximum offering price per share(a)	$4.07
Class B
Net assets	$1,437,132
Shares outstanding	370,110
Net asset value per share	$3.88
Class C
Net assets	$11,874,484
Shares outstanding	3,057,677
Net asset value per share	$3.88
Class R4
Net assets	$77,710
Shares outstanding	20,057
Net asset value per share	$3.87
Class R5
Net assets	$79,039
Shares outstanding	20,398
Net asset value per share	$3.87
Class Z
Net assets	$4,807,178
Shares outstanding	1,241,789
Net asset value per share	$3.87

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
18

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends	$717
Interest	14,456,388
Total income	14,457,105
Expenses:
Investment management fees	1,144,991
Distribution and/or service fees
Class A	677,239
Class B	8,089
Class C	64,435
Transfer agent fees
Class A	207,728
Class B	620
Class C	4,939
Class R4	25
Class R5(a)	2
Class Z	829
Administration fees	194,126
Compensation of board members	14,084
Custodian fees	3,170
Printing and postage fees	22,738
Registration fees	43,241
Professional fees	18,822
Interest expense	8,378
Other	7,454
Total expenses	2,420,910
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(98,881)
Total net expenses	2,322,029
Net investment income	12,135,076
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,065,692
Net realized gain	1,065,692
Net change in unrealized appreciation (depreciation) on:
Investments	5,219,597
Net change in unrealized appreciation (depreciation)	5,219,597
Net realized and unrealized gain	6,285,289
Net increase in net assets resulting from operations	$18,420,365

(a) For the period from December 11, 2013 (commencement of operations) to January 31, 2014.
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
19

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014(a) (Unaudited)	Year Ended July 31, 2013(b)
Operations
Net investment income	$12,135,076	$25,883,750
Net realized gain	1,065,692	863,749
Net change in unrealized appreciation (depreciation)	5,219,597	(41,549,843)
Net increase (decrease) in net assets resulting from operations	18,420,365	(14,802,344)
Distributions to shareholders
Net investment income
Class A	(11,724,708)	(25,181,003)
Class B	(28,879)	(80,469)
Class C	(230,522)	(528,119)
Class R4	(1,539)	(500)
Class R5	(229)	—
Class Z	(49,538)	(114,821)
Total distributions to shareholders	(12,035,415)	(25,904,912)
Increase (decrease) in net assets from capital stock activity	(50,294,478)	(9,081,308)
Total decrease in net assets	(43,909,528)	(49,788,564)
Net assets at beginning of period	591,373,969	641,162,533
Net assets at end of period	$547,464,441	$591,373,969
Undistributed net investment income	$1,566,892	$1,467,231

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to January 31, 2014.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014(a) (Unaudited)		Year Ended July 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	3,499,711	13,358,141	13,276,994	54,488,348
Distributions reinvested	2,456,550	9,382,217	4,943,203	20,122,851
Redemptions	(18,912,001)	(71,956,448)	(21,362,455)	(86,657,595)
Net decrease	(12,955,740)	(49,216,090)	(3,142,258)	(12,046,396)
Class B shares
Subscriptions	5	18	17,284	70,082
Distributions reinvested	7,094	27,089	18,257	74,420
Redemptions(c)	(104,234)	(397,361)	(206,874)	(828,209)
Net decrease	(97,135)	(370,254)	(171,333)	(683,707)
Class C shares
Subscriptions	244,868	930,992	1,749,931	7,187,876
Distributions reinvested	57,252	218,712	122,875	499,685
Redemptions	(1,160,954)	(4,408,165)	(1,158,830)	(4,638,060)
Net increase (decrease)	(858,834)	(3,258,461)	713,976	3,049,501
Class R4 shares
Subscriptions	19,313	73,900	15,221	62,360
Distributions reinvested	390	1,486	121	470
Redemptions	(12,957)	(49,630)	(2,031)	(8,285)
Net increase	6,746	25,756	13,311	54,545
Class R5 shares
Subscriptions	20,343	77,564	—	—
Distributions reinvested	55	213	—	—
Net increase	20,398	77,777	—	—
Class Z shares
Subscriptions	839,564	3,238,675	503,798	2,066,148
Distributions reinvested	10,090	38,441	23,432	95,157
Redemptions	(218,638)	(830,322)	(402,248)	(1,616,556)
Net increase	631,016	2,446,794	124,982	544,749
Total net decrease	(13,253,549)	(50,294,478)	(2,461,322)	(9,081,308)

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to January 31, 2014.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended November 30,
Class A	(Unaudited)		2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37		$3.79
Income from investment operations:
Net investment income	0.08		0.16		0.11		0.17		0.17		0.16		0.15
Net realized and unrealized gain (loss)	0.05		(0.26)		0.27		0.08		0.01		0.34		(0.42)
Total from investment operations	0.13		(0.10)		0.38		0.25		0.18		0.50		(0.27)
Less distributions to shareholders:
Net investment income	(0.08)		(0.16)		(0.11)		(0.17)		(0.16)		(0.15)		(0.15)
Total distributions to shareholders	(0.08)		(0.16)		(0.11)		(0.17)		(0.16)		(0.15)		(0.15)
Net asset value, end of period	$3.88		$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Total return	3.53%		(2.51%)		10.16%		6.86%		4.99%		15.20%		(7.33%)
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)(d)	0.84	%(e)	0.84	%(c)(e)	0.83	%(e)	0.83	%(e)	0.82	%(d)	0.89	%(e)
Total net expenses(f)	0.81	%(c)(d)	0.81	%(e)	0.80	%(c)(e)	0.80	%(e)	0.80	%(e)	0.79	%(d)	0.86	%(e)
Net investment income	4.36	%(c)	4.02%		4.27	%(c)	4.56%		4.38%		4.30%		4.14%
Supplemental data
Net assets, end of period (in thousands)	$529,189		$572,179		$623,462		$584,728		$616,281		$645,167		$583,790
Portfolio turnover	14%		16%		13%		30%		23%		29%		37%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.07% for the years ended July 31, 2013, 2012, November 30, 2011, 2010 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended November 30,
Class B	(Unaudited)		2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37		$3.79
Income from investment operations:
Net investment income	0.07		0.13		0.09		0.14		0.14		0.13		0.12
Net realized and unrealized gain (loss)	0.05		(0.26)		0.27		0.08		0.01		0.35		(0.42)
Total from investment operations	0.12		(0.13)		0.36		0.22		0.15		0.48		(0.30)
Less distributions to shareholders:
Net investment income	(0.07)		(0.13)		(0.09)		(0.14)		(0.13)		(0.13)		(0.12)
Total distributions to shareholders	(0.07)		(0.13)		(0.09)		(0.14)		(0.13)		(0.13)		(0.12)
Net asset value, end of period	$3.88		$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Total return	3.14%		(3.23%)		9.60%		6.06%		4.20%		14.32%		(8.02%)
Ratios to average net assets(b)
Total gross expenses	1.60	%(c)(d)	1.59	%(e)	1.59	%(c)(e)	1.58	%(e)	1.59	%(e)	1.57	%(d)	1.64	%(e)
Total net expenses(f)	1.56	%(c)(d)	1.56	%(e)	1.55	%(c)(e)	1.55	%(e)	1.56	%(e)	1.55	%(d)	1.61	%(e)
Net investment income	3.61	%(c)	3.27%		3.51	%(c)	3.83%		3.61%		3.53%		3.39%
Supplemental data
Net assets, end of period (in thousands)	$1,437		$1,791		$2,612		$3,544		$7,435		$14,671		$19,622
Portfolio turnover	14%		16%		13%		30%		23%		29%		37%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.07% for the years ended July 31, 2013, 2012, November 30, 2011, 2010 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended November 30,
Class C	(Unaudited)		2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37		$3.79
Income from investment operations:
Net investment income	0.07		0.13		0.09		0.14		0.14		0.13		0.12
Net realized and unrealized gain (loss)	0.05		(0.26)		0.27		0.08		0.02		0.35		(0.42)
Total from investment operations	0.12		(0.13)		0.36		0.22		0.16		0.48		(0.30)
Less distributions to shareholders:
Net investment income	(0.07)		(0.13)		(0.09)		(0.14)		(0.14)		(0.13)		(0.12)
Total distributions to shareholders	(0.07)		(0.13)		(0.09)		(0.14)		(0.14)		(0.13)		(0.12)
Net asset value, end of period	$3.88		$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Total return	3.14%		(3.23%)		9.60%		6.07%		4.21%		14.33%		(8.02%)
Ratios to average net assets(b)
Total gross expenses	1.60	%(c)(d)	1.59	%(e)	1.59	%(c)(e)	1.58	%(e)	1.59	%(e)	1.57	%(d)	1.64	%(e)
Total net expenses(f)	1.56	%(c)(d)	1.56	%(e)	1.55	%(c)(e)	1.55	%(e)	1.55	%(e)	1.54	%(d)	1.61	%(e)
Net investment income	3.61	%(c)	3.27%		3.51	%(c)	3.81%		3.63%		3.55%		3.35%
Supplemental data
Net assets, end of period (in thousands)	$11,874		$15,017		$13,106		$9,686		$10,335		$8,446		$5,593
Portfolio turnover	14%		16%		13%		30%		23%		29%		37%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.07% for the years ended July 31, 2013, 2012, November 30, 2011, 2010 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

Class R4	Six Months Ended January. 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$3.83		$4.08
Income from investment operations:
Net investment income	0.09		0.06
Net realized and unrealized gain (loss)	0.04		(0.25)
Total from investment operations	0.13		(0.19)
Less distributions to shareholders:
Net investment income	(0.09)		(0.06)
Total distributions to shareholders	(0.09)		(0.06)
Net asset value, end of period	$3.87		$3.83
Total return	3.40%		(4.65%)
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)(d)	0.58	%(c)(e)
Total net expenses(f)	0.56	%(c)(d)	0.57	%(c)(e)
Net investment income	4.65	%(c)	4.38	%(c)
Supplemental data
Net assets, end of period (in thousands)	$78		$51
Portfolio turnover	14%		16%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the year ended July 31, 2013. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

Class R5	Six Months Ended January 31, 2014(a) (Unaudited)
Per share data
Net asset value, beginning of period	$3.80
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.07
Total from investment operations	0.09
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$3.87
Total return	2.49%
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)(d)
Total net expenses(e)	0.55	%(c)(d)
Net investment income	4.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$79
Portfolio turnover	14%

Notes to Financial Highlights

(a)  For the period from December 11, 2013 (commencement of operations) to January 31, 2014.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,				Year Ended November 30,
Class Z	(Unaudited)		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$3.82		$4.08		$3.81		$3.73		$3.88
Income from investment operations:
Net investment income	0.09		0.17		0.12		0.18		0.03
Net realized and unrealized gain (loss)	0.05		(0.26)		0.27		0.08		(0.15)
Total from investment operations	0.14		(0.09)		0.39		0.26		(0.12)
Less distributions to shareholders:
Net investment income	(0.09)		(0.17)		(0.12)		(0.18)		(0.03)
Total distributions to shareholders	(0.09)		(0.17)		(0.12)		(0.18)		(0.03)
Net asset value, end of period	$3.87		$3.82		$4.08		$3.81		$3.73
Total return	3.67%		(2.28%)		10.36%		7.15%		(3.09%)
Ratios to average net assets(c)
Total gross expenses	0.60	%(d)(e)	0.59	%(f)	0.60	%(d)(f)	0.57	%(f)	0.49	%(d)(f)
Total net expenses(g)	0.56	%(d)(e)	0.56	%(f)	0.55	%(d)(f)	0.55	%(f)	0.49	%(d)(f)
Net investment income	4.62	%(d)	4.26%		4.51	%(d)	4.76%		4.68	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,807		$2,336		$1,983		$184		$2
Portfolio turnover	14%		16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01% and 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on December 11, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

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Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at January 31, 2014 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the six months ended January 31, 2014, the average value of short-term floating rate notes outstanding was $3,000,000 and the annualized average interest rate and fees related to these short-term floating rate notes was 0.55%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital

Semiannual Report 2014
29

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $1,102.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the six months ended January 31, 2014, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.08%
Class B	0.08
Class C	0.08
Class R4	0.08
Class R5	0.05
Class Z	0.08

Semiannual Report 2014
30

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $260,000 and $65,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $120,246 for Class A, $402 for Class B and $6,290 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014		Prior to December 1, 2013
Class A	0.81%		0.81%
Class B	1.56		1.56
Class C	1.56		1.56
Class R4	0.56		0.56
Class R5	0.55	*	—
Class Z	0.56		0.56

*Annual rate is contractual from December 11, 2013 (the commencement of operations of Class R5 shares) through November 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $506,639,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$39,914,000
Unrealized depreciation	(5,093,000)
Net unrealized appreciation	$34,821,000

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income

Semiannual Report 2014
31

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	5,495,232

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $77,198,389 and $105,209,983, respectively, for the six months ended January 31, 2014.

Note 6. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 10.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Semiannual Report 2014
32

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Semiannual Report 2014
36

Columbia AMT-Free Tax-Exempt Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
37

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR118_07_D01_(03/14)

Semiannual Report

January 31, 2014

Columbia Floating Rate Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season.

Against this backdrop, the Federal Reserve's (the Fed's) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed's decision to taper its bond-buying program gradually beginning in January 2014.

As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period's biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2014

Columbia Floating Rate Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	24
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	30
Notes to Financial Statements	40
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Floating Rate Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Floating Rate Fund (the Fund) Class A shares returned 2.34% excluding sales charges for the six months ended January 31, 2014.

>  The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.88% during the same time frame.

Average Annual Total Returns (%) (for period ended January 31, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		2.34	4.73	12.05	4.34
Including sales charges		-0.69	1.63	11.38	3.94
Class B	02/16/06
Excluding sales charges		1.95	3.84	11.21	3.56
Including sales charges		-3.05	-1.16	10.95	3.56
Class C	02/16/06
Excluding sales charges		1.95	3.96	11.21	3.56
Including sales charges		0.95	2.96	11.21	3.56
Class I	02/16/06	2.53	5.13	12.44	4.69
Class K	02/16/06	2.48	4.81	12.10	4.49
Class R*	09/27/10	2.21	4.48	11.80	4.10
Class R4*	02/28/13	2.47	4.87	12.08	4.36
Class R5*	08/01/08	2.51	5.08	12.37	4.56
Class W*	12/01/06	2.36	4.76	12.01	4.28
Class Z*	09/27/10	2.58	4.99	12.24	4.45
Credit Suisse Leveraged Loan Index		2.88	5.72	12.40	4.88	**

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**From February 28, 2006.

The Credit Suisse (CS) Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Floating Rate Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2014)
Common Stocks	1.6
Consumer Discretionary	0.7
Information Technology	0.0	(a)
Materials	0.9
Telecommunication Services	0.0	(a)
Corporate Bonds & Notes	6.7
Exchange-Traded Funds	0.6
Money Market Funds	7.0
Senior Loans	84.1
Warrants	0.0	(a)
Consumer Discretionary	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at January 31, 2014)
BBB rating	0.6
BB rating	16.1
B rating	74.5
CCC rating	7.9
CC rating	0.3
D rating	0.0	(a)
Not rated	0.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody's rating, when available. If Moody's doesn't rate a bond, then the S&P rating is used. If neither Moody's nor S&P rates a bond, then it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a) Rounds to zero.

Portfolio Management

Lynn Hopton

Yvonne Stevens

Steven Staver, CPA

Ronald Launsbach, CFA

Semiannual Report 2014
3

Columbia Floating Rate Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2013 – January 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.40	1,019.86	5.41	5.40	1.06
Class B	1,000.00	1,000.00	1,019.50	1,016.08	9.21	9.20	1.81
Class C	1,000.00	1,000.00	1,019.50	1,016.08	9.21	9.20	1.81
Class I	1,000.00	1,000.00	1,025.30	1,021.78	3.47	3.47	0.68
Class K	1,000.00	1,000.00	1,024.80	1,020.27	5.00	4.99	0.98
Class R	1,000.00	1,000.00	1,022.10	1,018.60	6.68	6.67	1.31
Class R4	1,000.00	1,000.00	1,024.70	1,021.07	4.18	4.18	0.82
Class R5	1,000.00	1,000.00	1,025.10	1,021.53	3.73	3.72	0.73
Class W	1,000.00	1,000.00	1,023.60	1,019.91	5.36	5.35	1.05
Class Z	1,000.00	1,000.00	1,025.80	1,021.12	4.14	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Floating Rate Fund

Portfolio of Investments

January 31, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Senior Loans 88.7%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Doncasters U.S. Finance LLC Tranche B Term Loan(a)(b) 04/09/20	5.500%	3,051,937	3,085,326
TASC, Inc. Tranche B Term Loan(a)(b) 12/18/15	4.500%	5,330,532	5,067,364
TransDigm, Inc. Tranche C Term Loan(a)(b) 02/28/20	3.750%	4,212,680	4,238,503
Total			12,391,193
Airlines 1.9%
American Airlines, Inc. Tranche B Term Loan(a)(b) 06/27/19	3.750%	5,273,500	5,305,510
Continental Airlines, Inc. Tranche B Term Loan(a)(b) 04/01/19	4.000%	5,210,625	5,257,312
Delta Air Lines, Inc.(a)(b) Term Loan 04/20/17	3.500%	1,954,887	1,965,717
Tranche B1 Term Loan 10/18/18	3.236%	4,568,925	4,582,266
U.S. Airways, Inc. Tranche B-1 Term Loan(a)(b) 05/23/19	3.500%	5,450,000	5,471,310
Total			22,582,115
Automotive 1.3%
Alliison Transmission, Inc. Tranche B3 Term Loan(a)(b) 08/23/19	3.750%	1,474,276	1,477,652
Allison Transmission, Inc. Tranche B2 Term Loan(a)(b) 08/07/17	3.750%	134,910	135,725
Chrysler Group LLC Tranche B Term Loan(a)(b) 05/24/17	4.250%	3,200,493	3,206,894
Federal-Mogul Corp.(a)(b) Tranche B Term Loan 12/29/14	2.188%	1,294,070	1,284,365
Tranche C Term Loan 12/28/15	2.188%	761,552	755,840
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b) 04/30/19	4.750%	2,200,000	2,220,042
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung Tranche C Term Loan(a)(b) 01/27/17	4.250%	2,575,000	2,597,531

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Navistar, Inc. Tranche B Term Loan(a)(b) 08/17/17	5.750%	1,629,250	1,650,642
Thermasys Corp. Term Loan(a)(b) 05/03/19	4.243%	2,715,625	2,674,890
Total			16,003,581
Brokerage 1.0%
Cetera Financial Group, Inc. Term Loan(a)(b) 08/07/19	6.500%	3,577,500	3,622,219
Nuveen Investments, Inc.(a)(b) 1st Lien Tranche B Term Loan 05/13/17	4.159%	4,650,000	4,637,864
2nd Lien Tranche B Term Loan 02/28/19	5.515%	1,375,000	1,365,031
USI, Inc. Term Loan(a)(b) 12/27/19	4.250%	1,955,287	1,968,974
Total			11,594,088
Building Materials 1.3%
Contech Engineered Solutions LLC Term Loan(a)(b) 04/29/19	6.250%	1,243,750	1,251,125
HD Supply, Inc. Term Loan(a)(b) 10/12/17	4.500%	4,974,748	4,993,353
Ply Gem Industries, Inc. Term Loan(a)(b)(c) 02/01/21	4.000%	2,925,000	2,929,885
Roofing Supply Group LLC Term Loan(a)(b) 05/31/19	5.000%	2,460,973	2,468,676
Wilsonart LLC Term Loan(a)(b) 10/31/19	4.000%	3,499,701	3,500,786
Total			15,143,825
Chemicals 5.5%
AZ Chem U.S., Inc. Term Loan(a)(b) 12/22/17	5.250%	586,804	591,939
Allnex & Cy SCA Tranche B1 Term Loan(a)(b) 10/04/19	4.500%	1,961,245	1,971,052
Allnex U.S.A, Inc. Tranche B2 Term Loan(a)(b) 10/04/19	4.500%	1,017,596	1,022,684

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Allnex U.S.A., Inc.(a)(b) 2nd Lien Term Loan 04/03/20	8.250%	650,000	671,125
Allnex U.S.A., Inc.(a)(b)(c) 2nd Lien Term Loan 04/03/20	8.250%	2,450,000	2,529,625
Ascend Performance Materials Operations LLC Tranche B Term Loan(a)(b) 04/10/18	6.750%	1,876,131	1,801,085
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(a)(b) 02/01/20	4.750%	5,061,750	5,103,509
Cristal Inorganic Chemicals U.S., Inc. 2nd Lien Term Loan(a)(b) 11/15/14	5.997%	276,196	276,370
HII Holding Corp.(a)(b) 1st Lien Term Loan 12/20/19	4.000%	2,962,525	2,973,635
2nd Lien Term Loan 12/21/20	9.500%	5,150,000	5,207,937
Huntsman International LLC(a)(b) Tranche B Term Loan 04/19/17	2.689%	1,870,112	1,871,047
Tranche B2 Term Loan 04/19/17	3.181%	100,078	100,128
Tranche C Term Loan 06/30/16	2.462%	184,185	184,185
Huntsman International LLC(a)(b)(c) Tranche 2 Term Loan 10/15/20	3.750%	1,725,000	1,727,691
INEOS U.S. Finance LLC Term Loan(a)(b) 05/04/18	4.000%	8,976,111	9,011,387
MacDermid, Inc. 1st Lien Tranche B Term Loan(a)(b) 06/07/20	4.000%	3,557,125	3,580,851
Nexeo Solutions LLC Term Loan(a)(b) 09/08/17	5.000%	2,665,289	2,651,962
Oxea Finance & Cy SCA(a)(b) 1st Lien Tranche B2 Term Loan 01/15/20	4.250%	3,566,062	3,586,139
2nd Lien Term Loan 07/15/20	8.250%	1,400,000	1,430,632
PQ Corp. Term Loan(a)(b) 08/07/17	4.500%	3,366,000	3,391,851
Polymer Group, Inc. Term Loan(a)(b) 12/19/19	5.000%	1,525,000	1,534,531

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ravago Holdings America, Inc. Term Loan(a)(b) 12/18/20	5.500%	3,175,000	3,184,938
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.500%	4,244,093	4,289,717
Univar, Inc. Tranche B Term Loan(a)(b) 06/30/17	5.000%	7,255,370	7,208,355
Total			65,902,375
Construction Machinery 0.7%
Douglas Dynamics LLC Term Loan(a)(b) 04/18/18	5.750%	3,531,695	3,520,676
Maxim Crane Works LP 2nd Lien Term Loan(a)(b) 11/26/18	10.250%	3,000,000	3,054,990
North American Lifting Holdings, Inc. 1st Lien Term Loan(a)(b) 11/27/20	5.500%	1,475,000	1,475,000
Total			8,050,666
Consumer Cyclical Services 3.8%
Acosta, Inc. Tranche B Term Loan(a)(b) 03/03/18	4.000%	3,845,004	3,871,458
IG Investments Holdings LLC(a)(b) 1st Lien Tranche B Term Loan 10/31/19	5.250%	1,961,048	1,963,499
IG Investments Holdings LLC(a)(b)(c) 1st Lien Tranche B Term Loan 10/31/19	5.250%	1,100,000	1,101,375
KAR Auction Services, Inc. Term Loan(a)(b) 05/19/17	3.750%	1,662,485	1,671,845
Live Nation Entertainment, Inc. Term B-1 Loan(a)(b) 08/17/20	3.500%	1,984,531	1,993,223
Monitronics International, Inc. Tranche B Term Loan(a)(b) 03/23/18	4.250%	7,051,345	7,093,230
Pre-Paid Legal Services, Inc. Term Loan(a)(b) 07/01/19	6.250%	1,306,452	1,315,166
Quikrete Holdings, Inc. 1st Lien Term Loan(a)(b) 09/26/20	3.738%	448,875	452,147

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Quikrete Holdings,Inc 2nd Lien Term Loan(a)(b) 03/26/21	6.738%	2,000,000	2,051,660
Sabre, Inc.(a)(b) Term Loan 02/19/19	4.500%	847,875	849,469
Tranche B Term Loan 02/19/19	5.250%	5,021,212	5,047,875
ServiceMaster Co. (The)(a)(b) Tranche A Letter of Credit 07/24/14	3.259%	2,075,000	2,051,656
Tranche B Term Loan 01/31/17	4.512%	3,412,775	3,409,226
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	3.750%	6,034,412	5,384,023
West Corp. Tranche B-10 Term Loan(a)(b) 06/30/18	3.250%	7,294,749	7,307,807
Total			45,563,659
Consumer Products 2.5%
Affinion Group, Inc. Tranche B Term Loan(a)(b) 10/09/16	6.750%	5,776,789	5,728,033
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	1,071,000	1,089,742
Jarden Corp. Tranche B1 Term Loan(a)(b) 09/30/20	2.910%	2,967,562	2,978,691
NBTY, Inc. Tranche B2 Term Loan(a)(b) 10/01/17	3.500%	4,390,464	4,417,905
Party City Holdings, Inc. Term Loan(a)(b) 07/27/19	4.250%	3,063,308	3,079,574
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	2,797,165	2,819,654
Tempur-Pedic International, Inc. Tranche B Term Loan(a)(b) 03/18/20	3.500%	1,989,975	1,993,955
Visant Corp. Tranche B Term Loan(a)(b) 12/22/16	5.250%	4,628,044	4,574,544
Water Pik Technologies, Inc. Term Loan(a)(b) 07/08/20	4.750%	2,992,500	2,992,500
Total			29,674,598

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Diversified Manufacturing 4.0%
Accudyne Industries LLC Term Loan(a)(b) 12/13/19	4.000%	3,534,646	3,547,901
Air Distribution Technologies, Inc.(a)(b) 1st Lien Term Loan 11/09/18	4.250%	541,128	544,175
2nd Lien Term Loan 05/11/20	9.250%	1,825,000	1,856,938
Allflex Holdings III, Inc.(a)(b) 1st Lien Term Loan 07/17/20	4.250%	3,516,187	3,526,068
2nd Lien Term Loan 07/19/21	8.000%	3,000,000	3,036,000
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	3,647,437	3,662,246
Crosby U.S. Acquisition Corp.(a)(b) 1st Lien Term Loan 11/23/20	4.000%	875,000	878,281
2nd Lien Term Loan 11/22/21	7.000%	2,000,000	2,026,660
Filtration Group Corp.(a)(b) 1st Lien Term Loan 11/20/20	4.500%	3,325,000	3,358,250
2nd Lien Term Loan 11/22/21	8.250%	1,000,000	1,025,000
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	4,937,625	4,929,577
Generac Power System, Inc. Tranche B Term Loan(a)(b) 05/29/20	3.500%	3,597,600	3,602,744
IMG Worldwide, Inc. Tranche B Term Loan(a)(b) 06/16/16	5.500%	3,631,875	3,643,969
Otter Products LLC 1st Lien Term Loan(a)(b) 04/29/19	5.250%	3,120,000	3,133,010
Ranpak Corp. 2nd Lien Term Loan(a)(b) 04/23/20	8.500%	675,000	691,875
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	6,365,863	6,393,745
Tomkins LLC/Inc. Tranche B2 Term Loan(a)(b) 09/29/16	3.750%	1,585,349	1,596,256
Total			47,452,695

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Electric 4.1%
Calpine Construction Finance Co. LP Tranche B-1 Term Loan(a)(b) 05/03/20	3.000%	1,940,250	1,936,369
Calpine Corp.(a)(b) Term Loan 04/01/18	4.000%	948,188	953,327
04/01/18	4.000%	1,438,125	1,445,920
10/09/19	4.000%	4,974,811	5,010,580
Dynegy, Inc. Tranche B-2 Term Loan(a)(b) 04/23/20	4.000%	4,982,481	5,004,304
Equipower Resources Holdings LLC(a)(b) 1st Lien Tranche B Term Loan 12/21/18	4.250%	1,195,586	1,200,440
1st Lien Tranche C Term Loan 12/31/19	4.250%	2,313,378	2,323,024
Essential Power LLC Term Loan(a)(b) 08/08/19	4.497%	1,571,124	1,547,557
FREIF North American Power I LLC(a)(b) Tranche B-1 Term Loan 03/29/19	3.997%	2,239,576	2,261,972
Tranche C-1 Term Loan 03/29/19	3.997%	355,587	359,143
LSP Madison Funding LLC Term Loan(a)(b) 06/28/19	5.500%	447,767	453,364
La Frontera Generation LLC Term Loan(a)(b) 09/30/20	4.500%	910,777	919,029
NRG Energy, Inc. Term Loan(a)(b) 07/01/18	2.750%	6,559,526	6,533,419
Raven Power Finance LLC Term Loan(a)(b) 12/19/20	5.250%	1,625,000	1,637,187
Star West Generation LLC Tranche B Term Loan(a)(b) 03/13/20	4.250%	2,779,000	2,796,369
TPF Generation Holdings LLC Term Loan(a)(b) 12/31/17	4.750%	3,980,000	3,999,900
Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b) 10/10/14	3.730%	3,497,531	2,456,631
Topaz Power Holdings LLC Tranche B Term Loan(a)(b) 02/26/20	5.250%	3,667,962	3,677,132

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Windsor Financing LLC Tranche B Term Loan(a)(b) 12/05/17	6.250%	3,770,147	3,864,401
Total			48,380,068
Entertainment 2.5%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(a)(b) 04/22/16	5.250%	3,979,655	4,015,194
AMC Entertainment, Inc. Term Loan(a)(b) 04/30/20	3.500%	2,357,188	2,362,091
Activision Blizzard, Inc. Term Loan(a)(b) 10/12/20	3.250%	2,369,062	2,384,864
Alpha Topco Ltd. Tranche B Term Loan(a)(b) 04/30/19	4.500%	3,488,229	3,527,472
Cedar Fair LP Term Loan(a)(b) 03/06/20	3.250%	1,547,125	1,553,901
Cinemark USA, Inc. Term Loan(a)(b) 12/18/19	3.167%	3,994,700	4,006,045
Lions Gate Entertainment Term Loan(a)(b) 07/19/20	5.000%	2,000,000	1,990,000
Merlin Entertainment Group Lux 2 Sarl Tranche B1 Term Loan(a)(b) 07/03/19	4.004%	1,146,990	1,148,240
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b) 12/20/18	3.501%	2,748,929	2,765,532
Steinway Musical Instruments, Inc. 2nd Lien Term Loan(a)(b) 09/18/20	9.250%	1,000,000	1,030,000
Zuffa LLC Term Loan(a)(b) 02/25/20	4.500%	4,653,000	4,679,196
Total			29,462,535
Environmental 1.3%
ADS Waste Holdings, Inc. Tranche B Term Loan(a)(b) 10/09/19	4.250%	6,286,662	6,304,328
STI Infrastructure Sarl Term Loan(a)(b) 08/22/20	6.250%	2,718,187	2,711,392

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
WCA Waste Corp. Term Loan(a)(b) 03/23/18	4.000%	663,188	663,738
WTG Holdings III Corp.(a)(b) 1st Lien Term Loan 01/15/21	4.750%	2,500,000	2,517,700
2nd Lien Term Loan 01/15/22	8.500%	1,000,000	1,007,500
Waste Industries U.S.A., Inc. Tranche B Term Loan(a)(b) 03/17/17	4.000%	1,707,750	1,709,338
Total			14,913,996
Food and Beverage 4.7%
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	4,504,500	4,503,104
Aramark Corp.(a)(b) 3rd Letter of Credit 07/26/16	0.019%	66,004	66,301
Tranche C Term Loan 07/26/16	3.747%	819,333	823,020
Tranche D Term Loan 09/09/19	4.000%	3,075,000	3,093,419
Arysta LifeScience SPC LLC(a)(b) 1st Lien Term Loan 05/29/20	4.500%	522,375	524,987
2nd Lien Term Loan 11/30/20	7.237%	2,400,000	2,440,512
CIH International Sarl Tranche B Term Loan(a)(b)(c) 06/05/20	2.750%	2,992,500	3,004,440
CSM Bakery Supplies LLC Term Loan(a)(b) 07/03/20	4.750%	3,283,500	3,302,643
CTI Foods Holding Co. LLC 1st Lien Term Loan(a)(b) 06/29/20	3.753%	1,895,250	1,896,046
Del Monte Foods Co. Term Loan(a)(b) 03/08/18	4.000%	4,826,453	4,844,552
Del Monte Foods, Inc. 2nd Lien Term Loan(a)(b)(c) 07/26/21	8.250%	4,000,000	4,045,000
Dole Food Co.,Inc. Tranche B Term Loan(a)(b) 11/01/18	4.500%	1,000,000	1,007,500
HJ Heinz Co. Tranche B2 Term Loan(a)(b) 06/05/20	3.500%	4,825,750	4,870,726

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
JBS U.S.A. LLC Term Loan(a)(b) 09/18/20	3.750%	2,069,813	2,062,051
Michael Foods Group, Inc. Tranche B Term Loan(a)(b) 02/25/18	4.250%	3,928,311	3,949,170
Mill U.S. Acquisition 2nd Lien Term Loan(a)(b)(c) 07/03/21	8.500%	3,000,000	3,037,500
Performance Food Group, Inc. Term Loan(a)(b) 11/14/19	6.250%	3,407,875	3,458,993
Pinnacle Foods Finance LLC Tranche G Term Loan(a)(b) 04/29/20	3.250%	2,109,062	2,111,404
Pinnacle Foods Financle LLC Tranche H Term Loan(a)(b) 04/29/20	3.250%	1,221,938	1,223,465
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	5,248,625	5,294,550
Total			55,559,383
Gaming 4.7%
Affinity Gaming LLC(a)(b) Term Loan 11/09/17	4.250%	812,794	812,794
Affinity Gaming LLC(a)(b)(c) Term Loan 11/09/17	4.250%	3,000,000	3,000,000
Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B-5 Term Loan 01/28/18	4.489%	2,000,000	1,900,000
Tranche B4 Term Loan 10/31/16	9.500%	3,846,749	3,885,639
Tranche B6 Term Loan 01/28/18	5.489%	1,616,736	1,553,409
Cannery Casino Resorts LLC(a)(b) 1st Lien Term Loan 10/02/18	6.000%	1,069,194	1,070,530
2nd Lien Term Loan 10/02/19	10.000%	1,150,000	1,047,938
CityCenter Holdings LLC Tranche B Term Loan(a)(b) 10/16/20	5.000%	7,000,000	7,078,750
Las Vegas Sands LLC Tranche B Term Loan(a)(b) 12/19/20	3.250%	3,442,241	3,449,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MGM Resorts International Tranche B Term Loan(a)(b) 12/20/19	3.500%	3,118,500	3,117,845
Marina District Finance Co., Inc. Term Loan(a)(b) 08/15/18	6.750%	3,000,000	3,026,250
Mohegan Tribal Gaming Authority Tranche B Term Loan(a)(b) 11/19/19	5.500%	3,600,000	3,657,204
Peppermill Casinos, Inc. Tranche B Term Loan(a)(b) 11/09/18	7.250%	2,301,750	2,342,031
Pinnacle Entertainment, Inc. Tranche B-2 Term Loan(a)(b) 08/13/20	3.750%	1,990,000	1,998,955
ROC Finance LLC Tranche B Term Loan(a)(b) 06/20/19	5.000%	3,042,375	2,968,232
Scientific Games International, Inc. Term Loan(a)(b) 10/18/20	4.250%	4,925,000	4,945,537
Seminole Tribe of Florida Term Loan(a)(b) 04/29/20	3.000%	3,126,750	3,126,094
Shingle Springs Tribal Gaming Term Loan(a)(b) 08/29/19	6.250%	1,563,187	1,590,543
Stockbridge/SBE Holdings Tranche B Term Loan(a)(b) 05/02/17	13.000%	537,500	585,875
Twin River Management Group, Inc. Term Loan(a)(b) 11/10/18	5.250%	1,662,437	1,674,208
Yonkers Racing Corp. 1st Lien Term Loan(a)(b) 08/20/19	4.250%	3,500,000	3,504,375
Total			56,335,747
Gas Pipelines 0.1%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(a)(b) 04/04/18	6.250%	1,836,125	1,653,669
Health Care 4.3%
Alere, Inc. Tranche B Term Loan(a)(b) 06/30/17	4.250%	2,949,514	2,967,948

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	3,037,870	3,032,189
Biomet, Inc. Tranche B-2 Term Loan(a)(b) 07/25/17	3.664%	3,937,731	3,960,137
CHS/Community Health Systems, Inc. Tranche E Term Loan(a)(b) 01/25/17	3.737%	1,502,625	1,510,680
Community Health Systems, Inc.(a)(b) Tranche D Term Loan 01/27/21	4.250%	4,004,994	4,046,566
Community Health Systems, Inc.(a)(b)(c) Tranche D Term Loan 01/27/21	4.250%	3,450,000	3,485,811
DaVita HealthCare Partners, Inc.(a)(b) Tranche B Term Loan 10/20/16	4.500%	380,688	382,592
Tranche B2 Term Loan 11/01/19	4.000%	2,202,750	2,216,958
HCA, Inc.(a)(b) Tranche B-5 Term Loan 03/31/17	2.997%	5,985,000	5,991,823
Tranche B4 Term Loan 05/01/18	2.997%	3,290,413	3,291,597
IASIS Healthcare LLC Tranche B2 Term Loan(a)(b) 05/03/18	4.500%	4,952,064	4,986,134
National Mentor Holdings, Inc. Tranche B Term Loan(a)(b)(c) 01/31/21	4.750%	1,275,000	1,283,364
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	4.262%	2,236,054	2,266,375
PRA Holdings, Inc. Term Loan(a)(b) 09/23/20	5.000%	3,990,000	4,000,933
Quintiles Transnational Corp. Term B-3 Term Loan(a)(b) 06/08/18	3.750%	3,223,496	3,232,328
Select Medical Corp. Tranche B Term Loan(a)(b) 06/01/18	4.003%	545,432	548,159
Sheridan Holdings, Inc. 2nd Lien Term Loan(a)(b) 12/20/21	8.250%	2,000,000	2,045,000
Skilled Healthcare Group, Inc. Term Loan(a)(b) 04/09/16	5.250%	234,456	234,383

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Surgical Care Affiliates LLC Tranche C Term Loan(a)(b) 06/29/18	4.250%	1,368,125	1,371,545
Total			50,854,522
Independent Energy 0.6%
MEG Energy Corp. Term Loan(a)(b) 03/31/20	3.750%	4,011,183	4,042,511
Samson Investment Co. 2nd Lien Tranche 1 Term Loan(a)(b) 09/25/18	5.000%	3,525,000	3,553,658
Total			7,596,169
Lodging 0.7%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(a)(b) 12/28/20	6.250%	3,000,000	3,067,500
Hilton Worldwide Financial LLC Term Loan(a)(b) 10/26/20	3.750%	3,947,368	3,970,145
Seven Seas Cruises Tranche B1 Term Loan(a)(b) 12/21/18	3.736%	1,225,000	1,228,062
Total			8,265,707
Media Cable 3.2%
CSC Holdings LLC Tranche B Term Loan(a)(b) 04/17/20	2.660%	4,402,875	4,377,338
Cequel Communications LLC Term Loan(a)(b) 02/14/19	3.500%	3,537,311	3,545,730
Charter Communications Operating LLC(a)(b) Tranche E Term Loan 07/01/20	3.000%	3,557,125	3,540,833
Tranche F Term Loan 12/31/20	3.000%	186,590	185,637
Encompass Digital Media, Inc. Tranche B1 Term Loan(a)(b) 08/10/17	6.750%	4,976,863	5,011,104
MCC Iowa LLC (Mediacom Broadband Group) Tranche H Term Loan(a)(b) 01/29/21	3.250%	1,492,500	1,488,769
MCC Iowa LLC Tranche G Term Loan(a)(b) 01/20/20	4.000%	2,987,187	2,992,176

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Quebecor Media, Inc. Tranche B1 Term Loan(a)(b) 08/17/20	3.250%	1,995,000	1,987,519
Revolution Studios Distribution Co. LLC(a)(b)(d) 2nd Lien Term Loan 06/21/15	7.238%	825,000	587,813
Tranche B Term Loan 12/21/14	4.001%	860,182	754,096
TWCC Holding Corp.(a)(b) 2nd Lien Term Loan 06/26/20	7.000%	4,125,000	4,155,937
Term Loan 02/13/17	3.500%	3,755,626	3,743,570
Virgin Media Investment Holdings Ltd.(a)(b) Tranche B Term Loan 02/15/20	3.010%	4,075,000	4,083,150
Virgin Media Investment Holdings Ltd.(a)(b)(c) Tranche B Term Loan 02/15/20	3.010%	2,000,000	2,004,000
Total			38,457,672
Media Non-Cable 6.1%
Cengage Learning Acquisitions, Inc. Term Loan(a)(b)(e) 07/03/14	0.000%	2,181,581	1,991,784
Clear Channel Communications, Inc. Tranche D Term Loan(a)(b) 01/30/19	6.992%	7,958,970	7,718,530
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	6,475,000	6,537,030
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	3,118,500	2,928,677
Granite Broadcasting 1st Lien Tranche B Term Loan(a)(b) 05/23/18	6.750%	3,244,471	3,258,682
Gray Television, Inc. Term Loan(a)(b) 10/11/19	4.750%	530,000	533,090
HIBU PLC Tranche B1 Term Loan(a)(b)(e) 07/31/14	0.000%	1,193,301	262,646
Hubbard Radio LLC Tranche 1 Term Loan(a)(b) 04/29/19	4.500%	2,635,289	2,642,984
Ion Media Networks, Inc. Term Loan(a)(b) 12/18/20	5.000%	3,425,000	3,457,126
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
LIN Television Corp. Tranche B Term Loan(a)(b) 12/21/18	4.000%	661,513	663,716
Learfield Communications, Inc.(a)(b) 2nd Lien Term Loan 10/08/21	8.750%	1,500,000	1,530,000
Learfield Communications, Inc.(a)(b)(c) 2nd Lien Term Loan 10/08/21	8.750%	500,000	510,000
Lodgenet Interactive Corp. Term Loan(a)(b) 03/28/18	6.750%	424,815	146,561
Media General, Inc. Tranche B Term Loan(a)(b) 07/31/20	4.250%	4,225,000	4,258,462
National Cinemedia LLC Term Loan(a)(b) 11/26/19	2.910%	1,950,000	1,948,167
Nielsen Finance LLC Tranche E Term Loan(a)(b) 05/01/16	2.918%	4,238,872	4,248,155
R.H. Donnelly, Inc. Term Loan(a)(b) 12/31/16	9.750%	361,766	224,143
Radio One, Inc. Term Loan(a)(b) 03/31/16	7.500%	4,691,940	4,801,403
RentPath, Inc. Tranche B Term Loan(a)(b) 05/29/20	5.262%	4,330,744	4,211,648
Salem Communications Corp. Term Loan(a)(b) 03/13/20	3.754%	3,373,646	3,388,422
Sinclair Television Group, Inc. Tranche B Term Loan(a)(b) 04/09/20	3.000%	2,059,447	2,060,312
SuperMedia, Inc. Term Loan(a)(b) 12/30/16	11.600%	157,561	118,861
Tribune Co. Term Loan(a)(b) 12/27/20	4.000%	7,100,000	7,080,759
Univision Communications, Inc. Term Loan(a)(b) 03/01/20	4.000%	6,533,150	6,556,604
Van Wagner Communications LLC Term Loan(a)(b) 08/03/18	5.242%	1,372,140	1,387,577
Total			72,465,339

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals 2.4%
Alpha Natural Resources, Inc. Tranche B Term Loan(a)(b) 05/22/20	3.500%	2,208,313	2,151,736
Arch Coal, Inc.(a)(b) Term Loan 05/16/18	6.250%	1,994,948	1,974,001
Arch Coal, Inc.(a)(b)(c) Term Loan 05/16/18	6.250%	3,000,000	2,968,500
Constellium Holdco BV Term Loan(a)(b) 03/25/20	6.250%	992,500	1,014,831
Essar Steel Algoma, Inc. Term Loan(a)(b) 09/19/14	8.750%	4,078,674	4,104,166
FMG Resources (August 2006) Pty Ltd. Term Loan(a)(b) 06/30/19	4.250%	5,636,317	5,695,048
Fairmount Minerals Ltd. Tranche B-2 Term Loan(a)(b) 09/05/19	5.000%	3,690,750	3,729,503
Foresight Energy LLC Term Loan(a)(b) 08/21/20	5.500%	2,094,750	2,110,461
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b) 02/28/19	5.750%	942,803	890,949
Novelis, Inc. Term Loan(a)(b) 03/10/17	3.750%	1,832,702	1,842,378
Oxbow Carbon LLC Tranche B Term Loan(a)(b) 07/19/19	4.250%	1,950,000	1,966,243
Total			28,447,816
Non-Captive Consumer 0.3%
Springleaf Financial Funding Co. Term Loan(a)(b) 09/30/19	4.750%	3,200,000	3,236,576
Non-Captive Diversified 0.5%
iStar Financial, Inc.(a)(b) Term Loan 10/15/17	4.500%	2,014,770	2,024,421
iStar Financial, Inc.(a)(b)(c) Term Loan 10/15/17	4.500%	4,000,000	4,019,160
Total			6,043,581

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oil Field Services 0.5%
FTS International, Inc. Term Loan(a)(b) 05/06/16	8.500%	3,000,000	3,033,120
McJunkin Red Man Corp. Term Loan(a)(b) 11/08/19	5.000%	3,142,125	3,178,448
Total			6,211,568
Other Financial Institutions 1.1%
ARG IH Corp. Term Loan(a)(b) 11/15/20	5.000%	3,000,000	3,025,320
Alixpartners LLP 1st Lien Tranche B-2 Term Loan(a)(b) 07/10/20	4.000%	4,191,483	4,215,081
Moneygram International, Inc. Term Loan(a)(b) 03/27/20	4.250%	2,506,062	2,527,213
RPI Finance Trust Tranche B-2 Term Loan(a)(b) 05/09/18	3.250%	3,096,724	3,118,649
Total			12,886,263
Other Industry 1.7%
ATI Acquisition Co.(a)(b)(d)(e)(f)(g) Term Loan 12/30/15	0.000%	586,404	—
Tranche B Term Loan 12/30/14	0.000%	1,017,557	—
Alliance Laundry Systems LLC 1st Lien Term Loan(a)(b) 12/10/18	4.500%	1,806,616	1,815,649
Berry Plastics Group Tranche E Term Loan(a)(b) 01/06/21	3.750%	3,383,117	3,377,061
Harland Clarke Holdings Corp.(a)(b) Tranche B3 Term Loan 05/22/18	7.000%	1,357,813	1,372,246
Harland Clarke Holdings Corp.(a)(b)(c) Tranche B-4 Term Loan 08/30/19	6.000%	1,000,000	1,005,000
Sensus U.S.A., Inc.(a)(b) 1st Lien Term Loan 05/09/17	4.750%	3,922,711	3,943,972
2nd Lien Term Loan 05/09/18	8.500%	2,925,000	2,926,843
TPF II LC LLC Term Loan(a)(b) 08/21/19	6.500%	3,308,375	3,358,001

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
WireCo WorldGroup, Inc. Term Loan(a)(b) 02/15/17	6.000%	2,147,812	2,158,551
Total			19,957,323
Other Utility 0.5%
EFS Cogen Holdings I LLC Tranche B Term Loan(a)(b) 12/17/20	3.750%	1,600,000	1,609,328
Sandy Creek Energy Associates LP Term Loan(a)(b) 11/09/20	5.000%	3,825,000	3,834,562
Total			5,443,890
Packaging 1.3%
Ardagh Holdings USA, Inc. Tranche B Term Loan(a)(b)(c) 12/17/19	4.000%	1,675,000	1,679,188
BWAY Holding Co. Term Loan(a)(b) 08/06/17	4.500%	4,905,475	4,931,229
Consolidated Container Co. LLC Term Loan(a)(b) 07/03/19	5.000%	2,468,750	2,494,474
Reynolds Group Holdings Inc. Term Loan(a)(b) 12/01/18	4.000%	6,693,702	6,764,856
Total			15,869,747
Paper 0.4%
Appvion, Inc. Term Loan(a)(b) 06/28/19	5.750%	2,636,750	2,657,633
Caraustar Industries, Inc. Term Loan(a)(b) 05/01/19	7.500%	2,594,979	2,656,610
Total			5,314,243
Pharmaceuticals 2.8%
Akorn, Inc. Tranche B Term Loan(a)(b)(c) 11/13/20	4.500%	1,825,000	1,838,688
Alkermes, Inc. Term Loan(a)(b) 09/25/19	3.500%	3,979,849	3,997,281
Atrium Innovations, Inc.(a)(b)(c) 2nd Lien Term Loan 07/29/21	7.750%	1,000,000	1,016,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Term Loan 01/29/21	4.250%	1,625,000	1,637,188
Catalent Pharma Solutions, Inc. Tranche 1 Term Loan(a)(b) 09/15/16	3.660%	1,341,834	1,346,530
Grifols, Inc. Tranche B Term Loan(a)(b) 06/01/17	4.250%	3,022,927	3,043,966
Par Pharmaceutical Companies, Inc. Tranche B1 Term Loan(a)(b) 09/30/19	4.250%	3,110,704	3,117,516
Patheon, Inc. Term Loan(a)(b) 12/14/18	7.250%	3,395,712	3,385,525
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 12/05/18	4.000%	5,393,193	5,417,624
Salix Pharmaceuticals Ltd. Term Loan(a)(b) 01/02/20	4.250%	2,250,000	2,274,750
Valeant Pharmaceutical International, Inc.(a)(b) Tranche C-2 Term Loan 12/11/19	3.750%	1,975,000	1,988,410
Tranche D-2 Term Loan 02/13/19	3.750%	1,426,197	1,436,123
Valeant Pharmaceuticals International, Inc. Tranche E Term Loan(a)(b) 08/05/20	4.500%	2,977,500	3,006,799
Total			33,507,280
Property & Casualty 1.2%
Alliant Holdings I, Inc. Term Loan(a)(b) 12/20/19	4.250%	3,836,250	3,874,612
Asurion LLC(a)(b) Tranche B-2 Term Loan 07/08/20	3.500%	995,000	983,806
Tranche B1 Term Loan 05/24/19	4.500%	5,034,357	5,031,236
Hub International Ltd. Term Loan(a)(b) 10/02/20	4.750%	4,538,625	4,586,871
Total			14,476,525
Restaurants 1.0%
Dunkin' Brands, Inc. Tranche B3 Term Loan(a)(b) 02/14/20	3.750%	2,846,441	2,848,661

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
El Pollo Loco, Inc. 1st Lien Term Loan(a)(b) 10/11/18	5.250%	2,000,000	2,015,000
OSI Restaurant Partners LLC Term Loan(a)(b) 10/28/19	3.500%	1,612,875	1,616,101
Wendys International, Inc. Tranche B Term Loan(a)(b) 05/15/19	3.250%	4,975,000	4,988,482
Total			11,468,244
Retailers 6.7%
Academy Ltd. Term Loan(a)(b) 08/03/18	4.500%	3,493,590	3,517,835
BJ's Wholesale Club, Inc.(a)(b) 1st Lien Term Loan 09/26/19	4.500%	4,133,328	4,168,999
2nd Lien Term Loan 03/26/20	8.500%	2,000,000	2,055,840
Bass Pro Group LLC Term Loan(a)(b) 11/20/19	3.750%	2,185,751	2,200,592
Blue Buffalo Company Ltd. Tranche B-3 Term Loan(a)(b) 08/08/19	4.000%	1,678,824	1,694,219
David's Bridal, Inc. Term Loan(a)(b) 10/11/19	5.000%	4,737,200	4,762,307
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/04/19	3.250%	5,387,797	5,384,457
Gymboree Corp. (The) Term Loan(a)(b) 02/23/18	5.000%	1,000,000	904,440
Hudson's Bay Co. 1st Lien Term Loan(a)(b) 11/04/20	4.750%	5,975,000	6,055,782
J. Crew Group, Inc. Tranche B1 Term Loan(a)(b) 03/07/18	4.000%	3,243,312	3,265,107
J.C. Penney Corp., Inc. Term Loan(a)(b) 05/22/18	6.000%	5,970,000	5,784,691
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	1,426,037	1,427,820

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Leslie's Poolmart, Inc. Tranche B Term Loan(a)(b) 10/16/19	4.250%	2,743,057	2,760,201
Michaels Stores, Inc. Tranche B Term Loan(a)(b) 01/28/20	3.750%	3,721,875	3,736,874
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 10/25/20	5.000%	7,256,813	7,336,783
Orchard Supply Hardware LLC Tranche B1 Term Loan(a)(b)(e) 12/21/15	5.001%	388,494	271,946
Pantry, Inc. (The) Term Loan(a)(b) 08/03/19	4.750%	3,174,924	3,208,674
Pep Boys Term Loan(a)(b) 10/11/18	4.250%	3,450,200	3,476,007
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	3,398,721	3,419,963
Pilot Travel Centers LLC(a)(b) Tranche B Term Loan 03/30/18	3.750%	1,984,925	1,992,368
08/07/19	4.250%	2,542,813	2,561,833
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	1,950,000	1,990,463
Tranche 2 Term Loan 06/21/21	4.875%	1,900,000	1,930,286
Tranche 6 Term Loan 02/21/20	4.000%	3,076,750	3,093,641
Sports Authority, Inc. (The) Tranche B Term Loan(a)(b) 11/16/17	7.500%	1,959,596	1,954,697
Toys 'R' Us - Delaware, Inc. Term Loan(a)(b) 09/01/16	6.000%	916,624	806,006
Total			79,761,831
Supermarkets 0.5%
Albertson's LLC(a)(b) Tranche B-1 Term Loan 03/21/16	3.496%	408,815	412,392
Tranche B-2 Term Loan 03/21/19	4.750%	1,710,935	1,726,949
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	2,408,586	2,405,575

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sprouts Farmers Markets Holdings LLC Term Loan(a)(b) 04/23/20	4.500%	1,548,589	1,555,682
Total			6,100,598
Technology 8.8%
Acxiom Corp. Tranche 2 Term Loan(a)(b)(f)(h) 03/15/15	3.246%	—	—
Aeroflex, Inc. Tranche B-1 Term Loan(a)(b) 11/09/19	4.500%	5,840,413	5,883,165
Alcatel-Lucent U.S.A., Inc. Term Loan(a)(b) 01/30/19	5.750%	3,910,500	3,943,739
Applied Systems, Inc.(a)(b) 1st Lien Term Loan 01/25/21	4.250%	2,000,000	2,018,760
2nd Lien Term Loan 01/24/22	7.500%	1,000,000	1,022,500
Arris Enterprises, Inc. Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,282,502	1,279,834
Avaya, Inc.(a)(b) Tranche B-3 Term Loan 10/26/17	4.736%	997,090	973,718
Tranche B-5 Term Loan 03/31/18	8.000%	1,994,181	2,010,134
Avaya, Inc.(a)(b)(c) Term Loan 03/31/18	6.500%	1,000,000	995,000
BMC Software, Inc. Term Loan(a)(b) 09/10/20	4.239%	6,850,000	6,839,314
Blue Coat Systems, Inc. Term Loan(a)(b) 05/31/19	3.739%	2,810,875	2,822,287
Booz Allen Hamilton, Inc. Tranche B Term Loan(a)(b) 07/31/19	3.750%	1,984,925	1,992,983
CDW LLC Term Loan(a)(b) 04/29/20	3.500%	4,522,101	4,523,503
Commscope, Inc.(a)(b) Tranche 3 Term Loan 01/21/17	2.739%	1,252,911	1,252,385
Tranche 4 Term Loan 01/14/18	3.250%	1,879,366	1,878,577
Dealer Computer Services, Inc. Tranche A Term Loan(a)(b) 04/21/16	2.160%	236,045	236,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
15

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Dell International LLC(a)(b) Tranche B Term Loan 04/29/20	4.500%	6,134,625	6,103,277
Tranche C Term Loan 10/29/18	3.750%	999,375	998,126
Dell International LLC(a)(b)(c) Tranche B Term Loan 04/29/20	4.500%	3,000,000	2,984,670
Evertec Group LLC Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,641,750	1,596,897
First Data Corp.(a)(b) Term Loan 03/24/17	3.737%	2,200,000	2,198,900
03/23/18	4.158%	3,393,261	3,389,868
Freescale Semiconductor, Inc. Tranche B4 Term Loan(a)(b) 02/28/20	5.000%	3,252,789	3,277,185
Go Daddy Operating Co. LLC Tranche B-3 Term Loan(a)(b) 12/17/18	4.000%	4,747,942	4,768,121
Greeneden U.S. Holdings II LLC Term Loan(a)(b) 02/10/20	4.000%	1,247,714	1,238,356
Infogroup, Inc. Tranche B Term Loan(a)(b) 05/26/18	8.000%	3,502,175	2,949,111
Infor US, Inc. Tranche B-5 Term Loan(a)(b) 06/03/20	3.750%	4,900,408	4,911,630
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	3,366,562	3,397,434
Microsemi Corp. Term Loan(a)(b) 02/19/20	3.750%	3,004,896	3,011,777
Novell, Inc. 1st Lien Term Loan(a)(b) 11/22/17	7.250%	1,621,150	1,643,441
OpenLink International, Inc. Term Loan(a)(b) 10/30/17	7.750%	588,000	588,000
RP Crown Parent LLC(a)(b) 1st Lien Term Loan 12/21/18	6.000%	1,885,750	1,903,438
RP Crown Parent LLC(a)(b)(c) 1st Lien Term Loan 12/21/18	6.000%	2,000,000	2,018,760

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
2nd Lien Term Loan 12/21/19	0.000%	4,000,000	4,090,000
Rovi Solutions Corp./Guides, Inc.(a)(b) Tranche A1 Term Loan 02/07/16	2.660%	258,645	257,352
Tranche B3 Term Loan 03/29/19	3.500%	3,503,481	3,485,964
SCS Holdings I, Inc. Term Loan(a)(b) 12/07/18	7.000%	858,846	869,582
Sensata Technology BV/Finance Co. LLC Term Loan(a)(b) 05/10/19	3.250%	1,618,517	1,624,862
Spansion LLC Term Loan(a)(b) 12/19/19	3.750%	1,635,608	1,638,159
Syniverse Holdings, Inc.(a)(b) Term Loan 04/23/19	5.000%	2,015,635	2,024,464
Tranche B Term Loan 04/23/19	4.000%	1,939,043	1,948,253
TransUnion LLC Term Loan(a)(b) 02/08/19	4.250%	648,326	655,484
Verint Systems, Inc.(a)(b) Term Loan 09/06/19	4.000%	950,400	952,776
Verint Systems, Inc.(a)(b)(c) Term Loan 09/06/19	4.000%	1,994,975	1,999,962
Total			104,197,793
Transportation Services 0.7%
Avis Budget Car Rental LLC Tranche B Term Loan(a)(b) 03/15/19	3.000%	3,935,329	3,937,297
Commercial Barge Line Co. 1st Lien Term Loan(a)(b) 09/22/19	6.501%	1,339,875	1,340,719
Hertz Corp. (The)(a)(b) Letter of Credit 03/11/18	4.000%	2,825,000	2,796,750
Tranche B2 Term Loan 03/11/18	3.000%	481,450	481,724
Total			8,556,490
Wireless 1.3%
Cellular South, Inc. Tranche B Term Loan(a)(b) 05/23/20	3.250%	2,282,750	2,274,190

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
16

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cricket Communications, Inc.(a)(b) Term Loan 10/10/19	4.750%	767,250	768,693
Tranche C Term Loan 03/08/20	4.750%	1,144,250	1,145,268
Crown Castle Operating Co. Tranche B2 Term Loan(a)(b) 01/31/21	3.250%	5,969,950	5,987,860
Instant Web, Inc.(a)(b) Delayed Draw Term Loan 08/07/14	3.622%	141,794	135,945
Term Loan 08/07/14	3.622%	1,360,156	1,304,049
Telesat Canada Tranche B2 Term Loan(a)(b) 03/28/19	3.500%	4,058,593	4,080,144
Total			15,696,149
Wirelines 1.7%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b) 10/21/16	6.250%	827,465	839,877
Integra Telecom Holdings, Inc.(a)(b) Tranche B Term Loan 02/22/19	5.250%	1,687,250	1,706,940
Integra Telecom Holdings, Inc.(a)(b)(c) 2nd Lien Term Loan 02/21/20	8.773%	2,000,000	2,052,080
Level 3 Financing, Inc.(a)(b) Tranche B Term Loan 01/15/20	4.000%	3,000,000	3,018,120
Tranche B-3 Term Loan 08/01/19	4.000%	2,000,000	2,010,000
Southwire Co. Term Loan(a)(b)(c) 02/11/21	3.250%	1,625,000	1,620,938
Windstream Corp.(a)(b) Tranche B-5 Term Loan 08/26/19	3.500%	1,580,000	1,581,975
Tranche B4 Term Loan 01/23/20	3.500%	1,881,000	1,882,053
Zayo Group LLC Term Loan(a)(b) 07/02/19	4.000%	6,093,812	6,122,880
Total			20,834,863
Total Senior Loans (Cost: $1,056,216,797)			1,056,314,382

Corporate Bonds & Notes 7.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Mantech International Corp. 04/15/18	7.250%	2,000,000	2,090,000
Banking 0.2%
Ally Financial, Inc.(a) 07/18/16	2.917%	3,000,000	3,064,500
Brokerage 0.1%
Nuveen Investments, Inc. Senior Unsecured(i) 10/15/17	9.125%	1,000,000	1,025,000
Chemicals 0.2%
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	2,000,000	2,140,000
Consumer Cyclical Services 0.2%
West Corp. 10/01/18	8.625%	2,000,000	2,157,500
Consumer Products 0.3%
Alphabet Holding Co., Inc. Senior Unsecured 11/01/17	7.750%	2,000,000	2,060,000
Alphabet Holding Co., Inc.(i) Senior Unsecured 11/01/17	7.750%	1,181,000	1,216,430
Total			3,276,430
Electric 0.2%
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	2,000,000	2,150,000
Entertainment 0.2%
AMC Entertainment, Inc. 12/01/20	9.750%	1,000,000	1,147,500
Regal Cinemas Corp. 07/15/19	8.625%	1,000,000	1,068,750
Regal Entertainment Group Senior Unsecured 08/15/18	9.125%	581,000	627,480
Total			2,843,730
Environmental 0.2%
Casella Waste Systems, Inc. 02/15/19	7.750%	2,000,000	2,050,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
17

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.6%
Dole Food Co, Inc. Senior Secured(i) 05/01/19	7.250%	2,000,000	1,997,500
HJ Heinz Co. Secured(i) 10/15/20	4.250%	2,785,000	2,722,337
Michael Foods Holding, Inc. Senior Unsecured(i) 07/15/18	8.500%	2,000,000	2,095,000
Total			6,814,837
Gaming 0.5%
ROC Finance LLC/Corp. Secured(i) 09/01/18	12.125%	800,000	812,000
Seneca Gaming Corp.(i) 12/01/18	8.250%	2,595,000	2,789,625
Tunica-Biloxi Gaming Authority Senior Unsecured(i) 11/15/15	9.000%	2,105,000	1,847,137
Total			5,448,762
Health Care 0.4%
HCA, Inc. 10/01/18	8.000%	960,000	1,137,600
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	3,000,000	3,202,500
Physio-Control International, Inc. Senior Secured(i) 01/15/19	9.875%	661,000	741,146
Total			5,081,246
Media Non-Cable 1.1%
Clear Channel Communications, Inc. 08/01/16	10.750%	2,000,000	2,040,000
Senior Unsecured 05/15/15	4.900%	1,000,000	967,500
Gray Television, Inc. 10/01/20	7.500%	2,000,000	2,135,000
Radio One, Inc. PIK 05/24/16	12.500%	4,030,620	4,064,074
Radio One, Inc.(c)(i) Senior Subordinated Notes 02/15/20	9.250%	4,000,000	4,070,000
Total			13,276,574

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.3%
Essar Steel Algoma, Inc. Senior Secured(i) 03/15/15	9.375%	1,000,000	982,500
FMG Resources August 2006 Proprietary Ltd.(i) 11/01/15	7.000%	1,029,000	1,067,588
02/01/16	6.375%	2,000,000	2,073,000
Total			4,123,088
Non-Captive Diversified 0.2%
International Lease Finance Corp. Senior Unsecured(a) 06/15/16	2.193%	2,200,000	2,211,000
Other Financial Institutions 0.4%
Icahn Enterprises LP/Finance Corp.(i) 03/15/17	3.500%	3,000,000	3,003,750
03/15/19	4.875%	2,000,000	1,992,500
Total			4,996,250
Other Industry 0.6%
General Cable Corp.(a) 04/01/15	2.622%	1,000,000	997,500
Hillman Group, Inc. (The) 06/01/18	10.875%	1,500,000	1,612,500
Victor Technologies Group, Inc. Senior Secured 12/15/17	9.000%	1,816,000	1,946,752
WireCo WorldGroup, Inc. 05/15/17	9.500%	2,760,000	2,856,600
Total			7,413,352
Packaging 0.2%
Beverage Packaging Holdings (Luxembourg) II SA(i) 06/15/17	6.000%	745,000	763,625
Reynolds Group Issuer, Inc. LLC 05/15/18	8.500%	2,000,000	2,100,000
Total			2,863,625
Retailers 0.3%
Jo-Ann Stores, Inc. Senior Unsecured(i) 03/15/19	8.125%	3,000,000	3,120,000
Technology 0.1%
Iron Mountain, Inc. 08/15/23	6.000%	957,000	984,514
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(a)(i) 12/01/17	2.988%	1,929,000	1,943,468

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
18

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.3%
T-Mobile USA, Inc. 04/28/19	6.464%	4,000,000	4,210,000
Wirelines —%
EarthLink Holdings Corp. Senior Secured 06/01/20	7.375%	188,000	191,760
Total Corporate Bonds & Notes (Cost: $82,071,936)			83,475,636

Common Stocks 1.8%

Issuer	Shares	Value ($)
Consumer Discretionary 0.8%
Auto Components 0.1%
Delphi Automotive PLC	11,178	680,628
Mark IV Industries, Inc.	2,545	100,528
Total		781,156
Hotels, Restaurants & Leisure —%
Buffets Restaurants Holdings, Inc.(j)	1,071	7,765
Household Durables —%
Rhodes Companies LLC (The)	109,053	32,716
Media 0.7%
Cumulus Media, Inc. Class A(j)	43,542	291,296
Dex Media, Inc.(j)	494	2,993
F & W Media, Inc.(j)	3,740	37,399
HMH Publishers LLC(j)	21,904	416,176
Media News Group(j)	10,513	241,799
MGM Holdings II, Inc.(j)	68,207	4,847,574
Reader's Digest Association, Inc.(j)	26,729	1,406
Star Tribune Co. (The)(d)(j)	1,098	60,390
Tribune Co.(j)	29,872	2,226,957
Total		8,125,990
Total Consumer Discretionary		8,947,627
Information Technology 0.1%
IT Services 0.1%
Advanstar Communications, Inc.(j)	41,649	520,612
Total Information Technology		520,612

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 0.9%
Chemicals 0.8%
LyondellBasell Industries NV, Class A	131,857	10,385,057
Metals & Mining 0.1%
Aleris International, Inc.	16,833	681,737
Total Materials		11,066,794
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(j)	15,044	408,294
Total Telecommunication Services		408,294
Total Common Stocks (Cost: $13,126,884)		20,943,327

Exchange-Traded Funds 0.6%

	Shares	Value ($)
PowerShares Senior Loan Portfolio	300,000	7,473,000
Total Exchange-Traded Funds (Cost: $7,477,000)		7,473,000

Warrants —%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
F & W Media, Inc.(j)	2,034	20,343
Star Tribune Co. (The)(d)(j)	3,481	191,455
Total		211,798
Total Consumer Discretionary		211,798
Total Warrants (Cost: $2,237,697)		211,798

Money Market Funds 7.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.077%(k)(l)	88,066,171	88,066,171
Total Money Market Funds (Cost: $88,066,171)		88,066,171
Total Investments (Cost: $1,249,196,485)		1,256,484,314
Other Assets & Liabilities, Net		(65,673,516)
Net Assets		1,190,810,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
19

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of January 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at January 31, 2014 was $1,593,754, representing 0.13% of net assets. Information concerning such security holdings at January 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Term Loan 12/30/15 0.000%	12/23/09 - 07/13/12	497,832
ATI Acquisition Co. Tranche B Term Loan 12/30/14 0.000%	12/23/09 - 01/16/14	751,053
Revolution Studios Distribution Co. LLC 2nd Lien Term Loan 06/21/15 7.238%	12/21/06 - 01/31/12	714,300
Revolution Studios Distribution Co. LLC Tranche B Term Loan 12/21/14 4.001%	12/21/06 - 06/09/09	848,667
Star Tribune Co. (The)	02/16/12	—
Star Tribune Co. (The)	03/09/07 - 12/02/11	1,779,696

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2014, the value of these securities amounted to $2,526,376, which represents 0.21% of net assets.

(f)  Negligible market value.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2014, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

(h)  Represents fractional shares.

(i)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the value of these securities amounted to $34,262,606 or 2.88% of net assets.

(j)  Non-income producing.

(k)  The rate shown is the seven-day current annualized yield at January 31, 2014.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	165,245,429	200,727,575	(277,906,833)	88,066,171	62,114	88,066,171

Abbreviation Legend

PIK    Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
20

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
21

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans
Consumer Cyclical Services	—	43,512,003	2,051,656	45,563,659
Consumer Products	—	28,584,855	1,089,743	29,674,598
Diversified Manufacturing	—	44,903,882	2,548,813	47,452,695
Electric	—	46,832,511	1,547,557	48,380,068
Food and Beverage	—	52,100,390	3,458,993	55,559,383
Gaming	—	55,749,872	585,875	56,335,747
Lodging	—	3,970,145	4,295,562	8,265,707
Media Non-Cable	—	72,318,778	146,561	72,465,339
Other Industry	—	17,798,772	2,158,551	19,957,323
Retailers	—	79,489,885	271,946	79,761,831
Technology	—	103,070,859	1,126,934	104,197,793
Transportation Services	—	5,759,740	2,796,750	8,556,490
Wirelines	—	19,994,986	839,877	20,834,863
All Other Industries	—	459,308,886	—	459,308,886
Total Senior Loans	—	1,033,395,564	22,918,818	1,056,314,382
Bonds
Corporate Bonds & Notes	—	83,475,636	—	83,475,636
Total Bonds	—	83,475,636	—	83,475,636
Equity Securities
Common Stocks
Consumer Discretionary	3,201,875	5,640,198	105,554	8,947,627
Information Technology	—	—	520,612	520,612
Materials	10,385,057	681,737	—	11,066,794
Telecommunication Services	408,294	—	—	408,294
Exchange-Traded Funds	7,473,000	—	—	7,473,000
Warrants
Consumer Discretionary	—	—	211,798	211,798
Total Equity Securities	21,468,226	6,321,935	837,964	28,628,125
Mutual Funds
Money Market Funds	88,066,171	—	—	88,066,171
Total Mutual Funds	88,066,171	—	—	88,066,171
Total	109,534,397	1,123,193,135	23,756,782	1,256,484,314

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
22

Columbia Floating Rate Fund

Portfolio of Investments (continued)

January 31, 2014 (Unaudited)

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Senior Loans ($)	Common Stocks ($)	Warrants ($)	Total ($)
Balance as of July 31, 2013	25,985,944	1,179,822	108,137	27,273,903
Accrued discounts/premiums	41,265	—	—	41,265
Realized gain (loss)	40,738	(64,979)	64,979	40,738
Change in unrealized appreciation (depreciation)(a)	232,814	233,134	38,682	504,630
Sales	(7,023,829)	—	—	(7,023,829)
Purchases	—	—	—	—
Transfers into Level 3	13,491,985	—	—	13,491,985
Transfers out of Level 3	(9,850,099)	(721,811)	—	(10,571,910)
Balance as of January 31, 2014	22,918,818	626,166	211,798	23,756,782

(a) Change in unrealized appreciation relating to securities held at January 31, 2014 was $357,847, which is comprised of Senior Loans of $86,030, Common Stocks of $233,135 and Warrants of $38,682.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stock and warrants classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
23

Columbia Floating Rate Fund

Statement of Assets and Liabilities

January 31, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,161,130,314)	$1,168,418,143
Affiliated issuers (identified cost $88,066,171)	88,066,171
Total investments (identified cost $1,249,196,485)	1,256,484,314
Cash	5,146,004
Receivable for:
Investments sold	5,269,537
Investments sold on a delayed delivery basis	1,016,250
Capital shares sold	5,933,754
Dividends	10,701
Interest	4,784,636
Expense reimbursement due from Investment Manager	31
Prepaid expenses	2,822
Other assets	74,239
Total assets	1,278,722,288
Liabilities
Payable for:
Investments purchased	16,424,650
Investments purchased on a delayed delivery basis	63,613,447
Capital shares purchased	4,210,795
Dividend distributions to shareholders	3,427,279
Investment management fees	18,569
Distribution and/or service fees	9,061
Transfer agent fees	100,729
Administration fees	2,160
Compensation of board members	32,216
Other expenses	72,584
Total liabilities	87,911,490
Net assets applicable to outstanding capital stock	$1,190,810,798
Represented by
Paid-in capital	$1,248,726,664
Excess of distributions over net investment income	(48,943)
Accumulated net realized loss	(65,154,752)
Unrealized appreciation (depreciation) on:
Investments	7,287,829
Total — representing net assets applicable to outstanding capital stock	$1,190,810,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
24

Columbia Floating Rate Fund

Statement of Assets and Liabilities (continued)

January 31, 2014 (Unaudited)

Class A
Net assets	$759,369,657
Shares outstanding	82,101,432
Net asset value per share	$9.25
Maximum offering price per share(a)	$9.54
Class B
Net assets	$8,791,212
Shares outstanding	949,948
Net asset value per share	$9.25
Class C
Net assets	$131,967,697
Shares outstanding	14,265,615
Net asset value per share	$9.25
Class I
Net assets	$81,685,781
Shares outstanding	8,833,616
Net asset value per share	$9.25
Class K
Net assets	$33,019
Shares outstanding	3,563
Net asset value per share	$9.27
Class R
Net assets	$1,607,074
Shares outstanding	173,602
Net asset value per share	$9.26
Class R4
Net assets	$7,677,452
Shares outstanding	831,611
Net asset value per share	$9.23
Class R5
Net assets	$77,796,865
Shares outstanding	8,379,773
Net asset value per share	$9.28
Class W
Net assets	$4,597
Shares outstanding	497
Net asset value per share	$9.25
Class Z
Net assets	$121,877,444
Shares outstanding	13,194,697
Net asset value per share	$9.24

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
25

Columbia Floating Rate Fund

Statement of Operations

Six Months Ended January 31, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$178,827
Dividends — affiliated issuers	62,114
Interest	25,054,791
Foreign taxes withheld	(552)
Total income	25,295,180
Expenses:
Investment management fees	3,149,295
Distribution and/or service fees
Class A	865,089
Class B	45,136
Class C	590,998
Class R	2,746
Class W	6
Transfer agent fees
Class A	450,613
Class B	5,876
Class C	76,958
Class K	16
Class R	714
Class R4	3,857
Class R5	17,462
Class W	2
Class Z	75,312
Administration fees	368,203
Plan administration fees
Class K	81
Compensation of board members	15,319
Custodian fees	64,982
Printing and postage fees	48,298
Registration fees	97,184
Professional fees	23,852
Other	10,172
Total expenses	5,912,171
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(14,294)
Total net expenses	5,897,877
Net investment income	19,397,303
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,996,527
Net realized gain	1,996,527
Net change in unrealized appreciation (depreciation) on:
Investments	4,718,608
Net change in unrealized appreciation (depreciation)	4,718,608
Net realized and unrealized gain	6,715,135
Net increase in net assets resulting from operations	$26,112,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
26

Columbia Floating Rate Fund

Statement of Changes in Net Assets

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013(a)
Operations
Net investment income	$19,397,303	$25,093,655
Net realized gain	1,996,527	3,799,492
Net change in unrealized appreciation (depreciation)	4,718,608	15,288,426
Net increase in net assets resulting from operations	26,112,438	44,181,573
Distributions to shareholders
Net investment income
Class A	(12,262,223)	(15,964,662)
Class B	(125,084)	(261,256)
Class C	(1,647,922)	(1,945,811)
Class I	(1,732,137)	(3,722,490)
Class K	(1,141)	(3,580)
Class R	(18,103)	(15,807)
Class R4	(114,165)	(206)
Class R5	(1,352,224)	(318,738)
Class W	(82)	(182)
Class Z	(2,188,959)	(3,244,735)
Total distributions to shareholders	(19,442,040)	(25,477,467)
Increase (decrease) in net assets from capital stock activity	252,722,228	418,124,816
Total increase in net assets	259,392,626	436,828,922
Net assets at beginning of period	931,418,172	494,589,250
Net assets at end of period	$1,190,810,798	$931,418,172
Excess of distributions over net investment income	$(48,943)	$(4,206)

(a) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
27

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	29,346,176	270,004,648	33,391,446	305,470,140
Distributions reinvested	1,255,888	11,568,417	1,643,669	14,979,919
Redemptions	(9,960,575)	(91,758,092)	(11,450,004)	(104,573,478)
Net increase	20,641,489	189,814,973	23,585,111	215,876,581
Class B shares
Subscriptions	181,573	1,670,612	383,311	3,504,932
Distributions reinvested	13,285	122,448	28,000	255,259
Redemptions(b)	(186,836)	(1,721,864)	(287,196)	(2,628,595)
Net increase	8,022	71,196	124,115	1,131,596
Class C shares
Subscriptions	4,923,441	45,306,631	6,636,735	60,718,884
Distributions reinvested	155,649	1,434,085	182,539	1,664,568
Redemptions	(1,267,373)	(11,673,108)	(1,468,667)	(13,394,828)
Net increase	3,811,717	35,067,608	5,350,607	48,988,624
Class I shares
Subscriptions	526,389	4,838,174	4,361,222	39,730,534
Distributions reinvested	188,166	1,731,956	408,275	3,722,090
Redemptions	(2,525,364)	(23,185,944)	(1,178,193)	(10,744,156)
Net increase (decrease)	(1,810,809)	(16,615,814)	3,591,304	32,708,468
Class K shares
Distributions reinvested	106	975	352	3,207
Redemptions	(5,055)	(46,653)	(6,307)	(56,896)
Net decrease	(4,949)	(45,678)	(5,955)	(53,689)
Class R shares
Subscriptions	111,850	1,032,496	84,950	778,266
Distributions reinvested	798	7,361	1,259	11,489
Redemptions	(35,855)	(329,462)	(16,040)	(146,044)
Net increase	76,793	710,395	70,169	643,711
Class R4 shares
Subscriptions	995,261	9,136,044	11,157	102,349
Distributions reinvested	12,403	114,099	19	172
Redemptions	(187,225)	(1,718,108)	(4)	(37)
Net increase	820,439	7,532,035	11,172	102,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
28

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	2,772,303	25,629,925	7,458,614	68,684,807
Distributions reinvested	146,235	1,352,124	34,572	318,517
Redemptions	(1,209,278)	(11,161,871)	(823,229)	(7,598,836)
Net increase	1,709,260	15,820,178	6,669,957	61,404,488
Class Z shares
Subscriptions	6,022,720	55,354,682	10,666,044	97,097,324
Distributions reinvested	190,120	1,748,946	320,370	2,918,593
Redemptions	(3,992,309)	(36,736,293)	(4,673,653)	(42,693,364)
Net increase	2,220,531	20,367,335	6,312,761	57,322,553
Total net increase	27,472,493	252,722,228	45,709,241	418,124,816

(a) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
29

Columbia Floating Rate Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Six Months Ended January 31, 2014		Year Ended July 31,
Class A	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.20		$8.90	$8.96		$8.54	$7.93	$8.97
Income from investment operations:
Net investment income	0.16		0.36	0.42		0.41	0.41	0.42
Net realized and unrealized gain (loss)	0.05		0.31	(0.05)		0.41	0.62	(1.02)
Total from investment operations	0.21		0.67	0.37		0.82	1.03	(0.60)
Less distributions to shareholders:
Net investment income	(0.16)		(0.37)	(0.43)		(0.40)	(0.42)	(0.44)
Total distributions to shareholders	(0.16)		(0.37)	(0.43)		(0.40)	(0.42)	(0.44)
Net asset value, end of period	$9.25		$9.20	$8.90		$8.96	$8.54	$7.93
Total return	2.34%		7.60%	4.36%		9.65%	13.18%	(5.95%)
Ratios to average net assets(a)
Total gross expenses	1.07	%(b)	1.11%	1.14	%(c)	1.10%	1.13%	1.13%
Total net expenses(d)	1.06	%(b)	1.09%	1.11	%(c)(e)	1.08%	1.08%	1.01%
Net investment income	3.53	%(b)	3.92%	4.73%		4.59%	4.82%	5.72%
Supplemental data
Net assets, end of period (in thousands)	$759,370		$565,254	$337,242		$419,157	$226,172	$267,669
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
30

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class B	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.20		$8.91	$8.97		$8.54	$7.94	$8.97
Income from investment operations:
Net investment income	0.13		0.29	0.35		0.34	0.34	0.37
Net realized and unrealized gain (loss)	0.05		0.30	(0.04)		0.42	0.62	(1.02)
Total from investment operations	0.18		0.59	0.31		0.76	0.96	(0.65)
Less distributions to shareholders:
Net investment income	(0.13)		(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Total distributions to shareholders	(0.13)		(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Net asset value, end of period	$9.25		$9.20	$8.91		$8.97	$8.54	$7.94
Total return	1.95%		6.68%	3.57%		8.95%	12.19%	(6.55%)
Ratios to average net assets(a)
Total gross expenses	1.82	%(b)	1.86%	1.90	%(c)	1.85%	1.90%	1.90%
Total net expenses(d)	1.81	%(b)	1.84%	1.86	%(c)(e)	1.83%	1.84%	1.77%
Net investment income	2.78	%(b)	3.19%	4.00%		3.86%	4.02%	5.08%
Supplemental data
Net assets, end of period (in thousands)	$8,791		$8,668	$7,287		$11,337	$9,928	$13,753
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
31

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class C	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.20		$8.91	$8.96		$8.54	$7.93	$8.97
Income from investment operations:
Net investment income	0.13		0.29	0.35		0.34	0.34	0.37
Net realized and unrealized gain (loss)	0.05		0.30	(0.03)		0.41	0.63	(1.03)
Total from investment operations	0.18		0.59	0.32		0.75	0.97	(0.66)
Less distributions to shareholders:
Net investment income	(0.13)		(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Total distributions to shareholders	(0.13)		(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Net asset value, end of period	$9.25		$9.20	$8.91		$8.96	$8.54	$7.93
Total return	1.95%		6.68%	3.68%		8.84%	12.34%	(6.65%)
Ratios to average net assets(a)
Total gross expenses	1.81	%(b)	1.85%	1.89	%(c)	1.85%	1.89%	1.89%
Total net expenses(d)	1.81	%(b)	1.84%	1.86	%(c)(e)	1.83%	1.83%	1.76%
Net investment income	2.77	%(b)	3.14%	3.96%		3.83%	4.01%	5.05%
Supplemental data
Net assets, end of period (in thousands)	$131,968		$96,164	$45,449		$52,578	$21,210	$15,721
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
32

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class I	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.20		$8.90	$8.96		$8.54	$7.93	$8.96
Income from investment operations:
Net investment income	0.18		0.39	0.45		0.44	0.43	0.45
Net realized and unrealized gain (loss)	0.05		0.31	(0.04)		0.41	0.63	(1.02)
Total from investment operations	0.23		0.70	0.41		0.85	1.06	(0.57)
Less distributions to shareholders:
Net investment income	(0.18)		(0.40)	(0.47)		(0.43)	(0.45)	(0.46)
Total distributions to shareholders	(0.18)		(0.40)	(0.47)		(0.43)	(0.45)	(0.46)
Net asset value, end of period	$9.25		$9.20	$8.90		$8.96	$8.54	$7.93
Total return	2.53%		8.00%	4.75%		10.02%	13.55%	(5.55%)
Ratios to average net assets(a)
Total gross expenses	0.68	%(b)	0.71%	0.73	%(c)	0.77%	0.79%	0.78%
Total net expenses(d)	0.68	%(b)	0.71%	0.73	%(c)	0.74%	0.75%	0.70%
Net investment income	3.90	%(b)	4.30%	5.09%		5.00%	5.15%	6.18%
Supplemental data
Net assets, end of period (in thousands)	$81,686		$97,880	$62,786		$82,844	$101,982	$112,681
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
33

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class K	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.21		$8.92	$8.97		$8.56	$7.95	$8.99
Income from investment operations:
Net investment income	0.17		0.37	0.42		0.42	0.40	0.44
Net realized and unrealized gain (loss)	0.06		0.29	(0.03)		0.40	0.63	(1.03)
Total from investment operations	0.23		0.66	0.39		0.82	1.03	(0.59)
Less distributions to shareholders:
Net investment income	(0.17)		(0.37)	(0.44)		(0.41)	(0.42)	(0.45)
Total distributions to shareholders	(0.17)		(0.37)	(0.44)		(0.41)	(0.42)	(0.45)
Net asset value, end of period	$9.27		$9.21	$8.92		$8.97	$8.56	$7.95
Total return	2.48%		7.55%	4.56%		9.62%	13.19%	(5.71%)
Ratios to average net assets(a)
Total gross expenses	0.98	%(b)	1.01%	1.03	%(c)	1.07%	1.09%	1.07%
Total net expenses(d)	0.98	%(b)	1.01%	1.02	%(c)	1.04%	1.05%	0.81%
Net investment income	3.61	%(b)	4.04%	4.83%		4.67%	4.75%	5.96%
Supplemental data
Net assets, end of period (in thousands)	$33		$78	$129		$137	$178	$113
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
34

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R	(Unaudited)		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.21		$8.91	$8.97		$8.64
Income from investment operations:
Net investment income	0.15		0.33	0.38		0.32
Net realized and unrealized gain (loss)	0.05		0.31	(0.03)		0.32
Total from investment operations	0.20		0.64	0.35		0.64
Less distributions to shareholders:
Net investment income	(0.15)		(0.34)	(0.41)		(0.31)
Total distributions to shareholders	(0.15)		(0.34)	(0.41)		(0.31)
Net asset value, end of period	$9.26		$9.21	$8.91		$8.97
Total return	2.21%		7.33%	4.11%		7.47%
Ratios to average net assets(b)
Total gross expenses	1.32	%(c)	1.36%	1.39	%(d)	1.33	%(c)
Total net expenses(e)	1.31	%(c)	1.34%	1.36	%(d)(f)	1.33	%(c)
Net investment income	3.28	%(c)	3.64%	4.38%		4.23	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,607		$891	$237		$96
Portfolio turnover	25%		85%	42%		69%

Notes to Financial Highlights

(a)  For the period from September 7, 2010 (commencement of operations) to July 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
35

Columbia Floating Rate Fund

Financial Highlights (continued)

Class R4	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.18		$9.11
Income from investment operations:
Net investment income	0.17		0.14
Net realized and unrealized gain	0.05		0.08
Total from investment operations	0.22		0.22
Less distributions to shareholders:
Net investment income	(0.17)		(0.15)
Total distributions to shareholders	(0.17)		(0.15)
Net asset value, end of period	$9.23		$9.18
Total return	2.47%		2.43%
Ratios to average net assets(b)
Total gross expenses	0.82	%(c)	0.85	%(c)
Total net expenses(d)	0.82	%(c)	0.84	%(c)
Net investment income	3.80	%(c)	3.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,677		$103
Portfolio turnover	25%		85%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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36

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class R5	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.23		$8.93	$8.99		$8.56	$7.95	$8.98
Income from investment operations:
Net investment income	0.18		0.35	0.44		0.44	0.43	0.45
Net realized and unrealized gain (loss)	0.05		0.35	(0.04)		0.41	0.62	(1.03)
Total from investment operations	0.23		0.70	0.40		0.85	1.05	(0.58)
Less distributions to shareholders:
Net investment income	(0.18)		(0.40)	(0.46)		(0.42)	(0.44)	(0.45)
Total distributions to shareholders	(0.18)		(0.40)	(0.46)		(0.42)	(0.44)	(0.45)
Net asset value, end of period	$9.28		$9.23	$8.93		$8.99	$8.56	$7.95
Total return	2.51%		7.93%	4.70%		9.98%	13.47%	(5.57%)
Ratios to average net assets(a)
Total gross expenses	0.74	%(b)	0.76%	0.79	%(c)	0.81%	0.87%	0.85%
Total net expenses(d)	0.73	%(b)	0.76%	0.79	%(c)	0.79%	0.80%	0.75%
Net investment income	3.86	%(b)	3.95%	5.04%		4.94%	5.10%	6.11%
Supplemental data
Net assets, end of period (in thousands)	$77,797		$61,580	$5		$5	$5	$4
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
37

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class W	(Unaudited)		2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.20		$8.91	$8.96		$8.54	$7.93	$8.97
Income from investment operations:
Net investment income	0.16		0.36	0.41		0.41	0.39	0.42
Net realized and unrealized gain (loss)	0.06		0.30	(0.03)		0.41	0.63	(1.03)
Total from investment operations	0.22		0.66	0.38		0.82	1.02	(0.61)
Less distributions to shareholders:
Net investment income	(0.17)		(0.37)	(0.43)		(0.40)	(0.41)	(0.43)
Total distributions to shareholders	(0.17)		(0.37)	(0.43)		(0.40)	(0.41)	(0.43)
Net asset value, end of period	$9.25		$9.20	$8.91		$8.96	$8.54	$7.93
Total return	2.36%		7.49%	4.47%		9.65%	13.05%	(6.07%)
Ratios to average net assets(a)
Total gross expenses	1.06	%(b)	1.10%	1.18	%(c)	1.11%	1.26%	1.23%
Total net expenses(d)	1.05	%(b)	1.09%	1.11	%(c)	1.09%	1.20%	1.14%
Net investment income	3.54	%(b)	3.95%	4.72%		4.63%	4.70%	5.71%
Supplemental data
Net assets, end of period (in thousands)	$5		$5	$4		$4	$4	$4
Portfolio turnover	25%		85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
38

Columbia Floating Rate Fund

Financial Highlights (continued)

	Six Months Ended January 31, 2014		Year Ended July 31,
Class Z	(Unaudited)		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.18		$8.89	$8.95		$8.63
Income from investment operations:
Net investment income	0.17		0.38	0.43		0.35
Net realized and unrealized gain (loss)	0.06		0.30	(0.04)		0.32
Total from investment operations	0.23		0.68	0.39		0.67
Less distributions to shareholders:
Net investment income	(0.17)		(0.39)	(0.45)		(0.35)
Total distributions to shareholders	(0.17)		(0.39)	(0.45)		(0.35)
Net asset value, end of period	$9.24		$9.18	$8.89		$8.95
Total return	2.58%		7.75%	4.63%		7.80%
Ratios to average net assets(b)
Total gross expenses	0.82	%(c)	0.86%	0.89	%(d)	0.82	%(c)
Total net expenses(e)	0.81	%(c)	0.84%	0.85	%(d)(f)	0.82	%(c)
Net investment income	3.78	%(c)	4.16%	4.92%		4.76	%(c)
Supplemental data
Net assets, end of period (in thousands)	$121,877		$100,795	$41,450		$67,558
Portfolio turnover	25%		85%	42%		69%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
39

Columbia Floating Rate Fund

Notes to Financial Statements

January 31, 2014 (Unaudited)

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are

Semiannual Report 2014
40

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when

Semiannual Report 2014
41

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended January 31, 2014 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as

Semiannual Report 2014
42

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

the Fund's net assets increase. The annualized effective administration fee rate for the six months ended January 31, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended January 31, 2014, other expenses paid to this company were $1,492.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended January 31, 2014, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class K	0.05
Class R	0.13
Class R4	0.13
Class R5	0.05
Class W	0.09
Class Z	0.13

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,257,000 and $851,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Semiannual Report 2014
43

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $384,444 for Class A, $399 for Class B, and $15,053 for Class C shares for the six months ended January 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.06%	1.09%
Class B	1.81	1.84
Class C	1.81	1.84
Class I	0.71	0.74
Class K	1.01	1.04
Class R	1.31	1.34
Class R4	0.81	0.84
Class R5	0.76	0.79
Class W	1.06	1.09
Class Z	0.81	0.84

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2014, the cost of investments for federal income tax purposes was approximately $1,249,196,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,475,000
Unrealized depreciation	(14,187,000)
Net unrealized appreciation	$7,288,000

The following capital loss carryforward, determined as of July 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$1,479,959
2017	29,093,899
2018	35,398,330
Total	$65,972,188

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $550,708,484 and $256,761,070, respectively, for the six months ended January 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2014, affiliated shareholder accounts owned 40.4% of the outstanding shares of the Fund. Subscription and

Semiannual Report 2014
44

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended January 31, 2014.

Note 9. Significant Risks

Floating Rate Loan Risk

The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Columbia Floating Rate Fund (the "Fund") is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the "Lawsuit"), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the "Bankruptcy Court"). The Fund and several other defendants (together the "Senior Transeastern Defendants") were lenders to parties involved in a joint venture with TOUSA, Inc. ("TOUSA") on a $450 million Credit Agreement dated as of August 1, 2005 (the "Credit Agreement"). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the "Transeastern Litigation"). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA's

Semiannual Report 2014
45

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

January 31, 2014 (Unaudited)

subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA ("Committee") filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court's decision to the District Court for the Southern District of Florida (the "District Court"). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court's decision as it relates to the liability of the Senior Transeastern Defendants and ordering that "[t]he Bankruptcy Court's imposition of remedies as to the [Senior Transeastern Defendants] is null and void." On March 8, 2011, the Committee appealed the District Court's order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues. Briefing is complete on the remaining appellate issues. The appeal is currently stayed, and no date for oral argument has yet been set.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia Floating Rate Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
49

Columbia Floating Rate Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR149_07_D01_(03/14)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title) /s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date March 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date March 24, 2014

By (Signature and Title) /s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date March 24, 2014